UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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The Walt Disney Company

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PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION

2024

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

Letter from Our Chairman	[•], 2024
Dear Fellow Shareholders,
I want to thank you for your investment in The Walt Disney Company. Fiscal 2023 was a consequential year for the Company. It reinforced, after 100 years, the enduring impact Disney continues to have on generations of people around the world. And it also showcased the Company’s tremendous resilience and fortitude in times of great change and uncertainty.
Upon his return as CEO, Bob Iger and his leadership team initiated a strategic transformation of the Company to make Disney’s businesses more efficient and effective, reinvigorate the creative engines that are foundational to all the company does, maximize Disney’s greatest brand and franchise assets and confront this period of significant industry disruption from a position of unrivaled strength. Disney’s world-class management team has made substantial progress executing on this strategic plan, and your Board is confident that they have put Disney on a path to sustained growth, both for the business itself and for shareholders.
We believe Bob’s continued leadership during this crucial period for Disney is invaluable and we are grateful for his whole-hearted devotion to the Company’s lasting success, which is why the Board voted unanimously to extend his contract through the end of 2026. Bob’s strong creative instincts and business acumen, enthusiasm for technological innovation and understanding of ever-changing global markets have solidified The Walt Disney Company as the world leader in entertainment. And he has proven again this year his ability to steer the Company toward shareholder value creation.
Meanwhile, both the Board and Bob remain actively engaged in the high-priority work of succession planning, and we’re pleased by the addition of two new Board members with outstanding experience in this area who are widely respected leaders in their industries. James Gorman’s highly successful tenure leading Morgan Stanley through its own business transformation, along with his finance and investment acumen, management expertise and leadership of a very successful multi-year CEO succession process, bring unique and relevant skills to our Board. Jeremy Darroch is a veteran media executive with demonstrated success transforming an international media business and navigating the same changing media and entertainment landscapes that Disney is managing, and his expertise is highly additive to our Board.
The Disney Board is composed of an engaged, diverse and dynamic group of leaders, whose skillsets are closely aligned with the key drivers of our business, including media and entertainment; direct-to-consumer expertise; strategic transformation; technology and innovation; and 360 degree brand activation. We remain committed to strong oversight for the company and its shareholders, as well as Board refreshment and aligning Board skills and experiences with our strategic priorities to continue driving the company’s strategic transformation.
The Board and senior management are dedicated to driving sustained, long-term profitability as Disney continues to consistently deliver for shareholders and consumers alike. Notably, this year the company improved its cash flows and declared a dividend, while continuing to invest in the future growth of Disney’s industry-leading businesses. And we believe that, over time, investors will recognize the value of the company’s businesses and strategy as Disney completes its transformation.
Ongoing engagement with our shareholders and responsiveness to feedback are also of the utmost importance to the Board and management team. In calendar 2023, the Company contacted 96% of its largest 25 shareholders and held nearly 100 conversations with investors focused on topics including the ongoing leadership succession process, strategic composition of our Board and Committee-level oversight responsibilities, alignment of our executive compensation program with Company performance and our efforts to support sustainability and social impact initiatives. A more detailed review of these topics and the enhancements that the Board has approved to relevant initiatives and disclosures as informed by shareholders can be found in the section of the proxy statement titled “Proxy Summary — Shareholder Engagement and Responsiveness.”
The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe the business to be conducted at the Disney 2024 Annual Meeting of Shareholders (the “Annual Meeting”). Also included are a WHITE proxy card and postage-paid return envelope. WHITE proxy cards are being solicited on behalf of the Board of Directors of The Walt Disney Company.
Your vote is especially important at this year’s Annual Meeting. As you may have seen, Trian Partners L.P. and Trian Partners Parallel Fund I, L.P., wholly owned subsidiaries of Trian Fund Management, L.P., along with other entities affiliated with Nelson Peltz and former Disney executive Isaac Perlmutter (collectively, the “Trian Group”), have provided notice of their intent to nominate Nelson Peltz and James Rasulo (each, a “Trian Group Nominee”) for election as directors at the Annual Meeting in opposition to the nominees recommended by your Board and the Blackwells Group Nominees (as defined herein) and to bring a proposal to amend our Bylaws (the “Trian Group Proposal”) before the Annual Meeting. In addition, Blackwells Onshore I LLC, Blackwells Capital LLC and Jason Aintabi (collectively, the “Blackwells Group”) have nominated Craig Hatkoff, Jessica Schell and Leah Solivan (each, a “Blackwells Group Nominee”) for election as directors at the Annual Meeting in opposition to the nominees recommended by your Board and the Trian Group Nominees and intend to bring a proposal for an advisory vote to cause the Board to increase its size and fill any resulting vacancies in certain circumstances (the “Blackwells Group Proposal”) before the Annual Meeting.
Your Board does not endorse the Trian Group Nominees, the Trian Group Proposal, the Blackwells Group Nominees or the Blackwells Group Proposal, and unanimously recommends that you vote “FOR” the election of the twelve (12) nominees proposed by your Board (Mary T. Barra, Safra A. Catz, Amy L. Chang, D. Jeremy Darroch, Carolyn N. Everson, Michael B.G. Froman, James P. Gorman, Robert A. Iger, Maria Elena Lagomasino, Calvin R. McDonald, Mark G. Parker and Derica W. Rice), “FOR” the other proposals recommended by your Board, “AGAINST” the Trian Group Proposal, “AGAINST” the Blackwells Group Proposal and “AGAINST” the other proposals made by shareholders, using the WHITE proxy card. You may receive solicitation materials from the Trian Group, including proxy statements and [•] proxy cards, and from the Blackwells Group, including proxy statements and [•] proxy cards. Disney is not responsible for the accuracy or completeness of any information provided by or relating to (a) the Trian Group, its nominees or the Trian Group Proposal contained in solicitation materials filed or disseminated by or on behalf of the Trian Group or any other statements the Trian Group may make or (b) the Blackwells Group, its nominees or the Blackwells Group Proposal contained in solicitation materials filed or disseminated by or on behalf of the Blackwells Group or any other statements the Blackwells Group may make.
Your Board strongly urges you to discard and NOT to vote using any [•] proxy card or any [•] proxy card sent to you by the Trian Group and the Blackwells Group, respectively. If you have already submitted a [•] or [•] proxy card, you can revoke such proxy and vote for your Board’s nominees and on the other matters to be voted on at the Annual Meeting by marking, signing and dating the enclosed WHITE proxy card and returning it in the enclosed postage-paid envelope or by voting via Internet by following the instructions on your WHITE proxy card, WHITE voting instruction form or notice. Only your latest validly executed proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying proxy statement.
PLEASE NOTE THAT THIS YEAR, YOUR WHITE PROXY CARD LOOKS DIFFERENT. RECENTLY ADOPTED NEW PROXY RULES REQUIRE THE COMPANY’S WHITE PROXY CARD TO LIST THE TRIAN GROUP NOMINEES AND THE BLACKWELLS GROUP NOMINEES IN ADDITION TO YOUR BOARD’S NOMINEES. PLEASE MARK YOUR WHITE PROXY CARD CAREFULLY AND VOTE “FOR” ONLY THE TWELVE (12) NOMINEES AND PROPOSALS RECOMMENDED BY YOUR BOARD, AND “AGAINST” ALL OTHER PROPOSALS AS YOUR BOARD RECOMMENDS.
Your vote is extremely important no matter how many shares you own. Whether or not you expect to attend the meeting, please promptly use your WHITE proxy card to vote by proxy over the Internet or by mail. If you have any questions or require any assistance with voting your shares, please call Disney’s proxy solicitor:

INNISFREE M&A INCORPORATED
Shareholders may call 1(877) 456-3463 (toll-free from the U.S. and Canada) or
+1 (412) 232-3651 (from other countries)
Banks and Brokers may call collect 1(212) 750-5833

We thank you for your investment in and continued support of The Walt Disney Company and look forward to our ongoing dialogue.
Mark G. Parker
Chairman of the Board

Letter from Our CEO	[•], 2024
Dear Fellow Shareholders,
Over the past year, we have made significant progress to strategically realign The Walt Disney Company for growth and shareholder value creation. Upon my return as CEO last fiscal year, we embarked on a necessary and unprecedented transformation of the Company to confront a number of internal and external challenges and seize the tremendous opportunities before us. First, the Company was completely restructured, restoring creativity to the center of our business. We made important management changes and efficiency improvements to create a more cost-effective, coordinated and streamlined approach to our operations. We aggressively cut costs across the enterprise, putting the Company on track to achieve roughly $7.5 billion in cost reductions – approximately $2 billion more than we originally targeted. And perhaps most importantly, we drastically improved our direct-to-consumer operating income as we approach profitability in streaming.
The underlying strength of our company and the remarkable amount of work we have accomplished in such a brief amount of time has allowed us to move beyond a period of fixing and begin building our businesses again. To that end, we are focused on four key building opportunities that will be central to our success.
First is achieving significant and sustained profitability in streaming. Over the past fiscal year, we have reset this business around economics designed to deliver on this goal, and we believe we are well on the path toward making it a reality. We are rationalizing the volume of content we make and what we spend; perfecting our pricing and marketing strategies; maximizing our enormous advertising potential; and moving toward a more unified one-app experience by making extensive Hulu content available to bundle subscribers via Disney+.
Next is taking ESPN – already the world’s leading sports media brand – and turning it into the preeminent digital sports platform. There is tremendous value in sports, demonstrated by the immense popularity of ESPN’s programming and its growth in both revenue and operating income for the past two fiscal years amidst a backdrop of notable linear industry declines. Today, we are preparing ESPN for a future in streaming that will further harness the power of live sports and entertainment in innovative new ways.
The third building priority is improving the output and economics of our film studios, which produce the content and intellectual property that generate value across the entire company. We are focusing heavily on the core brands and franchises that fuel all our businesses, and reducing output overall to enable us to concentrate on fewer projects and improve quality, all while continuing our effort around the creation of fresh and compelling original IP.
Finally, we are turbocharging growth in our Experiences business, including Domestic and International Parks and our Cruise Line. Historically, investments in this business have yielded attractive returns for shareholders. Given our wealth of stories and characters, innovative technology, buildable land and unmatched creativity, we are confident about the growth potential of our new investments.
We have already made considerable progress on all four of these opportunities, and we are continuing to move forward with urgency and clarity.
Over the past year, we’ve also greatly enhanced the strength of our senior management team. We recently welcomed Hugh Johnston as Senior Executive Vice President and Chief Financial Officer. Hugh joins Disney after 34-years with PepsiCo, where he earned a sterling reputation as one of the best CFOs in America. Sonia Coleman, a 15-year veteran of the Company, was named Senior Executive Vice President and Chief Human Resources Officer, and she has been an invaluable asset throughout our ongoing transformation, particularly the implementation of our new operating structure. Asad Ayaz was named Disney’s first-ever Chief Brand Officer, in addition to his longtime role as President of Marketing for Disney Entertainment Studios, and is now responsible for stewarding and elevating the Disney brand globally across the entire ecosystem of company touchpoints and consumer experiences. These seasoned and skilled leaders join a deep bench of tremendously talented senior executives who are charting Disney’s path forward.
I’m immensely proud of the irrefutable progress we’ve made transforming Disney for the future, and I’m committed to finishing the job so this company is strongly positioned when my successor takes the helm.

Because of that progress and Disney’s continued improved performance, your vote is especially important at this year’s Annual Meeting. As you may have seen, the Trian Group has nominated Nelson Peltz and James Rasulo for election as directors at the Annual Meeting in opposition to the nominees recommended by your Board and the Blackwells Group Nominees and intends to bring the Trian Group Proposal before the meeting. In addition, the Blackwells Group has nominated Craig Hatkoff, Jessica Schell and Leah Solivan for election as directors at the Annual Meeting in opposition to the nominees recommended by your Board and the Trian Group Nominees and intend to bring the Blackwells Group Proposal before the meeting.
I join with all my fellow Board members in not endorsing the Trian Group Nominees or the Trian Group Proposal, the Blackwells Groups Nominees or the Blackwells Group Proposal, and in recommending that you use the WHITE proxy card to vote “FOR” the election of the twelve (12) nominees proposed by your Board (Mary T. Barra, Safra A. Catz, Amy L. Chang, D. Jeremy Darroch, Carolyn N. Everson, Michael B.G. Froman, James P. Gorman, Robert A. Iger, Maria Elena Lagomasino, Calvin R. McDonald, Mark G. Parker and Derica W. Rice) and as your Board recommends on all other proposals.
Please discard and do NOT vote using any [•] proxy card sent to you by the Trian Group or any [•] proxy card sent to you by the Blackwells Group. If you have already submitted a [•] or [•] proxy card, you can revoke such proxy and vote for your Board’s nominees and on the other matters to be voted on at the Annual Meeting by signing and dating the enclosed WHITE proxy card and returning it in the enclosed postage-paid envelope or by voting via Internet by following the instructions on your WHITE proxy card, WHITE voting instruction form or notice. Only your latest validly executed voting instrument will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying proxy statement.
Your vote is extremely important no matter how many shares you own. Whether or not you expect to attend the meeting, please promptly use your WHITE proxy card to vote by proxy over the Internet or by mail.
On behalf of our senior leadership team, we thank you for your commitment to The Walt Disney Company. Your management team is focused on driving profitable growth and shareholder value creation as we move from a period of fixing to a new era of building, and the results detailed in this letter are testament to the work we have done across the Company this past year. I am bullish about the opportunities we have to create lasting growth and shareholder value, and to strengthen Disney’s position as the world’s leading entertainment company.
Sincerely,
Robert A. Iger
Chief Executive Officer

Notice of 2024 Annual Meeting

The 2024 Annual Meeting of shareholders of The Walt Disney Company will be held virtually at
www.virtualshareholdermeeting.com/DIS2024 (please see “Attendance at the Meeting” below.)
Meeting Details

Date & Time [•], [•], 2024 [•] A.M. Pacific Time	Place The meeting will be held virtually at www.virtualshareholder meeting.com/DIS2024	Who Can Vote Shareholders of record at the close of business on [•], [•], 2024
Items of Business and Board Voting Recommendation

1	Election of twelve (12) nominees named in the proxy statement as Directors, each for a term of one year.	FOR EACH COMPANY NOMINEE
2	Ratification of the appointment of Pricewaterhouse-Coopers LLP as the Company’s independent registered public accountants for fiscal 2024.	FOR
3	Consideration of an advisory vote to approve executive compensation.	FOR
4	Approval of an amendment and restatement of the Company’s Amended and Restated 2011 Stock Incentive Plan.	FOR
5-6	Shareholder proposals, if properly presented at the meeting.	AGAINST
7
The Trian Group proposal, if properly presented at the meeting, to repeal each provision or amendment of the Company’s Bylaws that has been adopted by the Board (and not the shareholders of the Company) since November 30, 2023.
AGAINST
8	The Blackwells Group proposal, if properly presented at the meeting, for an advisory vote to cause the Board to increase its size by the number of nominees recommended by your Board at the Annual Meeting that fail to be elected, if any, for failure to receive more votes than a Trian Group Nominee or a Blackwells Group Nominee, and to appoint any and all such nominees recommended by your Board to fill the newly created corresponding vacancies.	AGAINST
Shareholders of record of The Walt Disney Company common stock (NYSE: DIS) at the close of business on [•], 2024, are entitled to vote at the meeting and any postponements or adjournments of the meeting. A list of these shareholders is available during ordinary business hours at the offices of the Company in Burbank, California.
Please note that Trian Partners L.P. and Trian Partners Parallel Fund I, L.P., wholly owned subsidiaries of Trian Fund Management, L.P., along with other entities affiliated with Nelson Peltz and former Disney executive Isaac Perlmutter (collectively, the “Trian Group”), have provided notice of their intent to nominate Nelson Peltz and James Rasulo (each, a “Trian Group Nominee”) for election as directors at the Annual Meeting in opposition to the nominees recommended by your Board and the Blackwells Group Nominees (as defined herein) and to bring a proposal to amend our Bylaws (the “Trian Group Proposal”) before the Annual Meeting. In addition, Blackwells Onshore I LLC, Blackwells Capital LLC and Jason Aintabi (collectively, the “Blackwells Group”) have nominated Craig Hatkoff, Jessica Schell and Leah Solivan (each, a “Blackwells Group Nominee”) for election as directors at the Annual Meeting in opposition to the nominees recommended by your Board and the Trian Group Nominees and intend to bring a proposal for an advisory vote to cause the Board to increase its size and fill any resulting vacancies in certain circumstances (the “Blackwells Group Proposal”) before the Annual Meeting. You may receive solicitation materials from the Trian Group, including proxy statements and [•] proxy cards, and from the Blackwells Group, including proxy statements and [•] proxy cards. Disney is not responsible for the accuracy or completeness of any information provided by or relating to (a) the Trian Group, its nominees or the Trian Group Proposal contained in solicitation materials filed or disseminated by or on behalf of the Trian Group or any other statements the Trian Group may make or (b) the Blackwells Group, its nominees or the Blackwells Group Proposal contained in solicitation materials filed or disseminated by or on behalf of the Blackwells Group or any other statements the Blackwells Group may make.
Your Board of Directors does not endorse the Trian Group Nominees, the Trian Group Proposal, the Blackwells Group Nominees or the Blackwells Group Proposal and unanimously recommends that you use the WHITE proxy card to vote “FOR” only the twelve (12) nominees proposed by your Board of Directors, and as your Board recommends on all other proposals. Your Board strongly urges you to discard and NOT to vote using any [•] proxy card or any [•] proxy card sent to you by the Trian Group and the Blackwells Group, respectively. If you have already submitted a [•] or [•] proxy card, you can revoke such proxy and vote for your Board’s nominees and on the other matters to be voted on at the Annual Meeting by marking, signing and dating the enclosed WHITE proxy card and returning it in the enclosed postage-paid envelope or by voting via Internet by following the instructions on your WHITE proxy card, WHITE voting instruction form or notice. Only your latest validly executed proxy will count and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying proxy statement.

[•]
Jolene E. Negre
Associate General Counsel and Secretary
[•], 2024 Burbank, California

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [•], 2024. The proxy statement and annual report to shareholders and the means to vote by Internet are available at www.ProxyVote.com/Disney.
Attendance at the Meeting
To attend the virtual annual meeting, you must be a shareholder on the record date and have previously registered to attend the meeting. Register to attend the virtual meeting on or before [•], 2024 by visiting www.ProxyVote.com/Disney and selecting ”Attend a Meeting.” You will need the 16-digit control number found on your WHITE proxy card or notice. You will receive a confirmation e-mail with information on how to attend the meeting. After you have registered, you will be able to participate in the annual meeting by visiting www.virtualshareholdermeeting.com/DIS2024 and entering the same 16-digit control number you used to pre-register and as shown in your confirmation e-mail. Beneficial shareholders who do not have a 16-digit control number should follow the instructions provided on the voting instruction form provided by your broker, bank or other nominee. In addition to registering for the meeting, beneficial holders that wish to vote at the meeting must obtain a legal proxy from their bank, broker or other nominee prior to the meeting. You will need to have an electronic image (such as a pdf file or scan) of the legal proxy with you if you are voting at the meeting.
Participation in the meeting is limited due to the capacity of the host platform and access to the meeting will be accepted on a first-come, first-served basis once electronic entry begins. Electronic entry to the meeting will begin at [•] a.m. PT and the meeting will begin promptly at [•] a.m. PT. If you encounter difficulties accessing the virtual meeting, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/DIS2024. If you cannot attend the meeting or if you are not a shareholder of record, you can still listen to the meeting, which will be available on our Investor Relations website.

Cautionary Note Regarding Forward-Looking Statements

This proxy statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding mandates, expectations, beliefs, business plans and other statements that are not historical in nature. These statements are made on the basis of the Company’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. The Company does not undertake any obligation to update these statements unless required by applicable laws or regulations and you should not place undue reliance on forward-looking statements.
Actual results may differ materially from those expressed or implied. Such differences may result from actions taken by the Company, including restructuring or strategic initiatives (including capital investments, asset acquisitions or dispositions, new or expanded business lines or cessation of certain operations), our execution of our business plans (including the content we create and IP we invest in, our pricing decisions, our cost structure and our management and other personnel decisions), our ability to quickly execute on cost rationalization while preserving revenue, the discovery of additional information or other business decisions, as well as from developments beyond the Company’s control, including: the occurrence of subsequent events; further deterioration in domestic and global economic conditions or failure of conditions to improve as anticipated; deterioration in or pressures from competitive conditions, including competition to create or acquire content, competition for talent and competition for advertising revenue; consumer preferences and acceptance of our content, offerings, pricing model and price increases, and corresponding subscriber additions and churn, and the market for advertising sales on our direct-to-consumer services and linear networks; health concerns and their impact on our businesses and productions; international, political or military developments; regulatory and legal developments; technological developments; labor markets and activities, including work stoppages; adverse weather conditions or natural disasters; and availability of content. Such developments may further affect entertainment, travel and leisure businesses generally and may, among other things, affect (or further affect, as applicable): our operations, business plans or profitability, including direct-to-consumer profitability; demand for our products and services; the performance of the Company’s content; our ability to create or obtain desirable content at or under the value we assign the content; the advertising market for programming; income tax expense; and performance of some or all Company businesses either directly or through their impact on those who distribute our products.
Additional factors are set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023, under the captions “Risk Factors,” “Management’s Discussion and Analysis” and “Business,” and subsequent filings with the Securities and Exchange Commission (“SEC”), including, among others, quarterly reports on Form 10-Q.

The Walt Disney Company (500 South Buena Vista Street, Burbank, CA 91521) is providing you with this proxy statement relating to its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). The Company expects to commence mailing of its proxy materials to shareholders on or about [•], 2024. References to the “Company,” “Disney,” “we” or “our” in this proxy statement refer to The Walt Disney Company and, as applicable, its consolidated subsidiaries. The Company’s website and social media feeds and the information contained or linked therein or otherwise connected thereto are not part of or incorporated by reference into this proxy statement, regardless of any reference to such website or social media feeds in this proxy statement.

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Proxy Summary

This summary highlights certain information in this proxy statement. As it is only a summary, please review the complete proxy statement and fiscal 2023 annual report before you vote.
Voting Items

COMPANY PROPOSALS		BOARD RECOMMENDATION	PAGE REFERENCE
Proposal 1	Election of twelve (12) nominees named in the proxy statement as Directors, each for a term of one year.	FOR EACH COMPANY NOMINEE	88
Proposal 2	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for fiscal 2024.	FOR	90
Proposal 3	Consideration of an advisory vote to approve executive compensation.	FOR	91
Proposal 4	Approval of an amendment and restatement of the Company’s Amended and Restated 2011 Stock Incentive Plan.	FOR	92
SHAREHOLDER PROPOSALS
This preliminary proxy statement does not contain certain shareholder proposals. Any shareholder proposals outstanding at the time of filing the definitive proxy statement for which we do not receive no-action relief from the SEC will be included in the definitive proxy statement.

Proposal 5 - 6	Shareholder proposals, if properly presented at the meeting.	AGAINST	99
Proposal 7	The Trian Group proposal, if properly presented at the meeting, to repeal each provision or amendment of the Company’s Bylaws that has been adopted by the Board (and not the shareholders of the Company) since November 30, 2023.	AGAINST	104
Proposal 8	The Blackwells Group proposal, if properly presented at the meeting, for an advisory vote to cause the Board to increase its size by the number of nominees recommended by your Board at the Annual Meeting that fail to be elected, if any, for failure to receive more votes than a Trian Group Nominee or a Blackwells Group Nominee, and to appoint any and all such nominees recommended by your Board to fill the newly created corresponding vacancies.	AGAINST	105
Ways to Vote
YOUR VOTE IS IMPORTANT
Please vote as promptly as possible by using any of the following methods, as applicable:

INTERNET Locate the control number included in your WHITE proxy card, WHITE voting instruction form or notice in order to access the website indicated.	SCAN Your WHITE proxy card, WHITE voting instruction form or notice may also include a QR code for voting by your mobile phone.	MAIL Mark, sign and date your WHITE proxy card or WHITE voting instruction form and return it in the postage-paid envelope provided.

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The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Fiscal 2023 Overview
Over the past century, we have built a strong foundation of creative excellence and innovation, which has only been reinforced by the important restructuring and cost efficiency work we’ve done this year. Our new structure is restoring creativity to the center of our Company. Our results reflect the significant progress we’ve made on our priorities over the past year and while we still have work to do to continue improving performance, our progress has allowed us to move beyond this period of fixing and begin building our businesses again.
•Revenues increased 7% year over year to $88.9 billion
•Cash provided by continuing operations increased 64% year over year to $9.9 billion
Business Highlights and Performance

Entertainment	Sports	Experiences

Over 112 million Core Subscribers +9.7 million year-over-year net core adds (excluding Disney+ Hotstar) Launched Disney+ Ad Tier 5.2 million subscribers in the U.S. as of September 30, 2023	Delivered Domestic Revenue and Operating Income Growth in both fiscal 2022 and 2023	New Attractions Mickey and Minnie’s Runaway Railway January 27, 2023 TRON Lightcycle / Run presented by Enterprise® April 4, 2023

Generated $6.6B in Global Box Office in fiscal 2023 Including Avatar: The Way of Water, Black Panther: Wakanda Forever, Guardians of the Galaxy Vol. 3, The Little Mermaid and Elemental	Best Viewership Overall and in Key 18-49 Demographic since fiscal 2019 for ESPN Network	Strong Performance including Continued Recovery $32.5B Full Year Segment Revenue $9.0B Full Year Segment Operating Income

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The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Board of Directors Highlights
Director Nominees
The Board of Directors of The Walt Disney Company (the ‘‘Board’’) has nominated a slate composed of twelve talented directors with skill sets, experiences and professional backgrounds representing a diversity of perspectives and characteristics that are particularly relevant to Disney’s business and strategic objectives, as reflected in their biographies in the section of this proxy statement titled “Corporate Governance and Board Matters — The Board of Directors — Director Nominees.”

					BOARD STANDING COMMITTEES

NAME	PRIMARY OCCUPATION	AGE	DIRECTOR SINCE	AUDIT	GOVERNANCE & NOMINATING	COMPENSATION	EXECUTIVE

Mary T. Barra	Chair and Chief Executive Officer, General Motors Company	62	2017			l
Safra A. Catz	Chief Executive Officer, Oracle Corporation	62	2018	l
Amy L. Chang	Former Executive Vice President, Cisco Systems, Inc.	47	2021		l
D. Jeremy Darroch	Former Executive Chairman and Group Chief Executive Officer, Sky	61	2024	l
Carolyn N. Everson	Former President, Instacart	52	2022			l
Michael B.G. Froman	President, Council on Foreign Relations	61	2018		l
James P. Gorman	Executive Chairman, Morgan Stanley	65	2024
Robert A. Iger[1]	Chief Executive Officer, The Walt Disney Company	72	2000				l
Maria Elena Lagomasino	Chief Executive Officer and Managing Partner, We Family Offices, LLC	74	2015		l	l
Calvin R. McDonald	Chief Executive Officer, lululemon athletica inc.	52	2021			l
Mark G. Parker	Executive Chairman, Nike, Inc.	68	2016		l		l
Derica W. Rice	Former Executive Vice President, CVS Health Corporation	58	2019	l
l Chair l Member
1Departed Board in 2021 and rejoined in 2022.

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The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

FORTUNE 500 CEO/CFO EXPERIENCE 7 out of 12 directors have Fortune 500 CEO/CFO experience	BOARD TENURE 7 out of 12 directors have 0-5 Years of Tenure	BOARD DIVERSITY 6 out of 12 directors are gender or ethnically/racially diverse

l Fortune 500 CEO/CFO Experience	l 0-5 Years l 6-10 Years l 10+ Years	l Diverse l Gender l Race/Ethnicity (Asian, Black, Latina)

11	Independent Directors 11 out of 12 independent directors	7	New Directors There have been 7 new directors in the past 5 years

Working closely with the full Board, the Governance and Nominating Committee develops criteria for open Board positions, taking into account the needs of the Board and Company at the time, in order to ensure a regular refreshment of Board positions supporting value creation. On November 29, 2023, the Board appointed both James Gorman and Jeremy Darroch as new directors. Mr. Gorman has extensive leadership experience overseeing a preeminent global financial institution, including a multi-year CEO succession process; and Mr. Darroch is a veteran media executive with experience transforming an international media business and navigating changing media and entertainment landscapes. On November 21, 2022, Carolyn Everson joined the Board. Ms. Everson brings deep experience in consumer-facing companies as a veteran media and advertising technology executive. On November 20, 2022, Bob Iger joined the Board in connection with his appointment as Chief Executive Officer (“CEO”), providing decades of media and entertainment experience. The current term of office of all of the Company’s directors expires at the Annual Meeting. For more information regarding these matters and our corporate governance, see the section of this proxy statement titled “Corporate Governance and Board Matters.”
Board Oversight
In direct response to shareholder feedback, the Board has updated several aspects of its risk oversight. For more information regarding these matters, see the sections of this proxy statement titled “Proxy Summary — Shareholder Engagement and Responsiveness — Commitment to Investor Engagement and Overview of Responsive Actions” below and “Corporate Governance and Board Matters — The Board’s Role in Risk Oversight.” The Board specifically delegated oversight of certain risks to its committees:
•The Audit Committee oversees cybersecurity and data security risks and mitigation strategies.
•The Compensation Committee oversees the Company’s strategies and programs related to senior leadership succession planning; talent development and workforce equity matters, including diversity, equity and inclusion initiatives and results, employee engagement and employee surveys; and risks associated with the Company’s compensation policies and practices.
•The Governance and Nominating Committee oversees the Company’s lobbying and political strategy; human rights policies; and environmental, social and governance (“ESG”) programs and reporting, including with respect to environmental and sustainability policies and initiatives to address climate change risks.
In addition, the Audit Committee reviews the Company’s policies and practices with respect to risk assessment and risk management.

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The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Shareholder Engagement and Responsiveness
Below are overviews of the Company’s engagement process, feedback from investors and responsive Company actions.
Investor Engagement Process

Contacted 96%	of our largest 25 shareholders in calendar year 2023	Held nearly 100 conversations
focused on Board, executive compensation, ongoing leadership succession process and topics related to sustainability and social impact, with shareholders across size and geography led by, as appropriate, independent members of the Board of Directors and our Investor Relations team

During fiscal 2023, including following the 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”), members of executive management and Board leadership continued their active engagement with shareholders. Our Investor Relations team engaged regularly throughout the 2023 calendar year with a broad subset of our investor base.
As part of its active engagement with shareholders, in January 2024, the Company entered into a confidentiality agreement with ValueAct Capital Management, L.P. (“ValueAct”), pursuant to which the Company may provide information to the investment firm and consult with ValueAct on strategic matters, including through meetings with the Board and management, and ValueAct will support the Board recommended slate of nominees for election to the Board at the Annual Meeting.
As part of our ongoing investor engagement, our Investor Relations team and Secretary engaged with each shareholder that submitted a shareholder proposal for consideration at the Annual Meeting to discuss the related proposal and the Governance and Nominating Committee evaluated each shareholder proposal. Topics relevant to shareholder proposals that we receive are also discussed as part of our outreach and engagement with a broad subset of our investor base. For more information regarding these matters, see the section of this proxy statement titled “Items to Be Voted On — Shareholder Proposals.”
In addition to these regular conversations, our Investor Relations team also held two formal rounds of engagement sessions, which included Board members, in the winter/spring and the fall with top shareholders to hear and respond to feedback. The feedback gathered during these conversations helped inform the Board’s thinking, in particular about compensation, governance and disclosure. We intend to continue a similar level of consistent shareholder engagement and feedback solicitation in 2024.

5
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Commitment to Investor Engagement and Overview of Responsive Actions
Over the past three years, we have taken numerous responsive actions informed by shareholder feedback. Below we summarize key shareholder feedback the Company received from investors and highlights of actions the Company took in response.

KEY THEMES	WHAT WE HEARD	WHAT WE DID

Board and Executive Oversight	Increase Board oversight and executive leadership of certain focal areas
The Board memorialized the Audit Committee’s oversight of cybersecurity and data security risks in the Audit Committee Charter.

The Board memorialized the Compensation Committee’s oversight of risks associated with the Company’s compensation policies and practices in the Compensation Committee Charter and expanded the Compensation Committee’s oversight of workforce equity matters to include: diversity, equity and inclusion initiatives and results; employee engagement; and employee surveys.

The Board delegated oversight of the Company’s strategies and programs related to senior leadership succession planning and talent development to the Compensation Committee

The Board delegated oversight of lobbying and political strategy; human rights policies; and environmental, social and governance programs and reporting to the Governance and Nominating Committee.

We have implemented enhanced executive review of company-wide political contributions and lobbying.

Enhance disclosure of management succession
We expanded disclosure of our CEO and management succession, including the Succession Planning Committee and its duties, members and progress, under the section titled “Corporate Governance and Board Matters — Management Succession Planning.”

Prioritize Board oversight of succession planning
The Board created a special Succession Planning Committee.

The Board appointed James Gorman and Jeremy Darroch, each of whom has overseen executive management succession processes at preeminent global institutions. Mr. Gorman was appointed to the Board’s Succession Planning Committee.

Increase Board expertise in media and entertainment
Over the last two years, the Board has appointed three veteran media executives: Jeremy Darroch, a media executive of a global multi-platform TV provider; Carolyn Everson, a media and advertising technology executive with deep experience in consumer-facing companies; and Bob Iger, a seasoned media and entertainment executive.

	Maintain an independent Chairman	The Board elected an independent Chairman in fiscal 2022.

Lobbying	Enhance disclosure of lobbying policies and activities
We expanded disclosure of trade association payments and we provide the rationale of each membership.

We prohibit the use of trade association dues for political candidate contributions.

We have increased disclosure on the Company’s core policy issues and key steps the Company may take when there is misalignment with trade associations.

We have integrated links to federal lobbying reports and state lobbying reports where readily available in environmental, social and governance reporting.

Human Rights	Expand human rights disclosure	We updated our Human Rights Policy, enhanced public disclosures and provide an annual human rights report to the Governance and Nominating Committee.

Workforce Disclosure	Expand reporting of the Company’s demographic and inclusion metrics	We have committed to disclosing quantitative metrics reflecting hiring, promotion and retention by gender, race and ethnicity before the end of 2024.

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The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

KEY THEMES	WHAT WE HEARD	WHAT WE DID

Pay Equity	Report on pay ratios across race/ethnicity and gender
We disclose annual adjusted gender, race and ethnicity pay ratio data (Pay Ratio Disclosure on the “ESG Reporting” page of our Impact website).

In 2023, we expanded our assessment of the adjusted pay ratio to include bonus and long-term incentives.

We have committed to disclosing our unadjusted median analysis of pay in 2024.

Executive Compensation	Increase the impact of performance on executive officer pay outcomes
For fiscal 2023, the Compensation Committee set the portion of the CEO’s long-term incentive award comprised of performance-based restricted stock units (also referred to as “PBUs”) at 60%, an increase from 50% in fiscal 2022. Starting in fiscal 2022, for all other NEOs (as defined herein, other than the Interim Chief Financial Officer (“CFO”)), PBUs comprise at least 50% of overall long-term incentive grant value, an increase from 30% in fiscal 2021.

The Compensation Committee increased the relative total shareholder return (“TSR”) test to achieve PBU target payout for all NEOs to the 55th percentile of S&P 500 companies starting in fiscal 2022. In fiscal 2023 and 2024, because TSR performance was below threshold, NEOs forfeited 100% of PBUs granted in fiscal 2020 and fiscal 2021 that were subject to performance against cumulative relative TSR, which were also subject to a minimum performance threshold.

Evaluate compensation metrics to reduce overlap and encourage strategic alignment
The Compensation Committee eliminated return on invested capital (“ROIC”) as a metric from the annual bonus program to eliminate overlap with the PBU metrics.

While continuing to use ROIC as a PBU metric in the long-term incentive program, the Compensation Committee returned to setting full 3-year goals in fiscal 2023.

The Compensation Committee aligned financial metrics with market practice and the Company’s overall growth and profitability goals by incorporating adjusted revenue, adjusted segment operating income and adjusted after-tax free cash flow as financial metrics and removed adjusted earnings per share.

Enhance executive compensation disclosures
Starting in 2023, we expanded disclosure for each of our annual bonus program metrics under the section titled “Executive Compensation — Compensation Discussion and Analysis” to include the performance target, and also included the disclosure of the performance leverage for the ROIC performance period for the PBUs.

Limitations on Certain Executive Payments
The Compensation Committee adopted a cash severance policy pursuant to which any cash severance payment will not exceed 2.99 times the sum of base salary plus target bonus for Section 16 officers without shareholder approval of such payment.

In fiscal 2023, the Company adopted The Walt Disney Company Clawback Policy, and current Section 16 officers of the Company have agreed in writing that employment agreements and other compensation agreements and plans are subject to the policy.

Dividend	Increase shareholder value through cash dividend	The Board announced a cash dividend of $0.30 per share in respect of the second half of fiscal 2023.

Chemical Management	Enhance chemical management program and disclosure
We enhanced our chemical management program, increasing disclosure and establishing a Priority Chemicals List and specific timelines for reductions of certain chemicals in our consumer products, and we have committed to report progress on our chemical management program in our annual Sustainability and Social Impact report beginning in 2024.

7
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Compensation Structure and Philosophy
The Compensation Committee firmly believes in pay for performance.
In fiscal 2023, 96% of Mr. Iger’s target total direct annual compensation was variable or at risk based on Company and stock price performance. Mr. Iger’s target total direct annual compensation was comprised of 53% PBUs, 36% stock options, 4% base salary and 7% target annual incentive.

CEO

For fiscal 2023, Bob lger’s target equity award was composed of 60% performance-based restricted stock units and 40% options; the realized performance-unit value depends on two-year achievement of relative TSR and absolute ROIC performance, and the options only have value to the extent that Disney stock price increases.

Target payout for the relative TSR test of PBUs for all NEOs requires TSR performance at the 55th percentile of the S&P 500 companies. Additionally, PBUs represent at least 50% of the overall long-term incentive grant value for all NEOs (other than the Interim CFO).
More detail regarding our strategic priorities and our performance metrics can be found in the section of this proxy statement titled “Executive Compensation — Compensation Discussion and Analysis.”

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The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Sustainability Highlights
The Company has a longstanding commitment to operating responsibly in our business activities; investing in our people’s development, employee experience and well-being; fostering diversity, equity and inclusion in our workplace; undertaking meaningful and measurable environmental sustainability efforts; and having a positive social impact by supporting communities. The Governance and Nominating Committee oversees the Company’s ESG programs and reporting, including with respect to environmental sustainability policies and initiatives. Below are some highlights of our activities in support of that commitment. Additional details of the Company’s efforts are available at our Impact website and in our Sustainability and Social Impact (“SSI”) Report.

Human Capital Management	Environmental Sustainability

Health, Wellness, Family Resources and Other Benefits

•Healthcare options aimed at improving quality of care while limiting out-of-pocket costs
•Family care resources such as childcare and senior care programs, long-term care coverage and a family-building benefit
•Free mental and well-being resources
•Two Centers for Living Well that offer convenient, on-demand access to board-certified physicians and counselors
•Retirement and savings programs that help employees adapt to changing needs and unexpected events and drive financial security in the present and the future
Talent Development and Education

•Training and development programs (online, instructor-led and on-the-job learning formats)
•Our education investment program, Disney Aspire, pays 100% of the tuition costs upfront for eligible participating employees at a variety of in-network learning providers and universities and reimburses employees for applicable books and fees. At the end of fiscal 2023, more than 15,000 current employees were enrolled and more than 3,800 current employees had graduated since the program launched in 2018.
Diversity, Equity and Inclusion

•Published U.S. Employer Equal Opportunity data, as well as workforce and content diversity dashboards
•Expanded pay ratio analysis to include bonus and long-term incentive awards, in addition to base pay, for U.S. employees based on gender, race and ethnicity; committed to disclosing an unadjusted median analysis of pay in March 2024
•Offered an executive incubator program and creative talent development program designed to engage the next-generation creative executives from underrepresented backgrounds
•Facilitated various Talent Network programs to help attract and develop a more diverse workforce
•Supported employee-led Business Employee Resource Groups, which represent and support the diverse communities that make up our workforce
2030 Environmental Goals[1]

•Reduce absolute emissions from direct operations (Scope 1 & 2) by 46.2%, against a fiscal year 2019 baseline[2]
•Achieve net zero emissions for our direct operations
•Purchase or produce 100% zero carbon electricity
•Reduce Scope 3 emissions through absolute reduction and supplier and licensee engagement[3]

•Implement localized watershed stewardship strategies and source sustainable seafood

•Pursue zero waste to landfill at wholly owned and operated parks and resorts, and cruise line •Reduce single use plastics in our parks and resorts •Eliminate single-use plastics on cruise ships by 2025

•Reduce the environmental impacts of materials used in the creation and packaging of our products, while also working to increase the sustainability of our manufacturing network

•Design new projects to achieve near net zero greenhouse gas emissions, maximize water efficiency and support zero waste operations

1The complete set of our 2030 environmental goals is provided in our 2030 Environmental Goals White Paper, available on the Environmental Sustainability page of our Impact website. The White Paper also provides details around our goal coverage and approaches. Progress towards our goals is reported in our annual SSI Report. Disney’s 2023 SSI Report will be published in our second quarter of fiscal 2024.
2In fiscal year 2023, this goal was validated by the Science Based Target Initiative (SBTi).
3Our scope 3 goal has additional sub-goals for absolute reduction and supplier and licensee engagement. This sub-goal language is in our Environmental White Paper, and has also been validated by SBTi.

Human Rights
We maintain a Human Rights Policy, disclose our salient human rights issues and exercise human rights due diligence on an on-going basis to identify, prevent, mitigate and account for human rights risks and impacts.

9
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Background to the Solicitation

The summary below details the significant contacts between (a) the Company and the Trian Group beginning in early summer 2023 through the date of this proxy statement and (b) the Company and the Blackwells Group beginning in late November 2023 through the date of this proxy statement. The Trian Group previously sought to place Nelson Peltz, the Chief Executive Officer of Trian Management (or as an alternate, Matthew Peltz, Mr. Peltz’s son), on the Board starting in the summer of 2022 and culminating in their launch of a proxy contest in January 2023, which Mr. Peltz ceased during a live television interview on February 9, 2023. The contacts between the Company and the Trian Group leading up to and during such previous proxy contest are not described below, but are summarized in the Company’s definitive proxy statement filed with the SEC on February 6, 2023. This summary does not purport to catalogue every conversation of or between members of the Board, the Company’s management and the Company’s advisors, on the one hand, and representatives of the Trian Group and their advisors relating to the Trian Group’s solicitation or representatives of the Blackwells Group and their advisors relating to the Blackwells Group’s solicitation, on the other hand.
Since Mr. Peltz ended his proxy contest in February 2023, the Board and management have maintained an open dialogue with him and the Trian Group, having no less than 20 meaningful interactions. On May 30, 2023, Mr. Peltz sent a letter to the Company setting forth suggestions on investor communications to catalyze the stock price. Additionally, this letter expressed the Trian Group’s belief that “the market reaction following last quarter[‘s earnings] was too negative” and that the Trian Group was “aligned with the changes being implemented on costs and strategy.” Mr. Peltz also called Mr. Iger and Christine McCarthy, then the Company’s Senior Executive Vice President and Chief Financial Officer, demanding a seat on the Board and stating that the Trian Group intended to nominate a slate of nominees at the Annual Meeting unless the Company agreed to add him to the Board. This marked the 24th time since the summer of 2022 that either Mr. Peltz or Isaac Perlmutter, a former employee and current shareholder of the Company, who served as Chairman of Marvel Entertainment (and prior to that Chief Executive Officer of Marvel) until his termination on March 28, 2023, had sought a Board seat for Mr. Peltz.
On June 27, 2023, the Board met to discuss the letter from Mr. Peltz and to once again consider his qualifications for the Board. During this period, the Board was already actively engaged in a formal search for highly qualified candidates for the Board with strong skills and experience directly relevant to Disney, and was able to compare Mr. Peltz as a candidate against a variety of other potential Board candidates. This process ultimately resulted in the November announcement of the addition of Mr. Gorman and Mr. Darroch as directors. The Board concluded that its prior assessment of Mr. Peltz was unchanged in that he did not bring additive skills to the Board, and again decided not to offer Mr. Peltz a Board seat, but to continue to attempt to seek constructive engagement with him. Mr. Iger and Horacio Gutierrez, Disney’s Senior Executive Vice President, Chief Legal and Compliance Officer, communicated the Board’s decision to Mr. Peltz on July 3, 2023.
On October 8, 2023, The Wall Street Journal reported that according to “people familiar with the matter”, Mr. Peltz and the Trian Group had accumulated a stake in Disney valued at up to $2.5 billion, making the Trian Group “one of Disney’s largest investors”1. Although the article framed this as the Trian Group building a much larger position in Disney than it held during the proxy contest in 2023, it failed to mention that, as subsequently reported by The Wall Street Journal on October 30, 20232 and stated by the Company on November 30, 2023, approximately 78% of this position in Disney is owned by Mr. Perlmutter, who has agreed to give the Trian Group voting control over his Disney shares. The article also stated that the Trian Group was expected to request multiple seats on the Board, including one for Mr. Peltz, and would likely launch a proxy contest and nominate multiple director nominees if he was not given a Board seat.
On November 19, 2023, Mr. Iger and Mr. Gutierrez met with Mr. Peltz and Brian Schorr of the Trian Group in New York City. During this conversation, Mr. Peltz presented the Company with two options: either the Board would add Mr. Peltz and two additional mutually agreed upon directors prior to the Annual Meeting, or the Trian Group would run a proxy contest with a slate including Mr. Peltz and an unidentified number of nominees. Also in this meeting, Mr. Peltz criticized the stock price and repeated other critiques from his previous campaign. Mr. Iger asked Mr. Peltz what courses of action he would recommend to the Board to address his concerns. Mr. Peltz again offered no strategic insights or proposed courses of action to address his concerns, and instead responded that he was not there to put forth a plan, he was only there to get a Board seat. Mr. Iger and Mr. Gutierrez asked if Mr. Peltz would be interested in meeting with both the Board and Disney’s segment leaders the following week to provide insight into his thesis for Disney, but Mr. Peltz declined.
On November 21, 2023, Mr. Peltz and Mr. Iger spoke on the phone, and Mr. Peltz reiterated his criticisms while also demanding to know if Mr. Iger would endorse his appointment to the Board. Mr. Iger responded that Mr. Peltz’s request was a Board decision that would be discussed as a Board. Mr. Iger also again asked Mr. Peltz what advice or thesis he had for addressing the issues he perceived with the Company. Mr. Peltz offered no plans or proposal other than his addition to the Board. Mr. Iger inquired as to Mr. Perlmutter’s
1 Source: https://www.wsj.com/business/media/nelson-peltz-boosts-disney-stake-seeks-board-seats-77b2c589.
2 Source: https://www.wsj.com/business/media/peltzs-push-for-disney-board-seats-boosted-by-perlmutters-shares-a91f121e.

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The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

objective in his partnership with Mr. Peltz, noting the fraught history with Mr. Perlmutter whose employment Mr. Iger had terminated a few months earlier, having previously removed him from his executive position at Marvel in 2015. Mr. Peltz did not engage on these matters.
On November 24, 2023, Mr. Schorr sent a letter on behalf of the Trian Group to Mr. Gutierrez, asking that the letter be provided to the Board by the end of that weekend. This letter to the Board mentioned the number of Disney shares that the Trian Group beneficially owned (with no mention of Mr. Perlmutter or the Trian Group’s arrangements with him) and reiterated the Trian Group’s demand to add Mr. Peltz and two mutually agreed upon independent directors to the Board. This letter went on to say that if the Board did not comply, the Trian Group would nominate multiple candidates for election at the Annual Meeting, and also noted that adding new directors without adding Mr. Peltz would not be sufficient to avoid a proxy contest.
On November 29, 2023, the Board met to discuss the proposal from the Trian Group, and determined that it would not be in the best interest of Disney or its shareholders to add Mr. Peltz to the Board for the same reasons as before. The Board instead approved the appointment, after an extensive evaluation and search process, of two new directors, James Gorman, Chairman and Chief Executive Officer of Morgan Stanley, and Jeremy Darroch, a veteran media executive and former Group Chief Executive Officer of Sky, each of whom brought significant skills and experience directly relevant to Disney.
On November 30, 2023, Mr. Iger and Mr. Gutierrez called Mr. Peltz and Mr. Schorr to convey the Board’s decision, and to offer Mr. Peltz and the Trian Group the opportunity to meet with the Board to present their ideas. Mr. Peltz expressed his displeasure that the Board had decided not to add him, promising to run a proxy contest with a slate that included himself. Later that day, in a subsequent
e-mail from Mr. Schorr to Mr. Gutierrez, Mr. Peltz and Mr. Schorr declined the invitation to present their ideas to the Board, stating that Mr. Peltz would only present his views on Disney if “the Board is open to reconsidering its decision regarding Board representation, including Nelson.” The e-mail went on to say that without such reconsideration on adding Mr. Peltz to the Board, they did not think a meeting with the Board would be productive. Mr. Gutierrez responded to this message by re-iterating the Board’s desire to find a way to work constructively with Mr. Peltz, and to let them know that the Board has an open door and an open mind if he were willing to present his ideas to the Board.
Also on November 30, 2023, the Blackwells Group issued a statement (the “November Statement”) expressing its support for the Company’s current management and the Board, noting, among other things, its criticism of the Trian Group’s nominations to the Board and its view that the current Board is acting in the best interests of all shareholders and should be allowed the time to focus on driving value at “one of America’s most iconic companies without this fatuous sideshow.”
On December 1, 2023, Mr. Schorr, on behalf of the Trian Group, sent a letter to the Company requesting a copy of the Company’s questionnaire for directors and director nominees pursuant to the Company’s bylaws. This letter criticized the Company’s recent amendment to its bylaws (which were focused on mechanics related to universal proxy rules and other standard market practices for director nominations).
On December 7, 2023, Jason Aintabi, on behalf of the Blackwells Group, sent a letter to the Company requesting a copy of the Company’s questionnaire for directors and director nominees pursuant to the Company’s bylaws.
On December 11, 2023, contrary to its position taken in the November Statement, a representative of the Blackwells Group conveyed to the Company the Blackwells Group’s intention to submit a letter informing Disney of its intention to nominate more than one nominee for election as directors of Disney at the Annual Meeting in opposition to the nominees recommended by the Board and the Trian Group Nominees (as defined below).
On December 14, 2023, a representative of the Trian Group delivered a letter to the Company, informing Disney that the Trian Group intended to nominate Mr. Peltz and James Rasulo (together, the “Trian Group Nominees”) for election as directors of Disney at the Annual Meeting in opposition to the nominees recommended by the Board. Mr. Rasulo had been employed by Disney from 1986 to 2015, when he resigned from his position as Chief Financial Officer after being passed over for the role of Chief Operating Officer. During his time at Disney, Mr. Perlmutter was a staunch supporter of Mr. Rasulo. As publicly reported3, Mr. Perlmutter urged Mr. Iger in the early 2010s to seriously consider Mr. Rasulo as a successor, and told Mr. Iger “you broke my heart” when he was notified that Mr. Rasulo was not on a path as a potential successor to Mr. Iger. The Trian Group also issued a press release announcing the nomination of the Trian Group Nominees to the Board.
On January 2, 2024, a representative of the Blackwells Group delivered a letter to the Company informing Disney that the Blackwells Group intended to nominate Craig Hatkoff, Jessica Schell and Leah Solivan (together, the “Blackwells Group Nominees”) for election as directors of Disney at the Annual Meeting in opposition to the nominees recommended by the Board and the Trian Group Nominees. On January 3, 2024, the Blackwells Group issued a press release announcing the nomination of the Blackwells Group Nominees to the Board.
Also on January 3, 2024, the Company and ValueAct, following constructive conversations throughout the past year, announced a confidentiality agreement that enables the Company to provide information to ValueAct and consult with ValueAct on strategic matters,
3 Source: https://www.wsj.com/business/nelson-peltz-to-nominate-himself-former-disney-cfo-jay-rasulo-to-disneys-board-1e18579a.

11
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

including through meetings with the Board and the Company’s management. As part of this agreement, ValueAct confirmed that it will support the Board’s slate of director nominees at the Annual Meeting.
On January 5, 2024, the Board (including all members of the Governance and Nominating Committee) discussed each Trian Group Nominee’s and each Blackwells Group Nominee’s candidacy, including in executive session with and without Mr. Iger present. After Mr. Iger left the meeting, the Governance and Nominating Committee and then the Board, by unanimous vote of all directors present, determined not to recommend Mr. Peltz, Mr. Rasulo, Mr. Hatkoff, Ms. Schell and Ms. Solivan. The Board determined to instead recommend Mary T. Barra, Safra A. Catz, Amy L. Chang, D. Jeremy Darroch, Carolyn N. Everson, Michael B.G. Froman, James P. Gorman, Robert A. Iger, Maria Elena Lagomasino, Calvin R. McDonald, Mark G. Parker and Derica W. Rice as nominees to be included in the Board’s slate of director nominees for the Annual Meeting.
In deciding not to recommend Mr. Peltz, the directors considered a number of factors, including that in a two year quest for a seat on the Disney Board, Mr. Peltz had not actually presented a single strategic idea for Disney; that his assessment of Disney seemed oblivious to the ongoing secular change in the media industry; that Mr. Peltz’s experience was primarily in commodity consumer packaged goods businesses and not the media or technology sector, that Mr. Peltz had no experience in a business that is primarily driven by creative talent and focused on delivering uniquely memorable customer experiences; and that Mr. Peltz’s partnership with Mr. Perlmutter, who owns the lion’s share of the equity claimed by the Trian Group, and the complexity of Mr. Perlmutter’s history with Disney and Mr. Iger and other senior executives, created significant concern regarding how that partnership would impact Mr. Peltz’s agenda as a director.
In deciding not to recommend Mr. Rasulo, the directors considered a number of factors, including that after leaving Disney eight years earlier, Mr. Rasulo had no further executive role at any public company; that the media business, the impact of technology and the competitive universe had radically changed during that eight year period rendering his perspective on Disney stale and not relevant to the challenges of today; that an outdated perspective on the business would be damaging to the ongoing strategic transformation underway; that Mr. Rasulo’s four years as a director and also lead independent director of iHeartMedia, Inc. had not produced strong returns there; and the Board’s belief that Mr. Rasulo’s close relationship with Mr. Perlmutter, coupled with Mr. Rasulo’s having been passed over in the 2015 COO process despite Mr. Perlmutter’s sponsorship of him as a CEO successor, would likely inhibit Mr. Rasulo’s ability to work constructively with Mr. Iger and other executives at the Company with whom Mr. Perlmutter had clashed.
In deciding not to recommend Mr. Hatkoff, the directors considered a number of factors, including that his experience was primarily in the real estate and financial investment businesses, and he does not have any experience with large, public media and entertainment companies, particularly in the Company’s area of focus, nor any other consumer-facing businesses, let alone theme parks, cruises and experiences.
In deciding not to recommend Ms. Schell, the directors considered a number of factors, including that Ms. Schell would not be considered an independent director under the NYSE rules or the Company’s Corporate Governance Guidelines, because her brother and/or entities with which he is affiliated have ongoing contractual business relationships with the Company, pursuant to which he receives payments from the Company. The Board believes that maintaining its independence enhances the Board’s role of representing our shareholders’ interests and improves the Board’s ability to effectively oversee the Company and its management, and adding another non-independent director at this time would not serve the best interests of the Company and its shareholders. Further, although Ms. Schell has experience serving on the management teams of certain media and entertainment companies, she does not have any experience serving as a director of a public company or an operating company.
In deciding not to recommend Ms. Solivan, the directors considered a number of factors, including that her experience primarily includes her long-term role as Chief Executive Officer of TaskRabbit, Inc., an online marketplace company, and her role as managing director of a seed stage venture capital firm, which focuses on early stage consumer, software as a service and infrastructure companies, which experience the Board believes is not aligned with the Company’s strategy and does not contribute to the skill sets that are directly relevant to the Company’s businesses and strategic objectives. In addition, Ms. Solivan has never served as a director on any company board.
In determining to recommend the nominees in the Board’s slate, the Board considered, among other factors, the ability of the prospective nominees to represent the interests of the shareholders of the Company; the extent to which the prospective nominees contribute to the range of talent, skill and expertise appropriate for the Board; and the extent to which the prospective nominees help the Board reflect the diversity of the Company’s shareholders, employees, customers and guests and the communities in which it operates.

12
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Corporate Governance and Board Matters

Corporate Governance Documents
The Board has adopted Corporate Governance Guidelines, which set forth a flexible framework within which the Board, assisted by its committees, directs the affairs of the Company. The Corporate Governance Guidelines address, among other things, the composition and functions of the Board, Director independence, stock ownership by and compensation of Directors, management succession and review, Board leadership, Board committees and selection of new Directors.
The Company has Standards of Business Conduct, which are applicable to all employees of the Company, including the principal executive officer, the principal financial officer and the principal accounting officer. The Board has a separate Code of Business Conduct and Ethics for Directors, which contains provisions specifically applicable to Directors.
Each standing committee of the Board is governed by a charter adopted by the Board.
The Corporate Governance Guidelines, the Standards of Business Conduct, the Code of Business Conduct and Ethics for Directors and each of the Audit, Compensation and Governance and Nominating Committee charters are available on the Company’s Investor Relations website under the “Corporate Governance” heading at www.disney.com/investors and in print to any shareholder who requests them from the Company’s Secretary. If the Company amends or waives the Code of Business Conduct and Ethics for Directors or the Standards of Business Conduct with respect to the principal executive officer, principal financial officer or principal accounting officer, it will post the amendment or waiver at the same location on its website.

13
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

The Board of Directors
The Board’s Director nominees are set forth below under the section titled “Corporate Governance and Board Matters — The Board of Directors — Director Nominees.” All Directors serve for a term ending at the next annual meeting following the annual meeting at which the Director was elected or following their appointment, as applicable, and until their successors are elected and qualified, or until their earlier death, resignation, disqualification or removal. In fiscal 2023, the Board met 10 times and each then-serving Director attended at least 75% of the aggregate number of meetings of the Board and committees on which such Director served that occurred while such Director served on the Board or the committees. All then-serving Directors attended the Company’s 2023 Annual Meeting. Under the Company’s Corporate Governance Guidelines, each Director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of such Director’s duties, including by attending meetings of the shareholders of the Company and meetings of the Board and committees of which such Director is a member.
Director Skills and Experience Matrix
Each of the Board’s Director nominees possesses core competencies that contribute to their service on the Disney board. In addition to those qualifications, our Director nominees collectively possess skill sets that are directly relevant to the Company’s business and strategic objectives. The following table summarizes the key skills and experiences of each Director nominee that your Board considered important in its decision to nominate or re-nominate that individual to your Board. Further details about each Director nominee’s qualifications are set forth in their individual biographies.

	Barra	Catz	Chang	Darroch	Everson	Froman	Gorman	Iger	Lagomasino	McDonald	Parker	Rice

SKILLS CENTRAL TO DISNEY’S STRATEGY
Media and Entertainment				l	l			l
Direct-to-Consumer Expertise	l		l	l	l			l		l	l	l
Technology and Innovation	l	l	l	l	l		l
Strategic Transformation	l			l			l	l		l	l
360 Degree Brand Activation	lu	l	l	l	l	l	l	l	l	lu	lu	l
Succession Planning	l			l			l			l	l
CORE COMPETENCIES
Business Development, Mergers and Acquisitions and Growth	l	l	l	l	l	l	l	l	l	l	l	l
Corporate Responsibility Experience	l▲	l	l	l▲	l	l▲	l	l	l▲	l	l	l
Executive Management Experience	lÀ	lÀ	l	lÀ	l	l	lÀ	lÀ	l	lÀ	lÀ	l
Finance and Accounting	l	ln	l	ln	l	l	l	l	l	l	l	ln
Global Business Operations	l	l	l	l	l	l	l	l	l	l	l	l
Risk Management	l	l	l	l	l	l	l	l	l	l	l	l
OTHER ATTRIBUTES
Cybersecurity		l	l			l
Diversity	l	l	l		l				l			l

u	Denotes particular expertise in brand leadership and integration with consumer experience	▲	Denotes formal service in an ESG thought leadership role	À	Denotes public company CEO experience	n	Denotes public company CFO experience

14
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

	SKILLS & EXPERIENCE	APPLICATION TO THE COMPANY

SKILLS CENTRAL TO DISNEY'S STRATEGY
Media and Entertainment
As a premier entertainment company, the Company seeks to entertain, inform and inspire people around the globe through the power of storytelling and values a strong understanding of the risks and challenges specific to its industry and business

Direct-to-Consumer Expertise
As the Company continues to invest in and grow its direct-to-consumer (“DTC”) offerings and global distribution capabilities, oversight of and expertise in managing and creating new DTC products and capabilities help the Company stay ahead of evolving consumer preferences

Technology and Innovation
The Company must leverage innovative technological strategies and maintain an understanding of emerging technology trends to continuously improve the guest experience and build strong connections with audiences

	Strategic Transformation	The changing and competitive markets and landscapes in which the Company operates require experience in overseeing large-scale corporate reorganization and transformation

360 Degree Brand Activation
Building brands that transcend entertainment and can be leveraged through multiple channels, utilizing consumer affinity that is created by delivering uniquely memorable experiences, is core to the Company’s ability to develop connections with audiences and guests

	Succession Planning	Finding the right successor to our current leadership to promote effective leadership and management are important to the Company’s success and the long-term outcome for the Company

CORE COMPETENCIES
Business Development, Mergers and Acquisitions and Growth
Implementation of both organic and inorganic growth strategies, identification of acquisition and business combination targets, analysis of cultural and strategic fit and the development of strategic partnerships are instrumental to the Company’s long-term success

Corporate Responsibility Experience
The Company’s physical footprint and broad reach through its audience and guest base require consideration of a complex and evolving set of issues, including governance, human capital management, diversity, inclusion and environmental

	Executive Management Experience	The scale and complexity of the business requires the successful alignment of various teams across functions and geographies to execute on strategic initiatives

	Finance and Accounting	The Company’s business is multifaceted and requires a range of financial and accounting skill sets for effective oversight, including experience as an operating executive with responsibility for all or a portion of a company’s financial reporting, experience in the financial sector or private equity or as an audit committee member for publicly traded companies, or educational background or training in accounting or finance

	Global Business Operations	The Company operates across many geographies with audiences and guests from different backgrounds, requiring an understanding of the nuances of the international business environments

	Risk Management	The Company’s scale and complexity necessitate a thoughtful and coordinated approach to risk management, including clear understanding and oversight of the various risks facing the Company

OTHER ATTRIBUTES
Cybersecurity
The Company’s evolving and growing consumer base and increasing connectivity with customers through a wide range of offerings and services require deep experience in technology and processes to protect the storage of information and maintain confidentiality, safeguarding the Company’s principles of privacy by design, accountability and transparency

	Diversity	Pursuant to the Corporate Governance Guidelines, the Board shall reflect the diversity of the Company’s shareholders, employees, customers, guests and communities

15
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Director Nominees

Mary T. Barra

CHAIR AND CHIEF EXECUTIVE OFFICER, GENERAL MOTORS COMPANY

Age: 62 Director since: 2017 Committees: Compensation
Notable Experience Aligned with Disney’s Strategy and Key Board Contributions
•Ms. Barra has deep experience in strategy, innovation and brand evolution through her role in driving General Motors’ transformation to electric vehicles by prioritizing strategic investments in connectivity and electrification driving technologies, which provides an important perspective on the Board throughout the Company’s own strategic progression and embracing of technological change and shifts in consumer sentiment
•As Chief Executive Officer of General Motors, she provides invaluable insight on large-scale cost rationalization, organizational restructuring and maintaining strong brand leadership
•She brings meaningful experience in human capital management and executive compensation-related matters in her role on the Company’s Compensation Committee, where she focuses on aligning incentive structures with shareholder value creation and execution of long-term strategic priorities
Other Key Skill Sets
•Overseeing and managing diverse and inclusive executive teams and a sizeable global workforce, with an emphasis on development and marketing of technology-based consumer-facing products through her various executive roles at General Motors
•Governance and public policy thought leadership, understanding of worldwide consumer markets and risks facing large public companies with complex retail operations through her previous role as chair of the Business Roundtable

Employment Experience:

	2016–Present	Chair and Chief Executive Officer, General Motors Company (an automotive manufacturing company)

	2014–2016	Chief Executive Officer, General Motors Company

	2013–2014	Executive Vice President, Global Product Development, Purchasing and Supply Chain, General Motors Company

	2011–2013	Senior Vice President, Global Product Development, General Motors Company

	2009–2011	Vice President, Global Human Resources, General Motors Company

	2008–2009	Vice President, Global Manufacturing Engineering, General Motors Company

Other Public Company Directorships: General Motors Company (2014–Present)

16
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Safra A. Catz

CHIEF EXECUTIVE OFFICER, ORACLE CORPORATION

Age: 62 Director since: 2018 Committees: Audit
Notable Experience Aligned with Disney’s Strategy and Key Board Contributions
•Through Ms. Catz’s position as Chief Executive Officer and formerly Chief Financial Officer of Oracle Corporation, she provides invaluable insight to both the leadership team and fellow Board members on long-term strategic planning and execution and large-scale cost rationalization and organizational structure evaluation
•Ms. Catz oversaw the successful acquisition and integration of companies at Oracle and led the company through a period of tremendous growth and innovation, a key skill set to contribute to the Board throughout Disney’s prior acquisition strategies and future development
•Ms. Catz’s executive leadership roles at Oracle also allow her to offer impactful guidance to the Board and leadership team on the rapidly changing technological landscape that affects our businesses
•Her experience leading the financial function of a complex, global technology company strengthens her role on the Audit Committee through the extensive financial and accounting and risk management expertise she brings to the Board and committee
Other Key Skill Sets
•Cybersecurity and artificial intelligence oversight, including the protection of electronically stored data from her executive roles at Oracle and through her experience reviewing advances in artificial intelligence as a commissioner of the National Security Commission on Artificial Intelligence
•Brand management and governance thought leadership developed through the oversight of the strategic direction of Oracle

Employment Experience:

	2014–Present	Chief Executive Officer, Oracle Corporation (a computer technology corporation)

	2011–2014	President and Chief Financial Officer, Oracle Corporation

	2008–2011	President, Oracle Corporation

	2005–2008	President and Chief Financial Officer, Oracle Corporation

	2004–2005	President, Oracle Corporation

	1999–2004	Various positions, Oracle Corporation

Other Public Company Directorships: Oracle Corporation (2001–Present)

17
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Amy L. Chang

FORMER EXECUTIVE VICE PRESIDENT, CISCO SYSTEMS, INC.

Age: 47 Director since: 2021 Committees: Governance and Nominating
Notable Experience Aligned with Disney’s Strategy and Key Board Contributions
•Ms. Chang has developed expertise across the technology sector from her time as an Executive Vice President at Cisco Systems, Inc., leading product development for Google Ads Measurement and Reporting and a founder of a digital startup
•She provides a unique viewpoint of emerging technology trends and their implications for consumer and retail businesses and the implementation of innovative technological business strategies that are particularly important as the company evaluates the impact of, and opportunities presented by, new technologies in content production, our direct-to-consumer businesses and our parks
•Ms. Chang also provides valuable perspective on talent attraction and retention for key technical roles that are vital to Disney’s content creation and digitally driven teams and an understanding of large-scale cost rationalization and analysis of organizational structure from her tenure as a public company director and an executive at Google and Cisco
Other Key Skill Sets
•Risk management oversight experience specific to digital and technology-forward companies, including cybersecurity and artificial intelligence, gained through her tenure at Cisco and Accompany
•Deep understanding of strategic planning, corporate governance, social initiatives and executive management succession planning gained through public company board leadership

Employment Experience:

	2018–2020	Executive Vice President and General Manager, Collaboration, Cisco Systems, Inc. (a networking hardware company)

	2013–2018	Founder and Chief Executive Officer, Accompany, Inc. (an artificial intelligence/machine learning-based relationship intelligence platform company)

	2005–2012	Global Head of Product, Google Ads Measurement; various additional positions, Google LLC (a technology company)

Other Public Company Directorships: Procter & Gamble (2017–Present)

Former Public Company Directorships: Marqeta, Inc. (2021–2022) Cisco Systems, Inc. (2016–2018)

18
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

D. Jeremy Darroch

FORMER EXECUTIVE CHAIRMAN AND GROUP CHIEF EXECUTIVE OFFICER, SKY

Age: 61 Director since:2024 Committees: Audit
Notable Experience Aligned with Disney’s Strategy and Key Board Contributions
•As Group Chief Executive Officer of Sky, Mr. Darroch led the company’s tremendous growth and transformation from a linear satellite broadcaster into one of Europe’s largest multi-platform TV providers, providing valuable insights to the Board and management in navigating its strategic expansion of DTC offerings and changing media and entertainment landscapes
•Mr. Darroch’s experience leading Sky’s executive teams and creative content investments and advising MultiChoice Group as senior advisor, provide key perspectives for the Company regarding its content creation, management of creative talent and brand evolution
•As former Chief Financial Officer of Sky, Mr. Darroch’s financial executive experience and extensive finance, accounting and risk management expertise strengthen his role on the Audit Committee
Other Key Skill Sets
•Deep knowledge of management succession planning, global brands and risk management
•Strong experience in governance and sustainability and social impact thought leadership through his experience leading Sky’s corporate responsibility programs and as Chairman of the National Oceanography Centre

Employment Experience:

	2021	Executive Chairman, Sky (a media and entertainment company and a division of Comcast Corporation)

	2018–2021	Group Chief Executive Officer, Sky

	2007–2018	Chief Executive Officer, Sky PLC

	2004–2007	Chief Financial Officer, Sky PLC

Other Public Company Directorships: Reckitt Benckiser Group PLC (2022–Present)

Former Public Company Directorships: Ahren Acquisition Corp. (2021–2023) Burberry Group plc (2014–2019) Sky PLC (2004–2018)

19
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Carolyn N. Everson

FORMER PRESIDENT, INSTACART

Age: 52 Director since: 2022 Committees: Compensation
Notable Experience Aligned with Disney’s Strategy and Key Board Contributions
•From her experience leading marketing solutions and global sales teams at Instacart, Meta Platforms, Inc. and Microsoft Corporation and as a former board member of Creative Artists Agency, Ms. Everson offers strong insight to the Board and leadership team on navigating evolving media landscapes and advertising environments as well as branded, consumer-facing technology and its intersection with marketing, which has been critical to the Board's oversight of the Company’s operations and strategy as we continue to expand our customer base
•As a senior advisor for Permira, a private equity firm focused on technology and consumer brands, and a senior advisor for Boston Consulting Group in the Technology, Media & Telecom and Marketing, Sales & Pricing practice areas, Ms. Everson brings experience evaluating internet and digital media businesses from an investor perspective
•Through her public company board leadership experience, Ms. Everson maintains an understanding of large-scale cost rationalization and effective organizational structure
•Ms. Everson further expands the Board’s collective skill sets through her experience in the advertising technology space and enhances its strategic oversight
Other Key Skill Sets
•Understanding of business development and executive management processes gained through leadership of strategy teams at global technology companies
•Risk management and corporate governance oversight through her public company board experience
The Company entered into a support agreement with Third Point LLC pursuant to which the Company appointed Ms. Everson as a director and agreed to include Ms. Everson as a director nominee for the Annual Meeting, and Third Point LLC agreed to customary standstill, voting and other provisions through the Annual Meeting.

Employment Experience:

	2021	President, Instacart (a grocery retail company)

	2011–2021	Vice President, Global Marketing Solutions, Meta Platforms, Inc. (a technology company)

	2010–2011	Corporate Vice President, Global Advertising Sales, Strategy & Marketing, Microsoft Corporation (a technology corporation)

	2004–2010	Various positions (most recently Chief Operating Officer and Executive Vice President, Advertising Sales), MTV Networks Company (a media entertainment company)

	2000–2003	Various positions (including Vice President, Classifieds and Direct Response Advertising, and Vice President and General Manager, PriMedia Teen Digital Group), PriMedia, Inc. (an advertising company)

Other Public Company Directorships: Under Armour, Inc. (2023–Present) The Coca-Cola Company (2022–Present)

Former Public Company Directorships: Hertz Global Holdings, Inc. (2016–2018)

20
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Michael B. G. Froman

PRESIDENT, COUNCIL ON FOREIGN RELATIONS

Age: 61 Director since: 2018 Committees: Governance and Nominating
Notable Experience Aligned with Disney’s Strategy and Key Board Contributions
•Mr. Froman delivers strategic insight to the Board and leadership team on complex international affairs and global issues gained from his experience as President of the Council on Foreign Relations, the Assistant to the President and Deputy National Security Advisor for International Economic Policy, and as the United States Trade Representative
•His roles as President of the Council on Foreign Relations and as former Vice Chairman and President, Strategic Growth, of Mastercard Incorporated, overseeing strategic growth and leveraging technology to expand digital inclusion at Mastercard enable him to offer guidance to the Company on international markets in which we participate, factors affecting international trade and the balance of risks and opportunities in a dynamic marketplace
•Mr. Froman has deep expertise in the complex digital governance and cyber issues facing global companies, including international regulation of digital platforms, cross border data flows and data usage, as well as concerns about privacy protection and cybersecurity
•Mr. Froman’s perspective is particularly impactful given our strategic focus on innovation in changing markets and the global growth of our customer base
Other Key Skill Sets
•International trade, finance, executive and brand management and risk management gained through executive leadership roles
•Meaningful experience with alternative investments business and environmental and social policy implementation

Employment Experience:

2023–Present
President, Council on Foreign Relations (an independent, non-partisan membership organization, think tank, publisher and educational institution that serves as a resource on foreign policy, national security issues and international economic affairs)

	2018–2023	Vice Chairman and President, Strategic Growth, Mastercard Incorporated (a financial services company)

	2013–2017	United States Trade Representative, Executive Office of the President

	2009–2013	Assistant to the President and Deputy National Security Advisor for International Economic Policy, Executive Office of the President

	1999–2009	Various positions (including Chief Executive Officer of CitiInsurance and Chief Operating Officer of alternative investments business), Citigroup (a financial services company)

21
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

James P. Gorman

EXECUTIVE CHAIRMAN, MORGAN STANLEY

Age: 65 Director since: 2024
Notable Experience Aligned with Disney’s Strategy and Key Board Contributions
•As Executive Chairman and former Chief Executive Officer of Morgan Stanley, Mr. Gorman has an established record driving strategic transformation of a global financial institution with a long-term sustainable business model, bringing important insight for the Company’s strategic progression
•Mr. Gorman successfully executed innovative technological strategies leading Morgan Stanley’s acquisition and integration of online trading platform, E-Trade, providing key perspectives as the Company leverages technology to advance its strategy
•Through his roles at Morgan Stanley and Merrill Lynch and as former president of the Federal Advisory Council to the U.S. Federal Reserve Board, Mr. Gorman has deep finance management, investment and fiduciary expertise evaluating businesses
Other Key Skill Sets
•Successfully oversaw a multi-year CEO succession process and director succession planning
•Managing diverse and inclusive executive teams and a sizeable global workforce
•Brand and risk management and governance and public policy thought leadership developed through his roles at The Business Council, Business Roundtable and the Council on Foreign Relations

Employment Experience:

	2024–Present	Executive Chairman, Morgan Stanley (a global financial services firm)

	2012–2023	Chairman and Chief Executive Officer, Morgan Stanley

	2010–2011	President and Chief Executive Officer, Morgan Stanley

	2007–2009	Co-President, Morgan Stanley

	2006–2007	Various positions, Morgan Stanley

	1999–2005	Various positions, Merrill Lynch & Co., Inc. (a global financial services firm)

Other Public Company Directorships: Morgan Stanley (2010–Present)

22
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Robert A. Iger

CHIEF EXECUTIVE OFFICER, THE WALT DISNEY COMPANY

Age: 72 Director since: 2022; 2000-2021 Committees: Executive
Notable Experience Aligned with Disney’s Strategy and Key Board Contributions
•Gained through his experience serving as Chief Executive Officer of Disney for 15 years and former Executive Chairman, Mr. Iger has an unmatched knowledge of the Company and the creative content it produces, and an in-depth understanding of fostering innovation through technology and connecting to audiences in our markets around the world
•Throughout Mr. Iger’s tenure at Disney, he successfully expanded the Company’s geographic presence, identified new revenue streams and initiated the Company’s DTC efforts, expanding the scale and global reach of Disney’s storytelling and streaming services
•Mr. Iger has also furthered Disney’s rich history of storytelling through the successful landmark acquisitions and integration of Pixar, Marvel, Lucasfilm and 21st Century Fox
•His detailed understanding of all facets of the Company, and prior experience leading Disney through various market conditions and implementing successful strategic shifts throughout his career, have uniquely positioned Mr. Iger to serve as Chief Executive Officer of Disney and a member of the Board of Directors at this time
Other Key Skill Sets
•Knowledge of finance and accounting and operational expertise gained through experience in Chief Executive Officer and other leadership positions
•Deep understanding of risk management and corporate governance and social initiatives gained through his public company board experience
The Company has agreed in Mr. Iger’s employment agreement to nominate him for re-election as a member of the Board at the expiration of each term of office during the term of the agreement, and he has agreed to continue to serve on the Board if elected.

Employment Experience:

	2022–Present	Chief Executive Officer, The Walt Disney Company

	2020–2021	Chairman of the Board and Executive Chairman, The Walt Disney Company

	2012–2020	Chairman and Chief Executive Officer, The Walt Disney Company

	2005–2012	President and Chief Executive Officer, The Walt Disney Company

	2000–2005	President and Chief Operating Officer, The Walt Disney Company

	1999–2000	Chairman, ABC Group; President, Walt Disney International

	1994–1999	President and Chief Operating Officer, ABC, Inc. (a broadcasting company)

Former Public Company Directorships: The Walt Disney Company (2000–2021) Apple Inc. (2011–2019)

23
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Maria Elena Lagomasino

CHIEF EXECUTIVE OFFICER AND MANAGING PARTNER, WE FAMILY OFFICES

Age: 74 Director since: 2015 Committees: Governance and Nominating; Compensation (Chair)
Notable Experience Aligned with Disney’s Strategy and Key Board Contributions
•As a founder of the Institute for the Fiduciary Standard and advisory board member of the Millstein Center for Global Markets and Corporate Ownership, Ms. Lagomasino is an expert in the field of governance and social thought leadership
•As an executive leader in private banking industries and as a member of the Council on Foreign Relations, she has deep wealth management, investment and fiduciary expertise and extensive experience in leading complex organizations and evaluating businesses from an investor perspective in a variety of industries with varying size and complexities
•She brings meaningful experience in executive compensation-related matters from her role as Chair of the Company’s Compensation Committee, where she focuses on overseeing the alignment of incentive structures with shareholder value creation and execution of long-term strategic priorities
Other Key Skill Sets
•Extensive experience across domestic and international finance, investment and capital markets through her roles at WE Family Offices and JP Morgan
•Significant knowledge of global brands, business development, executive management succession planning and risk management through experience on public company boards

Employment Experience:

	2013–Present	Chief Executive Officer and Managing Partner, WE Family Offices (a wealth management company and registered investment advisor)

	2005–2012	Chief Executive Officer, GenSpring Family Offices, LLC, an affiliate of SunTrust Banks, Inc. (a bank holding company)

	2001–2005	Chairman and Chief Executive Officer, JP Morgan Private Bank, a division of JP Morgan Chase & Co. (an investment banking company)

	1983–2001	Various positions (most recently Managing Director, Global Private Banking Group), The Chase Manhattan Bank (a consumer banking company)

Other Public Company Directorships: The Coca-Cola Company (2008–Present)

24
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Calvin R. McDonald

CHIEF EXECUTIVE OFFICER, LULULEMON ATHLETICA INC.

Age: 52 Director since: 2021 Committees: Compensation
Notable Experience Aligned with Disney’s Strategy and Key Board Contributions
•Mr. McDonald has over 25 years of retail and brand-building experience, bringing powerful insight to the Board on integrating customer experience across multiple channels
•As Chief Executive Officer of lululemon athletica, he has led the company in innovating integrated guest experiences and offers valuable perspective on the growth, development and guest innovation of an international consumer business that is particularly relevant to Disney’s leadership team
•Mr. McDonald is responsible for the growth, development and consumer product operations of lululemon athletica, including overseeing the company’s incorporation and expansion of a DTC offering and creative product design, providing him a fundamental understanding of consumer strategies that support and accelerate customer engagement
Other Key Skill Sets
•Deep understanding of management, leadership and executive management from his experience at lululemon athletica
•Strong knowledge of finance and accounting, risk management and corporate governance and social initiatives gained through his role as a public company chief executive officer

Employment Experience:

	2018–Present	Chief Executive Officer, lululemon athletica inc. (an athletic apparel company)

	2013–2018	President and Chief Executive Officer, Sephora Americas, a division of the LVMH group of luxury brands

	2011–2013	President and Chief Executive Officer, Sears Canada (a department store company)

Other Public Company Directorships: lululemon athletica inc. (2018–Present)

Former Public Company Directorships: Sephora Americas (2013–2018)

25
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Mark G. Parker

EXECUTIVE CHAIRMAN, NIKE, INC.

Age: 68 Director since: 2016 Committees: Governance and Nominating (Chair); Executive (Chair)
Notable Experience Aligned with Disney’s Strategy and Key Board Contributions
•As the former President and Chief Executive Officer of NIKE, Mr. Parker has overseen and managed the growth of a complex, global organization, and has experience exercising cost discipline and oversight of organizational structure, as well as successful executive management succession planning, bringing a valuable perspective to fellow directors and the broader leadership team
•Through this experience, Mr. Parker brings first-hand knowledge of workforce and human capital management including managing creative talent and compensation, a critical skill set for Disney’s Board given our continued focus on human capital management oversight
•Mr. Parker offers a unique insight to the Company regarding leading direct-to-consumer expansion and the design, production, marketing and distribution of consumer products, in addition to managing a major international consumer brand through various market evolutions over a more than 40-year time period
Other Key Skill Sets
•Financial and executive management and risk management background gained through roles as President and Chief Executive Officer, as well as Executive Chairman of NIKE
•Experience in integrating environmental and social practices into corporate strategy through his leadership at NIKE as the company integrated sustainable innovation into product development and manufacturing

Employment Experience:

	2020–Present	Executive Chairman, NIKE, Inc. (a footwear and apparel company)

	2016–2020	Chairman, NIKE, Inc.

	2006–2020	President and Chief Executive Officer, NIKE, Inc.

	1979–2006	Various positions (including product research, design and development, marketing and brand management), NIKE, Inc.

Other Public Company Directorships: NIKE, Inc. (2006–Present)

26
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Derica W. Rice

FORMER EXECUTIVE VICE PRESIDENT, CVS HEALTH CORPORATION

Age: 58 Director since: 2019 Committees: Audit (Chair)
Notable Experience Aligned with Disney’s Strategy and Key Board Contributions
•Mr. Rice offers extensive experience on the alignment of financial and strategic objectives and an understanding of cost discipline and effective organizational structure, a primary focus of the Company’s Board and management team particularly throughout Disney’s strategic evolution, through his experience in key financial and operational roles at global companies, including as Chief Financial Officer of Eli Lilly for more than a decade
•His strong knowledge of large brand-focused organizations gained through experience leading the pharmacy benefits management business of CVS Health and as Chief Financial Officer of Eli Lilly has been a valuable addition to the Board
•Mr. Rice provides expertise in financial oversight and accounting through his financial executive experience, as well his experience on the audit committee of the boards of public companies, enhancing Disney’s Audit Committee oversight of risks that may arise out of financial planning and reporting, internal controls and information technology
Other Key Skill Sets
•Strong understanding of broader risk management oversight and complex, global business operations through senior operation roles at CVS and Eli Lilly
•Deep understanding of strategic planning, corporate governance and social initiatives through service on other public company boards

Employment Experience:

	2018–2020	Executive Vice President, CVS Health Corporation (a pharmacy company)

	2018–2020	President, CVS Caremark, the pharmacy benefits management business of CVS Health Corporation

	2006–2017	Chief Financial Officer and Executive Vice President of Global Services, Eli Lilly and Company (a pharmaceutical company)

	2003–2006	Vice President and Controller, Eli Lilly and Company

	1990–2005	Various Executive Positions, Eli Lilly and Company

Other Public Company Directorships: The Carlyle Group Inc. (2021–Present) Bristol-Myers Squibb Company (2020–Present) Target Corporation (2007–2018); (2020–Present)

27
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Board Leadership
The Company’s Corporate Governance Guidelines provide that the Chairman of the Board shall in the normal course be an independent director unless the Board concludes that, in light of the circumstances, the best interests of shareholders would be otherwise better served. In such event, the Company’s Corporate Governance Guidelines require that the Company explain the Board’s decision, designate an independent Director to serve as Lead Director and set out the duties of the Lead Director.
The current Chairman of the Board is Mark Parker, who was appointed immediately following the 2023 Annual Meeting. Mr. Parker is an independent Director and has extensive leadership experience as a transformative corporate leader and a deep understanding of the Board and the Company. In determining to appoint Mr. Parker as Chairman, the Board considered Mr. Parker’s years of experience serving as a Director on the Board of the Company since 2016; four decades of experience at a Fortune 100 consumer-facing company, including as executive chairman and as chairman, president and chief executive officer; successful history navigating chief executive officer succession; deep understanding of the dynamic operating environment currently facing international, consumer-facing companies with significant brand recognition; and compelling, productive leadership style. The Board conducts a self-evaluation annually and reviews its composition and leadership.
Committees
The Board has four standing committees: Audit; Governance and Nominating; Compensation; and Executive.

Audit Committee

Safra A. Catz D. Jeremy Darroch Francis A. deSouza Derica W. Rice (Chair)
The Audit Committee is responsible for, among other things, overseeing the Company’s financial statements, internal controls, compliance with legal and regulatory requirements, internal audit function and Company’s relationship with its independent auditor. The Committee also oversees cybersecurity and data security risks and mitigation strategies. The Committee also reviews the Company’s policies and practices with respect to risk assessment and risk management. For more information on the functions of the Committee, see the section titled “Audit-Related Matters — Audit Committee Report.” The Committee met 9 times during fiscal 2023. All of the members of the Committee are independent within the meaning of SEC regulations, the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. The Board has determined that all members of the Committee, Ms. Catz, Mr. Darroch, Mr. deSouza and Mr. Rice, are qualified as audit committee financial experts within the meaning of SEC regulations and that they have accounting and related financial management expertise within the meaning of the listing standards of the New York Stock Exchange. The Board has determined that Mr. Rice’s simultaneous service on the audit committees of more than three public companies will not impair his ability to effectively serve on the Committee. In fiscal 2024, the Board appointed Mr. Darroch to the Committee and, following the Annual Meeting, Mr. deSouza will no longer be a member of the Board.

28
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Governance and Nominating Committee

Amy L. Chang Michael B.G. Froman Maria Elena Lagomasino Mark G. Parker (Chair)
The Governance and Nominating Committee is responsible for developing and implementing policies and practices relating to corporate governance, including reviewing and monitoring implementation of the Company’s Corporate Governance Guidelines. In addition, the Committee assists the Board in developing criteria for open Board positions, reviews background information on potential candidates and makes recommendations to the Board regarding such candidates. The Committee also reviews and approves transactions between the Company and Directors, executive officers, 5% or greater shareholders and their respective affiliates under the Company’s Related Person Transaction Approval Policy; supervises the Board’s annual review of Director independence and the Board’s annual self-evaluation; makes recommendations to the Board with respect to compensation of non-executive members of the Board; makes recommendations to the Board with respect to committee assignments; oversees the Board’s director education practices; and reviews the Company’s political contributions activity and policy, as well as the procedures and controls related to political contributions. The Committee has oversight of environmental, social and governance reporting, including with respect to environmental and sustainability policies and initiatives to address climate change risks, lobbying and political strategy and human rights policies. The Committee met 8 times during fiscal 2023. All of the members of the Governance and Nominating Committee are independent within the meaning of the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines.

Compensation Committee

Mary T. Barra Carolyn N. Everson Maria Elena Lagomasino (Chair) Calvin R. McDonald
The Compensation Committee oversees the discharge of the responsibilities of the Board relating to the evaluation and compensation of the Company’s Chief Executive Officer and certain other executive officers, under applicable rules and regulations and as otherwise delegated to the Committee by the Board from time to time. The Committee has oversight of the Company’s strategies and programs related to senior leadership succession planning and talent development; workforce equity matters, including diversity, equity and inclusion initiatives and results, employee engagement and employee surveys; and risks associated with the Company’s compensation policies and practices. The Committee has authority to delegate specific tasks to a standing or ad hoc subcommittee if it contains at least the minimum number of directors necessary to meet any regulatory requirements. Additional information on the roles and responsibilities of the Committee is provided under the heading “Executive Compensation — Compensation Discussion and Analysis” below. The Committee met 10 times in fiscal 2023. All of the members of the Committee are independent within the meaning of SEC regulations, the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines.

Executive Committee

Robert A. Iger Mark G. Parker (Chair)
The Executive Committee serves primarily as a means for taking action requiring Board approval between regularly scheduled meetings of the Board. The Executive Committee is authorized to act for the full Board on matters other than those specifically reserved by Delaware law to the Board. In practice, the Committee rarely takes action, and the Executive Committee held no meetings in fiscal 2023. Each of Mr. Iger, who currently serves on the Committee, and Robert A. Chapek, the Company’s former Chief Executive Officer, served on the Committee for a portion of fiscal 2023.

29
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

The Board’s Role in Risk Oversight
As noted in the Company’s Corporate Governance Guidelines, the Board, acting directly or through committees, is responsible for “assessing major risk factors relating to the Company and its performance” and “reviewing measures to address and mitigate such risks.” In discharging this responsibility, the Board, either directly or through committees, assesses both (a) risks that relate to the key economic and market assumptions that inform the Company’s business plans (including significant transactions) and growth strategies and (b) significant operational risks related to the conduct of the Company’s day-to-day operations including risks across a range of timeframes. The Company and the Board consult with relevant external advisors as appropriate.
Risks relating to the market and economic assumptions that inform the Company’s business plans and growth strategies are specifically addressed with respect to each segment in connection with the Board’s review of the Company’s long-range plan. The Board also has the opportunity to address such risks with management at each Board meeting in connection with its regular review of significant and emerging risks, including business and financial developments. The Board reviews risks arising out of specific significant transactions when these transactions are presented to the Board for review or approval. The Company also incorporates ongoing education regarding the Company’s businesses and Directors’ duties in the Board and committee meetings.
Significant operational risks that relate to ongoing business operations are the subject of regularly scheduled reports to either the full Board or one of its committees. The Audit Committee oversees general and compliance risks. The Board acting through the Audit Committee reviews as appropriate whether these reports cover the significant risks that the Company may then be facing.
Each of the Board’s standing committees addresses risks that fall within the committee’s areas of responsibility:

AUDIT COMMITTEE	COMPENSATION COMMITTEE	GOVERNANCE AND NOMINATING COMMITTEE

The Audit Committee addresses general risks and annually reviews the Company’s policies and practices with respect to risk assessment and risk management with the Chief Legal and Compliance Officer. In addition, the Audit Committee addresses risks arising out of financial planning and reporting, internal controls and information technology, including cybersecurity and data security. The Audit Committee reserves time at each meeting for private sessions with the Chief Financial Officer, Chief Legal and Compliance Officer, head of the internal audit department and outside auditors.

The Compensation Committee addresses risks arising out of the Company’s executive compensation policies and practices, as described in more detail in the section titled “Executive Compensation — Other Compensation Information — Risk Management Considerations,” the Company’s strategies and programs related to senior leadership succession planning and talent development and workforce equity, including diversity, equity and inclusion initiatives and results; employee engagement; and employee surveys.

The Governance and Nominating Committee addresses risks arising out of corporate governance, director compensation, investor engagement and environmental, social and governance programs and reporting, including with respect to environmental and sustainability policies and initiatives to address climate change risks. In addition, the Governance and Nominating Committee oversees the Company’s human rights policies and lobbying and political strategy, including political contributions. The Governance and Nominating Committee annually reviews domestic political contribution activity, as well as the procedures and controls related to political contributions.

The risks periodically reviewed by committees are also reviewed by the entire Board when a committee or the Board determines this is appropriate.
The Audit Committee oversees information technology risks, including cybersecurity and data security risks. Day-to-day management of data security is currently the responsibility of our Senior Vice President, Chief Information Security Officer, who works in close collaboration with our Executive Vice President, Enterprise Technology & Chief Information Officer. Both individuals hold senior executive positions and report directly to our Chief Financial Officer. The Audit Committee reviews cybersecurity and data security risks and mitigation strategies with the Chief Information Security Officer at least annually. The Chief Information Security Officer reviewed cybersecurity and data security risks with the Audit Committee and Board 3 times in fiscal 2023. Day-to-day management of our data privacy policies is currently overseen by our Senior Vice President, Global Public Policy, who reports directly to our Chief Legal and

30
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Compliance Officer. The Governance and Nominating Committee oversees the Company’s human rights policies and receives an annual report on human rights-related risks, which has included risks associated with artificial intelligence. The full Board also reviews reports regarding certain potential uses of generative artificial intelligence and the development of generative artificial intelligence governance principles.
The independent Chairman promotes effective communication and consideration of matters presenting significant risks to the Company through the Chairman’s role in developing the Board’s meeting agendas, advising committee chairs, chairing meetings of the Board and facilitating communications between independent Directors and the Chief Executive Officer.
Management Succession Planning
The Board is highly focused on management succession planning, as evidenced by the progress of its special Succession Planning Committee. While moving with urgency, the Board is committed to finding the right leader and focused on achieving a successful long-term outcome for the Company and its shareholders.
During fiscal 2023, the Board intensified its focus and adjusted its approach to CEO succession planning, as reflected by its appointment in January 2023 of a special Succession Planning Committee to advise the Board. Mr. Parker serves as Chair and Ms. Barra, Mr. deSouza and Mr. McDonald serve as members of the Succession Planning Committee. The Succession Planning Committee actively engaged in an intensive, diligent and rigorous search process in 2023. In fiscal 2024, the Board appointed Mr. Gorman to the Succession Planning Committee and following the Annual Meeting, Mr. deSouza will no longer be a member of the Board. The Succession Planning Committee met 6 times during fiscal 2023. Both Mr. Parker and Mr. Gorman have successfully led CEO succession processes at globally preeminent institutions, which experience they bring to this committee. The Succession Planning Committee’s duties, all of which it executed against during fiscal 2023, include:
•development of a timeline for the CEO search process;
•identifying relevant skill sets;
•review of internal and external candidates;
•interview of candidates; and
•meeting with, directing and receiving reports from advisors, including a search firm, regarding CEO candidates.
The Succession Planning Committee reports to the full Board at every regularly scheduled Board meeting and the full Board continues to have sole discretion to make determinations regarding CEO succession. The Board reserves time at every regularly scheduled Board meeting to meet in executive session with and without the CEO present during which it discusses CEO and management succession as appropriate.
The Board also discusses management succession with the CEO present at least once each year and more often as circumstances warrant, as was the case during fiscal 2023. In the course of these discussions, the Board identifies and evaluates potential candidates and advises the CEO and/or Chief Human Resources Officer of the exposure these candidates should receive to maximize the ability of the Board to evaluate the candidates’ qualifications. The Board evaluates and advises on the experience the candidates should gain to develop their ability to succeed.
In November 2023, the Board delegated to the Compensation Committee oversight of the Company’s strategies and programs related to senior leadership succession planning and talent development in order to strengthen such Board oversight and enhance accountability.
There have been a number of management changes in fiscal 2023 and following fiscal year end. In focusing on filling open roles, the Board prioritized skill sets that align with the Company’s strategic goals. The Board appointed Mr. Iger as CEO in November 2022, with a dual mandate from the Board to rebalance investment with return opportunity while retaining the focus on the creative talent that defines the Company, and to work closely with the Board in developing a successor to lead the Company at the completion of his term. Sonia Coleman was appointed as Senior Executive Vice President and Chief Human Resources Officer in April 2023, and in December 2023, Hugh Johnston was appointed as Senior Executive Vice President and Chief Financial Officer.

31
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Director Selection Process
Working closely with the full Board, the Governance and Nominating Committee develops criteria for open Board positions. Applying these criteria, the Committee considers candidates for Board membership suggested by Committee members, other Board members, management and shareholders. The Committee retains third-party executive search firms to identify and review candidates and generate candidate pools consistent with the criteria below, upon request of the Committee from time to time.
Once the Committee has identified a prospective nominee — including prospective nominees recommended by shareholders — it determines whether to conduct a full evaluation. The Committee may request the third-party search firm to gather additional information about the prospective nominee’s background and experience and to report its findings. The Committee then evaluates the prospective nominee against the specific criteria that it has established for the position, as well as the standards and qualifications set out in the Company’s Corporate Governance Guidelines, including but not limited to:
•the ability of the prospective nominee to represent the interests of the shareholders of the Company;
•the ability of the prospective nominee to dedicate sufficient time, energy and attention to ensure the diligent performance of the prospective nominee’s duties, including by attending shareholder meetings and meetings of the Board and committees of the Board of which such prospective nominee would be a member, and by reviewing in advance all meeting materials;
•the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board; and
•the extent to which the prospective nominee helps the Board reflect the diversity of the Company’s shareholders, employees, customers and guests and the communities in which it operates.
After completing this evaluation and an interview, the Committee makes a recommendation to the full Board, which makes the final determination whether to nominate or appoint the new director after considering the Committee’s report.
In selecting director nominees, the Board seeks to achieve a mix of members who together bring experience and personal backgrounds relevant to the Company’s strategic priorities and the scope and complexity of the Company’s business. For more information on the key skills and experiences that the Board considers important in selecting director nominees, see the section titled “The Board of Directors.” The current nominees’ qualifications set forth in their individual biographies under the section titled “Director Nominees” sets out how each of the current nominees contributes to the mix of experience and qualifications the Board seeks. The Board also considers the tenure policy under the Corporate Governance Guidelines, pursuant to which the Board will not nominate for re-election any non-management Director that completed fifteen years of service as a member of the Board on or prior to the date of election or that turned 75 years of age or older in the calendar year preceding the related annual meeting, in each case, unless the Board concludes that such Director’s continuing service would better serve the best interests of the shareholders. In addition, the Board seeks candidates whose service on other boards will not adversely affect their ability to dedicate the requisite time to service on the Board. The Board believes that Directors who are executive officers of public companies should not serve on more than two public company boards (including the Board of the Company) at a time, and that other Directors should not serve on more than four public company boards (including the Board of the Company).
The Committee regularly assesses the composition of the Board and considers the extent to which the Board continues to reflect the criteria set forth above. The Committee identifies any gaps in skill sets to inform the search process. Based on such assessment, the Committee will recommend to the Board the nomination for election or re-election of existing Directors at the annual shareholders meeting. The Board will review the Committee’s recommendation and evaluate which candidates to nominate for election or re-election.
As a result of a comprehensive search for directors that reflect its selection criteria discussed above, the Board appointed two new directors: James Gorman and Jeremy Darroch. Recommendations: Those who identified Mr. Gorman for consideration as a candidate included a third-party search firm and a non-management director. Those who identified Mr. Darroch for consideration as a candidate included a third-party search firm, a non-management director, the CEO and another executive officer.
A shareholder who wishes to recommend a prospective nominee for the Board should notify the Company’s Secretary or any member of the Governance and Nominating Committee in writing with whatever supporting material the shareholder considers appropriate. The Governance and Nominating Committee will also consider whether to nominate any person nominated by a shareholder pursuant to the provisions of the Company’s Bylaws relating to shareholder nominations as described in the section “Other Information — Shareholder Communications” below.

32
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Director Independence
The provisions of the Company’s Corporate Governance Guidelines regarding Director independence meet and, in some respects, exceed the listing standards of the New York Stock Exchange. The Corporate Governance Guidelines are available on the Company’s Investor Relations website under the “Corporate Governance” heading at www.disney.com/investors and in print to any shareholder who requests them from the Company’s Secretary.
Pursuant to the Corporate Governance Guidelines, the Board undertook its annual review of Director independence in November 2023. During this review, the Board considered transactions and relationships between the Company and its subsidiaries and affiliates on the one hand, and on the other hand, Directors, immediate family members of Directors or entities of which a Director or an immediate family member is an executive officer, general partner or significant equity holder. The Board also considered whether there were any transactions or relationships between any of these persons or entities and the Company’s executive officers or their affiliates. As provided in the Corporate Governance Guidelines, the purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the Director is independent.
As a result of this review, the Board affirmatively determined that all of the Directors serving in fiscal 2023 or nominated for election at the Annual Meeting are independent of the Company and its management under the standards set forth in the Corporate Governance Guidelines, with the exception of Mr. Iger and Mr. Chapek, neither of whom is considered independent because of employment as a senior executive of the Company. Additionally, Mr. Chapek’s son provided producer services to the Company and was re-hired as an employee in fiscal 2023, as discussed under the section titled “Certain Relationships and Related Person Transactions” below.
In determining the independence of each Director, the Board considered and deemed immaterial to the Directors’ independence transactions involving the sale of products and services in the ordinary course of business between the Company on the one hand, and on the other, companies or organizations at which some of our Directors or their immediate family members were officers or employees during fiscal 2023. In each case, the amount paid to or received from these companies or organizations in each of the last three years was below the 2% of total revenue threshold in the Corporate Governance Guidelines. The Board determined that none of the relationships it considered impaired the independence of the Directors.

33
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Director Compensation

Elements of Director Compensation
The elements of annual Director compensation for fiscal 2023 were as follows:

Annual Board retainer	$115,000
Annual committee retainer (except Executive Committee)[1]	$10,000
Annual Governance and Nominating Committee chair retainer[2]	$20,000
Annual Compensation Committee chair retainer[2]	$25,000
Annual Audit Committee chair retainer[2]	$27,500
Annual deferred stock unit grant	$240,000
Annual retainer for independent Chairman[3]	$145,000
1Per committee.
2This is in addition to the annual committee retainer the Director receives for serving on the committee.
3This is in addition to the annual Board retainer, annual committee retainer and annual deferred stock unit grant and at least 50% must be paid in stock.
To encourage Directors to experience the Company’s products, services and entertainment offerings personally, each non-employee Director may receive Company products and services up to a maximum of $15,000 in fair market value per calendar year plus reimbursement of associated tax liabilities. Each first-year non-employee Director may receive Company products and services up to a maximum of $25,000 in fair market value plus reimbursement of associated tax liabilities for one year following their respective start date. Such first-year non-employee Directors will have an additional allowance of $15,000 prorated to reflect the balance of the calendar year remaining after the first anniversary of their start date. Directors’ spouses, children and grandchildren may also participate in this benefit within each Director’s limit.
Family members of Directors may accompany Directors traveling on Company aircraft for business purposes on a space-available basis.
Directors participate in the Company’s employee gift matching program. Under this program, the Company matches contributions of up to $20,000 per calendar year per Director to charitable and educational institutions meeting the Company’s criteria.
Directors who are also employees of the Company receive no additional compensation for service as a Director.
Under the Company’s Corporate Governance Guidelines, non-employee Director compensation is determined annually by the Board acting on the recommendation of the Governance and Nominating Committee. In formulating its recommendation, the Governance and Nominating Committee receives input from the third-party compensation consultant retained by the Compensation Committee regarding market practices for Director compensation.

34
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Director Compensation for Fiscal 2023
The following table sets forth compensation earned during fiscal 2023 by each person who served as a non-employee Director during the year.

	Fees Earned or Paid In Cash	Stock Awards	All Other Compensation	Total

Susan E. Arnold	$109,945	$159,976	$28,876	$298,797
Mary T. Barra	125,000	240,767	—	365,767
Safra A. Catz	138,901	240,767	—	379,668
Amy L. Chang	125,000	240,767	54,061	419,828
Francis A. deSouza	125,000	240,767	16,274	382,041
Carolyn N. Everson	91,280	208,439	20,000	319,719
Michael B.G. Froman	125,000	240,767	13,394	379,161
Maria Elena Lagomasino	160,000	240,767	7,903	408,670
Calvin R. McDonald	125,000	240,767	13,652	379,419
Mark G. Parker	168,242	276,384	7,533	452,159
Derica W. Rice	138,599	240,767	29,224	408,590
Fees Earned or Paid in Cash. “Fees Earned or Paid in Cash” includes the annual Board retainer and annual committee and committee-chair retainers, whether paid currently or deferred by the Director to be paid in cash or shares after service ends. Directors are permitted to elect each year to receive all or part of their retainers in Disney stock and, whether paid in cash or stock, to defer all or part of their retainers until after service as a Director ends. Directors who elect to receive deferred compensation in cash receive a credit each quarter and the balance in their deferred cash account earns interest at an annual rate equal to 120% of the Applicable Long-Term Federal Interest Rate, as determined from time to time by the United States Internal Revenue Service. For fiscal 2023, the average interest rate was 5.30%.
The following table sets forth the form of fees received by each Director. The number of stock units awarded is equal to the dollar amount of fees accruing each quarter divided by the average over the last ten trading days of the quarter of the average of the high and low trading price for shares of Company common stock on each day in the ten-day period. Stock units distributed currently were accumulated throughout the year and distributed as shares following December 31, 2023.

35
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

	Cash		Stock Units
	Paid Currently	Deferred	Value Distributed Currently	Value Deferred	Number of Units

Susan E. Arnold	$109,945	—	—	—	—
Mary T. Barra	—	—	—	$125,000	1,417
Safra A. Catz	—	—	$138,901	—	1,569
Amy L. Chang	125,000	—	—	—	—
Francis A. deSouza	—	—	125,000	—	1,417
Carolyn N. Everson	13,040	—	39,120	39,120	886
Michael B.G. Froman	—	—	125,000	—	1,417
Maria Elena Lagomasino	—	—	—	160,000	1,814
Calvin R. McDonald	—	—	125,000	—	1,417
Mark G. Parker	—	—	—	168,242	1,923
Derica W. Rice	—	—	—	138,599	1,576
Stock Awards. “Stock Awards” sets forth the market value of the deferred stock unit grants to Directors and the amount reported is equal to the market value of the Company’s common stock on the date of the award times the number of shares underlying the units. Units are awarded at the end of each quarter and the number of units is determined by dividing the amount payable with respect to the quarter by the average over the last ten trading days of the quarter of the average of the high and low trading price for shares of the Company common stock on each day in the ten-day period. Each Director other than Ms. Everson, Mr. Parker and Ms. Arnold was awarded 2,721 units in fiscal 2023. Ms. Everson was awarded 2,346 units as she served only a portion of fiscal 2023. Mr. Parker and Ms. Arnold, who both served as independent Chairman for a portion of fiscal 2023, were awarded 3,141 units and 1,731 units, respectively, in fiscal 2023 due to the annual retainer for independent Chairman.
Unless a Director elects to defer receipt of shares until after the Director’s service ends, shares with respect to annual deferred stock unit grants are normally distributed to the Director on the second anniversary of the award date, whether or not the Director is still a Director on the date of distribution.
At the end of any quarter in which dividends are distributed to shareholders, Directors receive additional stock units with a value (based on the average of the high and low trading prices of the Company common stock averaged over the last ten trading days of the quarter) equal to the amount of dividends they would have received on all stock units held by them at the end of the prior quarter. Shares with respect to these additional units are distributed when the underlying units are distributed. Units awarded in respect of dividends are included in the fair value of the stock units when the units are initially awarded and therefore are not included in the tables above, but they are included in the total units held at the end of the fiscal year in the table below.
The following table sets forth all stock units held by each non-management Director serving during fiscal 2023, as of the end of fiscal 2023. All stock units are fully vested when granted, but shares are distributed with respect to the units only later, as described above. Stock units in this table are included in the stock ownership table in the section of this proxy statement titled “Other Information — Stock Ownership” except to the extent they may have been distributed as shares and sold prior to the date of the stock ownership table.

36
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Stock Units

Susan E. Arnold	4,276
Mary T. Barra	17,181
Safra A. Catz	5,895
Amy L. Chang	5,138
Francis A. deSouza	8,809
Carolyn N. Everson	3,175
Michael B.G. Froman	5,822
Maria Elena Lagomasino	23,868
Calvin R. McDonald	6,196
Mark G. Parker	22,827
Derica W. Rice	12,830
The Company’s Corporate Governance Guidelines encourage Directors to own or acquire, within three years of first becoming a Director, shares of Company common stock (including stock units received as Director compensation) having a market value of at least five times the amount of the annual Board retainer for the Director. Unless the Board exempts a Director, each Director is also required to retain stock representing no less than 50% of the after-tax value of exercised options and shares received upon distribution of deferred stock units until such Director meets the stock holding guideline described above.
Based on the holdings of units and shares on [•], 2024, each currently serving Director complied with these policies, either by meeting the minimum holding guideline or by remaining within the three-year period to build up stock ownership.
All Other Compensation. “All Other Compensation” includes:
•The incremental cost to the Company of perquisites and other personal benefits for Ms. Arnold, including security charges and product familiarization and travel benefits. In fiscal 2023, the Company provided security services and equipment to Ms. Arnold totaling $20,185. Except for Ms. Arnold, the value of perquisites and other benefits, including product familiarization and travel benefits, for each Director is not included in the table as permitted by SEC rules because the aggregate incremental cost to the Company did not exceed $10,000 for such Director.
•Reimbursement of tax liabilities associated with the product familiarization and travel benefits. The reimbursement of associated tax liabilities was $1,681 for Ms. Arnold, $34,061 for Ms. Chang, $16,274 for Mr. deSouza, $13,394 for Mr. Froman, $7,903 for Ms. Lagomasino, $13,652 for Mr. McDonald, $7,533 for Mr. Parker and $9,224 for Mr. Rice.
•Interest earned on deferred cash compensation, which was less than $10,000 for each Director.
•The matching charitable contribution of the Company, which was $20,000 for Ms. Chang, $20,000 for Ms. Everson and $20,000 for Mr. Rice.

37
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Executive Compensation

Letter from the Compensation Committee
Dear Fellow Shareholders,
Our fiscal 2023 executive compensation program, described in the section titled “Compensation Discussion and Analysis” that follows, is structured to align compensation with management’s execution of Disney’s most important financial and strategic goals as they lead the Company through this transformative period. Bob Iger and the management team remain focused on strategically realigning the Company for long-term growth while navigating a challenging environment and increasingly complex industry. The Compensation Committee believes the 2023 program’s design effectively incentivizes the management team to help achieve these objectives.
In structuring the fiscal 2023 executive compensation program, for persons serving as our executive officers, the Compensation Committee prioritized a program that was heavily weighted toward performance elements, aligned executive pay with shareholders’ experience, and incorporated shareholder feedback received through our ongoing engagement program over the years. This resulted in a program that includes:
•A bonus plan with target compensation weighted 70% against financial performance targets, and 30% against Other Performance Factors that evaluate strategic goals for the Company including, diversity and inclusion, collaboration on strategic priorities (e.g., work related to the Company’s transformation), and efforts towards creativity and innovation. In addition, for the fiscal 2023 plan the required adjusted revenue, adjusted segment operating income and adjusted after-tax free cash flow amounts to achieve target-level payouts year-over-year were significantly increased by 10%, 35% and +100%, respectively.
•Equity awards that are weighted toward performance-based restricted stock units (“PBUs”) - 60% of Bob Iger’s equity award and 50% of other NEOs’ (other than the Interim CFO's) equity awards. PBUs are based on cumulative relative total shareholder return (“TSR”) and return on invested capital (“ROIC”) over a three-year period that account for at least 50% of annual equity awards; the reversion to three-year ROIC performance and vesting periods further incentivizes long-term results and responds to direct shareholder feedback.
The outcomes of the fiscal 2023 program reflect the alignment of pay and performance. The Committee recognized the year-over-year financial growth, driven by strategic cost savings initiatives; strong results at our Experiences segment; and box office hits, such as Avatar: The Way of Water. At the same time, the Committee recognizes the decline in our stock price for the fiscal year. Accordingly, because TSR performance was below threshold, our executives forfeited 100% of PBUs granted in fiscal 2020 and fiscal 2021 that were subject to performance against cumulative relative TSR, which were also subject to a minimum performance threshold. Overall, PBUs granted in fiscal 2020 and fiscal 2021 paid out at 49.7% and 66.9% of target, respectively, with payout only being due to performance against ROIC goals. Additionally, the value of executives’ PBUs granted in fiscal 2020 was negatively impacted by the stock price decline, further aligning their experience with that of our shareholders during the 2023 performance period. In fiscal 2024, we will continue to require strong performance for payouts relating to both our bonus and PBU plans.
Bob and the Board are committed to seeing our strategic transformation through, and the Board extended Bob’s contract to the end of 2026 and welcomed Hugh Johnston as Senior Executive Vice President and Chief Financial Officer to help facilitate this. The Compensation Committee has been thoughtful in determining the terms of Bob’s ongoing compensation, lowering his target compensation level from that payable during his prior tenure and providing in his extension that any further PBUs granted under the terms of his employment agreement have three-year performance periods. The Committee determined Hugh’s compensation with a heavy weighting on Company performance, consistent with other senior executive agreements, and believes Hugh’s compensation is appropriately aligned with shareholder value creation, with target compensation weighted 89% towards measurable Company performance.
Our shareholders continue to express their support for our executive compensation structure, including the Committee’s responsiveness to feedback, through their votes on the program. We were pleased with the strong support for the fiscal 2022 program, which was approved by approximately 86% of the votes cast at the 2023 Annual Meeting. We look forward to continuing to work with the full Board of Directors and executive team in overseeing and executing on our strategic priorities.
Sincerely,
Maria Elena Lagomasino (Chair)
Mary T. Barra
Carolyn N. Everson
Calvin R. McDonald

38
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

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Compensation Discussion and Analysis
Fiscal 2023 Performance Highlights
As described in more detail under “Executive Compensation — Compensation Discussion and Analysis — Individual Compensation Decisions” below, our named executive officers (“NEOs”) who remain with the Company showed strong performance and leadership both in managing the Company and in driving a transformation of our businesses, building long-term value. Over the past century, we have built a strong foundation of creative excellence and innovation, which has only been reinforced by the important restructuring and cost efficiency work we’ve done this year. Our new structure is restoring creativity to the center of our Company. Our results reflect the significant progress we’ve made on our priorities over the past year and while we still have work to do to continue improving performance, our progress has allowed us to move beyond this period of fixing and begin building our businesses again.
•Revenues increased 7% year over year to $88.9 billion
•Cash provided by continuing operations increased 64% year over year to $9.9 billion.
See “Proxy Summary — Fiscal 2023 Overview” above for discussion of our fiscal 2023 performance highlights.
Fiscal 2023 share price performance was challenging for the Company. As we look forward, our leadership team remains focused on building long-term value for our shareholders, and our Compensation Committee remains committed to an executive compensation program that motivates executives to achieve these goals and aligns pay outcomes with Company performance.
Fiscal 2023 Compensation Practices
EXECUTIVE COMPENSATION OBJECTIVES AND METHODS
We maintain an integrated approach to attract and retain high-caliber executives in a competitive market for talent, while adhering to key corporate governance best practices summarized below.

Shareholder engagement and responsiveness
Independent members of the Board and Investor Relations regularly engage in investor outreach. See “Proxy Summary — Shareholder Engagement and Responsiveness” above for a summary of actions taken in response to shareholder feedback. With regard to executive compensation, the Compensation Committee has addressed shareholder feedback and made changes to compensation for fiscal 2023, including:
•Upon hire, set the CEO's total direct compensation below the market median of our peers. In connection with his contract extension, Mr. Iger’s target bonus increased to 500% of base salary, in order to align his target total direct compensation with the median.
•Utilized the structure of 60% of the CEO’s fiscal 2023 equity award as PBUs, in response to feedback to prioritize pay for performance.
•As financial uncertainties related to the pandemic have decreased, the portion of fiscal 2023 PBUs vesting subject to ROIC performance have a single 3-year performance period. In fiscal 2020 - 2022, PBUs vesting subject to ROIC performance had three 1-year performance periods.
•For the fiscal 2023 annual bonus plan, significantly increased the required adjusted revenue, adjusted segment operating income and adjusted after-tax free cash flow amounts to achieve target-level payouts year-over-year. Specifically, targets were raised 10%, 35% and more than 100%, respectively. In addition, performance ranges were adjusted to further incentivize performance.
•The Compensation Committee adopted a cash severance policy pursuant to which any cash severance payment will not exceed 2.99 times the sum of base salary plus target bonus for Section 16 officers without shareholder approval of such payment.

Incentive plan non-financial metrics	Fiscal 2023 bonus plan maintains incorporation of diversity and inclusion, creativity and innovation and collaboration as key strategic objectives.

Equity retention guidelines
NEOs must hold a meaningful amount of the Company’s stock. The CEO must hold equity valued at five times his salary within five years of becoming CEO. As of [•], 2024, Mr. Iger holds equity valued at over 30 times his salary. Other NEOs must hold equity valued at three times their salary within five years of becoming an executive officer.

Compensation at risk
A majority of NEO compensation is tied to either short- or long-term Company performance. For Mr. Iger in fiscal 2023, 96% of his total target compensation (including 60% of his annual equity grant, comprised of PBUs) was tied to financial performance, contributions towards organization goals, equity compensation or stock price performance.

39
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Annual risk assessment	Each year, the Compensation Committee’s compensation consultant completes a risk assessment of the Company’s compensation programs. Based on this assessment for fiscal 2023, the Compensation Committee determined that risks arising from the Company’s policies and practices are not reasonably likely to have a material adverse effect on the Company.

Clawback policies
The Company is required to recoup certain incentive-based compensation erroneously awarded to a current or former NEO or other Section 16 officers based on financial reporting measures that are required to be restated. In addition, under the 2011 Stock Incentive Plan, equity awards pursuant to the plan may be clawed back where there is reputational or financial harm to the Company.

Disallow hedging and pledging	Board members, NEOs and all other Section 16 filers are prohibited from hedging and pledging the Company’s securities.

No option re-pricing or cash buyouts	The Company does not allow re-pricing or cash buyouts of underwater stock options without shareholder approval.

No excise tax gross-ups	The Company does not provide excise tax gross-ups.

Independent compensation consultant	The Compensation Committee has retained a compensation consultant whose relationship with the Company was confirmed to be independent for fiscal 2023.

CEO Security & Aircraft Usage
Given the unique security risks posed by the position, the Company pays the cost of security services and equipment for the CEO in an amount that the Board believes is reasonable in light of the security needs and, in the interest of security, requires the CEO to use corporate aircraft for all personal travel.

Executive Compensation Program Structure — Objectives and Methods
We design our executive compensation program to drive the creation of long-term shareholder value. We do this by linking compensation payouts to the achievement of preset performance goals that promote the creation of sustainable shareholder value and by designing compensation to attract and retain high-caliber executives in a competitive market for talent. We aim to provide compensation opportunities that take into account compensation levels and practices of our peers. For a more detailed description of the peer groups we use for compensation purposes, see the discussion under the heading, “Executive Compensation — Other Compensation Information — Peer Groups,” set forth below. Total direct compensation comprises a mix of variable and fixed compensation that is heavily weighted toward variable performance-based compensation. Our performance-based compensation includes a short-term annual performance-based bonus and longer-term equity awards that deliver value based on stock price performance. Our performance-based compensation also includes PBUs, which vest only upon meeting performance targets. As prospective performance targets are central to our business strategy, for competitive reasons we do not publicly disclose them for either the short-term annual performance-based bonus plan or the long-term incentive plan. The Company enters into employment agreements with our senior executives when the Compensation Committee determines that it is appropriate to attract or retain an executive or where an employment agreement is consistent with our practices with respect to other similarly situated executives.

40
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

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The following table sets forth the elements of total direct compensation in fiscal 2023 and the objectives and key features of each element:

OBJECTIVES AND KEY FEATURES

SALARY
Objectives:
The Compensation Committee sets salaries to reflect job responsibilities and to provide competitive fixed pay to balance performance-based risks.
Key Features:
•Minimum salaries set in employment agreement
•Committee discretion to adjust annually based on changes in experience, nature and responsibility of the position, competitive considerations and CEO recommendation (except in the case of the CEO)

PERFORMANCE-BASED BONUS
Objectives:
The Compensation Committee structures the bonus program to incentivize performance at the high end of the financial performance measure ranges that it establishes each year. The Committee believes that incentivizing performance in this fashion will lead to long-term, sustainable gains in shareholder value.
Key Features:
•Target bonus for each NEO set by the Committee early in the fiscal year in light of employment agreement provisions, competitive considerations, CEO recommendation (except targets for the CEO) and other factors the Committee deems appropriate; bonus opportunity normally limited to 200% of target bonus
•Unless otherwise adjusted downward by the Committee, payout on 70% of target is formulaic and determined by performance against financial performance ranges developed by the Committee early in the fiscal year
•Unless otherwise determined by the Committee, payout on 30% of target determined by Company-wide Other Performance Factors and the Committee’s assessment of individual performance based both on other performance objectives and on CEO recommendation (except the payouts for the CEO)

EQUITY AWARDS
Objectives:
The Compensation Committee structures equity awards to directly reward long-term gains in shareholder value. Equity awards carry vesting terms that now extend for three years and include PBUs whose value depends on Company performance, including performance relative to the S&P 500. These awards provide incentives to create and sustain long-term growth in shareholder value.
Key Features:
•Combined value of options, performance units and time-based units determined by the Committee in light of employment agreement provisions, competitive market conditions, evaluation of executive’s performance and CEO recommendation (except awards for the CEO)
•Allocation of annual awards for CEO: 60% PBUs and 40% stock options
•Allocation of annual awards for other NEOs (other than the Interim CFO and Senior Executive Vice President & Chief Human Resources Officer, as their awards relate to their prior roles) in fiscal 2023 (based on award value): 50% PBUs; 25% time-based restricted stock units; 25% stock options

ANNUAL PERFORMANCE-BASED RESTRICTED STOCK UNITS
Key Features:
•PBUs reward executives only if preset performance targets are met
•PBUs vest subject to the level of achievement under multi-year performance tests. Starting with fiscal 2022 awards, payout ranges from 0% if performance is under threshold to up to 200% if performance is at maximum
•Half of awards vest based on three-year cumulative TSR relative to the S&P 500 (two years for Mr. Iger in fiscal 2023); the other half vest based on three-year ROIC performance (two years for Mr. Iger in fiscal 2023). Awards as described in the section titled “Executive Compensation — Compensation Tables — Fiscal 2023 Grants of Plan Based Awards Table”

STOCK OPTION AWARDS
Key Features:
•Exercise price equal to average of the high and low trading prices on day of award
•Option re-pricing without shareholder approval is prohibited
•Ten-year term
•Vest one-third per year

ANNUAL TIME-BASED RESTRICTED STOCK UNITS Key Features: •Vest one-third per year •For fiscal 2023, Mr. Iger did not receive time-based RSUs

41
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

COMPENSATION AT RISK
The Compensation Committee believes that most of the compensation for NEOs should be at risk and tied to a combination of long-term and short-term Company performance. In fiscal 2023, our NEOs consisted of Mr. Iger, Mr. Lansberry, Mr. Gutierrez, Ms. Schake, Ms. Coleman, Mr. Chapek and Ms. McCarthy.
In establishing a mix of fixed to variable compensation, the composition of equity awards, target bonus levels, grant date equity award values and performance ranges, the Committee seeks to maintain its goal of making compensation overwhelmingly tied to performance, while also providing compensation opportunities that are competitive with alternatives available to the executive. In particular, the Committee expects that performance at the high-end of ranges will result in overall compensation that is sufficiently attractive relative to compensation available at successful competitors and that performance at the low-end of ranges will result in overall compensation that is less than that available from competitors with more successful performance.
The following charts show the percentage of the target total direct annual compensation for first, Mr. Iger, and second, all NEOs other than Mr. Iger and Mr. Chapek, that is variable or at risk versus being fixed with respect to fiscal 2023. At risk compensation includes both the target performance-based cash bonus and equity awards while the only fixed component of pay is base salary.

CEO – MR. IGER*	Non-CEO NEOs**

CEO – MR. IGER*	Non-CEO NEOs**

*Target mix for fiscal 2023 compensation, including the proration of Mr. Iger’s fiscal 2023 target annual incentive. Mr. Iger’s target fiscal 2024 compensation will be 97% at risk compensation: 3% base salary, 16% target annual incentive, 49% PBUs and 32% stock options.
** Target mix for fiscal 2023 compensation. Includes target compensation for all NEOs other than Mr. Iger and Mr. Chapek.

42
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Beginning in fiscal 2022, the Compensation Committee determined to increase PBUs from 30% to 50% of the overall long-term incentive grant value for the NEOs other than the CEO, who already had 50% in the form of PBUs (and who has 60% in the form of PBUs for fiscal 2023). This shift reflects a meaningful increase in performance-based compensation and was directly responsive to shareholder feedback. The below table reflects the annual PBU grants vesting over the last five years, all of which resulted in below target payouts:

	Vested In December 2019	Vested In December 2020	Vested In December 2021	Vested In December 2022	Vested In December 2023

% of Target Payout	96%	62%	48%	50%	67%
Value of a $100.00 PBU Grant, as of Vest Date[1]	$133.58	$95.87	$64.37	$30.49	$35.85
1Assumes stock purchase was made at the closing price of the grant date and sold on the third anniversary of grant date (or the nearest trading date if third anniversary falls on a non-trading day) and then adjusted for the actual % payout. Awards vested in 2019 were granted on December 21, 2016; awards vested in 2020 were granted on December 19, 2017; awards vested in 2021 were granted on December 19, 2018; awards vested in 2022 were granted on December 17, 2019; awards vested in 2023 were granted on December 17, 2020.
For awards granted in fiscal 2021 (December 2020) and vested in fiscal 2024 (December 2023), TSR performance relative to the S&P 500 was below threshold and therefore no payout was earned for 50% of the award. For the 50% of the award that vested subject to ROIC performance, there were three one-year performance periods for fiscal 2021, fiscal 2022 and fiscal 2023 with payout at the following percentages:
•Fiscal 2021: 150% of target
•Fiscal 2022: 148.05% of target
•Fiscal 2023: 103.38% of target
Fiscal 2023 had a threshold, target and maximum of 3.1%, 5.6% and 6.9%, respectively. Actual fiscal 2023 performance was just over 5.7%, resulting in a 103.38% payout for the fiscal 2023 portion. Overall, the fiscal 2021 PBUs vested at 66.9%, underscoring the Committee’s belief that this PBU structure strongly aligns pay and performance.
The fiscal 2023 ROIC test also applied to the outstanding PBU grants made in fiscal 2022 (December 2021). For these awards, maximum payout increased from 150% to 200% of target, consistent with market practice. Actual fiscal 2023 ROIC performance was just over 5.7%, which resulted in a 106.75% payout for the fiscal 2023 portion of the December 2021 ROIC test.
ROIC for the Company is calculated by dividing Annual After-Tax Operating Performance by the average of Invested Capital at the end of such fiscal year and the end of the immediately prior fiscal year. Annual After-Tax Operating Performance is calculated as the sum of segment operating income for each segment and corporate and unallocated shared expenses, minus tax at 21% on segment operating income and corporate and unallocated shared expenses. Invested Capital is defined as the remainder of Disney’s total assets at fiscal year end minus the sum of: (i) Disney’s cash, cash equivalents and restricted cash as the last day of the fiscal year, (ii) Disney’s deferred tax assets and (iii) Disney’s Non-Interest Bearing Liabilities. ROIC for the Company is adjusted (i) to exclude the effect of extraordinary, unusual and/or nonrecurring items and (ii) to reflect such other factors, as the Committee deems appropriate to fairly reflect ROIC for the applicable fiscal year.

43
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

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COMPENSATION PROCESS
The following table outlines the process for determining annual compensation awards for NEOs:

SALARIES	PERFORMANCE-BASED BONUS

•Annually at the end of the calendar year, the CEO recommends salaries for NEOs other than himself for the following calendar year
•Compensation Committee reviews proposed salary changes with input from its consultant (described under “Executive Compensation — Compensation Discussion and Analysis — Executive Compensation Program Structure—Objectives and Methods — Compensation Consultant”)
•Committee determines annual salaries for all NEOs
•Committee reviews determinations with the other non-management directors

•Compensation Committee participates in regular Board of Director review of operating plans and results and review of annual operating plan at the beginning of the fiscal year
•Management recommends financial and other performance measures, weightings and ranges
•Early in the fiscal year, the Committee reviews proposed performance measures and ranges with input from its consultant and develops performance measures and ranges that it believes establish appropriate goals
•CEO recommends bonus targets for NEOs other than himself
•Early in the fiscal year, the Committee reviews bonus measure ranges with input from its consultant and in light of the targets established by employment agreements and competitive conditions and determines bonus target opportunity as a percentage of fiscal year-end salary for each NEO
•After the end of the fiscal year, management presents financial results to the Committee
•CEO recommends Other Performance Factor multipliers for NEOs other than himself
•Committee reviews the results and determines whether to make any adjustments to financial results, determines other performance factor multipliers and establishes bonus
•Committee reviews determinations with the other non-management directors and, in the case of the CEO, seeks their concurrence in the Committee’s determination

EQUITY AWARDS

•In the first fiscal quarter, the CEO recommends grant date fair value of awards for NEOs other than himself
•Compensation Committee reviews proposed awards with input from its consultant and reviews with other non-management directors
•Committee determines the dollar values of awards
•Exercise price and number of options and restricted stock units are determined by formula based on market price of common shares on the date of award

MANAGEMENT INPUT
In addition to the CEO recommendations described above, management regularly:
•provides data, analysis and recommendations to the Compensation Committee regarding the Company’s executive compensation programs and policies;
•administers those programs and policies as directed by the Committee;
•provides an ongoing review of the effectiveness of the compensation programs, including competitiveness and alignment with the Company’s objectives; and
•recommends changes to compensation programs if needed to help achieve program objectives.
The Committee meets regularly in executive session without management present to discuss compensation decisions and matters relating to the design and operation of the executive compensation program.
COMPENSATION CONSULTANT
The Compensation Committee retained Pay Governance LLC as the compensation consultant for fiscal 2023. The consultant assists the Committee’s development and evaluation of compensation policies and practices and the Committee’s determinations of compensation awards through various services, including providing third-party data, advice and expertise on proposed executive compensation awards and plan designs; reviewing briefing materials prepared by management and outside advisers; and advising the Committee on the matters included in these materials and preparing its own analysis of compensation matters.
The Committee considers input from the consultant as one factor in making decisions on compensation matters, along with information and analyses it receives from management and its own judgment and experience.
The Committee has adopted a policy requiring its consultant to be independent of Company management. The Committee performs an annual assessment of the consultant’s independence to determine whether the consultant is independent. The Committee assessed Pay Governance LLC’s independence in November 2023 and confirmed that the firm’s work has not raised any conflict of interest and the firm is independent. Pay Governance LLC does not provide any services to the Company other than the services provided to the Compensation Committee.

44
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Fiscal 2023 Compensation Decisions
This section discusses the specific decisions made by the Compensation Committee in fiscal 2023. These decisions were made taking into consideration shareholder feedback received as members of management and the Board engaged in outreach to shareholders. The Board took several actions in response to the shareholder feedback received, as described in more detail under “Proxy Summary — Shareholder Engagement and Responsiveness.”
2023 ANNUAL INCENTIVE PLAN
PERFORMANCE GOALS
The Compensation Committee normally develops performance goals for each fiscal year early in that year and evaluates performance against those goals after the fiscal year has ended to arrive at its compensation decisions.
ANNUAL INCENTIVE GOALS
Annual Incentive Financial Performance
In November 2022, the Compensation Committee reviewed the annual performance-based bonus program. The Committee determined to retain the financial measures and relative weights for calculating the portion of the NEOs bonuses that is based on financial performance as follows:
•adjusted segment operating income—50%
•adjusted revenue—25%
•adjusted after-tax free cash flow—25%
The Committee also developed performance ranges for each of the measures in November 2022. These ranges are used to determine the multiplier that is applied to 70% of each NEO’s target bonus. The overall financial performance multiple is equal to the weighted average of the performance multiples for each of these three measures. The performance multiple for each measure is zero if performance is below the bottom of the range and varies from 35% at the low end of the range to a maximum of 200% at the top end of the range. The Committee believes the top of each range represents extraordinary performance and the bottom represents satisfactory performance, below which no award would be provided. In addition, 30% of each NEO’s target bonus is based on performance against key strategic goals for the Company, called “Other Performance Factors.” We believe the mix between key financial and strategic factors is appropriate, given the majority of the bonus opportunity is focused on Company financial performance, while still recognizing the importance that Other Performance Factors have on establishing a successful culture that supports the Company’s strategic goals.
With our desire to deliver strong results for our shareholders for fiscal 2023, the Committee meaningfully increased performance targets year-over-year for all three financial metrics (increases were 10% for adjusted revenue, 35% for adjusted segment operating income and more than 100% for adjusted after-tax free cash flow). In addition, in order to further drive performance in fiscal 2023, the Committee: (i) expanded the width of the performance range (i.e., the difference between the maximum performance and threshold performance) for adjusted after-tax free cash flow and (ii) increased the maximum performance and threshold performance for adjusted segment operating income and adjusted revenue, respectively. The following table shows the performance ranges approved by the Committee for fiscal 2023 and actual performance (dollars in millions):

	Fiscal 2023 Performance Threshold	Fiscal 2023 Performance Target	Fiscal 2023 Performance Maximum	Fiscal 2023 Actual Performance	Fiscal 2023 Actual Performance Payout as % of Target

Adjusted Segment Operating Income*	$9,957	$13,257	$16,300	$12,863	92%
Adjusted Revenue	82,857	91,927	97,973	88,898	78%
Adjusted After-Tax Free Cash Flow**	(1,552)	1,448	4,448	2,449	133%
*    For purposes of the annual performance-based bonuses, “adjusted segment operating income” was defined as total segment operating income and reflects adjustments, if any, described under “Evaluating Performance” below. "Total segment operating income” consists of the total of segment operating income from each of our segments, which is equivalent to income from continuing operations before income taxes, adjusted for corporate and unallocated shared expenses, restructuring and impairment charges, A+E gain, net other income, net interest expense and amortization of TFCF Corporation (“TFCF”) and Hulu intangible assets and fair value step-up on film and television costs.
**    For purposes of the annual performance-based bonuses, “adjusted after-tax free cash flow” was defined as cash provided by operations less investments in parks, resorts and other properties, all on a consolidated basis and reflects the adjustments described under “Evaluating Performance” below.

45
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

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Other Performance Factors
For fiscal 2023, the Other Performance Factors for the fiscal 2023 annual bonus, developed by the Compensation Committee during the fiscal year, continued to emphasize the importance of diversity and inclusion, which had the highest weighting among the Other Performance Factors. The Committee established the following factors based on the strategic objectives of the Company:
•Diversity & Inclusion – Actively engage in creating a culture of respect for everyone, everywhere, at every level. Work to grow the diversity of our executives and managers to reflect the guests and audiences we serve. Support broadly resonant entertainment and experiences that reflect the world around us and help us develop meaningful relationships with our consumers.
•Collaboration on strategic priorities – Actively promote collaboration and synergy on key strategic priorities of the Company with a one-company mindset and drive clear accountabilities and partnership across all lines of business, in support of developing content and product for our key franchises, accelerating our direct-to-consumer initiatives and enabling the success of creative, operating and corporate teams.
•Efforts towards creativity & innovation – Drive Company growth through innovation and the creation of potential new sources of revenue while ensuring strong controls on costs and operational efficiencies.
Evaluating Performance
The Compensation Committee reviewed the overall operating results of the Company in fiscal 2023, evaluating them against the bonus plan performance ranges developed by the Committee early in the fiscal year. The Compensation Committee approved no adjustments to actual fiscal 2023 total segment operating income and revenue. After-tax free cash flow performance for incentive purposes was overall adjusted downward to exclude the content spend benefit of the Writers Guild of America and SAG-AFTRA work stoppages and the deferral in the timing of income tax payments as well as non-recurring items, such as restructuring payments.
In fiscal 2023, the Company achieved strong financial growth for all three financial metrics, even after ranges were significantly increased for fiscal 2023 and after-tax free cash flow was adjusted as discussed above. The financial performance achieved included: total segment operating income of $12,863 million, revenue of $88,898 million and adjusted after-tax free cash flow of $2,449 million. Based on these adjusted results and due to the increase in targets, the weighted financial performance factor was 99% in fiscal 2023 compared to a weighted financial performance factor of 159% in fiscal 2022. As referenced above, and in order to responsibly assess performance, management suggested, and the Committee decided, to adjust after-tax free cash flow downward to exclude the content spend benefit of the Writers Guild of America and SAG-AFTRA work stoppages and the deferral in the timing of income tax payments. Had the Committee not opted to adjust for these one-time events, after-tax free cash flow would have been $5,209 million and that portion of the bonus plan would have paid out at 200%. Overall, the weighted financial performance factor would have been 116%. Additional details regarding the performance of the Company are set forth in our Annual Report on Form 10-K for fiscal 2023 and the section above titled “Proxy Summary.”
With respect to the Other Performance Factors, the Committee recognizes that while we still have more work ahead of us, the NEOs delivered results on these key strategic objectives, including:
Diversity & Inclusion
•Adjusted pay ratios were over 99% for base pay for U.S. women and people of color. For more details on the adjusted pay ratio analysis and our commitment to expand pay ratio analyses further going forward, please see our Pay Ratio Dashboard on the “ESG Reporting” page of our Impact website.
•The Company expanded efforts to increase diverse representation, which helped produce year-over-year growth, especially at the executive and management levels. Representation for women increased 0.1 and 0.5 percentage points at the executive and management levels, respectively. Representation for people of color increased 1.0 percentage points at each of the executive and management levels. For more detailed results, please see our Diversity Dashboard on the “ESG Reporting” page of our Impact website. The Diversity Dashboard includes our commitment to further disclosures in the future.
•With the continuation of Disney Aspire, growth in a diverse talent pipeline of employees and leaders continues. In fiscal 2023, the Company promoted over 1,250 employees who were Aspire participants, with 59% being women and 41% being people of color.
•Continued to create and promote content with diversity both in front of and behind the camera such as Avatar: The Way of Water, Black Panther: Wakanda Forever, Guardians of the Galaxy Vol. 3, The Little Mermaid, Chevalier, Flamin’ Hot, Elemental and The Bear.
Collaboration on strategic priorities
•Successfully increased subscribers at Disney+ Core (+9.7M), Hulu (+1.3M) and ESPN+ (+1.7M) during fiscal 2023, which reflected strong technology and content collaboration.
•Drove a restructuring plan of $5.5 billion in target efficiencies, which required strong collaboration throughout the entire organization.

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The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

•Avatar: The Way of Water generated $2.3 billion in worldwide box office, is the third highest grossing film of all time, and garnered strong viewership on Disney+. In addition, in fiscal 2023 Experiences announced an Avatar experience planned for Disneyland.
•Launched Disney+ domestic ad tier, increasing ad sales revenue with strong subscriber usage of the tier, reflecting technology, advertising and content collaboration.
Efforts towards creativity & innovation
•Launched several new innovative attractions, including TRON Lightcycle at Walt Disney World, as well as Mickey & Minnie’s Runaway Railway, Toontown refresh and San Fransokyo Square at Disneyland Resort.
•Finalized a 10-year licensing deal with PENN Entertainment for the launch of an ESPN-branded sports betting platform, ESPN Bet, with an aim to increase fan engagement, brand loyalty and monetization.
•Launched first-ever, fully animated, live NHL game simulcast leveraging Disney Channel’s Big City Greens.
See tabular disclosure for each NEO below under “Executive Compensation — Compensation Discussion and Analysis — Individual Compensation Decisions” for additional information regarding key contributions and accomplishments of each NEO.
2023 EQUITY AWARDS
The Compensation Committee structures equity awards to directly reward long-term gains in shareholder value. Equity awards carry vesting terms that now extend for three years and include PBUs whose value depends on Company performance, including performance relative to the S&P 500. These awards provide incentives to create and sustain long-term growth in shareholder value.
Key Features:
•Combined value of options, performance units and time-based units determined by the Committee in light of employment agreement provisions, competitive market conditions, evaluation of executive’s performance and CEO recommendation (except awards for the CEO)
•Allocation of annual awards for CEO: 60% PBUs and 40% stock options
•Allocation of annual awards for other NEOs in fiscal 2023 (based on award value): 50% PBUs; 25% time-based restricted stock units (RSUs); 25% stock options. For most equity recipients other than the executive officers, the fiscal 2023 annual grant was split into two equal installments, with the first half being granted on December 15, 2022 and the second half being granted on July 17, 2023. As both Mr. Lansberry and Ms. Coleman were not serving as executive officers at the time of the first installment of the annual grant, consistent with the treatment for most equity recipients other than the executive officers, they received their fiscal 2023 equity awards in two equal installments. As fiscal 2023 awards relate to time in their prior roles, Mr. Lansberry and Ms. Coleman received their equity in the allocation typical of executives at their respective levels. Mr. Lansberry’s award was allocated as 70% RSUs and 30% stock options (i.e. the standard Executive Vice President allocation) and Ms. Coleman’s award was allocated as 100% RSUs (i.e. the standard Senior Vice President allocation). Ms. Coleman received a promotion award in June in connection with her promotion to Senior Executive Vice President and Chief Human Resources Officer, which was delivered with the same allocation as other NEOs: 50% PBUs; 25% RSUs; 25% stock options.
Time-Based Restricted Stock Units
•RSUs provide retention value to our senior executives and align interests with our shareholders.
•RSUs vest one-third per year.
•In fiscal 2023, Mr. Iger did not receive RSUs as part of his equity allocation. Other NEOs receive 25% of their total equity value in RSUs.
Stock Options
•Stock options incentivize sustained growth in long-term stock appreciation and align interests with our shareholders.
•Exercise price equal to average of the high and low trading prices on day of award.
•Option re-pricing without shareholder approval is prohibited.
•Options have a ten-year term from the grant date.
•Options vest one-third per year.
•Mr. Iger receives 40% of his total equity value in stock options. Other NEOs receive 25% of their total equity value in Stock Options.

47
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Performance-Based Restricted Stock Units
•PBUs align pay and performance by ensuring that shares are only earned when certain performance criteria are met. 50% of PBUs vest based on TSR performance relative to the S&P 500; 50% of PBUs vest based on ROIC performance.
•Performance is measured over a three-year performance period (two-year performance period for Mr. Iger in fiscal 2023). As financial uncertainties related to the pandemic have mostly abated, the portion of fiscal 2023 PBUs vesting subject to ROIC performance have a single 3-year performance period. In fiscal 2020 - 2022, PBUs vesting subject to ROIC performance had three 1-year performance periods.
•Starting with fiscal 2022 awards, payout ranges from 0% if performance is under threshold to up to 200% if performance is at maximum.
•For the portion vesting subject to TSR relative to the S&P 500, payout at target requires performance at the 55th percentile of the S&P 500.

Payout as a % of Target	Performance - TSR Percentile Relative to S&P 500

200%	75th Percentile or Above
100%	55th Percentile
50%	25th Percentile
0%	Below 25th Percentile
•PBUs are denominated and settled in shares of Company stock.
•As pay-for-performance alignment is key to the Committee, PBUs are weighted the highest of the three equity vehicles. Mr. Iger receives 60% of his total equity value in PBUs. Other NEOs receive 50% of their total equity value in PBUs.
Recent PBU Payout Detail
PBUs Vested in Fiscal 2023
For awards granted in fiscal 2020 (December 2019) and vested in fiscal 2023 (December 2022), TSR performance relative to the S&P 500 was below threshold and therefore no payout was earned for 50% of the award. For the 50% of the award that vested subject to ROIC performance, there were three one-year performance periods for fiscal 2020, fiscal 2021 and fiscal 2022. Overall, fiscal 2020 PBUs paid out at:
•TSR Relative to S&P 500 Payout: 0% of target
•ROIC Payout: 99.35% of target
•Total Payout: 49.7% of target
The below-target payout underscores the Committee’s belief that this PBU structure strongly aligns pay and performance.
PBUs Vested in Fiscal 2024
For awards granted in fiscal 2021 (December 2020) and vested in fiscal 2024 (December 2023), TSR performance relative to the S&P 500 was below threshold and therefore no payout was earned for 50% of the award. For the 50% of the award that vested subject to ROIC performance, there were three one-year performance periods for fiscal 2021, fiscal 2022 and fiscal 2023. Overall, fiscal 2021 PBUs paid out at:
•TSR Relative to S&P 500 Payout: 0% of target
•ROIC Payout: 133.81% of target
•Total Payout: 66.9% of target
The below-target payout underscores the Committee’s belief that this PBU structure strongly aligns pay and performance.

48
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

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Individual Compensation Decisions
ANNUAL COMPENSATION DECISIONS
The following table summarizes annual compensation decisions made by the Compensation Committee with respect to each of the NEOs. The Committee established the salary and performance-based bonus target multiple of salary for each of the NEOs early in the fiscal year following the processes described above. The final bonus award was calculated after the fiscal year ended using the financial performance factor of 99% described above. Given the enterprise-wide nature of the Other Performance Factors and the contributions of each currently employed NEO, the Committee established an Other Performance Factor for the NEOs listed in the following table below.
Severance for Mr. Chapek, who separated from the Company on November 20, 2022, conforms to the terms of his employment agreement. For more discussion of Mr. Chapek’s separation, including the rationale, see the section titled “Executive Compensation — Compensation Tables — Potential Payments and Rights on Termination or Change in Control.”

	Salary	Performance-Based Bonus				Equity Awards
	Fiscal Year End 2023 Annual Salary	Target	Financial Performance Factor[1]	Other Performance Factor[2]	Award Amount	Value[3]	Target Performance Units[3,4]	Time-Based Units[4]	Options[4]

Robert A. Iger[5]	$1,000,000	$1,900,000	99%	145%	$2,140,000	$26,103,448	181,592	—	278,699
Kevin A. Lansberry[6]	1,000,000	588,561	99%	N/A	1,000,000	1,976,257	—	15,510	18,281
Horacio E. Gutierrez	1,330,000	2,660,000	99%	145%	3,000,000	7,206,862	38,819	18,147	48,292
Kristina K. Schake	780,000	1,170,000	99%	125%	1,250,000	1,852,537	9,205	5,045	13,426
Sonia L. Coleman[7]	750,000	1,125,000	99%	139%	1,250,000	2,036,279	4,893	15,831	6,654
Christine M. McCarthy[8]	2,070,000	3,105,000	99%	91%	3,000,000	12,953,949	69,516	32,745	87,143
1Multiplied by 70% of the target amount.
2Multiplied by 30% of the target amount.
3Includes ROIC portions of fiscal 2021 and 2022 PBUs.
4The number of restricted stock units and options was calculated from the value of the award as described in the table in the section titled “Executive Compensation — Compensation Tables — Fiscal 2023 Grants of Plan Based Awards Table.”
5Mr. Iger was appointed Chief Executive Officer effective November 20, 2022. In connection with his July 12, 2023 extension, Mr. Iger’s annual bonus target increased from 100% to 500% of base salary to further incentivize Company performance. For fiscal 2023, Mr. Iger’s target bonus was based on the sum of the pro-rated target bonus opportunity previously in effect and the pro-rated amended target bonus opportunity, which has been calculated to be 190% of base salary.
6Mr. Lansberry was appointed Interim Chief Financial Officer effective July 1, 2023. Base salary reflects annualized Interim amount approved by the Committee, while target bonus is prorated between Mr. Lansberry’s previous bonus target and his Interim Chief Financial Officer target. The decision on his performance-based bonus took into account his exemplary performance as Interim CFO.
7Ms. Coleman was appointed Senior Executive Vice President and Chief Human Resources Officer effective April 8, 2023.
8Ms. McCarthy began a leave of absence and ceased to serve as Senior Executive Vice President and Chief Financial Officer effective July 1, 2023. Ms. McCarthy’s target bonus has been pro-rated to reflect the three quarters she served as Senior Executive Vice President and Chief Financial Officer. For more discussion of the terms of Ms. McCarthy’s leave of absence, see the section titled “Executive Compensation — Compensation Tables — Potential Payments and Rights on Termination or Change in Control.”
The compensation set forth above and described below differs from the total compensation reported in the Summary Compensation Table as follows:
•The compensation set forth above does not include the change in pension value and non-qualified deferred compensation earnings, as these items do not reflect decisions made by the Committee during the fiscal year.
•The compensation set forth above does not include perquisites and benefits and other compensation, as these items are generally determined by contract and do not reflect decisions made by the Committee during the fiscal year.

49
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

The Compensation Committee’s determination on each of these matters was based on the recommendation of Mr. Iger (except in the case of his own compensation), the parameters established by the executive’s employment agreement and the factors described below. In determining equity awards, the Committee considered its overall long-term incentive guidelines for all executives, which, in the context of the competitive market for executive talent, attempt to balance the benefits of incentive compensation tied to performance of the Company’s common stock with the dilutive effect of equity compensation awards.
MR. IGER

SALARY	Mr. Iger’s 2023 annual salary was equal to the amount set in his employment agreement.

PERFORMANCE-BASED BONUS
Target Bonus
When Mr. Iger was hired by the Company on November 20, 2022, his annual bonus target was set at an amount equal to his base salary. In connection with his July 12, 2023 extension, Mr. Iger’s annual bonus target increased to five times his base salary to further incentivize Company performance. For fiscal 2023, Mr. Iger’s target bonus was based on the sum of the pro-rated target bonus opportunity previously in effect and the pro-rated amended target bonus opportunity, which has been calculated to be 1.9 times his base salary.
Other Performance Factor
The Compensation Committee applied a factor of 145% with respect to Other Performance Factors for Mr. Iger in fiscal 2023.
Performance Highlights:
•In fiscal 2023, we restructured the Company to restore creativity to the heart of the business. We implemented financial discipline across all of our operations, including over-achieving our target of identifying cost savings of $5.5 billion.
•Studio led the global box office in calendar 2023, with four of the top 10 highest grossing films of the year. In fiscal 2023, Avatar: The Way of Water generated $2.3 billion in worldwide box office, the third highest box office of all time.
•Mr. Iger created a Chief Brand Officer position, significantly enhancing the efficiency and effectiveness of our brand management process.
•Mr. Iger assisted the Succession Planning Committee in ongoing leadership succession planning.
•Disney was named one of “America’s Most Trustworthy Public Companies” by Newsweek and was #1 in a “Brand Intimacy Study” recognizing our power in building bonds with consumers. The Company was also named one of the “World’s Most Admired Companies” by Fortune, and Fast Company ranked Disney as one of the “Most Innovative Companies."

EQUITY AWARD VALUE
The annual equity award value for Mr. Iger of $26,103,448 reflects 83% of his total annual compensation for fiscal 2023. Mr. Iger’s fiscal 2023 award was awarded 60% as PBUs and 40% as stock options. The annual equity award value includes the fiscal 2023 ROIC portion of Mr. Iger’s fiscal 2021 and 2022 awards.

50
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

MR. LANSBERRY

SALARY	The Committee set Mr. Lansberry’s 2023 annual salary upon his appointment as Interim Chief Financial Officer.

PERFORMANCE-BASED BONUS
Target Bonus
Mr. Lansberry’s target bonus of $588,561 reflects a pro-ration of his bonus target as both CFO of our Experiences segment and Interim CFO of the Company.
Other Performance Factor
The Compensation Committee did not apply an Other Performance Factor for Mr. Lansberry as he was in his role on an interim basis. Based on the recommendation of Mr. Iger, the Compensation Committee approved Mr. Lansberry's bonus to recognize his contributions while serving as Interim CFO.
Performance Highlights:
•Showed exemplary leadership and decision making on behalf of the Company during his tenure as Interim CFO.
•Successfully refinanced the Company’s $5.25 billion 364-day revolving credit facility, with comparable pricing terms.
•Successfully negotiated amendment to Hulu put/call provision with Comcast.
•Continued to align real estate footprint and projects with business priorities and objective of promoting creativity and collaboration through in-person work.
•Ranked #1 in our industry in Institutional Investor’s rankings across the board, including for Investor Relations program and Investor/Analysts Event.

EQUITY AWARD VALUE
The annual equity award value of $1,976,257 for Mr. Lansberry reflects 50% of his total annual compensation for fiscal 2023. The value of Mr. Lansberry’s fiscal 2023 equity awards was set when he was CFO of our former Parks, Experiences and Products segment, and was granted in two equal installments on December 15, 2022 and July 17, 2023. Mr. Lansberry’s fiscal 2023 award was awarded 70% as RSUs and 30% as stock options.

51
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

MR. GUTIERREZ

SALARY	The Committee increased Mr. Gutierrez’s 2023 annual salary by 2.3% to reflect changes in the market for executive talent and his continued outstanding performance.

PERFORMANCE-BASED BONUS
Target Bonus
As set forth in his employment agreement, Mr. Gutierrez’s target bonus for fiscal 2023 is equal to two times his fiscal year-end salary.
Other Performance Factor
The Compensation Committee applied a factor of 145% with respect to Other Performance Factors for Mr. Gutierrez in fiscal 2023. In fiscal 2022 the Other Performance Factor was 114%.
Performance Highlights:
•Continued promotion of diversity and inclusion in the Legal and Global Affairs department, resulting in positive trends within the Legal and Global Affairs department for promotions and new hires among women and people of color.
•Advised on corporate governance and public policy issues.
•Oversaw the regulatory work associated with launches of our DTC products.
•Mapped out strategy to protect Disney content as generative artificial intelligence services proliferate and move towards video content, including identifying key services that may have the most impact on Disney content from an infringement perspective.
•Continued leadership of the Company’s legal and public policy positions on litigation matters, transactions and regulatory developments.

EQUITY AWARD VALUE
The annual equity award value of $7,206,862 for Mr. Gutierrez reflects 62% of his total annual compensation for fiscal 2023. Mr. Gutierrez’s fiscal 2023 award was awarded 50% as PBUs, 25% as RSUs and 25% as stock options. The annual equity award value includes the fiscal 2023 ROIC portion of Mr. Gutierrez’s fiscal 2022 award.

52
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

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MS. SCHAKE

SALARY
The Committee increased Ms. Schake’s 2023 annual salary in January 2023 by 2.0% to reflect changes in the market for executive talent and her continued outstanding performance. In connection with her contract extension and with the addition of Corporate Social Responsibility to her scope, the Committee increased Ms. Schake’s base salary by an additional 5.5% given performance and market positioning.

PERFORMANCE-BASED BONUS
Target Bonus
As set forth in her employment agreement, Ms. Schake’s target bonus for fiscal 2023 is equal to 1.5 times her fiscal year-end salary.
Other Performance Factor
The Compensation Committee applied a factor of 125% with respect to Other Performance Factors for Ms. Schake in fiscal 2023. In fiscal 2022 the Other Performance Factor was 114%.
Performance Highlights:
•Created a communications task force across key divisions to advise on major PR initiatives, including resetting narratives through media relations and executive engagement.
•Led significant efforts to protect and enhance the Company’s reputation with a wide range of stakeholders.
•Realigned communications teams to streamline functions for greater efficiency and effectiveness, enabling a more unified, collaborative and nimble approach to drive business success.

EQUITY AWARD VALUE
The annual equity award value of $1,852,537 for Ms. Schake reflects 47% of her total annual compensation for fiscal 2023. Ms. Schake’s fiscal 2023 award was awarded 50% as PBUs, 25% as RSUs and 25% as stock options. The annual equity award value includes the fiscal 2023 ROIC portion of Ms. Schake’s fiscal 2022 award.

53
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

MS. COLEMAN

SALARY	The Committee set Ms. Coleman’s 2023 annual salary upon her promotion to Senior Executive Vice President and Chief Human Resources Officer.

PERFORMANCE-BASED BONUS
Target Bonus
As set forth in her employment agreement, Ms. Coleman’s target bonus for fiscal 2023 is equal to 1.5 times her fiscal year-end salary.
Other Performance Factor
The Compensation Committee applied a factor of 139% with respect to Other Performance Factors for Ms. Coleman in fiscal 2023.
Performance Highlights:
•Bolstered outreach and engagement to amplify the Company’s brand in an authentic manner in order to attract top, diverse talent from underrepresented communities.
•Provided leadership through the company-wide strategic transformation and cost reduction efforts in fiscal 2023.
•Launched a team, partnering with technology and legal, to identify opportunities to integrate and enable technology within human resources to drive efficiencies and elevate the overall employee and human resources experience.

EQUITY AWARD VALUE
The total equity award value of $2,036,279 for Ms. Coleman reflects 51% of her total annual compensation for fiscal 2023, reflecting the annual equity award for her previous role as Senior Vice President, Human Resources for our Television businesses, which was granted in two equal installments on December 15, 2022 and July 17, 2023 and was awarded 70% in RSUs and 30% in stock options. In addition, in connection with her promotion, Ms. Coleman received additional grants of RSUs, PBUs and options on June 23, 2023, which was awarded 50% as PBUs, 25% as RSUs and 25% as stock options.

MS. MCCARTHY

SALARY	The Committee increased Ms. McCarthy’s 2023 annual salary by 3.5% to reflect changes in the market for executive talent.

PERFORMANCE-BASED BONUS
Target Bonus
As set forth in her employment agreement, Ms. McCarthy’s target bonus for fiscal 2023 is equal to two times her fiscal year-end salary. As Ms. McCarthy began a leave of absence on July 1, 2023, her fiscal 2023 target bonus has been pro-rated 75% to reflect the period of fiscal 2023 she served as Senior Executive Vice President and Chief Financial Officer.
Other Performance Factor
The Compensation Committee applied a factor of 91% with respect to Other Performance Factors for Ms. McCarthy in fiscal 2023. In fiscal 2022 the Other Performance Factor was 114%.

EQUITY AWARD VALUE
The annual equity award value of $12,953,949 for Ms. McCarthy reflects 71% of her total annual compensation for fiscal 2023. Ms. McCarthy’s fiscal 2023 award was awarded 50% as PBUs, 25% as RSUs and 25% as stock options. The annual equity award value includes the fiscal 2023 ROIC portion of Ms. McCarthy’s fiscal 2021 and 2022 awards.

54
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

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Other Compensation Information
Risk Management Considerations
The Compensation Committee believes that the following features of performance-based bonus and equity programs appropriately incentivize the creation of long-term shareholder value while discouraging behavior that could lead to excessive risk:
•Financial Performance Measures. The financial metrics used to determine the amount of an executive’s bonus are measures the Committee believes drive long-term shareholder value. The ranges set for these measures are intended to reward success without encouraging excessive risk-taking.
•Limit on Bonus. The overall bonus opportunity is not expected to exceed two times the target amount, no matter how much financial performance exceeds the ranges established at the beginning of the fiscal year.
•Equity Vesting Periods. Performance-based stock units generally vest in three years. Time-based stock units and options vest annually for up to four years and options remain exercisable for ten years. These periods are designed to reward sustained performance over several periods, rather than performance in a single period.
•Equity Retention Guidelines. NEOs are required to acquire within five years of becoming an executive officer and hold as long as they are executive officers of the Company, shares (including restricted stock units) having a value of at least three times their base salary amounts, or five times in the case of the Chief Executive Officer. If these levels have not been reached, these officers are required to retain ownership of shares representing at least 75% of the net after-tax gain (100% in the case of the Chief Executive Officer) realized on exercise of options for a minimum of twelve months. Based on holdings of units and shares, excluding PBUs, on [•], 2024, each NEO then in office complied with these policies, either by meeting the minimum holding requirement or by remaining within the time period to build up stock ownership.
•No Hedging or Pledging. The Company’s insider trading compliance program prohibits members of the Board of Directors, NEOs and all other employees subject to the Company’s insider trading compliance program from entering into any transaction designed to hedge, or having the effect of hedging, the economic risk of owning the Company’s securities and prohibits certain persons, including members of the Board of Directors and the NEOs, from pledging Company securities.
•Clawback Policy. In connection with the SEC’s and NYSE’s recently-approved rules requiring adoption of a clawback policy applicable to incentive-based compensation for Section 16 officers of listed companies, the Company has adopted The Walt Disney Company Clawback Policy, and current Section 16 officers of the Company have agreed in writing that employment agreements and other compensation agreements and plans are subject to the policy. Under such policy, if the Company is required to restate its financial results due to material noncompliance with financial reporting requirements under the securities laws, the Company will recoup any erroneously awarded incentive-based compensation from the Company’s current and former executive officers. Further, under the 2011 Stock Incentive Plan approved at the Company’s 2020 Annual Meeting, equity awards pursuant to the plan may be clawed back where there is reputational or financial harm to the Company, even in the absence of a restatement.
Equity awards are generally approved on dates the Compensation Committee meets. Committee meetings are normally scheduled well in advance and are not scheduled with an eye to announcements of material information regarding the Company. The Committee may make an award with an effective date in the future, including awards contingent on commencement of employment, execution of a new employment agreement or some other subsequent event, or may act by unanimous written consent on the date of such an event when the proposed issuances have been reviewed by the Committee prior to the date of the event.
At the Compensation Committee’s request, management conducted its annual assessment of the risk profile of our compensation programs in November 2023. The assessment included an inventory of the compensation programs at each of the Company’s segments and an evaluation of whether any program contained elements that created risks that could have a material adverse impact on the Company. Management provided the results of this assessment to Pay Governance LLC, the Committee’s compensation consultant, which evaluated the findings and reviewed them with the Committee. As a result of this review, the Committee determined that the risks arising from the Company’s policies and practices are not reasonably likely to have a material adverse effect on the Company.

55
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

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Peer Groups
SUMMARY OF PEER GROUPS
The following graph summarizes the three distinct peer groups we use for three distinct purposes and the companies that met these criteria and were included at the beginning of fiscal 2023, described in more detail below:

PERFORMANCE PEERS S&P 500
GENERAL INDUSTRY PEERS
•Alphabet, Inc. •Amazon.com, Inc. •Apple, Inc. •AT&T Inc. •Charter Communications, Inc.	•Comcast Corporation •IBM Corporation •Meta Platforms, Inc. •Microsoft Corporation •Netflix, Inc. •NIKE, Inc.	•Oracle Corporation •Paramount Global •Verizon Communications Inc. •Warner Bros. Discovery, Inc.

MEDIA INDUSTRY PEERS
•Alphabet, Inc. •Amazon.com, Inc. •Apple, Inc.	•Comcast Corporation •Meta Platforms, Inc.	•Netflix, Inc. •Paramount Global •Warner Bros. Discovery, Inc.

MEDIA INDUSTRY PEERS
The media industry peer group helps evaluate compensation levels for the NEOs. The Compensation Committee believes that there is a limited pool of talent with the set of creative and organizational skills needed to run a global creative organization like the Company. The Committee also understands that executives with the background needed to manage a company such as ours have career options with compensation opportunities that normally exceed those available in most other industries, and that compensation levels within the peer group are driven by the dynamics of compensation in the entertainment industry and not the ownership structure of a particular company. Accordingly, the market for executive talent to lead the Company, and the group against which to compare our executive compensation, is best represented by the companies in our media industry peer group.
GENERAL INDUSTRY PEERS
The general industry peer group helps evaluate general compensation structure, policies and practices. The Compensation Committee believes that the features of the Company’s overall compensation structure, policies and practices should normally be consistent for all executives. Because our operations span multiple industries, the Committee believes that a consistent approach across the breadth of the Company’s operations with respect to features of our overall executive compensation structure is best achieved by reference to a group of General Industry Peers that is broader than the Media Industry Peers.
The peer group used for establishing compensation structure, policies and practices consists of companies that have:
•A consumer orientation and/or strong brand recognition;
•A global presence and operations;
•Annual revenue no less than 40% and no more than two and a half times our annual revenue; and
•As a general matter, a market capitalization in the range of approximately one-quarter to four times our market capitalization.
Additionally, the general industry peer group includes companies that do not meet the revenue or market cap test, but that are included in the peer groups used by one or more of the Media Industry Peers.

56
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

PERFORMANCE PEERS
The performance peers help evaluate relative economic performance of the Company. The overall financial performance of the Company is driven by the Company’s diverse businesses, which compete in multiple sectors of the overall market. The Compensation Committee believes that, given the span of the Company’s businesses, the best measure of relative performance is how the Company’s diverse businesses have fared in the face of the economic trends that impact companies in the overall market and that the best benchmark for measuring such success is the Company’s relative performance compared to that of the companies comprising the S&P 500. Accordingly, the Committee has selected the S&P 500 to set the context for evaluating the Company’s performance and to measure relative performance for PBU awards.
The Committee will continue to monitor the competitive landscapes in which the Company’s various business units operate and implement changes to the peer group as it deems appropriate.
Deductibility of Compensation
For taxable years commencing after 2017, Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1 million paid to any person whose compensation was required to be included in the Company proxy statement for any fiscal year after 2016 because such person was either the Company’s Chief Executive Officer or Chief Financial Officer or was one of the Company’s three other most highly compensated executive officers for such fiscal year. Accordingly, to the extent that compensation in excess of $1 million is payable to any such person in any fiscal year after fiscal 2018, such excess amount is likely to be non-deductible by the Company for federal income tax purposes. However, Section 162(m) exempts qualifying performance-based compensation paid after fiscal 2018 pursuant to a binding written agreement in effect on November 2, 2017. Thus, performance-based awards that were outstanding on that date or awarded thereafter pursuant to a binding written agreement can be exempt from the deduction limit if applicable requirements are met. For fiscal 2023, none of the executive officers served under employment agreements that were in place without amendment prior to November 2, 2017.
However, awards to executive officers under the annual performance-based bonus program and the long-term incentive program that were (i) granted prior to November 2, 2017, or (ii) may continue to qualify for the exemption because they were granted pursuant to a binding written agreement in effect on such date, have been or will be made payable or vest subject to achievement of a performance test based on adjusted net income in order to qualify for the exemption from Section 162(m), to the extent available. If this test is satisfied, the additional performance tests described in the Compensation Discussion and Analysis are applied to determine the actual payout of such bonuses and awards, which in order to remain deductible may not be more than the maximum level funded based on achievement of the Section 162(m) test. Adjusted net income means net income adjusted, as appropriate, to exclude the following items or variances: change in accounting principles; acquisitions; dispositions of a business; asset impairments; restructuring charges; extraordinary, unusual or infrequent items; and extraordinary litigation costs and insurance recoveries. For fiscal 2023, the adjusted net income target was $3.5 billion and the Company achieved adjusted net income of $6.9 billion. Net income was adjusted to account for transaction purchase accounting, restructuring and impairment charges, gain on sale of equity investments, content license early termination and legal compliance.
Therefore, we believe the Section 162(m) test was satisfied with respect to restricted stock units vesting based on fiscal 2023 results.

57
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

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Compensation Committee Report
The Compensation Committee has:
1.reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management; and
2.based on this review and discussion, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s annual report on Form 10-K, amendment to its annual report on Form 10-K/A and proxy statement relating to the 2024 Annual Meeting of Shareholders.
Members of the fiscal 2023 Compensation Committee
Maria Elena Lagomasino (Chair)
Mary T. Barra
Carolyn N. Everson
Calvin R. McDonald

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The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

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Compensation Tables
Fiscal 2023 Summary Compensation Table
The following table provides information concerning the total compensation earned in fiscal 2021(except for Mr. Lansberry, Mr. Gutierrez, Ms. Schake and Ms. Coleman), fiscal 2022 (except for Mr. Lansberry and Ms. Coleman) and fiscal 2023 by persons who served as Chief Executive Officer or Chief Financial Officer and the three other persons serving as executive officers at the end of fiscal 2023 who were the most highly compensated executive officers of the Company in fiscal 2023. These seven officers are referred to as the named executive officers or NEOs in this proxy statement. Information regarding the amounts in each column follows the table.

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards[1]	Option Awards	Non-Equity Incentive Plan Compensation	Change In Pension Value and Non- Qualified Deferred Compensation Earnings	All Other Compensation	Total

Robert A. Iger Chief Executive Officer[2]; Former Executive Chairman	2023	$865,385	$—	$16,103,421	$10,000,027	$2,140,000	$—	$2,478,333	$31,587,166
	2022	1,096,154	—	4,670,521	2,395,104	4,370,000	—	2,466,520	14,998,299
	2021	3,000,000	—	9,479,879	9,293,921	22,920,000	—	1,205,996	45,899,796
Kevin A. Lansberry[3] Interim Chief Financial Officer	2023	765,114	—	1,383,396	592,861	1,000,000	169,497	35,964	3,946,832
Horacio E. Gutierrez[4] Senior Executive Vice President, General Counsel and Chief Compliance Officer	2023	1,322,500	—	5,544,337	1,662,525	3,000,000	—	123,073	11,652,435
	2022	870,000	2,000,000	5,951,801	2,500,013	3,783,000	—	93,194	15,198,008
Kristina K. Schake[5] Senior Executive Vice President and Chief Communications Officer	2023	755,346	—	1,390,327	462,210	1,250,000	—	86,898	3,944,781
	2022	361,250	1,500,000	2,132,366	913,287	1,320,000	—	5,444	6,232,347
Sonia L. Coleman Senior Executive Vice President and Chief Human Resources Officer	2023	646,546	—	1,827,251	209,028	1,250,000	73,971	25,277	4,032,073
Robert A. Chapek Former Chief Executive Officer[2]	2023	673,077	—	1,324,503	—	—	220,581	7,722,231	9,940,392
	2022	2,500,000	—	10,810,832	3,750,020	6,750,000	—	372,151	24,183,003
	2021	2,500,000	—	10,215,466	3,750,012	14,330,000	1,358,505	310,310	32,464,293
Christine M. McCarthy[3] Former Senior Executive Vice President and Chief Financial Officer	2023	2,052,500	—	9,953,921	3,000,028	3,000,000	—	127,890	18,134,339
	2022	1,980,000	—	8,935,794	3,375,042	5,820,000	—	124,833	20,235,669
	2021	1,903,754	—	6,922,854	5,000,015	7,680,000	103,152	119,440	21,729,215

59
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

1Stock awards for each fiscal year include awards subject to performance conditions that were valued based on the probability that performance targets will be achieved. For Mr. Iger, Mr. Gutierrez, Ms. Schake, Mr. Chapek and Ms. McCarthy, fiscal 2023 includes $1,103,364, $556,679, $3,712, $1,324,503 and $953,844, respectively, related to the portion of awards from fiscal 2021 and fiscal 2022 having ROIC targets, which were established on November 29, 2022. Assuming the highest level of performance conditions are achieved, the grant date stock awards values are outlined below:

Fiscal Year	Mr. Iger	Mr. Lansberry	Mr. Gutierrez	Ms. Schake	Ms. Coleman	Mr. Chapek	Ms. McCarthy

2023	$33,073,344	$1,383,396	$8,817,198	$2,149,166	$2,270,390	$2,351,227	$15,660,185
2022	7,489,338	—	8,694,020	2,143,642	—	15,733,462	12,969,186
2021	12,101,153	—	—	—	—	11,963,950	7,767,106
2In fiscal 2020, Mr. Iger served as Chief Executive Officer until February 24, 2020, when he was appointed Executive Chairman. Mr. Chapek was appointed Chief Executive Officer on February 24, 2020 and served as Chief Executive Officer until November 20, 2022, at which time Mr. Iger again assumed the role of Chief Executive Officer. In fiscal 2022, Mr. Chapek was entitled to receive compensation under the annual performance-based bonus program pursuant to his employment agreement because his termination occurred after the end of the fiscal year. For details on the treatment of Mr. Chapek’s equity awards following his separation from the Company, please see the section titled “Executive Compensation — Compensation Tables — Potential Payments and Rights on Termination or Change in Control — Termination Pursuant to Company Termination Right Other Than for Cause or By Executive for Good Reason” below.
3Ms. McCarthy began a leave of absence on July 1, 2023, at which point she ceased to serve as Senior Executive Vice President and Chief Financial Officer, and began serving as Strategic Advisor. On July 1, 2023, Mr. Lansberry began serving as Interim CFO, remaining in this role through the end of fiscal 2023 and until Hugh Johnston joined the Company on December 4, 2023.
4Mr. Gutierrez joined the Company on February 1, 2022. In connection with his hiring, Mr. Gutierrez received a cash sign-on bonus of $2,000,000, primarily to replace forgone compensation from his previous employer.
5Ms. Schake joined the Company on April 1, 2022 as Executive Vice President, Global Communications. In connection with her hiring, Ms. Schake received a cash sign-on bonus of $1,500,000 given her outstanding qualifications and extraordinary experience in both the public and private sectors, and to secure her acceptance of employment with the Company. On June 29, 2022, Ms. Schake was promoted to Senior Executive Vice President and Chief Communications Officer.
Salary. This column sets forth the base salary earned during each fiscal year. On July 1, 2023, Ms. McCarthy began a leave of absence and started serving in her new role as Strategic Advisor. In her capacity as Strategic Advisor, for fiscal 2023 she received $517,500.
Stock Awards. This column sets forth the grant date fair value of the restricted stock unit awards granted to the NEOs during each fiscal year as part of the Company’s long-term incentive compensation program. The grant date fair value of these awards was calculated by multiplying the number of units awarded by the average of the high and low trading price of the Company’s common stock on the grant date, subject to valuation adjustments for restricted stock unit awards subject to vesting conditions other than, with respect to certain legacy awards to Ms. McCarthy, the test to assure deductibility under Section 162(m) of the Internal Revenue Code. The valuation adjustments for performance-based awards reflect the fact that the number of shares received on vesting varies based on the level of performance achieved and were determined using a Monte Carlo simulation that determines the probability that the performance targets will be achieved. The grant date fair value of the restricted stock unit awards granted during fiscal 2023 is also included in the Fiscal 2023 Grants of Plan Based Awards Table.
Option Awards. This column sets forth the grant date fair value of options to purchase shares of the Company’s common stock granted to the NEOs during each fiscal year. The grant date fair value of these options was calculated using a binomial option pricing model. The assumptions used in estimating the fair value of these options are set forth in footnote 12 to the Company’s Audited Financial Statements for fiscal 2023. The grant date fair value of the options granted during fiscal 2023 is also included in the Fiscal 2023 Grants of Plan Based Awards Table.
Non-Equity Incentive Plan Compensation. This column sets forth the amount of compensation earned by the NEOs under the Company’s annual performance-based bonus program during each fiscal year. A description of the Company’s annual performance-based bonus program is included in the section “Executive Compensation — Compensation Discussion and Analysis — Executive Compensation Program Structure—Objectives and Methods” and the determination of performance-based bonuses for fiscal 2023 is described in the section “Executive Compensation — Compensation Discussion and Analysis — Fiscal 2023 Compensation Decisions.”
Change in Pension Value and Non-Qualified Deferred Compensation Earnings. This column reflects the aggregate change in the actuarial present value of each NEO’s accumulated benefits under all defined benefit plans, including supplemental plans, during each fiscal year. The amounts reported in this column vary with a number of factors, including the discount rate applied to determine the value of future payment streams, the NEO’s age and additional earned benefits as a result of an additional year of service. The discount rate used pursuant to pension accounting rules to calculate the present value of future payments for fiscal 2021 was 2.88%, for fiscal 2022 was 5.44% and for fiscal 2023 was 5.94%. Neither increases nor decreases in pension value resulting from changes in the discount rate result in any increase or decrease in benefits payable to participants under the plan. As Mr. Gutierrez and Ms. Schake joined the

60
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Company in 2022, they are not eligible for the Company’s defined benefit pension. For Mr. Iger and Ms. McCarthy, their age factors drove the change in pension value for such year to be negative (-$1,337,423 and -$118,908, respectively). Mr. Lansberry, Mr. Chapek and Ms. McCarthy were credited with earnings on deferred compensation as disclosed below under “Executive Compensation — Compensation Tables — Fiscal 2023 Non-Qualified Deferred Compensation Table.” These earnings were at rates that were not above market rates and therefore are not reported in this column.
All Other Compensation. This column sets forth all of the compensation for each fiscal year that we could not properly report in any other column of the table, including:
•the incremental cost to the Company of perquisites and other personal benefits;
•the amount of Company contributions to employee savings plans;
•the dollar value of insurance premiums paid by the Company with respect to excess liability insurance for the NEOs; and
•the dollar amount of matching charitable contributions made to charities pursuant to the Company’s charitable gift matching program, which is available to all regular U.S. employees with at least one year of service.
The dollar amount of matching charitable contributions in fiscal 2023 was $50,000 for Mr. Iger, $12,250 for Mr. Gutierrez, $3,100 for Ms. Coleman, $40,000 for Mr. Chapek and $50,000 for Ms. McCarthy.
The dollar amount the Company contributed to both the Disney Retirement Savings Plan (for Mr. Gutierrez, Ms. Schake and Mr. Iger) and Key Employee Retirement Savings Plan (for Mr. Iger) in fiscal 2023 was $104,850 for Mr. Iger, $9,900 for Mr. Gutierrez and $9,900 for Ms. Schake. The Retirement Savings Plan is a defined contribution plan for eligible salaried employees funded by the Company. After a year of service, the Company will make quarterly contributions based on a combination of age and years of service and eligible pay. The Key Employee Retirement Savings Plan is a defined contribution plan funded by the Company. The Plan is a non-qualified plan under IRS regulations that is intended to restore or replace certain benefits that cannot be provided under the qualified Retirement Savings Plan due to IRS compensation limits.
Upon his retirement on December 31, 2021, the consulting period established under Mr. Iger’s then current employment agreement with the Company commenced. In connection with his consulting agreement, Mr. Iger received quarterly payments of $500,000 for each quarter he served in this capacity; for fiscal 2023 he received $271,739.
On November 20, 2022, the Board decided to exercise its right to terminate Mr. Chapek’s employment without cause. In connection with this termination, Mr. Chapek received cash termination payments in fiscal 2023 of $6,527,397 in remaining base salary through the scheduled expiration date of his amended employment agreement and $1,027,397 in the form of a pro-rated target bonus.
In accordance with the SEC’s interpretations of its rules, this column also sets forth the incremental cost to the Company of certain items that are provided to the NEOs for business purposes but which may not be considered integrally related to their duties. The following table sets forth the incremental cost to the Company of each other perquisite and other personal benefit that exceeded the greater of $25,000 or 10% of the total amount of perquisites and personal benefits for an NEO in fiscal 2023.

	Personal Air Travel	Security	Relocation	Other	Total

Robert A. Iger	$793,993	$1,236,703	$—	$15,244	$2,045,940
Kevin A. Lansberry	—	—	14,800	13,136	27,936
Horacio E. Gutierrez	76,589	—	—	15,400	91,989
Kristina K. Schake	—	—	57,480	14,400	71,880
Sonia L. Coleman	—	—	—	13,840	13,840
Robert A. Chapek	35,226	73,743	—	17,200	126,169
Christine M. McCarthy	53,536	—	—	15,400	68,936

61
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

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The incremental cost to the Company of the items specified above was determined as follows:
•Personal air travel: the actual catering costs, landing and ramp fees, fuel costs and lodging costs incurred by flight crew plus a per hour charge based on the average hourly maintenance costs for the aircraft during the year for flights that were purely personal in nature, and a pro-rata portion of catering costs where personal guests accompanied an NEO on flights that were business in nature. Where a personal flight coincided with the repositioning of an aircraft following a business flight, only the incremental costs of the flight compared to an immediate repositioning of the aircraft are included. Our CEO is required for security reasons to use corporate aircraft for all personal travel.
•Security: the actual costs incurred by the Company for providing security services and equipment.
•Relocation: the actual amount provided to accommodate the cost expended by Mr. Lansberry and Ms. Schake with regard to their relocations.
The “Other” column in the table above reflects the incremental cost to the Company of vehicle benefits including a fixed monthly payment to offset the costs of owning and maintaining an automobile, personal air travel (except for personal air travel that is separately identified in the “personal air travel” column in the table above), reimbursement of up to $1,000 per calendar year for wellness-related purposes such as fitness and nutrition management and reimbursement of expenses for financial consulting.
The Company provides employees with benefits and perquisites based on competitive market conditions. All salaried employees, including the NEOs, receive the following benefits: (i) health care coverage; (ii) life and disability insurance protection; (iii) reimbursement of certain educational expenses; (iv) access to favorably priced group insurance coverage; (v) Company matching of gifts of up to $25,000 per employee (and $50,000 per Senior Executive Vice President and Chairman directly reporting to the CEO) each calendar year to qualified charitable organizations; and (vi) complimentary streaming subscription for the ad-supported Disney Bundle. Additionally, employees at the vice president level and above, including NEOs, receive the following benefits, each of which involved no incremental cost to the Company: (i) complimentary access to the Company’s theme parks and some resort facilities; (ii) discounts on Company merchandise and resort facilities; and (iii) personal use of tickets acquired by the Company for business entertainment when they become available because no business use has been arranged.

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The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

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Fiscal 2023 Grants of Plan Based Awards Table
The following table provides information concerning the range of awards available to the NEOs under the Company’s annual performance-based bonus program for fiscal 2023 and information concerning the option grants and restricted stock unit awards made to the NEOs during fiscal 2023. Additional information regarding the amounts reported in each column follows the table.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Closing Price of Shares Underlying Options	Grant Date Fair Value of Stock and Option Awards[1]
		Approval Date	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum

Robert A. Iger		11/20/22	11/20/22								278,699	$92.04	$91.80	$10,000,027
	(A)	11/20/22	11/20/22				85,000	169,999	339,998					15,000,057
	(B)	11/29/22	11/29/22				5,797	11,593	18,720					1,103,364
				$665,000	$1,900,000	$3,800,000
Kevin A. Lansberry		12/15/22	12/15/22								1,199	91.62	90.49	41,277
		12/15/22	12/15/22								7,412	91.62	90.49	255,169
		6/23/23	07/17/23								1,346	86.90	85.56	41,259
		6/23/23	07/17/23								8,324	86.90	85.56	255,156
		12/15/22	12/15/22							1,051				96,290
		12/15/22	12/15/22							6,499				595,422
		6/23/23	07/17/23							1,108				96,280
		6/23/23	07/17/23							6,852				595,405
				$205,996	$588,561	$1,177,122
Horacio E. Gutierrez		12/15/22	12/15/22								48,292	91.62	90.49	1,662,525
		12/15/22	12/15/22							18,147				1,662,583
	(A)	12/15/22	12/15/22				16,485	32,970	65,940					3,325,076
	(B)	11/29/22	11/29/22				2,925	5,849	11,698					556,679
				$931,000	$2,660,000	$5,320,000
Kristina K. Schake		12/15/22	12/15/22								13,426	91.62	90.49	462,210
		12/15/22	12/15/22							5,045				462,210
	(A)	12/15/22	12/15/22				4,583	9,166	18,332					924,405
	(B)	11/29/22	11/29/22				20	39	78					3,712
				$409,500	$1,170,000	$2,340,000
Sonia L. Coleman		6/23/23	06/23/23								6,654	88.00	88.10	209,028
		12/15/22	12/15/22							1,638				150,069
		12/15/22	12/15/22							4,912				450,025
		6/23/23	06/23/23							2,375				209,006
		6/23/23	07/17/23							1,727				150,068
		6/23/23	07/17/23							5,179				450,029
	(A)	6/23/23	06/23/23				2,447	4,893	9,786					418,054
				$393,750	$1,125,000	$2,250,000
Robert A. Chapek[2]	(B)	11/29/22	11/29/22				6,958	13,917	24,704					1,324,503

Christine M. McCarthy		12/15/22	12/15/22								87,143	91.62	90.49	3,000,028
		12/15/22	12/15/22							32,745				3,000,015
	(A)	12/15/22	12/15/22				29,747	59,494	118,988					6,000,062
	(B)	11/29/22	11/29/22				5,011	10,022	18,480					953,844
				$1,086,750	$3,105,000	$6,210,000
1Stock awards for fiscal 2023 subject to performance conditions were valued based on the probability that performance targets will be achieved. Assuming the highest level of performance conditions are achieved, the grant date stock award values would be $33,073,344, $7,154,615, $1,686,956, $861,192, $2,351,227 and $12,660,170 for Mr. Iger, Mr. Gutierrez, Ms. Schake, Ms. Coleman, Mr. Chapek and Ms. McCarthy, respectively, for the performance-based awards made on November 20, 2022 (for Mr. Iger), November 29, 2022 (for Mr. Iger, Mr. Gutierrez, Ms. Schake, Mr. Chapek and Ms. McCarthy), December 15, 2022 (for Mr. Gutierrez, Ms. Schake and Ms. McCarthy) and June 23, 2023 (for Ms. Coleman).
2Mr. Chapek separated from the Company effective November 20, 2022. While he was not with the Company at the time, awards shown reflect ROIC portions of awards from previous fiscal years granted on November 29, 2022, which Mr. Chapek will continue to vest in, as further discussed in the section “Executive Compensation — Potential Payments and Rights on Termination or Change in Control” below.

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The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

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Grant Date. The Compensation Committee made the annual grant of stock options and restricted stock unit awards for fiscal 2023 on December 15, 2022 for those executives (other than Mr. Iger) serving as NEOs at that date. Mr. Iger’s awards for fiscal year 2023 were made on November 20, 2022, the date he recommenced his employment with the Company. As ROIC targets for fiscal 2023 were set on November 29, 2022, for purposes of the above chart for fiscal 2021 and 2022 ROIC portions were considered granted on that date. A portion of the fiscal 2023 PBUs granted on December 15, 2022 are subject to the ROIC performance test, as described below. Based on the Company’s fiscal 2023 ROIC, 103.38% of the reported portion of fiscal 2021 awards will vest and 106.75% of the reported portion of fiscal 2022 awards will vest. The ROIC target for fiscal 2024 was set in November 2023 for the remaining portion of those grants, and the grant date values for the remaining portions of those grants will be reported for the appropriate fiscal year when the applicable targets are established. For most equity recipients other than the executive officers, the fiscal 2023 annual grant was split into two equal installments, with the first half being granted on December 15, 2022 and the second half being granted on July 17, 2023. As both Mr. Lansberry and Ms. Coleman were not serving as executive officers at the time of the first portion of the annual grant, consistent with the treatment for most equity recipients other than the executive officers, they received their annual equity awards in two equal installments. In addition, Ms. Coleman received a promotion grant on June 23, 2023.
Estimated Future Payouts Under Non-Equity Incentive Plan Awards. As described in the section “Executive Compensation — Compensation Discussion and Analysis,” the Compensation Committee sets the target bonus opportunity for the NEOs at the beginning of the fiscal year as a percentage of fiscal year-end salary, and the actual bonuses for the NEOs may, except in special circumstances such as unusual challenges or extraordinary successes, range from 35% to 200% of the target level based on the Compensation Committee’s evaluation of financial and other performance factors for the fiscal year. The bonus amount may be zero if actual performance is below the specified threshold levels or less than the calculated amounts if the Compensation Committee otherwise decides to reduce the bonus. As addressed in the discussion of “Executive Compensation — Compensation Discussion and Analysis,” the employment agreements of each executive officer require that the target used to calculate the bonus opportunity (but not the actual bonus awarded) be at least the amount specified in each agreement. As Mr. Lansberry served as Interim CFO for a portion of fiscal 2023 on an at-will basis, his target is prorated between his previous bonus and Interim CFO bonus amount based on the portion of the year he served in either role. This column shows the range of potential bonus payments for each NEO from the threshold to the maximum based on the target range set at the beginning of the fiscal year. The actual bonus amounts received for fiscal 2023 are set forth in the “Non-Equity Incentive Plan Compensation” column of the “Fiscal 2023 Summary Compensation Table.”
Estimated Future Payouts Under Equity Incentive Plan Awards. This column sets forth the number of restricted stock units awarded to the NEOs during fiscal 2023 that are subject to performance tests as described below. These include units awarded to each of the NEOs then serving as an executive officer as part of the annual grant in December 2022 and, for Mr. Iger, Mr. Gutierrez, Ms. Schake, Mr. Chapek and Ms. McCarthy, when fiscal 2023 ROIC targets were set with respect to fiscal 2021 and 2022 grants in November 2022. In addition, in connection with her promotion, Ms. Coleman received a promotion award including PBUs on June 23, 2023. The vesting dates for all of the outstanding restricted stock unit awards held by the NEOs as of the end of fiscal 2023 are set forth in the “Fiscal 2023 Outstanding Equity Awards at Fiscal Year-End Table” below.
All units in Row (A) are subject to the following vesting conditions: Half of the units subject to the performance test are subject to a TSR test and half of the units are subject to an ROIC test.
•For the half of the units subject to the TSR performance test:
◦None of the units related to this measure vest if the Company’s TSR is below the 25th percentile of the S&P 500 for that measure.
◦If the Company’s TSR is at or above the 25th percentile of the S&P 500 for the related measure, the number of units related to that measure that vest will vary from 50% of the target number related to that measure (at the 25th percentile) to 100% of the target number related to that measure (at the 55th percentile) to 200% of the target number related to that measure (at or above the 75th percentile) (in each case, plus dividend equivalent units).
•For the half of the units subject to the ROIC performance test:
◦None of the units related to this measure vest if the Company’s fiscal year ROIC performance in the applicable performance period is below the threshold of target ROIC.
◦If the Company’s ROIC is above the threshold in the two-year period with respect to the award made November 20, 2022 and the three-year period for awards made on December 15, 2022 and June 23, 2023, the number of units related to that measure for that year that vest will vary from 50% of the target number related to that measure (equals threshold) to 200% of the target number related to that measure (exceeds maximum) (in each case, plus dividend equivalent units).

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All units in Row (B) are subject to a ROIC test.
•None of the units related to this measure will vest if the Company’s fiscal year ROIC performance in each of the applicable performance periods is below the threshold of target ROIC.
•If the Company’s ROIC is above the threshold in any fiscal year, the number of units related to that measure for that year that vest will vary from 50% of the target number related to that measure (equals threshold) to 200% of the target number related to that measure for fiscal 2022 and 150% for fiscal 2021(exceeds maximum) (in each case, plus dividend equivalent units).
See “Executive Compensation — Compensation Discussion and Analysis — Executive Compensation Program Structure — Objectives and Methods — Compensation at Risk” above for a discussion of how ROIC for the Company is calculated.
When dividends are distributed to shareholders, dividend equivalents are credited in an amount equal to the dollar amount of dividends on the number of units held on the dividend record date divided by the fair market value of the Company’s shares of common stock on the dividend distribution date. Dividend equivalents vest only when, if and to the extent that the underlying units vest.
All Other Stock Awards: Number of Shares of Stock or Units. This column sets forth the number of restricted stock units awarded to the NEOs during fiscal 2023. For all executive officers that received restricted stock units, awards were made on December 15, 2022. For most equity recipients other than the executive officers, the fiscal 2023 annual grant was split into two equal installments, with the first half being granted on December 15, 2022 and the second half being granted on July 17, 2023. As both Mr. Lansberry and Ms. Coleman were not serving as executive officers at the time of the first portion of the annual grant, consistent with the treatment for most equity recipients other than the executive officers, they received their annual equity awards in two equal installments. In addition, in connection with her promotion, Ms. Coleman received a promotion award including restricted stock units on June 23, 2023. The vesting dates for these options are set forth in the “Fiscal 2023 Outstanding Equity Awards at Fiscal Year-End Table” below.
All Other Option Awards: Number of Securities Underlying Options. This column sets forth the options to purchase shares of the Company’s common stock granted to the NEOs then serving as an executive officer as part of the annual grant in December 2022. As previously discussed, Mr. Lansberry received his annual grants of options in two equal installments on December 15, 2022 and July 17, 2023. In addition, in connection with her promotion, Ms. Coleman received a promotion award including options on June 23, 2023. The vesting dates for these options are set forth in the “Fiscal 2023 Outstanding Equity Awards at Fiscal Year-End Table” below. These options are scheduled to expire ten years after the date of grant.
Exercise or Base Price of Option Awards; Grant Date Closing Price of Shares Underlying Options. These columns set forth the exercise price for each option grant and the closing price of the Company’s common stock on the date of grant. The exercise price is equal to the average of the high and low trading price on the grant date, which may be higher or lower than the closing price on the grant date.
Grant Date Fair Value of Stock and Option Awards. This column sets forth the grant date fair value of the stock and option awards granted during fiscal 2023 calculated in accordance with applicable accounting requirements. The grant date fair value of all restricted stock unit awards and options is determined as described in the section “Grant Date” above.

65
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

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Fiscal 2023 Outstanding Equity Awards at Fiscal Year-End Table
The following table provides information concerning outstanding unexercised options and unvested restricted stock unit awards held by the NEOs as of September 30, 2023. Additional information regarding the amounts reported in each column follows the table.

	Option Awards (A)					Stock Awards
		Number of Securities Underlying Unexercised Options						Equity Incentive Plan Awards
	Grant Date	Exercisable	Unexercisable	Option Exercise Price	Option Expiration Date	Number of Units That Have Not Vested (A)	Market Value of Units That Have Not Vested (B)	Number of Unearned Units That Have Not Vested (C)(D)	Market Value of Unearned Units That Have Not Vested (B)

Robert A. Iger	12/18/2014	372,412	—	$92.24	12/18/2024
	12/17/2015	271,331	—	113.23	12/17/2025
	12/21/2016	321,694	—	105.21	12/21/2026
	12/19/2017	295,237	—	111.58	12/19/2027
	12/19/2018	291,891	—	110.54	12/19/2028
	3/21/2019	46,803	—	109.26	3/21/2029
	12/17/2019	197,762	65,921	148.04	12/17/2029
	12/17/2020	111,264	55,632	173.40	12/17/2030			35,732	2,896,079
	12/14/2021	16,750	33,499	150.07	12/14/2031			10,640	862,372
	11/20/2022	—	278,699	92.04	11/20/2032			169,999 (E)	13,778,419
Kevin A. Lansberry	12/21/2016	2,555	—	105.21	12/21/2026
	12/19/2017	6,426	—	111.58	12/19/2027
	12/19/2018	12,633	—	110.54	12/19/2028
	12/17/2019	11,553	3,851	148.04	12/17/2029	1,419	115,010
	12/17/2020	2,993	1,497	173.40	12/17/2030	1,122	90,938
	3/8/2021	2,405	1,203	198.41	3/8/2031	980	79,429
	6/22/2021	3,182	1,591	173.53	6/22/2031	1,121	90,857
	12/14/2021	5,193	5,193 (F)	150.07	12/14/2031	3,849 (G)	311,961
	12/15/2022	1,235	6,177 (H)	91.62	12/15/2032	5,416 (I)	438,967
	12/15/2022	199	1,000 (H)	91.62	12/15/2032	876 (I)	71,000
	7/17/2023	—	1,346 (J)	86.90	7/17/2033	1,108 (K)	89,803
	7/17/2023	—	8,324 (J)	86.90	7/17/2033	6,852 (K)	555,355
Horacio E. Gutierrez	3/8/2022	19,211	38,421 (L)	132.39	3/8/2032	12,589 (M)	1,020,338	23,394 (N)	1,896,043
	12/15/2022	—	48,292	91.62	12/15/2032	18,147	1,470,814	32,970	2,672,219

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The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

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	Option Awards (A)					Stock Awards
		Number of Securities Underlying Unexercised Options						Equity Incentive Plan Awards
	Grant Date	Exercisable	Unexercisable	Option Exercise Price	Option Expiration Date	Number of Units That Have Not Vested (A)	Market Value of Units That Have Not Vested (B)	Number of Unearned Units That Have Not Vested (C)(D)	Market Value of Unearned Units That Have Not Vested (B)

Kristina K. Schake	6/27/2022	8,484	16,970 (O)	97.02	6/27/2032	14,432 (P)	1,169,714	—	—
	9/28/2022	121	242	97.66	9/28/2032	90	7,295	155	12,563
	12/15/2022	—	13,426	91.62	12/15/2032	5,045	408,897	9,166	742,904
Sonia L. Coleman	12/19/2018	1,742	—	110.54	12/19/2028
	12/17/2019	4,951	1,651	148.04	12/17/2029	608	49,278
	12/17/2020	1,437	718	173.40	12/17/2030	538	43,605
	3/8/2021	1,155	577	198.41	3/8/2031	471	38,175
	6/22/2021	1,527	764	173.53	6/22/2031	538	43,605
	12/14/2021	—	—	—	—	3,999 (G)	324,119
	3/8/2022	—	—	—	—	5,288 (Q)	428,592
	12/15/2022	—	—	—	—	1,365 (I)	110,633
	12/15/2022	—	—	—	—	4,094 (I)	331,819
	6/23/2023	—	6,654	88.00	6/23/2033	2,375	192,494	4,893	396,578
	7/17/2023	—	—	—	—	1,727 (K)	139,973
	7/17/2023	—	—	—	—	5,179 (K)	419,758

67
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

	Option Awards (A)					Stock Awards
		Number of Securities Underlying Unexercised Options						Equity Incentive Plan Awards
	Grant Date	Exercisable	Unexercisable	Option Exercise Price	Option Expiration Date	Number of Units That Have Not Vested (A)	Market Value of Units That Have Not Vested (B)	Number of Unearned Units That Have Not Vested (C)(D)	Market Value of Unearned Units That Have Not Vested (B)

Robert A. Chapek	12/19/2013	53,233	—	72.59	12/19/2023	—	—	—	—
	12/18/2014	53,077	—	92.24	12/18/2024	—	—	—	—
	12/17/2015	39,796	—	113.23	12/17/2025	—	—	—	—
	12/21/2016	49,621	—	105.21	12/21/2026	—	—	—	—
	12/19/2017	45,691	—	111.58	12/19/2027	—	—	—	—
	12/19/2018	75,227	—	110.54	12/19/2028	—	—	—	—
	12/17/2019	47,285	15,762	148.04	12/17/2029	2,773	224,752	—	—
	2/28/2020	29,223	9,741	115.76	2/28/2030	2,231	180,823	—	—
	12/17/2020	44,894	22,447	173.40	12/17/2030	6,887	558,191	25,032	2,028,803
	12/14/2021	26,225	52,450	150.07	12/14/2031	15,917	1,290,073	30,635	2,482,926
Christine M. McCarthy	12/19/2013	30,687	—	72.59	12/19/2023	—	—	—	—
	12/18/2014	28,839	—	92.24	12/18/2024	—	—	—	—
	12/17/2015	41,722	—	113.23	12/17/2025	—	—	—	—
	12/21/2016	50,396	—	105.21	12/21/2026	—	—	—	—
	12/19/2017	64,252	—	111.58	12/19/2027	—	—	—	—
	12/19/2018	76,621	—	110.54	12/19/2028	—	—	—	—
	12/17/2019	77,702	25,901	148.04	12/17/2029	—	—	4,771	386,690
	12/17/2020	59,859	29,929	173.40	12/17/2030	6,886	558,110	12,516	1,014,422
	12/14/2021	23,603	47,205	150.07	12/14/2031	14,325	1,161,041	27,571	2,234,630
	12/15/2022	—	87,143	91.62	12/15/2032	32,745	2,653,982	59,494	4,821,989
Number of Securities Underlying Unexercised Options: Exercisable and Unexercisable. These columns set forth, for each NEO and for each grant made to the officer, the number of shares of the Company’s common stock that could be acquired upon exercise of outstanding options at the end of fiscal 2023. The vesting schedule for each option with unexercisable shares is shown under “Vesting Schedule” below. The vesting of options held by the NEOs may be accelerated in the circumstances described under the section “Executive Compensation — Compensation Tables — Potential Payments and Rights on Termination or Change in Control” below.
Number; Market Value of Units of Stock That Have Not Vested. These columns report the number and market value, respectively, of shares underlying each grant of restricted stock units to each officer that is not subject to performance vesting conditions nor the test to assure eligibility for deduction pursuant to Section 162(m). The number of shares includes dividend equivalent units that have accrued for dividends payable through September 30, 2023. The market value is equal to the number of shares underlying the units times the closing market price of the Company’s common stock on September 29, 2023, the last trading day of the Company’s fiscal year. The vesting schedule for each grant is shown below, with grants identified by the letter following the number of shares underlying the grant. Vesting of

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The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

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restricted stock units held by NEOs may be accelerated in the circumstances described under the section “Executive Compensation — Compensation Tables — Potential Payments and Rights on Termination or Change in Control” below.
Number; Market Value of Unearned Units That Have Not Vested. These columns set forth the target number and market value, respectively, of shares of the Company’s common stock underlying each restricted stock unit award held by each NEO that is subject to performance-based vesting conditions and/or the test to assure eligibility for deduction pursuant to Section 162(m). The number of shares includes dividend equivalent units that have accrued for dividends payable through September 30, 2023. The market value is equal to the number of shares underlying the units multiplied by the closing market price of the Company’s common stock on September 29, 2023, the last trading day of the Company’s fiscal year. The vesting schedule and performance tests and/or the test to assure eligibility under Section 162(m) are shown in “Vesting Schedule” below.
Vesting Schedule. The options reported above that are not yet exercisable and restricted stock unit awards that have not yet vested are scheduled to become exercisable and vest as set forth below.
(A)Unless otherwise noted, stock options and restricted stock units granted before December 2020 will vest 25% on each of the first four anniversaries of the grant date. Grants made in or after December 2020 will vest one-third on each of the first three anniversaries of the grant date.
(B)Amounts may not sum to total due to rounding.
(C)Unless otherwise noted, PBUs will cliff vest on the third anniversary of grant date, based on 3-year TSR versus S&P 500 and absolute ROIC tests for each of the fiscal years in the 3-year period (targets set each year for awards made in 2020 and 2021; 3-year target set for awards made in December 2022 and June 2023).
(D)While restricted stock units will vest 25% on each of the first four anniversaries of the grant date for grants made before December 2020 and one-third on each of the first three anniversaries of the grant date for grants made in or after December 2020, grants before 2020 for Ms. McCarthy are also subject to a performance test to assure eligibility for deduction under Section 162(m).
(E)PBUs will cliff vest on November 20, 2024, based on 2-year TSR versus S&P 500 and absolute ROIC test for the fiscal years in the 2-year period.
(F)Unexercisable options will vest one-third on December 14, 2023, June 14, 2024 and December 14, 2024.
(G)Restricted stock units will vest one-third on December 14, 2023, June 14, 2024 and December 14, 2024.
(H)Unexercisable options will vest one-fifth on December 15, 2023, June 15, 2024, December 15, 2024, June 15, 2025 and December 15, 2025.
(I)Restricted stock units will vest one-fifth on December 15, 2023, June 15, 2024, December 15, 2024, June 15, 2025 and December 15, 2025.
(J)Unexercisable options will vest one-sixth on January 17, 2024, July 17, 2024, January 17, 2025, July 17, 2025, January 17, 2026 and July 17, 2026.
(K)Restricted stock units will vest one-sixth on January 17, 2024, July 17, 2024, January 17, 2025, July 17, 2025, January 17, 2026 and July 17, 2026.
(L)Unexercisable options will vest one-half on December 14, 2023 and December 14, 2024.
(M)Restricted stock units will vest one-half December 14, 2023 and December 14, 2024.
(N)PBUs will cliff vest on December 14, 2024, based on 3-year TSR versus S&P 500 and absolute ROIC tests for each of the fiscal years in the 3-year period (targets set each year).
(O)Unexercisable options will vest one-fourth on December 27, 2023, June 27, 2024, December 27, 2024 and June 27, 2025.
(P)Restricted stock units will vest one-fourth on December 27, 2023, June 27, 2024, December 27, 2024 and June 27, 2025.
(Q)Restricted stock units will vest in full on March 8, 2024.

69
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

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Vesting of Equity
Options and restricted stock units continue to vest beyond retirement (and options remain exercisable) if (1) they were awarded at least one year prior to the date of an employee’s retirement and (2) the employee was age 60 or older and had at least ten years of service on the date such employee retired. In these circumstances:
•Options continue to vest following retirement according to the original vesting schedule. They remain exercisable for up to five years following retirement. Options do not, however, remain exercisable beyond the original expiration date of the option.
•Restricted stock units continue to vest following retirement according to the original vesting schedule, but vesting remains subject to any applicable performance conditions (except, in some cases, the test to ensure that the compensation is deductible pursuant to Section 162(m)).
The extended vesting and exercisability is not available to certain employees outside the United States.
Options and restricted stock units awarded to executive officers with employment agreements also continue to vest (and options remain exercisable) beyond termination of employment if the executive’s employment is terminated by the Company without cause or by the executive with good reason. In this case, options and restricted stock units continue to vest (and options remain exercisable) as though the executive remained employed through the end of the stated term of the employment agreement. If the executive would be age 60 or older and have at least ten years of service as of the end of the stated term of the employment agreement, the options and restricted stock units awarded at least one year prior to the end of the stated term of the agreement would continue to vest (and options remain exercisable) beyond the stated term of the employment agreement.
Fiscal 2023 Option Exercises and Stock Vested Table
The following table provides information concerning the exercise of options and vesting of restricted stock unit awards held by the NEOs during fiscal 2023.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting

Robert A. Iger	—	$—	32,261	$2,898,206
Kevin A. Lansberry	—	—	10,129	927,022
Horacio E. Gutierrez	—	—	6,295	592,013
Kristina K. Schake	—	—	7,261	638,704
Sonia L. Coleman	—	—	6,599	608,053
Robert A. Chapek	60,860	2,888,923	44,675	4,058,593
Christine M. McCarthy	42,533	2,006,282	33,140	2,995,761
The value realized on the exercise of options is equal to the amount per share at which the NEO sold shares acquired on exercise (all of which occurred on the date of exercise) minus the exercise price of the option times the number of shares acquired on exercise of the options. The value realized on the vesting of stock awards is equal to the closing market price of the Company’s common stock on the date of vesting times the number of shares acquired upon vesting. The number of shares and value realized on vesting includes shares that were withheld at the time of vesting to satisfy tax withholding requirements.

70
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

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Equity Compensation Plans
The following table summarizes information, as of September 30, 2023, relating to equity compensation plans of the Company pursuant to which grants of options, restricted stock, restricted stock units or other rights to acquire shares of the Company’s common stock may be granted from time to time.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (A)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (B)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(A)) (C)

Equity compensation plans approved by security holders[1]	42,410,1882;3	$120.20[4]	92,644,2263;5
Equity compensation plans not approved by security holders	—	—	—
Total	42,410,1882;3	$120.20[4]	92,644,2263;5
1These plans are the Company’s Amended and Restated 2011 Stock Incentive Plan, The Walt Disney Company/Pixar 2004 Equity Incentive Plan (the “Disney/Pixar Plan”, which was assumed by the Company in connection with the acquisition of Pixar) and The Walt Disney Company/TFCF 2013 Equity Incentive Plan (the “Disney/TFCF Plan”, which was assumed by the Company in connection with the acquisition of TFCF). The Disney/TFCF Plan expired on October 18, 2023 and these shares are no longer able to be granted.
2Includes an aggregate of 24,191,694 time-based restricted stock units and PBUs. Includes an aggregate of 11,640 restricted stock units granted under the Disney/Pixar Plan, which was approved by the shareholders of Pixar prior to the Company’s acquisition.
3Assumes shares issued upon vesting of PBUs vest at 100% of target number of units. For awards granted in fiscal 2021, the actual number of shares issued on vesting of PBUs could be zero to 150% of the target number of PBUs. For awards granted in fiscal 2022 and 2023, the actual number of shares issued on vesting of PBUs could be zero to 200% of the target number of PBUs.
4Reflects the weighted average exercise price of outstanding options; excludes restricted stock units and PBUs.
5Includes 382,356 securities available for future issuance under the Disney/Pixar Plan, which was approved by the shareholders of Pixar prior to the Company’s acquisition. Includes 27,720,535 securities available for future issuance under the Disney/TFCF Plan, which was approved by the shareholders of TFCF prior to the Company’s acquisition and has since expired on October 18, 2023. No shares remain available for future issuance under the Disney/TFCF Plan. Assumes all awards are made in the form of options. Each award of one restricted stock unit under the 2011 Stock Incentive Plan reduces the number of shares available under the plan by two, so the number of securities available for issuance will be smaller to the extent awards are made as restricted stock units.
Pension Benefits
The Company maintains a tax-qualified, noncontributory retirement plan, called the Disney Salaried Pension Plan D, for salaried employees who commenced employment before January 1, 2012. Benefits are based on a percentage of total average monthly compensation multiplied by years of credited service. For service years after 2012, average monthly compensation includes overtime, commission and regular bonus and is calculated based on the highest five consecutive years of compensation during the ten-year period prior to termination of employment or retirement, whichever is earlier. For service years prior to 2012, average monthly compensation considers only base salary, benefits were based on a somewhat higher percentage of average monthly compensation and benefits included a flat dollar amount based solely on years and hours of service. Retirement benefits are non-forfeitable after three years of vesting service (five years of vesting service prior to 2012) or at age 65 after one year of service. Actuarially reduced benefits are paid to participants whose benefits are non-forfeitable and who retire before age 65 but on or after age 55. The early retirement reduction is 50% at age 55, decreasing to 0% at age 65.
In calendar year 2023, the maximum compensation limit under a tax-qualified plan was $330,000 and the maximum annual benefit that may be accrued under a tax-qualified defined benefit plan was $265,000. The Company maintains a supplemental non-qualified, unfunded plan, the Amended and Restated Key Plan, which provides to key salaried employees the retirement benefits that cannot be provided under our tax-qualified plans because of these limitations and certain other limitations applicable to qualified plans. Under this plan, benefits are calculated in the same manner as under the Disney Salaried Pension Plan D (with the amounts payable offset by the benefits that are provided under the qualified plans), including the differences in benefit determination for years before and after January 1, 2012, described above, except as follows:
•starting on January 1, 2017, average annual compensation used for calculating benefits under the plans for any participant was capped at the greater of $1,000,000 or the participant’s average annual compensation determined as of January 1, 2017; and
•benefits for persons who were NEOs on January 1, 2012 are limited to the amount the executive officer would have received had the plan in effect prior to its January 1, 2012 amendment continued without change.

71
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

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Company employees who either transferred to the Company from ABC, Inc. after the Company’s acquisition of ABC or worked for a legacy ABC company (e.g., ESPN) are also eligible to receive benefits under the Disney Salaried Pension Plan A (formerly known as the ABC, Inc. Retirement Plan) and a Benefit Equalization Plan, which, like the Amended and Restated Key Plan, provides eligible participants retirement benefits in excess of the compensation limits and maximum benefit accruals that apply to tax-qualified plans. Mr. Iger received credited years of service under those plans for the years prior to the Company’s acquisition of ABC, Inc. A term of the 1995 purchase agreement between ABC, Inc. and the Company provides that employees transferring employment to coverage under a Disney pension plan will receive an additional benefit under Disney plans equal to (a) the amount the employee would receive under the Disney pension plans if all of the employee’s ABC service were counted under the Disney pension less (b) the combined benefits the employee receives under the ABC plan (for service prior to the transfer) and the Disney plan (for service after the transfer). Mr. Iger transferred from ABC and, as such, receives a pension benefit under the Disney plans to bring his total benefit up to the amount he would have received if all his years of service had been credited under the Disney plans. The effect of these benefits is reflected in the present value of benefits under the Disney plans in the table below.
The Company also maintains the Disney Associated Companies’ Retirement Plan for certain hourly, union employees. Prior to 2005, hourly non-union employees could participate if they satisfied the participant requirements. Benefits under the Disney Associated Companies’ Retirement Plan are determined by a participant’s Credited Years of Service and Credited Hours of Service according to the schedule which applies to their employee group. Mr. Lansberry had 2 years of service, with 2,389 hours, under the Disney Associated Companies’ Retirement Plan from 1986 to 1988 before becoming eligible for the Disney Salaried Plan D.
As of the end of fiscal 2023, Mr. Lansberry was eligible for early retirement; Ms. McCarthy was eligible for retirement and Mr. Chapek’s separation constituted early retirement. Mr. Iger initially retired from the Company on December 31, 2021, at which point his accrued benefits were finalized.

72
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

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Fiscal 2023 Pension Benefits Table
The following table sets forth the present value of the accumulated pension benefits that each NEO is eligible to receive under each of the plans described above.

Name	Plan Name	Number of Years of Credited Service at Fiscal Year-End		Present Value of Accumulated Benefit at Fiscal Year-End[1]	Payments During Last Fiscal Year[1]

Robert A. Iger	Disney Salaried Pension Plan D	22		$1,428,760	$108,751
	Disney Amended and Restated Key Plan	22		11,539,258	856,335
	Disney Salaried Pension Plan A	25		697,649	53,148
	Benefit Equalization Plan of ABC, Inc.	25		5,507,939	408,110
			Total	19,173,606	1,426,345
Kevin A. Lansberry	Disney Salaried Pension Plan D	36		2,363,350	—
	Disney Amended and Restated Key Plan	36		1,587,344	—
	Disney Associated Companies’ Retirement Plan	2		3,202	—
			Total	3,953,896	—
Sonia L. Coleman	Disney Salaried Pension Plan D	16		459,461	—
	Disney Amended and Restated Key Plan	16		542,061
			Total	1,001,523	—
Robert A. Chapek	Disney Salaried Pension Plan D	30		2,816,618	175,195
	Disney Amended and Restated Key Plan	30		11,359,642	646,250
			Total	14,176,260	821,445
Christine M. McCarthy	Disney Salaried Pension Plan D	24		1,539,638	—
	Disney Amended and Restated Key Plan	24		3,725,250	—
			Total	5,264,888	—
1Amounts may not sum to total due to rounding.

These present values assume that each NEO retires at age 65 (or their age on September 30, 2023, if older) for purposes of the Disney Salaried Pension Plan D and the Amended and Restated Key Plan, and age 62 (or their age on September 30, 2023, if older) for purposes of the Disney Salaried Pension Plan A and the Benefit Equalization Plan of ABC, Inc. Age 65 is the normal retirement age under each of the plans and is also the age at which unreduced benefits are payable, except the earliest age at which unreduced benefits are payable under the ABC plans is age 62 for service years prior to 2012. The values also assume a straight life-annuity payment for an unmarried participant. Participants may elect other actuarially reduced forms of payment, such as joint and survivor benefits and payment of benefits for a period certain irrespective of the death of the participant. The present values were calculated using the 5.94% discount rate assumption set forth in footnote 10 to the Company’s Audited Financial Statements for fiscal 2023 and using actuarial factors including Pri-2012 annuitant mortality table, projected generationally with a modified version of the MP-2021 scale for males and females. The present values reported in the table are not available as lump sum payments under the plans.

73
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

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Fiscal 2023 Non-Qualified Deferred Compensation Table
Under the Company’s Non-Qualified Deferred Compensation Plan, U.S.-based executives at the level of Vice President or above may defer a portion of their compensation and applicable taxes with an opportunity to earn a tax-deferred return on the deferred amounts. The plan gives eligible executives the opportunity to defer up to 50% of their base salary and up to 100% of their annual performance-based bonus award until retirement or termination of employment or, at the executive’s election, until an earlier date at least five years following the date the compensation is earned. The Company also has the option to make a contribution into an executive’s deferred compensation account on terms and subject to any conditions (such as vesting conditions) the Company chooses. Amounts in an executive’s deferred account earn a return based on the executive’s election among a series of mutual funds designated by the Company, which are generally the same funds available under the Company’s qualified deferred compensation plans. Returns on the funds available for the deferred account ranged from 0.75% to 26.49% for the year ended September 30, 2023.
The deferred amounts and any deemed earnings on the amounts are not actual investments and are obligations of the Company. Ms. McCarthy participated in this plan in fiscal 2023 and her contributions and aggregate earnings during the fiscal year and aggregate balance at the end of the fiscal year are reflected in the table below. Ms. McCarthy’s contributions represent deferred salary in the amount of $1,025,577 and bonus in the amount of $2,868,993. Mr. Lansberry and Mr. Chapek had positive returns on the year, but did not make a contribution in fiscal 2023.
The Key Employees Retirement Savings Plan is a defined contribution plan funded by the Company. The Plan is a non-qualified plan under IRS regulations that is intended to restore or replace certain benefits that cannot be provided under the qualified Retirement Savings Plan due to IRS compensation limits. Eligible pay under the Key Employees Retirement Savings Plan includes base salary, regular bonuses, overtime pay and commissions up to a $1,000,000 annual limit. The Company contributes 3%, 6% or 9% of eligible pay that exceeds the annual IRS compensation limit based on age and years of service as of the end of the plan year. Mr. Iger began participating in the plan when he was re-hired by the Company on November 20, 2022 and based on his age and service he is eligible for a 9% contribution.

	Executive Contributions in Last Fiscal Year	Company Contributions in Last Fiscal Year	Aggregate Earnings in Last Fiscal Year	Aggregate Withdrawals in Last Fiscal Year	Aggregate Balance at Last Fiscal Year-End

Robert A. Iger	$—	$62,550	($749.1)	$—	$61,801
Kevin A. Lansberry	—	—	366,022	—	$2,605,595
Robert A. Chapek	—	—	944,536.33	150,434	$7,683,049
Christine M. McCarthy	3,894,570	—	7,446,037	—	$58,005,491
Because the earnings accrued under these programs were not “above market” or preferential, these amounts are not reported in the “Fiscal 2023 Summary Compensation Table.” A portion of the aggregate balances at last fiscal year-end were however included in the Summary Compensation Table since fiscal 2021, as follows:

		Amount Included in Summary Compensation Table
	Fiscal Year	Salary	Non-Equity Incentive Plan	All Other Compensation	Total

Robert A. Iger	2023	$—	$—	$62,550	$62,550
	2022	—	—	—	—
	2021	—	—	—	—
Kevin A. Lansberry	2023	—	—	—	—
	2022	—	—	—	—
	2021	—	—	—	—
Robert A. Chapek	2023	—	—	—	—
	2022	—	—	—	—
	2021	—	—	—	—
Christine M. McCarthy	2023	1,025,577	—	—	1,025,577
	2022	989,231	5,565,846	—	6,555,077
	2021	951,242	7,336,137	—	8,287,379

74
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

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Potential Payments and Rights on Termination or Change in Control
Our NEOs may receive compensation in connection with termination of their employment. This compensation is payable pursuant to (a) the terms of compensation plans applicable by their terms to all participating employees and (b) the terms of employment agreements with each of our NEOs (with the exception of Mr. Lansberry, who is employed on an at-will basis). During fiscal 2023, the employment agreements with our applicable NEOs had the following end dates: December 31, 2026 for Mr. Iger, December 31, 2024 for Mr. Gutierrez, June 29, 2026 for Ms. Schake, April 7, 2026 for Ms. Coleman, June 30, 2025 for Mr. Chapek and June 30, 2024 for Ms. McCarthy. As Mr. Chapek exited the Company as Chief Executive Officer before fiscal year end, he was not entitled to termination payments as of September 30, 2023. In fiscal 2023, the Company entered into a new employment agreement with Mr. Iger as Chief Executive Officer with an end date of December 31, 2024. In July 2023, the Board agreed to extend Mr. Iger’s employment agreement to December 31, 2026, noting that the extension of Mr. Iger’s employment agreement provides continuity of leadership during the Company’s ongoing transformation and allows more time to execute a transition plan for CEO succession, which remains a priority for the Board. In fiscal 2024, the Company entered into an amendment to Mr. Gutierrez’s employment agreement, pursuant to which the term of the agreement was extended to December 31, 2026.
On November 20, 2022 (after the commencement of fiscal 2023), the Board decided to exercise its right to terminate Mr. Chapek’s employment without cause. In connection with this termination, in the event that Mr. Chapek successfully completed all of the terms of his post-employment consulting agreement and did not violate the terms of the employment agreement that survive his termination or the general release, Mr. Chapek’s severance would strictly conform to the terms of his employment agreement such that he would be entitled to the following cash termination payments:
•$6,527,397 in remaining base salary through the scheduled expiration date of his employment agreement, as amended; and
•$1,027,397 equivalent to a pro-rated target bonus for fiscal 2023.
The treatment of the equity awards held by Mr. Chapek at his termination date under his employment agreement is described below in the section titled “Executive Compensation — Compensation Tables — Potential Payments and Rights on Termination of Change in Control —Termination Pursuant to Company Termination Right Other Than For Cause or By Executive For Good Reason.”
In June 2023, in connection with her leave of absence, which commenced on July 1, 2023, Ms. McCarthy and the Company entered into an amendment to Ms. McCarthy’s employment agreement, pursuant to which Ms. McCarthy ceased to serve as Senior Executive Vice President and Chief Financial Officer and has the title “Strategic Advisor” during her leave of absence. Ms. McCarthy’s duties as Strategic Advisor are to assist the Company with the transition of duties to the Company’s Chief Financial Officer and the last day of Ms. McCarthy’s leave and employment with the Company will be June 30, 2024. The terms of Ms. McCarthy’s compensation are unchanged, and she did not receive an equity grant in fiscal 2024.
The termination provisions included in our executive officers’ employment agreements serve a variety of purposes, including: providing the benefits of equity incentive plans to the executive and the executive’s family in case of death or disability; defining when the executive may be terminated with cause and receive no further compensation; and clearly defining rights in the event of a termination in other circumstances. The availability, nature and amount of compensation on termination differ depending on whether employment terminates because of:
•death or disability;
•the Company’s termination of the executive pursuant to the Company’s termination right or the executive’s decision to terminate because of action the Company takes or fails to take;
•the Company’s termination of the executive for cause; or
•expiration of an employment agreement, retirement or other voluntary termination.
The compensation that each of our NEOs may receive under each of these termination circumstances is described below.
In December 2023, the Compensation Committee adopted a cash severance policy pursuant to which the Company will not enter into any new agreement that provides, or amend any existing agreement to provide, any Section 16 officer of the Company the right to any cash severance payment that would exceed 2.99 times the sum of base salary plus target bonus for such officer unless such cash payment is approved by the Company’s shareholders.
It is important to note that the amounts of compensation set forth in the tables below are based on the specific assumptions noted and do not predict the actual compensation that our NEOs would receive. Actual compensation received would be a function of a number of factors that are unknowable at this time, including: the date of the executive’s termination of employment; the executive’s base salary at the time of termination; the executive’s age and service with the Company at the time of termination; and, because many elements of the compensation are performance-based pursuant to the Company’s compensation philosophy described in “Executive Compensation — Compensation Discussion and Analysis” above, the future performance of the Company.

75
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

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Moreover, the option and restricted stock unit acceleration amounts in case of a termination without cause or by the executive for good reason assume that these awards immediately accelerate, which is not the case in the absence of a change in control. Rather, options and units continue to vest over time and in most cases are subject to the same performance measures that apply as if there had been no termination. (There is a deemed performance measure for vesting of restricted stock unit awards when termination is due to death or disability and the test to assure deductibility under Section 162(m) does not apply if it is not necessary to preserve deductibility.)
In each of the circumstances described below, our NEOs are eligible to receive earned, unpaid salary through the date of termination and benefits that are unconditionally accrued as of the date of termination pursuant to policies applicable to all employees. This includes the deferred compensation and earnings on these deferred amounts as described under the “Fiscal 2023 Non-Qualified Deferred Compensation Table.” This earned compensation is not described or quantified below because these amounts represent earned, vested benefits that are not contingent on the termination of employment, but we do describe and quantify benefits that continue beyond the date of termination that are in addition to those provided for in the applicable benefit plans. The executive’s accrued benefits include the pension benefits described under “Executive Compensation — Compensation Tables — Pension Benefits,” which become payable to all participants who have reached retirement age. Because they have reached early retirement or retirement age under the plans, Mr. Lansberry and Ms. McCarthy would have been eligible to receive these benefits if their employment had terminated at the end of fiscal 2023, and Mr. Iger is already receiving these benefits. Because the pension benefits do not differ from those described under “Executive Compensation — Compensation Tables — Pension Benefits” except in ways that are equally applicable to all salaried employees, the nature and amount of their pension benefits are not described or quantified below.
DEATH AND DISABILITY
The employment agreement of each NEO provides for payment of any unpaid bonus for any fiscal year that had been completed at the time of the executive’s death or termination of employment due to disability. The amount of the bonus will be determined by the Compensation Committee using the same criteria used for determining a bonus as if the executive remained employed. As Mr. Lansberry served as Interim CFO on an at-will basis, he is not due a cash payment at the time of death or termination of employment due to disability.
In addition to the compensation and rights in employment agreements, the 2011 Stock Incentive Plan and award agreements thereunder provide that all options awarded to a participant (including the NEOs) become fully exercisable upon the death or disability of the participant. Following the death or disability of the participant, options terminate on the earlier of (a) the scheduled expiration date and (b) in the case of death, 18 months and in the case of disability, 12 months. With respect to performance-based restricted stock units, if the performance measurement has not been made at the time of death or disability, all restricted stock units awarded to the participant under the 2011 Stock Incentive Plan will, to the extent the units had not previously been forfeited, fully vest (and deemed to have been satisfied at the 50th percentile of comparative performance) and become payable upon the death or disability of the participant. If a performance measurement has been made at the time of death or disability with respect to restricted stock units, the restricted stock units will vest and accelerate based on the performance measurement. Time-based restricted stock units become fully vested or payable upon death or disability to the extent not previously forfeited.
The following table sets forth the value of the estimated payments and benefits each of our NEOs (other than Mr. Chapek who exited the Company in November 2022) would have received under our compensation plans and their employment agreements if their employment had terminated at the close of business on the last day of fiscal 2023 as a result of death or disability. The value of option acceleration is equal to the difference between the $81.05 closing market price of shares of the Company’s common stock on September 29, 2023 (the last trading day in fiscal 2023) and the weighted average exercise price of options with an exercise price less than the market price times the number of shares subject to such options that would accelerate as a result of termination. The value of restricted stock unit acceleration is equal to the $81.05 closing market price of shares of the Company’s common stock on September 29, 2023 multiplied by the number of units that would accelerate as a result of termination, which, for PBUs, is equal to the target number of units.

	Cash Payment[1]	Option Acceleration	Restricted Stock Unit Acceleration

Robert A. Iger	$2,140,000	$—	$17,536,870
Kevin A. Lansberry	—	—	1,843,320
Horacio E. Gutierrez[2]	3,000,000	—	7,059,414
Sonia L. Coleman	1,250,000	—	2,518,629
Kristina K. Schake	1,250,000	—	2,341,372
Christine M. McCarthy	3,000,000	—	12,830,863
1This amount is equal to the bonus awarded to the NEOs with respect to fiscal 2023 and set forth in the “Non-Equity Incentive Plan Compensation” column of the “Fiscal 2023 Summary Compensation Table.”
2Effective December 21, 2023, Mr. Gutierrez entered into an amended employment agreement with an end date of December 31, 2026. The above values reflect values calculated using a December 31, 2024 contract end date, which was the date in effect at the end of the fiscal year.

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The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

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TERMINATION PURSUANT TO COMPANY TERMINATION RIGHT OTHER THAN FOR CAUSE OR BY EXECUTIVE FOR GOOD REASON
The employment agreement with each NEO provides that the executive officer will receive a bonus for any fiscal year that had been completed at the time of termination of employment if the executive officer’s employment is terminated by the Company pursuant to the Company’s termination right other than for cause (as described below) or by the NEO with good reason (as described below). The amount of the bonus will be determined by the Compensation Committee using the same criteria used for determining a bonus if the executive remained employed.
In addition, each NEO’s employment agreement provides that the NEO will receive the following compensation and rights conditioned on the NEO executing a general release of claims and, except for Mr. Iger (who has a separate consulting arrangement), agreeing to provide the Company with consulting services (the “Consulting Agreement”) for a period of six months after the NEO’s termination (or, if shorter, until the employment agreement expiration date):
•A lump sum payment equal to the base salary the NEO would have earned had the NEO remained employed during the term of the NEO’s Consulting Agreement (or, in the case of Mr. Iger, for up to six months), paid six months and one day after termination of employment.
•If the employment agreement expiration date is later than the end of the term of the NEO’s Consulting Agreement (or, in the case of Mr. Iger, six months after his employment termination date), a further lump sum payment equal to the base salary the NEO would have earned had the NEO remained employed after such period and until the termination of the NEO’s Consulting Agreement (subject to compliance with the terms of the Consulting Agreement).
•A bonus for the year in which the NEO is terminated equal to a pro-rata portion of a target bonus amount determined in accordance with the employment agreement.
•All options that had vested as of the termination date or were scheduled to vest no later than three months after the employment agreement expiration date will remain or become exercisable as though the NEO were employed until that date. The options will remain exercisable until the earlier of (a) the scheduled expiration date of the options and (b) three months after the employment agreement expiration date. In addition, as is true for all employees, options awarded at least one year before termination will continue to vest and will remain exercisable until the earlier of the expiration date of the option and five years after the termination date if the officer would have attained age 60 and have completed at least ten years of service as of that date. Pursuant to employment agreements with each of the NEOs, the termination date for these purposes will be deemed to be the employment agreement expiration date. For any employee that is eligible for immediate retirement benefits, options awarded within, but less than, one year of termination will vest to the extent they are scheduled to vest within three months of termination and will remain exercisable for 18 months following termination.
•All restricted stock units that were scheduled to vest prior to the employment agreement expiration date will vest as though the NEO were employed until that date to the extent applicable performance tests are met (but any test to assure deductibility of compensation under Section 162(m) will be waived for any units scheduled to vest after the fiscal year in which the termination of employment occurs unless application of the test is necessary to preserve deductibility). As is true for all employees, restricted stock units awarded at least one year before termination will continue to vest through the end of the vesting schedule to the extent applicable performance criteria are met if the officer would be over 60 years of age and have at least ten years of service as of the termination date. Pursuant to employment agreements with each of the NEOs, the termination date for these purposes will be deemed to be the employment agreement expiration date. Based on these provisions, all of the equity awards held by Mr. Chapek at the date of his termination, including the grants made on December 14, 2021, have continued to vest in accordance with the applicable vesting schedules.
The employment agreements provide that the Company has the right to terminate the NEO’s employment subject to payment of the foregoing compensation in its sole, absolute and unfettered discretion for any reason or no reason whatsoever. A termination for cause does not constitute an exercise of this right and would be subject to the compensation provisions described below under the section “Termination for Cause.”
The employment agreements provide that an NEO can terminate the NEO’s employment for “good reason” following notice to the Company within three months of the NEO having actual notice of the occurrence of any of the following events (except that the Company will have 30 days after receipt of the notice to cure the conduct specified in the notice):
(i)a reduction in the NEO’s base salary, annual target bonus opportunity or (where applicable) annual target long-term incentive award opportunity;
(ii)the removal from the NEO’s position;
(iii)a material reduction in the NEO’s duties and responsibilities;
(iv)the assignment to the NEO of duties that are materially inconsistent with the NEO’s position or duties or that materially impair the NEO’s ability to function in the NEO’s office;
(v)relocation of the NEO’s principal office to a location that is more than 50 miles outside of the greater Los Angeles area; or
(vi)a material breach of any material provision of the NEO’s employment agreement by the Company.

77
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

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An NEO (or any employee holding equity awards) can also terminate for “good reason” after a change in control (as defined in the 2011 Stock Incentive Plan) if, within 12 months following the change in control, a “triggering event” occurs and in that case the 2011 Stock Incentive Plan provides that any outstanding options, restricted stock units, PBUs or other plan awards will generally become fully vested and, in certain cases, paid to the plan participant. A “triggering event” is defined to include: (a) a termination of employment by the Company other than for death, disability or “cause;” or (b) a termination of employment by the participant following a reduction in position, pay or other “constructive termination.” Under the 2011 Stock Incentive Plan, “cause” has the same meaning as in the NEO’s employment agreement, as defined below under “— Termination for Cause.” Any such payments that become subject to the excess parachute tax rules may be reduced in certain circumstances.
Each NEO’s employment agreement specifies that any compensation resulting from subsequent employment will not be offset against amounts described above.
As Mr. Lansberry was serving as Interim CFO on an at-will basis, his cash severance payment would be dictated by the Company’s severance policy. Given both Mr. Lansberry's level and over 37 years with the Company, he would be eligible to receive a lump sum payment equal to 52 weeks of base salary. As Mr. Lansberry is over the age of 60 and has been with the Company for over 10 years, any award he has held for over one year at the time of separation would be eligible for continued vesting for restricted stock units and vesting and exercisability of options.
The following table provides a quantification of benefits (as calculated in the following paragraph) each of the NEOs would have received if their employment had been terminated at the end of fiscal 2023 (under their employment agreements as in effect at that time and, for Mr. Lansberry, under the Company's severance plan) by the Company pursuant to its termination right or by the executive with good reason.
The “option valuation” amount is (a) the difference between the $81.05 closing market price of shares of the Company’s common stock on September 29, 2023 and the weighted average exercise price of options with an exercise price less than the market price times (b) the number of options with in-the-money exercise prices that would become exercisable despite the termination. The “restricted stock unit valuation” amount is the $81.05 closing market price on September 29, 2023, times the target number of units that could vest. However, as described above, options do not become immediately exercisable and restricted stock units do not immediately vest (and would eventually vest only to the extent applicable performance conditions are met) absent a change in control. The actual value realized from the exercise of the options and the vesting of restricted stock units may therefore be more or less than the amount shown below depending on changes in the market price of the Company’s common stock and the satisfaction of applicable performance tests.

	Cash Payment[1]	Option Valuation	Restricted Stock Unit Valuation

Robert A. Iger
No change in control	$5,405,385	$—	$17,536,870
Change in control	5,405,385	—	17,536,870
Kevin A. Lansberry
No change in control	694,485	—	688,196
Change in control	694,485	—	1,843,320
Horacio E. Gutierrez[2]
No change in control	4,672,731	—	3,896,925
Change in control	4,672,731	—	7,059,414
Kristina K. Schake
No change in control	3,398,000	—	2,341,372
Change in control	3,398,000	—	2,341,372
Sonia L. Coleman
No change in control	3,145,192	—	1,964,571
Change in control	3,145,192	—	2,518,629

78
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

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	Cash Payment[1]	Option Valuation	Restricted Stock Unit Valuation

Christine M. McCarthy
No change in control	4,552,500	—	12,830,863
Change in control	4,552,500	—	12,830,863
1This amount is equal to the bonus awarded to the NEOs with respect to fiscal 2023 and set forth in the “Non-Equity Incentive Plan Compensation” column of the “Fiscal 2023 Summary Compensation Table,” plus the lump sum payments based on salary through the end of the employment term as described above.
2Effective December 21, 2023, Mr. Gutierrez entered into an amended employment agreement with an end date of December 31, 2026. The above values reflect values calculated using a December 31, 2024 contract end date, as that was the date in effect at the end of the fiscal year.
TERMINATION FOR CAUSE
Each NEO’s employment agreement provides that, if the NEO’s employment is terminated by the Company for cause, the NEO will only be eligible to receive the compensation earned and benefits vested through the date of such termination of employment, including any rights the NEO may have under the NEO’s indemnification agreement with the Company or the equity plans of the Company.
“Termination for Cause” is defined in each NEO’s employment agreement as termination based on a felony conviction, unauthorized disclosure of confidential information, failure to substantially perform such NEO’s duties, or any other significant policy violation that is significantly injurious to the Company unless, if the Company determines that the conduct or cause is curable, such conduct or cause is timely cured by the NEO.
EXPIRATION OF EMPLOYMENT TERM; RETIREMENT
Each of the NEOs is eligible to receive earned, unpaid salary and unconditionally vested accrued benefits (including continued vesting of restricted stock units and vesting and exercisability of options awarded more than one year prior to retirement if they are over 60 years of age with at least ten years of service) if the NEO’s employment terminates at the expiration of the NEO’s employment agreement or the NEO otherwise retires, but except as described below, they are not contractually entitled to any additional compensation in this circumstance.
Under the terms of Mr. Iger’s employment agreement as in effect at December 31, 2021, to enable the Company to have access to Mr. Iger’s unique skills, knowledge and experience with regard to the media and entertainment business and his institutional knowledge of the Company and its strategic evolution, upon his retirement, Mr. Iger was to serve as a consultant to the Company for a period of five years. In this capacity, Mr. Iger would provide assistance, up to certain specified monthly and annual maximum time commitments, on such matters as his successor as Chief Executive Officer may request from time to time. In consideration of his consulting services, Mr. Iger is to receive a quarterly fee of $500,000 for each of the quarters of this five-year period. For the five years following termination of employment, the Company would also provide Mr. Iger with the same security services (other than the personal use of a Company-provided or Company-leased aircraft) as it has made available to him as Chief Executive Officer. Under his employment agreement entered into on November 20, 2022, upon the re-commencement of his employment, the parties’ obligations in respect of these post-employment commitments are suspended and will resume to be fulfilled for the remaining term when Mr. Iger again terminates his employment with the Company. Under the amendment to his employment agreement entered into on July 12, 2023, the post-retirement security benefits will not be reduced for the approximately 11-month period such services were provided following Mr. Iger’s prior retirement on December 31, 2021.
Other NEO employment agreements each provide that the Chief Executive Officer may recommend to the Compensation Committee an annual cash bonus for the fiscal year in which their respective employment agreements end based on the executive’s contributions during that fiscal year.
As in the case of a termination under the Company’s termination right other than for cause or the executive’s right to terminate for good reason, vested options and restricted stock units will remain exercisable for 18 months for executives eligible to receive retirement benefits, and options and restricted stock units outstanding for at least one year will continue to vest, and options will remain exercisable, for up to three or five years (depending on the original grant date) if the NEO was age 60 or greater and had at least ten years of service at the date of retirement. In addition, under the terms of his employment agreement as in effect at December 31, 2021, the equity grants made to Mr. Iger in fiscal 2022 became eligible to continue to vest (and options remain exercisable) upon his retirement at December 31, 2021.

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The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Pay Ratio
In accordance with SEC rules, we are providing the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of the Company’s median employee. The ratio is a reasonable estimate calculated in a manner consistent with SEC rules and the methodology described below.
Per SEC rules, the Company is permitted to use the same median employee as was used in fiscal 2022, and the Company determined that no change was needed to the median employee since there has been no change in the Company’s employee population or employee compensation arrangements that we believe would significantly impact the pay ratio disclosure. Our methodology to confirm the median employee is consistent with last year. We reviewed the annual base salary of the global workforce as of the last business day of the fiscal year, September 29, 2023. Due to population size, we identified a band of employees with a base salary that approximates the median base salary for the Company. The median base salary reflects a workforce with large populations of seasonal, part-time and international employees working in multiple, distinct lines of business. We calculated the median employee’s total annual compensation for fiscal 2023 (which consisted of an increase to base salary, overtime pay and the Company’s contribution to health insurance premiums), and the median employee’s compensation did not contain distortive compensation features (e.g., abnormal amounts of overtime, special premium pay or commissions/tips, etc.).
The median Disney employee works in a full-time hourly role in parks and has been with the Company for over twelve years. For fiscal 2023, the median employee’s total annual compensation was $54,010. Mr. Iger was Chief Executive Officer on September 29, 2023. Mr. Iger’s total annual compensation, including the Company’s contribution to health insurance premiums (which are not included in the Fiscal 2023 Summary Compensation Table in this proxy statement), was $32,123,717. Since Mr. Iger became CEO beginning November 20, 2022, we have annualized his salary, other compensation and the Company’s contribution to health insurance premiums and included reported values for equity grants and change in pension value, as they are reflective of annual compensation. The ratio of these amounts was 595:1.

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The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Pay Versus Performance
This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Exchange Act and does not necessarily reflect how the Compensation Committee evaluates compensation decisions in light of Company or individual performance. The Compensation Committee did not consider the pay versus performance disclosure below in making its compensation decisions for any of the fiscal years shown. For discussion of how the Compensation Committee seeks to align pay with performance when making     compensation decisions, please review the section above titled “Executive Compensation — Compensation Discussion and Analysis.”
Pay Versus Performance Table
The following table sets forth compensation information of our CEOs (Mr. Iger and Mr. Chapek) and our non-CEO NEOs and Company performance for the fiscal years listed below, in accordance with Item 402(v) of Regulation S-K.

Fiscal Year	Summary Compensation Table Total for Mr. Iger[1,2]	Compensation Actually Paid to Mr. Iger[1,3,4]	Summary Compensation Table Total for Mr. Chapek[5,6]	Compensation Actually Paid to Mr. Chapek[3,5,7]	Average Summary Compensation Table Total for Non-CEO NEOs[8,9]	Average Compensation Actually Paid to Non-CEO NEOs[3,8,10]	Value of an initial $100 Investment Based on:		GAAP Net Income ($ Millions)[12]	Adjusted Segment Operating Income[13]
							Total Shareholder Return[11]	Peer Group Total Shareholder Return[11]

2023	$31,587,166	$21,754,776	$9,940,392	$6,153,457	$8,342,092	$6,069,195	$66.14	$129.46	$2,354	$12,863
2022	—	—	24,183,003	2,102,205	11,755,869	-10,064,462	76.97	97.31	3,145	12,121
2021	—	—	32,464,293	41,482,221	20,269,748	44,993,365	143.62	131.85	1,995	4,055
1Mr. Iger has served as the Company’s CEO since November 20, 2022. Mr. Iger also served as Executive Chairman from February 24, 2020 until his retirement on December 31, 2021. Value shown relates to Mr. Iger’s service as CEO during fiscal 2023.
2Represents the amount of total compensation reported for our CEO, Mr. Iger, in the “Total” column of the “Summary Compensation Table” for fiscal 2023.
3We made certain assumptions in valuing equity for our compensation actually paid (“CAP”) calculations to determine the fair value or change in fair value as of the applicable year-end date. The assumptions used for each valuation date included stock price, risk-free rate, stock price volatility, expected exercise behavior and the probable outcome of any applicable performance conditions. These assumptions were determined based on the same methodologies as used to determine grant date fair values and were estimated in accordance with FASB ASC Topic 718.
4The dollar amounts reported in the “Compensation Actually Paid to Mr. Iger” column have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the CEO. These amounts reflect the amount set forth in the “Total” column of the “Summary Compensation Table” for each fiscal year presented, with certain adjustments as described in the table below, in accordance with the requirements of Item 402(v) of Regulation S-K. Amounts in the below reconciliation table may not sum to total due to rounding:

Reconciliation of Summary Compensation Table Total to Compensation Actually Paid for Mr. Iger	Fiscal Year 2023	Fiscal Year 2022	Fiscal Year 2021
Summary Compensation Table Total	$31,587,166	—	—
Minus: Grant Date Fair Value of Option and Stock Awards Granted in Fiscal Year	26,103,448	—	—
Plus: Fair Value at Fiscal Year-End of Option and Stock Awards Granted in Fiscal Year That Were Outstanding and Unvested at Fiscal Year-End	20,260,990	—	—
Plus: Year-Over-Year Change in Fair Value at Fiscal Year-End of Option and Stock Awards Granted in Any Prior Fiscal Year That Were Outstanding and Unvested at Fiscal Year-End	-2,934,893	—	—
Plus: Fair Value at Vesting Date of Option and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—	—	—
Plus: Change in Fair Value as of Vesting Date (From the End of the Prior Fiscal Year) of Option and Stock Awards Granted in Any Prior Fiscal Year For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	-1,055,039	—	—
Minus: Fair Value as of Prior Fiscal Year-End of Option and Stock Awards Granted in Any Prior Fiscal Year That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—	—	—
Plus: Value of Dividends or Other Earnings Paid on Option and Stock Awards in the Fiscal Year Not Otherwise Reflected in Total Compensation for the Fiscal Year	—	—	—

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The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Reconciliation of Summary Compensation Table Total to Compensation Actually Paid for Mr. Iger	Fiscal Year 2023	Fiscal Year 2022	Fiscal Year 2021
Minus: Change in Pension Value From the Summary Compensation Table for the Fiscal Year	—	—	—
Plus: Pension Service Costs in Fiscal Year	—	—	—
Compensation Actually Paid	$21,754,776	—	—
5Mr. Chapek served as the Company’s CEO during fiscal 2022 & 2021 until his separation during fiscal 2023.
6Represents the amount of total compensation reported for Mr. Chapek in the “Total” column of the “Summary Compensation Table” for each fiscal year presented.
7The dollar amounts reported in the “Compensation Actually Paid to Mr. Chapek” column have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by Mr. Chapek. These amounts reflect the amount set forth in the “Total” column of the “Summary Compensation Table” for each fiscal year presented, with certain adjustments as described in the table below, in accordance with the requirements of Item 402(v) of Regulation S-K. Amounts in the below reconciliation table may not sum to total due to rounding:

Reconciliation of Summary Compensation Table Total to Compensation Actually Paid for Mr. Chapek	Fiscal Year 2023	Fiscal Year 2022	Fiscal Year 2021
Summary Compensation Table Total	$9,940,392	$24,183,003	$32,464,293
Minus: Grant Date Fair Value of Option and Stock Awards Granted in Fiscal Year	1,324,503	14,560,852	13,965,478
Plus: Fair Value at Fiscal Year-End of Option and Stock Awards Granted in Fiscal Year That Were Outstanding and Unvested at Fiscal Year-End	1,102,906	8,788,726	14,286,960
Plus: Year-Over-Year Change in Fair Value at Fiscal Year-End of Option and Stock Awards Granted in Any Prior Fiscal Year That Were Outstanding and Unvested at Fiscal Year-End	-3,444,195	-14,852,667	6,002,525
Plus: Fair Value at Vesting Date of Option and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—	—	—
Plus: Change in Fair Value as of Vesting Date (From the End of the Prior Fiscal Year) of Option and Stock Awards Granted in Any Prior Fiscal Year For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	-512,231	-2,247,055	3,231,102
Minus: Fair Value as of Prior Fiscal Year-End of Option and Stock Awards Granted in Any Prior Fiscal Year That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—	—	—
Plus: Value of Dividends or Other Earnings Paid on Option and Stock Awards in the Fiscal Year Not Otherwise Reflected in Total Compensation for the Fiscal Year	-439	-9,809	24,261
Minus: Change in Pension Value From the Summary Compensation Table for the Fiscal Year	220,581	—	1,358,505
Plus: Pension Service Costs in Fiscal Year	612,108	800,858	797,062
Compensation Actually Paid	$6,153,457	$2,102,205	$41,482,221
8The individuals comprising the non-CEO NEOs are as follows:
Fiscal 2023: Ms. Coleman, Mr. Gutierrez, Mr. Lansberry, Ms. McCarthy, Ms. Schake
Fiscal 2022: Mr. Gutierrez, Mr. Iger, Ms. McCarthy, Geoffrey Morrell, Paul Richardson, Ms. Schake
Fiscal 2021: Alan Braverman, Mr. Iger, Ms. McCarthy, Zenia Mucha, Jayne Parker
9Represents the average of the amounts of total compensation reported for our non-CEO NEOs, as a group, in the “Total” column of the “Summary Compensation Table” for each fiscal year presented.

82
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

10The dollar amounts reported in the ”Average Compensation Actually Paid to Non-CEO NEOs”column have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the non-CEO NEOs. These amounts reflect the average of the amounts set forth in the ”Total” column of the ”Summary Compensation Table” for each fiscal year presented for the applicable non-CEO NEOs, with certain adjustments as described in the table below, in accordance with the requirements of Item 402(v) of Regulation S-K. Amounts in the below reconciliation table may not sum to total due to rounding:

Reconciliation of Average Summary Compensation Table Total to Average Compensation Actually Paid for Non-CEO NEOs	Fiscal Year 2023	Fiscal Year 2022	Fiscal Year 2021
Summary Compensation Table Total	$8,342,092	$11,755,869	$20,269,748
Minus: Grant Date Fair Value of Option and Stock Awards Granted in Fiscal Year	5,205,176	6,313,149	9,372,260
Plus: Fair Value at Fiscal Year-End of Option and Stock Awards Granted in Fiscal Year That Were Outstanding and Unvested at Fiscal Year-End	4,114,435	4,136,272	8,367,110
Plus: Year-Over-Year Change in Fair Value at Fiscal Year-End of Option and Stock Awards Granted in Any Prior Fiscal Year That Were Outstanding and Unvested at Fiscal Year-End	-1,075,192	-6,214,511	20,182,305
Plus: Fair Value at Vesting Date of Option and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	52,223	—	—
Plus: Change in Fair Value as of Vesting Date (From the End of the Prior Fiscal Year) of Option and Stock Awards Granted in Any Prior Fiscal Year For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	-170,899	-13,291,126	5,188,583
Minus: Fair Value as of Prior Fiscal Year-End of Option and Stock Awards Granted in Any Prior Fiscal Year That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—	—	—
Plus: Value of Dividends or Other Earnings Paid on Option and Stock Awards in the Fiscal Year Not Otherwise Reflected in Total Compensation for the Fiscal Year	-147	-230,670	335,626
Minus: Change in Pension Value From the Summary Compensation Table for the Fiscal Year	48,694	—	257,407
Plus: Pension Service Costs in Fiscal Year	60,552	92,853	279,661
Compensation Actually Paid	$6,069,195	-$10,064,462	$44,993,365
11Required by Item 201(e) of Regulation S-K included in the Proxy for each listed fiscal year. Total Shareholder Return (“TSR”) represents the cumulative return on a fixed investment of $100 in the common stock (including reinvested dividends) of (a) the Company and (b) our general industry peer group, respectively, for the period starting October 3, 2020 through the end of the listed fiscal year.
The peer group TSR uses the following peer companies from our general industry peer group for each year:
–Fiscal 2023: Alphabet, Inc., Amazon.com, Inc., Apple, Inc., AT&T Inc., Charter Communications, Inc., Comcast Corporation, IBM Corporation, Meta Platforms, Inc., Microsoft Corporation, Netflix, Inc., NIKE, Inc., Oracle Corporation, Paramount Global, Verizon Communications Inc., Warner Bros. Discovery, Inc.
–Fiscal 2022: Alphabet, Inc., Amazon.com, Inc., Apple, Inc., AT&T Inc., Charter Communications, Inc., Cisco Systems, Comcast Corporation, IBM Corporation, Intel, Meta Platforms, Inc., Microsoft Corporation, Netflix, Inc., Oracle Corporation, Paramount Global, Verizon Communications Inc., Warner Bros. Discovery, Inc.
–Fiscal 2021: Alphabet, Inc., Amazon.com, Apple, Inc., AT&T Inc., Charter Communications, Inc., Cisco Systems, Comcast Corporation, Discovery, IBM Corporation, Intel, Meta Platforms, Inc., Microsoft Corporation, Netflix, Inc., Oracle Corporation, Verizon Communications Inc., ViacomCBS
12Reflects net income calculated in accordance with generally accepted accounting principles (”GAAP”) in the Company’s Consolidated Statements of Income included in the Company’s Annual Reports on Form 10-K for the applicable fiscal year.
13Adjusted Segment Operating Income consists of total segment operating income, as adjusted based on the Compensation Committee's evaluation against the bonus plan performance each fiscal year. ”Total segment operating income” consists of the total of segment operating income from each of our segments, which is equivalent to income from continuing operations before income taxes, adjusted for corporate and unallocated shared expenses, restructuring and impairment charges, A+E gain (for fiscal 2023), net other (income) expense, net interest expense, amortization of TFCF and Hulu intangible assets and fair value step-up on film and television costs and the impact of content license early terminations (for fiscal 2022). In addition, in fiscal 2021 the Committee adjusted actual total segment operating income to exclude the net benefits the Company received from timing variances related to the pandemic, such as savings from delayed programming and domestic parks operating efficiencies, partially offset by delays in park openings. We determined Adjusted Segment Operating Income to be the most important financial performance measure used to link Company performance to CAP to our CEOs and non-CEO NEOs in fiscal 2023, as required pursuant to Item 402(v) of Regulation S-K. This performance measure may not have been the most important financial performance measure for prior fiscal years, and we may determine a different financial performance measure to be the most important financial performance measure in future years.

83
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Description of Relationships
The following charts show graphically the relationships over the past three fiscal years of the CAP amounts for our CEOs and non-CEO NEOs as compared to our cumulative TSR, peer group TSR, GAAP net income, and Adjusted Segment Operating Income.

84
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Tabular List of Performance Metrics
The following table lists the five financial performance measures that, in the Company’s assessment, represent the most important performance measures used to link CAP for our NEOs to Company performance for fiscal 2023.

Performance Metrics
Adjusted Segment Operating Income
Adjusted Revenue
Adjusted After-Tax Free Cash Flow
Return on Invested Capital
TSR Performance Relative to the S&P 500

85
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Audit-Related Matters

Audit Committee Report
The charter of the Audit Committee of the Board specifies that the purpose of the committee is to assist the Board in its oversight of:
•the integrity of the Company’s financial statements;
•the adequacy of the Company’s system of internal controls;
•the Company’s compliance with legal and regulatory requirements;
•the qualifications and independence of the Company’s independent registered public accountants;
•the performance of the Company’s independent auditors and of the Company’s internal audit function;
•and to prepare this audit committee report as required by the Securities and Exchange Commission.
In carrying out these responsibilities, the Audit Committee, among other things:
•monitors preparation by management of the Company’s quarterly and annual external financial reports;
•supervises the relationship between the Company and its independent auditors, including: having direct responsibility for their appointment; evaluation of their qualifications, performance and independence; compensation; when necessary, termination of engagement; and preapproval of the scope and extent of their audit and non-audit services;
•oversees management’s implementation and maintenance of effective systems of internal and disclosure controls, including review of the Company’s policies relating to legal and regulatory compliance, risk management, ethics and conflicts of interests and review of the Company’s internal auditing program; and
•reviews cybersecurity and data security risks and mitigation strategies.
The Committee met 9 times during fiscal 2023. The Committee schedules its meetings with a view to devoting appropriate attention to all of its tasks. The Committee’s meetings include, whenever appropriate, executive sessions in which the Committee meets separately with the Company’s independent registered public accountants, the Company’s internal auditor, the Company’s Chief Financial Officer and the Company’s Chief Legal and Compliance Officer.
As part of its oversight of the Company’s financial statements, the Committee reviews and discusses with both management and the Company’s independent registered public accountants all annual and quarterly financial statements prior to their issuance and other financial disclosures as appropriate. During fiscal 2023, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles and management reviewed significant accounting and disclosure issues with the Committee. These reviews included discussion with PricewaterhouseCoopers LLP, the Company’s independent registered public accountants, of matters required to be discussed pursuant to applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission, including the quality of the Company’s accounting policies, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Committee also discussed with PricewaterhouseCoopers LLP the independence of PricewaterhouseCoopers LLP and related matters, including a review of audit and non-audit fees and the written disclosures and the letter from PricewaterhouseCoopers LLP to the Committee pursuant to applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence.
In addition, the Committee reviewed key initiatives and programs aimed at maintaining the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing internal audit department staffing levels and steps taken to maintain the effectiveness of internal procedures and controls.
Taking all of these reviews and discussions into account, the undersigned Committee members recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023, for filing with the Securities and Exchange Commission.
Members of the fiscal 2023 Audit Committee
Safra A. Catz
Francis A. deSouza
Derica W. Rice (Chair)

86
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Auditor Fees and Services
The following table presents fees for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company’s annual financial statements and internal control over financial reporting for fiscal 2023 and fiscal 2022, together with fees for audit-related, tax and other services rendered by PricewaterhouseCoopers LLP during fiscal 2023 and fiscal 2022. Audit-related services consisted principally of audits and agreed upon procedures of other entities related to the Company, viewership rankings and other attest projects. Tax services consisted principally of planning and advisory services and tax compliance assistance. Other services consisted of other miscellaneous services, including accounting research software. The Audit Committee directs and reviews the negotiations associated with the Company’s retention of its independent registered public accountants.

	Fiscal 2023	Fiscal 2022
	(in millions)

Audit fees	$28.9	$30.1
Audit-related fees	1.9	2.3
Tax fees	3.0	2.5
All other fees	0.1	0.1
Policy for Approval of Audit and Permitted Non-Audit Services
All audit, audit-related, tax and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by PricewaterhouseCoopers LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s Outside Auditor Independence and Pre-Approval Policy provides for pre-approval of specifically described audit, audit-related, tax and other services by the Committee on an annual basis, but individual engagements anticipated to exceed pre-established thresholds must be separately approved. The policy also requires specific approval by the Committee if total fees for audit-related, tax and other services would exceed total fees for audit services in any fiscal year. The policy authorizes the Committee to delegate to one or more of its members pre-approval authority with respect to permitted services, and the Committee has delegated to the Chair of the Committee the authority to pre-approve services in certain circumstances.

87
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Items to Be Voted On

Proposal 1 | Election of Directors
The Board has set the number of directors at twelve (12) following the Annual Meeting and you will be asked to elect twelve (12) directors at the Annual Meeting. All of the directors elected at the Annual Meeting will serve until the 2025 Annual Meeting and until their successors are duly elected and qualified, or until their earlier death, resignation or removal. Shareholders cannot vote “FOR” more than twelve (12) directors at the Annual Meeting.
As described under “Corporate Governance and Board Matters — Director Selection Process” above, in considering candidates for election to the Board, the Governance and Nominating Committee and the Board consider a number of factors, including the ability of the prospective nominees to represent the interests of the shareholders of the Company, the extent to which the prospective nominees contribute to the range of talent, skill and expertise appropriate for the Board and the extent to which the prospective nominees help the Board reflect the diversity of the Company’s shareholders, employees, customers and guests and the communities in which it operates.
As described under “Background to the Solicitation” above, based upon the Company’s criteria for nominations of directors to the Board and the unanimous recommendation of the Governance and Nominating Committee, the Board unanimously determined to nominate Mary T. Barra, Safra A. Catz, Amy L. Chang, D. Jeremy Darroch, Carolyn N. Everson, Michael B.G. Froman, James P. Gorman, Robert A. Iger, Maria Elena Lagomasino, Calvin R. McDonald, Mark G. Parker and Derica W. Rice to serve until the 2025 Annual Meeting. See the section of this proxy statement titled “Corporate Governance and Board Matters — The Board of Directors” for more information about the skills, qualifications, attributes and experiences that caused the Board to determine that its nominees should serve as directors.
As described previously, the Trian Group has notified Disney of its intent to nominate Nelson Peltz and James Rasulo (collectively, the “Trian Group Nominees”) for election as directors at the Annual Meeting in opposition to the nominees recommended by your Board and the Blackwells Group Nominees (as defined below) and the Blackwells Group has notified Disney of its intent to nominate Craig Hatkoff, Jessica Schell and Leah Solivan (collectively, the “Blackwells Group Nominees”) for election as directors at the Annual Meeting in opposition to the nominees recommended by your Board and the Trian Group Nominees. As a result, assuming such nominees are in fact proposed for election at the Annual Meeting and all such nominations have not been withdrawn by the Trian Group and the Blackwells Group, the election of directors will be considered a contested election and, as provided under Article III, Section 1(a) of Disney’s Amended and Restated Bylaws, directors will be elected on a plurality basis. This means that the twelve (12) director nominees receiving the greatest number of votes cast “FOR” their election will be elected. “WITHHOLD” votes and any broker non-votes (as described under “Information About Voting — Voting”) will be counted for purposes of determining if there is a quorum at the Annual Meeting for this vote but will not be counted as votes cast and will result in the applicable nominee(s) receiving fewer votes cast “FOR” such nominee(s).
Your Board does not endorse the Trian Group Nominees or the Blackwells Group Nominees, and unanimously recommends that you use the WHITE proxy card to vote “FOR” ONLY the election of the twelve (12) nominees proposed by your Board of Directors (Mary T. Barra, Safra A. Catz, Amy L. Chang, D. Jeremy Darroch, Carolyn N. Everson, Michael B.G. Froman, James P. Gorman, Robert A. Iger, Maria Elena Lagomasino, Calvin R. McDonald, Mark G. Parker and Derica W. Rice). The Board strongly urges you to discard and NOT to vote using any [•] proxy card that may be sent to you by the Trian Group or any [•] proxy card that may be sent to you by the Blackwells Group. If you have already voted using a [•] proxy card sent to you by the Trian Group or a [•] proxy card sent to you by the Blackwells Group, you have every right to change your vote and we strongly urge you to revoke that proxy by using the WHITE proxy card to vote in favor of ONLY the twelve (12) nominees recommended by your Board — by Internet or by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Only the latest validly executed proxy that you submit will be counted — any proxy may be revoked at any time prior to its exercise at the Annual Meeting. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Innisfree M&A Incorporated, at 1 (877) 456-3463 (toll-free from the U.S. and Canada) or +1 (412) 232-3651 from other countries.
In the event that either the Trian Group or the Blackwells Group withdraws its nominees, abandons its solicitation or fails to comply with the universal proxy rules after a shareholder has already granted proxy authority, shareholders can still sign and date a later submitted WHITE proxy card.
In the event that either the Trian Group or the Blackwells Group withdraws its nominees, abandons its solicitation or fails to comply with the universal proxy rules, any votes cast in favor of any Trian Group Nominee or any Blackwells Group Nominee, as applicable, will be

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The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

disregarded and not be counted, whether such vote is provided on the Company’s WHITE proxy card, the Trian Group’s [•] proxy card or the Blackwells Group’s [•] proxy card.
Although the Company is required to include all nominees for election on its proxy card, for additional information regarding the Trian Group Nominees and any other related information, please refer to the Trian Group’s proxy statement and for additional information regarding the Blackwells Group Nominees and any other related information, please refer to the Blackwells Group’s proxy statement. You may receive solicitation materials from the Trian Group, including proxy statements and [•] proxy cards, and from the Blackwells Group, including proxy statements and [•] proxy cards. Disney is not responsible for the accuracy or completeness of any information provided by or relating to (a) the Trian Group, its nominees or the Trian Group Proposal contained in solicitation materials filed or disseminated by or on behalf of the Trian Group or any other statements the Trian Group may make or (b) the Blackwells Group, its nominees or the Blackwells Group Proposal contained in solicitation materials filed or disseminated by or on behalf of the Blackwells Group or any other statements the Blackwells Group may make. Shareholders will be able to obtain, free of charge, copies of all proxy statements, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by the applicable party with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov).
If you are a registered holder and submit a validly executed WHITE proxy card but do not specify how you want to vote your shares with respect to the election of directors, then your shares will be voted in line with the Board’s recommendation with respect to the proposal, i.e., “FOR” the twelve (12) nominees proposed by your Board and named in this proxy statement. You are permitted to vote for fewer then twelve (12) nominees. If you vote for fewer than twelve (12) nominees, your shares will only be voted “FOR” with respect to those nominees you have so marked. However, if you are a registered holder and submit a validly executed WHITE proxy card but vote “FOR” more than twelve (12) nominees, all of your votes with respect to the election of directors will be invalid and will not be counted. It is therefore important that you do not vote ”FOR” more than twelve (12) nominees so that your vote with respect to this item is counted.
If you are a beneficial holder and properly mark, sign and return your WHITE voting instruction form or use your WHITE voting instruction form or notice to vote via Internet, your shares will be voted as you direct your bank or broker. However, if you sign and return your WHITE voting instruction form but do not specify how you want your shares voted with respect to the election of directors, they will be voted in line with the Board’s recommendation with respect to the proposal, i.e., “FOR” the twelve (12) nominees proposed by your Board and named in this proxy statement, depending on the bank or broker through which you hold your shares. You are permitted to vote for fewer then twelve (12) nominees. If you vote for fewer than twelve (12) nominees, your shares will only be voted “FOR” with respect to those nominees you have so marked. If you are a beneficial holder and you vote “FOR” more than twelve (12) nominees on your WHITE voting instruction form, all of your votes with respect to the election of directors will be invalid and will not be counted. It is therefore important that you provide specific instructions to your broker or bank regarding the election of Directors so that your vote with respect to this item is counted.
Each nominee has consented to serve if elected. If any nominee becomes unavailable to serve as a Director before the Annual Meeting, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board. At this time, the Board knows of no reason why any of the Board’s nominees would not be able to serve as a director if elected.

The Board recommends a vote “FOR” ONLY the following twelve (12) persons nominated by the Board:
•Mary T. Barra •Safra A. Catz •Amy L. Chang •D. Jeremy Darroch	•Carolyn N. Everson •Michael B.G. Froman •James P. Gorman •Robert A. Iger	•Maria Elena Lagomasino •Calvin R. McDonald •Mark G. Parker •Derica W. Rice

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The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Proposal 2 | Ratification of Appointment of Independent Registered Public Accountants
The Audit Committee of the Board has concluded that the continued retention of PricewaterhouseCoopers LLP is in the best interests of the Company and its shareholders and appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the fiscal year ending September 28, 2024. Services provided to the Company and its subsidiaries by PricewaterhouseCoopers LLP in fiscal 2023 are described under the section titled “Audit-Related Matters — Auditor Fees and Services” above.
PricewaterhouseCoopers LLP has been the Company’s external auditor continuously since 1938. The Audit Committee evaluates the independent registered public accountant’s qualifications, performance, audit plan, fees and independence each year and considered these factors in connection with the determination to appoint PricewaterhouseCoopers LLP for fiscal 2024. In addition to assuring the regular rotation of the lead audit partner every five years as required by SEC rules, one or more members of the Audit Committee also meets with candidates for the lead audit partner and the Committee discusses the appointment before rotation occurs.
We are asking our shareholders to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accountants. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of PricewaterhouseCoopers LLP to our shareholders for ratification as a matter of good corporate practice.
Representatives of PricewaterhouseCoopers LLP will be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.
The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.

The Board recommends that shareholders vote “FOR” ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for fiscal 2024.

In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee may in its discretion select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

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The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Proposal 3 | Advisory Vote on Executive Compensation
As we do each year and as required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are seeking advisory shareholder approval of the compensation of NEOs as disclosed in the section of this proxy statement titled “Executive Compensation.” Shareholders are being asked to vote on the following advisory resolution:
Resolved, that the shareholders advise that they approve the compensation of the Company’s NEOs, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure shall include the Compensation Discussion and Analysis, the compensation tables, other compensation information and any related material).
The compensation of our executive officers is based on a design that aims to align pay with both the attainment of annual strategic and financial goals, which the Compensation Committee establishes and sustained long-term value creation. The design of our compensation program is detailed in the section of this proxy statement titled “Executive Compensation — Compensation Discussion and Analysis,” and the decisions made by the Compensation Committee under that program for fiscal 2023 are summarized in the section of this proxy statement titled “Proxy Summary” and described in detail in “Executive Compensation — Compensation Discussion and Analysis.” Shareholders should read these sections before deciding how to vote on this proposal.
Although the vote is non-binding, the Board and the Compensation Committee will review the voting results in connection with their ongoing evaluation of the Company’s compensation program. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote. Broker non-votes (as described under “Information About Voting — Voting”) are not entitled to vote on this proposal and will not be counted in evaluating the results of the vote.
We provide our shareholders with this advisory vote to approve executive compensation on an annual basis. We expect that shareholders will next be asked to provide such advisory vote at our annual meeting in 2025.

The Board recommends that shareholders vote “FOR” advisory approval of the resolution set forth above.

91
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Proposal 4 | Approval of Amended and Restated 2011 Stock Incentive Plan
The Board of Directors recommends that shareholders approve the amendment and restatement of the Company’s Amended and Restated 2011 Stock Incentive Plan (the ”2011 Plan”, and as further amended and restated, the ”Amended 2011 Plan”). The Amended 2011 Plan would increase the number of shares of The Walt Disney Company’s common stock (referred to herein as Disney common stock) authorized for issuance thereunder by 115 million shares, from an aggregate of 179 million shares to 294 million shares.
Purpose of the Amended 2011 Plan
The Amended 2011 Plan governs grants of stock-based awards to employees and non-employee Directors. It is designed to support the Company’s long-term business objectives in a manner consistent with our executive compensation philosophy and promote the following key objectives:
•aligning the interest of employees with those of the shareholders;
•reinforcing key Company goals and objectives that help drive shareholder value; and
•attracting, motivating and retaining experienced and highly qualified employees who contribute to the Company's financial success.
Shares Available Under Plans
If approved by the shareholders, the Amended 2011 Plan would increase the number of shares authorized for issuance under the 2011 Plan by 115 million shares, increasing the total number of shares that may be issued from 179 million to 294 million shares.
As of September 30, 2023, 64.5 million shares remained available for issuance of future awards under the 2011 Plan. In addition, 0.4 million shares remained available for future awards pursuant to the Disney/Pixar Plan. Finally, there were 27.7 million shares available for future awards pursuant to the Disney/TFCF Plan, which was approved by the shareholders of TFCF prior to the Company’s acquisition. The plan expired on October 18, 2023, no shares were granted from September 30, 2023 to October 18, 2023 and no shares remain available for future issuance under the Disney/TFCF Plan. As they are no longer available for future issuance, shares previously available under the Disney/TFCF Plan have been excluded from the table immediately below.
The shares that are available for issuance under the 2011 Plan and shares that are available for issuance under the Disney/Pixar Plan may increase to the extent outstanding awards are cancelled due to forfeiture of awards or expiration of awards without exercise. The Company maintains other plans under which there are outstanding awards, but no future awards may be made from those plans.
The following table sets forth the number of shares authorized for future issuance (including shares authorized for issuance pursuant to restricted stock, restricted stock unit and stock awards) as of September 30, 2023, along with the equity dilution represented by the shares available for future awards as a percentage of the common shares outstanding.

SHARE AUTHORIZATION (shares in millions)	Total Shares Available	Equity Dilution: Percent of Basic Common Shares Outstanding[1]

Shares authorized for future awards as of September 30, 20232	64,923,691	3.5%
Requested increase to shares available in the 2011 Plan	115,000,000	6.3%
Shares authorized for future awards after approval of the Amended 2011 Plan[2]	179,923,691	9.8%
1Common shares outstanding as of September 30, 2023 totaled 1,830,050,514.
2Includes shares authorized under the 2011 Plan, and The Walt Disney Company/Pixar 2004 Equity Incentive Plan. There were previously 27,720,535 securities available for future issuance under the Disney/TFCF Plan, which was approved by the shareholders of TFCF prior to the Company’s acquisition. The Disney/TFCF Plan expired on October 18, 2023, no shares remain available for future issuance and they have been excluded from the table. For stock options currently outstanding, weighted average remaining term is 5.22 years.
On January 3, 2024, the equity overhang, or the percentage of outstanding shares (plus shares that could be issued pursuant to plans) represented by all stock incentives granted and those available for future grant under all plans, was 4.7%. Equity overhang was calculated as all shares issuable upon exercise of outstanding options and vesting of outstanding restricted stock units plus shares available for future grant divided by (a) basic common shares outstanding plus (b) shares in the numerator.
The Company believes its overhang level is reasonable and will continue to be so after approval of the Amended 2011 Plan.

92
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

The following table sets forth information regarding awards granted and earned, the run rate for each of the last three fiscal years and the average run rate over the last three years.

RUN RATE (shares in millions)	Fiscal 2021	Fiscal 2022	Fiscal 2023	3-year Average

Stock options granted	1.7	1.8	2.5	2.0
Service-based restricted stock units granted	6.2	12.6	17.4	12.1
Actual performance-based restricted stock units earned[1]	0.2	0.8	0.1	0.4
Weighted average basic common shares outstanding during fiscal year	1,816.0	1,822.0	1,828.0	1,822.0
Run rate[2]	0.45%	0.83%	1.09%	0.79%
1While the table displays the number of performance-based restricted stock units earned in each fiscal year, the Company granted 0.2, 0.2 and 0.3 performance-based restricted stock units in fiscal 2021, 2022 and 2023, respectively.
2Run rate was calculated as (a) all option awards and non-performance restricted stock units granted in a fiscal year plus (b) actual performance-based restricted stock units vested in a fiscal year, divided by (c) the weighted average number of basic common shares outstanding during that fiscal year.
The Company continues to manage its run rate of awards granted over time to levels it believes are reasonable in light of changes in its business and number of outstanding shares while maintaining an overall executive compensation program that is competitive, relevant and motivational.
On January 3, 2024, the closing price of Disney common stock traded on the New York Stock Exchange was $91.65 per share.
Overview of Amended 2011 Plan
Set forth below is a description of the Amended 2011 Plan.
The relative weight of equity compensation in the total compensation package generally increases in relation to a participant’s role in influencing shareholder value.
The Amended 2011 Plan is an “omnibus” stock plan that provides for a variety of equity award vehicles to maintain flexibility. The Amended 2011 Plan permits the grant of stock options, stock appreciation rights, restricted and unrestricted stock awards and stock units. As described more fully in the section titled ”Compensation Discussion and Analysis,” participants currently are generally granted a mix of stock options and restricted stock units. Restricted stock units granted in fiscal 2023 that do not have performance conditions generally vest semi-annually over the first three anniversaries of grant. Restricted stock units granted in fiscal 2023 that have performance conditions vest on the third anniversary of the grant. Except for restricted stock units issued as a part of an executive's bonus, a portion of restricted stock units awarded to senior executives include performance requirements for vesting.
The Amended 2011 Plan does not permit any modification of options or stock appreciation rights that would be treated as a ”repricing” (under applicable rules, regulations or New York Stock Exchange listing requirements) without the approval of shareholders, nor the granting of discounted options or stock options with reload features. The Amended 2011 Plan counts stock appreciation rights as one share for every stock-settled exercise, regardless of the actual number of shares used to settle the stock appreciation right upon exercise. The Amended 2011 Plan does not contain an ”evergreen” provision to automatically increase the number of shares available for future issuance.
Summary of the Amended 2011 Plan
The following is a summary of the material terms of the Amended 2011 Plan.
Plan Administration
The selection of employee participants in the Amended 2011 Plan, the level of participation of each participant and the terms and conditions of all awards are determined by the Compensation Committee. It is intended that each member of the Compensation Committee will be an ”independent director” for purposes of the Company’s Corporate Governance Guidelines, the Compensation Committee's charter and the New York Stock Exchange listing requirements; a ”non-employee Director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and an ”outside director” within the meaning of Section 162(m) of the Internal Revenue Code. Currently, the Compensation Committee is comprised of four directors meeting these independence criteria. The Compensation Committee has the discretionary authority to interpret the Amended 2011 Plan, to prescribe, amend and rescind rules and regulations relating to the Amended 2011 Plan, and to make all other determinations necessary or advisable for the administration of

93
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

the Amended 2011 Plan. The Committee may delegate authority to administer the Amended 2011 Plan as it deems appropriate, subject to the express limitations set forth in the Amended 2011 Plan. In the case of awards under the Amended 2011 Plan to non-employee Directors, the powers of the Compensation Committee will be exercised by the full Board and upon the recommendation of the Governance and Nominating Committee, as applicable.
Limits on Plan Awards
The Board has reserved a maximum of 294 million shares for issuance pursuant to stock options, stock appreciation rights, restricted and unrestricted stock awards and stock unit awards under the Amended 2011 Plan. Each share subject to a stock option or stock appreciation award reduces the number of shares available for issuance under the Amended 2011 Plan by one share, and each share subject to an award of restricted or unrestricted stock, or stock unit awards reduces the number of shares available for issuance by two shares. A maximum of 4,000,000 shares may be granted under the Amended 2011 Plan to an individual pursuant to stock options and stock appreciation rights awarded during any calendar year. For restricted stock, restricted stock units and stock awards, a maximum of 2,000,000 shares may be granted under the Amended 2011 Plan to an individual during any calendar year. These limitations on grants to an individual will be applied in aggregate to all awards granted under any equity-based compensation plan of the Company.
Shares delivered under the Amended 2011 Plan will be authorized but unissued shares of Disney common stock, treasury shares or shares purchased in the open market or otherwise. To the extent that any award payable in shares granted under the Amended 2011 Plan or a predecessor plan is forfeited, cancelled, returned for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made in shares, the shares covered thereby will no longer be charged against the maximum share limitation and will be available for new awards under the Amended 2011 Plan, and will return at the same ratio as the ratio at which they were granted under the terms of the applicable plan. Notwithstanding the foregoing, upon exercise of a stock-settled stock appreciation right, the number of shares subject to the award being exercised shall be counted against the maximum aggregate number of shares of common stock that may be issued under the plan as provided above, on the basis of one share for every share subject thereto, regardless of the actual number of shares used to settle the stock appreciation right upon exercise. Any awards settled in cash will not be counted against the maximum share reserve under the Amended 2011 Plan. Any shares exchanged by a participant or withheld from a participant as full or partial payment to the Company of the exercise price or the tax withholding upon exercise or payment of an award will not be returned to the number of shares available for issuance under the Amended 2011 Plan.
The Company has established a limit on the compensation that may be payable to any non-employee Director. Pursuant to this limit, the sum of (1) the grant date fair value of awards made under the Amended 2011 Plan and payable in shares, (2) the maximum cash value of any other award granted under the Amended 2011 Plan as compensation for services as a non-employee Director (as determined at the date of grant), and (3) any other cash compensation paid to the non-employee Director for services as a member of the Board or any of its committees (including any annual retainer, meeting or similar fees), awarded to a non-employee Director during any fiscal year may not exceed $800,000. This dollar limit is adjusted annually as of the first business day in each such year commencing after fiscal year 2020 to reflect the average increase, if any, in the Consumer Price Index for All Urban Consumers for the prior 12 month period, as reported for by the Bureau of Labor Statistics (or any successor organization thereto). For purposes of applying this limitation, compensation shall be counted against the limit for the fiscal year in which it was granted, and not when paid, earned or distributed.
Eligibility and Participation
All of the approximately 175,000 full-time employees of the Company and its affiliates, as well as the Company’s non-employee Directors, are eligible to participate in the Amended 2011 Plan. Approximately 15,000 employees (including five executive officers of Disney) and non-employee Directors receive long-term incentive awards in a given year, although this may vary from year to year. From time to time, the Compensation Committee (or as to non-employee Directors, the Board) will determine who will be granted awards, the number of shares subject to such grants and all other terms of awards.
As described in the section titled ”Director Compensation”, each non-employee Director is awarded stock units as a portion of the annual compensation payable for services as a member of the Board.
Types of Plan Awards
As described in the section titled ”Compensation Discussion and Analysis,” the Company’s current equity compensation awards to employees generally consist of stock options and restricted stock units. However, to provide the flexibility to address different circumstances or changing competitive practices that may call for the use of different awards, the Amended 2011 Plan authorizes the Compensation Committee to grant a variety of other equity instruments. The types of securities that may be issued under the Amended 2011 Plan are described below.
Stock Options. Stock options granted under the Amended 2011 Plan may be either non-qualified stock options or incentive stock options qualifying under Section 422 of the Internal Revenue Code. The price of any stock option granted may not be less than the fair market value of the Disney common stock on the date the option is granted. The option price is payable in cash, shares of Disney common stock, through a broker-assisted cashless exercise or as otherwise permitted by the Compensation Committee. The Amended 2011 Plan allows the Committee to determine fair market value from several generally accepted alternative methods of establishing such value.

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The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

The Compensation Committee determines the terms of each stock option grant at the time of the grant. The exercise term may not exceed ten years. The Committee specifies at the time each option is granted the time or times at which, and in what proportions, an option becomes vested and exercisable. Vesting may be based on the continued service of the participant for specified time periods or on the attainment of specified business or stock price performance goals established by the Committee or both. The Committee may accelerate the vesting of options at any time and, unless otherwise provided in the award agreement, vesting accelerates if the participant dies or the participant’s employment terminates due to disability while employed by the Company or any of its affiliates.
In general, except for termination for cause as described in the Amended 2011 Plan, a stock option expires on the earlier of the scheduled expiration date and (i) 12 months after termination of service, if service ceases due to disability; (ii) 18 months after termination, if service ceases when the participant is eligible to elect immediate commencement of retirement benefits under a pension plan to which the Company has made contributions; or (iii) if the participant died while employed by the Company or any of its affiliates; or (iv) three months after termination, if service ceases under any other circumstances. The Compensation Committee may provide for extension of the expiration of options in individual option agreements and has done so pursuant to employment agreements of certain officers as described under Payments and Rights on Termination, above.
Stock Appreciation Rights. A stock appreciation right (a “SAR”) entitles the participant, upon settlement, to receive a payment based on the excess of the fair market value of a share of Disney common stock on the date of settlement over the base price of the right, multiplied by the applicable number of shares of Disney common stock. SARs may be granted on a stand-alone basis or in tandem with a related stock option. The base price may not be less than the fair market value of a share of Disney common stock on the date of grant. The Compensation Committee will determine the vesting requirements and the payment and other terms of a SAR, including the effect of termination of service of a participant. Vesting may be based on the continued service of the participant for specified time periods or on the attainment of specified business performance goals established by the Committee or both. The Committee may accelerate the vesting of SARs at any time. Generally, any SAR, if granted, would terminate after the ten-year period from the date of the grant. SARs may be payable in cash or in shares of Disney common stock or in a combination of both as determined by the Committee.
Restricted Stock. A restricted stock award represents shares of Disney common stock that are issued subject to restrictions on transfer and vesting requirements as determined by the Compensation Committee. Vesting requirements may be based on the continued service of the participant for specified time periods or on the attainment of specified business performance goals established by the Committee or both. Subject to the transfer restrictions and vesting requirements of the award, the participant will have the same rights as one of Disney's shareholders, including all voting and dividend rights, during the restriction period, unless the Committee determines otherwise at the time of the grant.
Stock Units. An award of stock units provides the participant the right to receive a payment based on the value of a share of Disney common stock. Stock units may be subject to such vesting requirements, restrictions and conditions to payment as the Compensation Committee determines are appropriate. Vesting requirements may be based on the continued service of the participant for a specified time period or on the attainment of specified business performance goals established by the Committee or both as determined by the Committee. A stock unit award may also be granted on a fully vested basis, with a deferred payment date. Stock unit awards are payable in cash or in shares of Disney common stock or in a combination of both. Stock units may also be granted together with related dividend equivalent rights.
Stock Awards. A stock award represents shares of Disney common stock that are issued free of restrictions on transfer and free of forfeiture conditions and as to which the participant is entitled to all the rights of a shareholder. A stock award may be granted for past services, in lieu of bonus or other cash compensation, as Director’s compensation or for any other valid purpose as determined by the Compensation Committee.
Effect of Change in Control
Awards under the Amended 2011 Plan are generally subject to special provisions upon the occurrence of a “change in control” (as defined in the Amended 2011 Plan) transaction with respect to the Company. Under the Amended 2011 Plan, if within twelve months of a change in control there occurs a “triggering event” (as defined in the Amended 2011 Plan) with respect to the employment of the participant, any outstanding stock options, SARs or other equity awards under the Amended 2011 Plan will generally become fully vested and exercisable, and, in certain cases, paid to the participant. A triggering event is defined generally to include a termination of employment by the Company other than for cause or a termination of employment by the participant following a reduction in position, pay or other constructive termination event. Payments under awards that become subject to the excess parachute payment rules under Section 280G of the Internal Revenue Code may be reduced under certain circumstances.

95
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Clawback Provisions
The Compensation Committee may provide that a participant’s rights under an award will be subject to reduction, cancellation, forfeiture or recoupment, including pursuant to the terms and conditions of any claw back or recoupment policy that the Company may have in effect at any time and from time to time, upon the occurrence of specified events, including violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants. In addition, the Amended 2011 Plan specifically provides that the Compensation Committee may cancel any outstanding award (or any portion thereof), or require reimbursement of all or any portion of any amount that had been paid under any Award within the prior 12 month period if (i) the Committee determines that the participant has engaged in fraud or intentional misconduct that caused the Company’s restatement of any of its financial statements or (ii) the Company has incurred, or could reasonably be expected to incur, reputational harm or financial harm, in either case, related to or arising directly or indirectly from the recipient material misconduct, gross negligence, material misfeasance, or material nonfeasance. For this purpose, (A) “reputational harm” means any significant damage to, or significant impairment of, (i) the Company’s reputation among customers of the Company or its affiliates or other third parties with whom the Company and its affiliates conduct business or (ii) the perception of the quality of the products offered by the Company and its affiliates, and (B) “financial harm” means that the Company or any affiliate incurs or could reasonably be expected to incur any significant monetary loss or expense.
Limited Transferability
All options, stock appreciation rights, restricted stock and restricted stock units granted under the Amended 2011 Plan are nontransferable except upon death, either by the participant's will or the laws of descent and distribution or through a beneficiary designation, or in the case of nonqualified options, during the participant’s lifetime to immediate family members of the participant as may be approved by the Compensation Committee.
Adjustments for Corporate Changes
In the event of stock splits, stock dividends, recapitalizations, reclassifications, mergers, spin-offs or other changes affecting the Company or shares of Disney common stock, equitable adjustments shall be made to the number of shares of Disney common stock available for grant, as well as to other maximum limitations under the Amended 2011 Plan, and the number and kind of shares of Disney common stock or other rights and prices under outstanding awards and other terms of outstanding awards affected by such events.
Term, Amendment and Termination
The termination date of the Amended 2011 Plan is December 4, 2029, unless terminated earlier by the Board of Directors.
The Board may at any time and from time to time and in any respect amend or modify the Amended 2011 Plan. The Board may seek the approval of any amendment or modification by the Company’s shareholders to the extent it deems necessary or advisable in its sole discretion for purposes of compliance with Section 162(m) or Section 422 of the Internal Revenue Code, the listing requirements of the New York Stock Exchange or other exchange or securities market or for any other purpose. No amendment or modification of the Amended 2011 Plan will adversely affect any outstanding award without the consent of the participant or the permitted transferee of the award.
Plan Benefits
Future benefits under the Amended 2011 Plan are not currently determinable. With respect to fiscal year 2023, stock options and restricted stock units were granted under the 2011 Plan to the Company’s named executive officers as set forth in the table in the section titled “Executive Compensation — Compensation Tables — Fiscal 2023 Grants of Plan Based Awards Table,” and options for a total of 347,071 shares and a total of 273,532 restricted stock units, having an aggregate grant date fair value of $37.2 million were awarded to the current executive officers as a group. With respect to fiscal year 2023, stock units and deferred units were granted to current non-employee Directors and had an aggregate grant date fair value of $3.6 million. Options for a total of 2.1 million shares and a total of 17.5 million restricted stock units, having an aggregate grant date fair value of $1,643.2 million, were awarded to employees other than executive officers with respect to fiscal year 2023.

96
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Existing Plan Benefits
The following table sets forth, with respect to each of the individuals and groups indicated, the total number of shares of common stock subject to equity awards that have been granted (even if not currently outstanding) under the 2011 Plan since March 23, 2011 (the date the 2011 Plan became effective) through January 3, 2024.

Name & Principal Position	# of Shares Covered by Options	# of Shares Covered by Restricted Stock Units[1]

Robert A. Iger (Chief Executive Officer)	4,586,161	2,540,484
Kevin A. Lansberry (Interim Chief Financial Officer)	155,223	83,232
Horacio E. Gutierrez (Senior Executive Vice President, General Counsel and Chief Compliance Officer2)	179,248	173,981
Kristina K. Schake (Senior Executive Vice President and Chief Communications Officer)	68,978	64,163
Sonia L. Coleman (Senior Executive Vice President and Chief Human Resources Officer)	66,594	91,179
Robert A. Chapek (Former Chief Executive Officer)	739,994	377,494
Christine M. McCarthy (Former Senior Executive Vice President and Chief Financial Officer)	731,734	376,726
All current executive officers as a group (5 persons)	5,010,186	2,972,410
All non-employee directors as a group (12 persons)	—	100,561
D. Jeremy Darroch (Non-Employee Director Nominee)	—	—
James P. Gorman (Non-Employee Director Nominee)	—	—
All current employees, including all current officers who are not executive officers, as a group	62,825,052	114,759,249
1Includes both time-based restricted stock units and performance-based restricted stock units. With respect to performance-based restricted stock units, as performance for outstanding awards cannot be determined at this time, the table assumes target performance.
2Principal position as of the end of fiscal 2023. On December 21, 2023, Horacio Gutierrez’s title was changed to Senior Executive Vice President, Chief Legal and Compliance Officer.
U.S. Tax Treatment of Awards
Incentive Stock Options. An incentive stock option results in no taxable income to the optionee or deduction to the Company at the time it is granted or exercised. However, the excess of the fair market value of the shares acquired over the option price is an item of adjustment in computing the alternative minimum taxable income of the optionee. If the optionee holds the stock received as a result of an exercise of an incentive stock option for at least two years from the date of the grant and one year from the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain. If the shares are disposed of during this period (i.e., a “disqualifying disposition”), then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares upon exercise of the option over the option price (or, if less, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the fair market value on the date of exercise will be a short-term capital gain. In such case, the Company will be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee’s income as compensation. The optionee’s basis in the shares acquired upon exercise of an incentive stock option is equal to the option price paid, plus any amount includible in the optionee’s income as a result of a disqualifying disposition.
Non-Qualified Stock Options. A non-qualified stock option results in no taxable income to the optionee or deduction to the Company at the time it is granted. An optionee exercising such an option will, at that time, realize taxable compensation in an amount equal to the difference between the option price and the then market value of the shares. A deduction for federal income tax purposes will be allowable to the Company in the year of exercise in an amount equal to the taxable compensation recognized by the optionee.

97
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

The optionee’s basis in such shares is equal to the sum of the option price plus the amount includible in the optionee’s income as compensation upon exercise. Any gain (or loss) upon subsequent disposition of the shares will be a long-term or short-term gain (or loss), depending upon the holding period of the shares.
If a non-qualified option is exercised by tendering previously owned shares of the Company’s common stock in payment of the option price, then, instead of the treatment described above, the following generally will apply: a number of new shares equal to the number of previously owned shares tendered will be considered to have been received in a tax-free exchange; the optionee’s basis and holding period for such number of new shares will be equal to the basis and holding period of the previously owned shares exchanged. The optionee will have compensation income equal to the fair market value on the date of exercise of the number of new shares received in excess of such number of exchanged shares; the optionee’s basis in such excess shares will be equal to the amount of such compensation income; and the holding period in such excess shares will begin on the date of exercise.
Stock Appreciation Rights. Generally, the recipient of a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the employee at the time it is received. If an employee receives the appreciation inherent in the SARs in stock, the spread between the then current fair market value of the stock and the base price will be taxed as ordinary income to the employee at the time the stock is received. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the settlement of an SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the settlement.
Other Awards. The current United States federal income tax consequences of other awards authorized under the Amended 2011 Plan are generally in accordance with the following: (i) restricted stock is generally subject to ordinary income tax at the time the restrictions lapse, unless the recipient elects to accelerate recognition as of the date of grant; (ii) stock unit awards are generally subject to ordinary income tax at the time of payment; and (iii) unrestricted stock awards are generally subject to ordinary income tax at the time of grant. In each of the foregoing cases, the Company will generally be entitled to a corresponding federal income tax deduction at the same time the participant recognizes ordinary income.
Section 162(m). Compensation of certain persons who are “covered employees” of the Company is subject to the tax deduction limits of Section 162(m) of the Internal Revenue Code. As a result of changes in the tax laws effective for taxable years beginning after 2017, with limited exception, compensation payable to any person who at any time after any fiscal year beginning after 2016 is or was a “named executive officer” of the Company whose compensation was required to be disclosed will be nondeductible for federal income tax purposes to the extent that such compensation exceeds $1 million in any fiscal year.
Section 409A. Acceleration of income, additional taxes, and interest apply to nonqualified deferred compensation that is not compliant with Section 409A of the Internal Revenue Code. To be compliant with Section 409A rules with respect to the timing of elections to defer compensation, distribution events and funding must be satisfied. The terms of the Amended 2011 Plan are intended to ensure that awards under it will not be subject to adverse tax consequences applicable to deferred compensation under Section 409A.
Tax Treatment of Awards to Non-Employee Directors and to Employees Outside the United States. The grant and exercise of options and awards under the Amended 2011 Plan to non-employee Directors and to employees outside the United States may be taxed on a different basis.
Voting
The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval of the Amended 2011 Plan. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote. Broker non-votes (as described under “Information About Voting — Voting”) will not be considered entitled to vote on this item and therefore will not be counted in determining the number of shares necessary for approval.

The Board of Directors recommends a vote “FOR” approval of the amendment and restatement of the Amended and Restated 2011 Stock Incentive Plan.

98
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Shareholder Proposals
The Company has been notified that four shareholders of the Company each intend to present a proposal for consideration at the Annual Meeting. The shareholders making these proposals have presented the proposals and supporting statements set forth below, and we are presenting the proposals and the supporting statements as they were submitted to us. While we take issue with certain of the statements contained in the proposals and the supporting statements, we have limited our response to the most important points and have not attempted to address all the statements with which we disagree. The names of co-filing proponents, if any, and address and stock ownership of all proponents will be furnished by the Company’s Secretary to any person, orally or in writing as requested, promptly upon receipt of any oral or written request.
The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on the shareholder proposals will be required for approval of the proposals. Abstentions will be counted as represented and entitled to vote and will have the effect of a negative vote on the shareholder proposals. Broker non-votes (as described under the section titled “Information About Voting — Voting”) will not be considered entitled to vote on the shareholder proposals and will not be counted in determining the number of shares necessary for approval of the proposals. The shareholder proposals will be voted on at the Annual Meeting only if properly presented by or on behalf of the proponents.
This preliminary proxy statement does not contain certain shareholder proposals. Any shareholder proposals outstanding at the time of filing the definitive proxy statement for which we do not receive no-action relief from the SEC will be included in the definitive proxy statement.

99
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Proposal — Section 16 Officers Termination Payments
Kenneth Steiner, represented by John Chevedden, has notified the Company that he intends to present the following proposal for consideration at the Annual Meeting.
Proposal 5 – Shareholder Ratification of Excessive Golden Parachutes
Shareholders request that the Board seek shareholder approval of new or renewed pay packages that provide for a golden parachute with an estimated total value exceeding 2.99 times the sum of the executive’s base salary plus target short-term bonus. This proposal only applies to Section 16 Officers.
Golden parachutes include cash, equity or other compensation that is paid out or vests due to a senior executive’s termination for any reason. Payments include those provided under employment agreements, severance plans, and change-in-control clauses in long-term equity plans, but not life insurance, pension benefits, or deferred compensation earned and vested prior to termination.
Estimated total value includes: lump-sum payments; payments offsetting tax liabilities; perquisites or benefits not vested under a plan generally available to management employees; post-employment consulting fees or office expense; and equity awards if vesting is accelerated, or a performance condition waived, due to termination.
The Board shall retain the option to seek shareholder approval at an annual meeting after material terms are agreed upon.
Generous performance-based pay can sometimes be justified but shareholder ratification of golden parachutes with a total cost exceeding 2.99 times base salary plus target short-term bonus better aligns management pay with shareholder interests.
This proposal is relevant even if there are current golden parachute limits. A limit on golden parachutes is like a speed limit. A speed limit by itself does not guarantee that the speed limit will never be exceeded. Like this proposal the rules associated with a speed limit provide consequences if the limit is exceeded. With this proposal the consequences are simply a non-binding shareholder vote is required for unreasonably high golden parachutes at a regular scheduled shareholder meeting.
This proposal places no limit on long-term equity pay or any other type of executive pay. This proposal thus has no impact on the ability to attract executive talent or discourage the use of long-term equity pay because it places no limit on golden parachutes. It simply requires that extra large golden parachutes be subject to a non binding shareholder vote at a shareholder meeting already scheduled for other matters.
This proposal is especially relevant because the annual say on executive pay vote does not have a separate section for approving or rejecting golden parachutes.
The topic of this proposal received between 51% and 65% support at:
FedEx
Spirit AeroSystems
Alaska Air
Please vote yes:
Shareholder Ratification of Excessive Golden Parachutes – Proposal 5
Board Recommendation
The Board recommends that you vote against this proposal.
Our executive compensation policies and practices, particularly the new cash severance policy, effectively balance executive and shareholder interests by providing the opportunity to pay reasonable and appropriate post-termination compensation within reasonable and appropriate parameters. The Company has already adopted a cash severance policy pursuant to which the Company may not commit to provide any cash severance payment that will exceed 2.99 times the sum of base salary plus target bonus for Section 16 officers without shareholder approval. Adoption of the current proposal could prevent us from effectively recruiting, motivating and retaining the highest quality candidates in a competitive talent market, which would be adverse to the interest of shareholders.

100
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Additionally, shareholders already have the opportunity to express their opinion of the Company’s executive compensation program formally and informally. As such, the proposal is not in the best interests of the Company or its shareholders and does not enhance shareholder value.
In direct response to shareholder feedback, in December 2023, the Compensation Committee adopted a policy that the Company will not enter into any new agreement that provides, or amend any existing agreement to provide, any Section 16 officer the right to any cash severance payment that would exceed 2.99 times the sum of such officer’s base salary plus target bonus without shareholder approval. We believe this cash severance policy provides a reasonable limitation on our severance arrangements while allowing the Company to align executive compensation with shareholder interests, and attract and retain top talent in a competitive talent market. Accordingly, the existing policy is also more carefully tailored and appropriate for the Company than the proposal.
Our Compensation Committee, composed entirely of independent directors elected annually to the Board by our shareholders, and our Board are in the best position to design and implement executive compensation practices and principles that are aligned with the interests of our shareholders. To do that, the Compensation Committee and Board must maintain the flexibility and discretion to structure and provide an overall compensation program (including post-termination compensation) that is competitive and continues to attract key leaders to run our business. The Compensation Committee reviews and approves employment agreements and compensation arrangements for executive officers, taking into account market practices and the Company’s strategic, operational and financial goals. These employment agreements include language to limit severance pay at a level that the Compensation Committee and the Board felt was aligned with market practice and sufficient to attract and retain talent. The proposal would unduly limit the Compensation Committee’s and Board’s ability to exercise their judgment and take away their flexibility to tailor the Company’s executive compensation programs to meet the Company’s particular needs at any given time or in any particular circumstance.
Furthermore, the proposal’s restrictions on not only cash payments but also the acceleration of outstanding equity awards upon a termination event, could undermine retention without a countervailing benefit. Our Amended and Restated 2011 Stock Incentive Plan, which was approved by our shareholders with 91% of the votes at our 2020 Annual Meeting of Shareholders, grants the Compensation Committee discretion in establishing the vesting of equity awards. It also expressly provides accelerated vesting of equity awards in the event of death, disability or, in the event an executive’s employment is terminated without cause or by the executive for good reason in connection with a change of control of the Company (i.e., double-trigger). The Board and the Compensation Committee believe that double-trigger acceleration of equity awards, which have been granted as part of the executive’s annual compensation for years prior to the potential transaction, is appropriate and consistent with market practice. It also encourages executives to remain with the Company during a potential change in control, which further aligns their interests with those of our shareholders when evaluating any such potential transaction. In addition, in the event of any merger, acquisition or other similar event, shareholders would have a further opportunity to express their views on any compensation to our executives in connection with that transaction.
More broadly, the proposal is not an effective manner to gather shareholder feedback regarding executive compensation. Our existing practices governing post-termination compensation for executives are described in our proxy statement each year and, as such, shareholders have the opportunity to address those practices through our annual say-on-pay vote and the New York Stock Exchange’s requirement to seek shareholder approval of equity compensation plans and material revisions thereto. In 2023, the executive compensation program received approval by approximately 86 % of votes cast, an indicator of our shareholders’ support and understanding of our executive compensation strategy.
Outside of the annual advisory vote, shareholders also have extensive opportunities to express their views on the executive compensation program through the Company’s robust, year-round shareholder outreach program. We have a long history of extensive shareholder engagement and making changes in response to shareholder feedback. For example, since 2021, we have annually contacted at least 85% of our 50 largest shareholders and over 46% of our total shares outstanding. Among the resulting engagements were discussion of both compensation and governance matters, and participation by the Chair of the Compensation Committee. The feedback received from shareholders during engagements directly contributed to a number of changes to our compensation program. A comprehensive account of recent changes can be found within the section of this proxy statement titled “Proxy Summary – Shareholder Engagement and Responsiveness – Commitment to Investor Engagement.” As mentioned above, we adopted our new cash severance policy in response to shareholder feedback. Since shareholders already have the opportunity to express their perspective on the equity compensation program both formally and informally, the proposal does not provide additional value.

X	Accordingly, the Board recommends that you vote “AGAINST” this proposal, and if the proposal is presented, your proxy will be voted against this proposal unless you specify otherwise.

101
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Proposal — Report on Political Expenditures
The Educational Foundation of America has notified the Company that they intend to present the following proposal for consideration at the Annual Meeting.
Political Expenditures Misalignment with Company Values
WHEREAS: Public data collected by OpenSecrets.org show that The Walt Disney Company (“Disney”) and its employee PAC rank in the top 1% of political donors.1
As long term shareholders of Disney, we support transparency and accountability in corporate electoral spending. Informed disclosure is in the best interest of the company and its shareholders. As the Supreme Court recognized in its 2010 Citizens United decision, such transparency “permits citizens and shareholders to react to the speech of corporate entities in a proper way” and “enables the electorate to make informed decisions and give proper weight to different speakers and messages.”
Greater political spending transparency is associated with increased investment levels, both domestic and foreign, and decreased investment volatility.2 Increased institutional investment, increased analyst following, and decreased analyst forecast error and forecast dispersion are all positively correlated with greater transparency.3
Disney publicly discloses a policy on corporate political spending and its direct contributions to candidates, parties, and committees. However, greater transparency is warranted because Disney does not disclose information regarding misalignment between its political spending and the company’s publicly stated values and vision as articulated in its CSR Report and related ESG disclosures. Investors are unable to determine if Disney is directing its political expenditures in a way that is consistent with company values and interests and mitigates reputation risk.
To minimize values misalignment and reputation and brand risk, Disney should establish clear policies and reporting on such misalignment.
RESOLVED: Shareholders request the Board annually publish a report, at reasonable expense, analyzing the congruence of Disney’s political and electioneering expenditures during the preceding year against Disney’s publicly stated company values and policies. The report should state whether Disney has made, or plans to make, changes in contributions or communications as a result of identified incongruencies.
SUPPORTING STATEMENT: Proponents recommend, at management discretion, that Disney include in its analysis metrics that illuminate the degree to which political contributions align with stated values and policy priorities year over year, and present such metrics in the aggregate.
Proponents further recommend that the report also contain management’s analysis of risks to our company’s brand, reputation, or shareholder value of political spending, including expenditures for electioneering communications, that conflict with publicly stated company values. “Expenditures for electioneering communications” means spending, from the corporate treasury and from its PACs, during the year, directly or through third parties, in printed, internet, or broadcast communications, which are reasonably susceptible to interpretation as being in support of or in opposition to a specific candidate.
__________________________________
1 https://www.opensecrets.org/orgs/walt-disney-co/summary?id=d000000128
2 https://doi.org/10.1016/j.jcorpfin.2018.08.014
3 https://www.sciencedirect.com/science/article/abs/pii/S0929119918301135
Board Recommendation
The Board recommends that you vote against this proposal.
The report requested does not enhance shareholder value, is designed to serve the particular interests of the proponent and is unnecessary given our demonstrated commitment to transparency in political expenditures disclosures. Thus, it is neither a needed nor productive use of the Company’s resources.
The Company’s political and lobbying strategy is governed by a robust process and oversight structure. The Board has delegated oversight of lobbying and political strategy to the Governance and Nominating Committee. The Governance and Nominating Committee receives regular updates regarding public policy issues, the Company’s direct and indirect lobbying activities and trade association memberships. In addition, the Governance and Nominating Committee monitors public policy issues that may pose a reputational risk to the Company.

102
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

The Company provides transparency and accountability through significant disclosures regarding its political and lobbying activities. This ongoing commitment is most recently reflected in additional actions taken in 2023, including enhancing disclosure to outline steps that may be taken when a trade association is not aligned with the Company on its core policy issues.
In response to shareholder feedback, the Company significantly enhanced its Political Giving and Participation in the Formulation of Public Policy, which can be found on the Company’s Impact website, in recent years to include, among other things:
•Information regarding the Company’s membership in U.S.-based trade associations, including the portion of dues used for lobbying activities, the maximum range of payments, its prohibition of the use of its dues for political candidate contributions and the primary purpose and rationale for each trade association membership;
•Identification of the core policy issues on which the company’s political giving is focused;
•Actions the Company may take when a trade association is not aligned with the Company on core policy issues, including working within the trade associations to seek to drive alignment of key issues where possible, refraining from contributing to a trade association, and joining other trade associations or engaging in the forums the Company deems most productive regarding the issue, including by acting with others in a coalition;
•Details of its contributions to candidates for office on a semi-annual basis, as part of a five-year archive maintained on the website; and
•Readily-available U.S. federal and state lobbying disclosure reports.
As a result of these extensive measures, the Company continues to be recognized as one of the leaders for political disclosure and practices among S&P 500 companies. In 2023, 2022, 2021, 2020 and 2019, the Center for Political Accountability Zicklin Index of Corporate Political Disclosure and Accountability — which benchmarks the political disclosure and accountability policies and practices of leading U.S. public companies — recognized the quality of the Company’s disclosure and practices and ranked the Company among the First Tier of S&P 500 companies.
The Company already takes steps to oversee, understand, assess and address, as appropriate, any misalignment between its political and electioneering expenditures and lobbying activities and its public policy positions and statements. However, alignment with any organization or politician on every matter of importance is unlikely to be achieved. Companies routinely engage with those with whom they do not agree on any number of topics. A report on that alignment could be misleading and counterproductive to such engagement and does not add value to shareholders.
Further, this is a proponent with a narrow focus that is seeking to micromanage the Company’s political engagement to advance a limited, particular agenda rather than recommend an action to enhance shareholder value.
The Company’s robust disclosures enable shareholders to assess the alignment of the Company’s lobbying activities with its public positions and statements and to assess the risks presented by any potential misalignment. The Board therefore believes that the report sought by the proponent would not provide meaningful additional information to shareholders to merit the resources required to provide the requested report.

X	Accordingly, the Board recommends that you vote “AGAINST” this proposal, and if the proposal is presented, your proxy will be voted against this proposal unless you specify otherwise.

103
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

The Trian Group Proposal
Trian Group Proposal — Amendment to the Bylaws
The Trian Group has notified the Company that it intends to present the following proposal for consideration at the Annual Meeting.
Repeal of each provision or amendment of the Bylaws that has been adopted by the Board (and not by the stockholders of the Company) subsequent to the approval of the Bylaws by the Board on November 30, 2023 (the “Bylaws Proposal”).
RESOLVED, that each provision or amendment of the Amended and Restated Bylaws of The Walt Disney Company (the “Corporation”) approved by the Board of Directors of the Corporation (and not by the Corporation’s stockholders) subsequent to November 30, 2023 and prior to the approval of this resolution be, and hereby is, repealed, effective as of the time this resolution is approved by the Corporation’s stockholders.
Board Recommendation
The Board carefully considered the Bylaws Proposal and concluded, for the reasons noted below, that a blanket prohibition on Bylaw amendments prior to the Annual Meeting would not be in the best interests of the Company and our shareholders.
Each of the members of the Board has fiduciary duties to the Company’s shareholders. Specifically, the Board is responsible for managing, or directing the management of, the business and affairs of the Company. In meeting this responsibility, the Board has a fiduciary duty to act in the best interests of the Company and all of its shareholders. Further, the Company has adopted policies and practices designed to ensure and encourage its independent exercise of such duty. As a result, the Company’s Bylaws expressly provide that the Bylaws may be amended by the Board. It is important that the Board’s ability to act in the best interests of the Company and all shareholders not be limited.
The Board believes that the Bylaws Proposal would undermine the ability of the Board to oversee the business and affairs of the Company and to protect all of the Company’s shareholders, as it would limit the Board’s ability to adopt changes to the Bylaws (which is expressly permitted by the Bylaws), even in cases where the Board determines that the changes are in the best interests of the Company and its shareholders.
While the Board has not adopted any amendments to the Bylaws after November 30, 2023 and does not currently expect to adopt any amendments to the Bylaws prior to the Annual Meeting, the Board may determine that an amendment is in the best interest of the shareholders. The Board believes that the automatic repeal of any duly adopted Bylaw amendment, irrespective of its content, could have the effect of repealing one or more properly adopted Bylaw amendments that the Board determined to be in the best interests of the Company and its shareholders and that was adopted in furtherance of the Board’s fiduciary duties and in accordance with the Bylaws, including in response to future events not yet known to the Company.

X	Accordingly, the Board recommends that you vote “AGAINST” this proposal, and if the proposal is presented, your proxy will be voted against this proposal unless you specify otherwise.

104
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

The Blackwells Group Proposal
Blackwells Group Proposal — Advisory Vote on Board Size and Related Vacancies
The Blackwells Group has notified the Company that it intends to present the following advisory resolution for consideration at the Annual Meeting (the “Advisory Vote Proposal”):
Resolved, that the stockholders of the Company adopt a non-binding, advisory resolution requesting that, in the event any candidate of The Walt Disney Company fails to be elected at the 2024 Annual Meeting for failure to receive more votes than a non-Walt Disney Company nominee, the board of directors of The Walt Disney Company shall take all necessary actions to increase the size of the board by the number of Walt Disney Company nominees so failing to be elected and appoint any and all such Walt Disney Company nominees to fill the newly created corresponding vacancies.
Board Recommendation
The Board carefully considered the Advisory Vote Proposal and concluded, for the reasons noted below, that an increase in the size of the Board for the purpose of overriding the results of an election of directors would not be in the best interests of the Company and our shareholders, even if any such resulting vacancies would be filled by the nominees recommended by your Board.
Working closely with the full Board, the Governance and Nominating Committee develops criteria for Board membership, taking into account the needs of the Board and the Company at the time, and regularly assesses the composition of the Board and considers the extent to which the Board continues to reflect such criteria. In connection therewith, the Board also assesses its size from time to time to consider whether it would be prudent and in the best interests of the Company and our shareholders to increase or decrease its size.
In light of such assessments, the Board believes that the slate of twelve talented directors recommended by the Board represents the optimal size and composition, with skill sets, experiences and professional backgrounds representing a diversity of perspectives and characteristics that are particularly relevant to Disney’s business and strategic objectives. However, even if any of such twelve directors recommended by your Board are not elected to the Board, the Board intends to respect the results of the election and the will of our shareholders. Further, the Board believes that the size and composition of the Board should be carefully tailored to the current needs of the Board and Company at the time. Accordingly, the Board does not believe that increasing the size of the Board and appointing the unelected directors as provided by the proposal would be in the best interests of shareholders.
The Board, together with the Governance and Nominating Committee, will continue to assess the size and composition of the Board from time to time to determine whether any increase or decrease would be in the best interests of the Company and our shareholders, and in such case, take the necessary actions to effect such change, as permitted under the Company’s bylaws.

X	Accordingly, the Board recommends that you vote “AGAINST” this proposal, and if the proposal is presented, your proxy will be voted against this proposal unless you specify otherwise.

105
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Other Matters
Management is not aware of any other matters that will be presented at the Annual Meeting. However, if any other question not described in this proxy statement that requires a vote is properly presented at the Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

106
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Information About Voting

Shares Outstanding
Shareholders owning Disney common stock at the close of business on [•], 2024 (the “Record Date”) may vote at the Annual Meeting and any postponements or adjournments of the meeting. As of the Record Date, [•] shares of Disney common stock were outstanding. Each share is entitled to one vote on each matter considered at the Annual Meeting.
Attendance at the Meeting
This year’s Annual Meeting will be a virtual meeting of the shareholders conducted via live webcast. All shareholders of record on [•], 2024 are invited to participate in the meeting. We have structured our virtual meeting to provide shareholders the same rights as if the meeting were held in person, including the ability to vote shares electronically during the meeting and ask questions in accordance with the rules of conduct for the meeting.
In order to attend the virtual meeting, you must register in advance no later than [•], 2024 by visiting www.ProxyVote.com/Disney and selecting “Attend a Meeting.” You will need the 16-digit control number included on your notice, WHITE voting instruction form or WHITE proxy card. You will receive a confirmation e-mail with information on how to attend the meeting. On the day of the meeting, you will be able to participate in the annual meeting by visiting www.virtualshareholdermeeting.com/DIS2024 and entering the same 16-digit control number you used to pre-register and as shown in your confirmation e-mail. Beneficial shareholders who do not have a 16-digit control number should follow the instructions provided on the voting instruction form provided by your broker, bank or other nominee. In addition to pre-registering for the meeting, beneficial holders that wish to vote must provide a legal proxy from their bank, broker or other nominee when they vote at the meeting. Such beneficial owners are strongly encouraged to obtain the legal proxy at least five days prior to the meeting. You will need to have an electronic image (such as a pdf file or scan) of the legal proxy ready to include when voting.
Questions relevant to meeting matters will be taken and answered during the meeting as time allows. If we receive substantially similar questions, we may group questions together and provide a single response to avoid repetition.
Shareholders of record at the close of business on [•], 2024 who have pre-registered and wish to ask a question may submit a question in advance of or during the Annual Meeting. To submit a question in advance of the Annual Meeting, visit www.ProxyVote.com/Disney and enter your 16-digit control number included in your notice, WHITE voting instruction form or WHITE proxy card. Questions submitted in advance must be submitted before 11:59 P.M. Eastern Time on [•], 2024. To submit a question during the Annual Meeting via the virtual meeting platform, visit www.virtualshareholdermeeting.com/DIS2024 and enter the 16-digit control number included in your notice, WHITE voting instruction form or WHITE proxy card.
Additional information regarding the rules and procedures for participating in the virtual Annual Meeting will be provided in our meeting rules of conduct, which shareholders can view during the meeting at the meeting website.
If you have any technical difficulties or any questions regarding the virtual meeting website, please call the support team at the number listed on the log-in screen. If there are any technical issues in convening or hosting the meeting, we will promptly post information to our Investor Relations website, www.disney.com/investors, including information on when the meeting will be reconvened.
Please note that participation in the meeting is limited due to the capacity of the host platform and access to the meeting will be accepted on a first-come, first-served basis once electronic entry begins. Electronic entry to the meeting will begin at [•] a.m. PT and the meeting will begin promptly at [•] a.m. PT. If you cannot attend the meeting or if you are not a shareholder of record, you can still listen to the meeting, which will be available on our Investor Relations website.

107
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Voting
How to Vote. Shareholders have a choice of voting over the Internet or by marking, signing, dating and returning the WHITE proxy card or WHITE voting instruction form.
•To vote by Internet, go to the website specified on the WHITE proxy card, WHITE voting instruction form or notice you received and follow the instructions there. You will need the control number included on your WHITE proxy card, WHITE voting instruction form or notice.
•If you received your proxy materials by e-mail, you may access the voting website by simply clicking on the “VOTE NOW” button shown in the e-mail.
•To vote by mail:
◦If you received a hard-copy WHITE proxy card or WHITE voting instruction form, simply mark, sign, date and return it in the postage-paid envelope provided.
◦If you received a notice and wish to vote by returning a hard-copy WHITE proxy card or WHITE voting instruction form, you can request a full set of materials at no charge through one of the methods listed below. To facilitate timely delivery, request the materials on or before [•], 2024.
1)by Internet: www.ProxyVote.com/Disney
2)by telephone: 1-800-579-1639
3)by e-mail: sendmaterial@proxyvote.com (your e-mail should contain the 16-digit control number in the subject line)
Once you receive the WHITE proxy card or WHITE voting instruction form, simply mark, sign, date and return the hard-copy WHITE proxy card or WHITE voting instruction form in the postage-paid envelope provided.
•To vote at the Virtual Annual Meeting: We strongly encourage you to vote your proxy by Internet or mail prior to the meeting, even if you plan to attend the virtual Annual Meeting. Please also note that in order to attend and vote at the Annual Meeting, you must have already pre-registered for the meeting no later than [•], 2024. Once you have pre-registered, you will receive a confirmation e-mail with information on how to attend and vote at the meeting.
◦Registered holders may log into the virtual Annual Meeting website at www.virtualshareholdermeeting.com/DIS2024, click on the ballot posted on the site and follow the instructions provided on the ballot.
◦If you are the beneficial owner of shares held in street name, in order to vote at the meeting, you will need to provide a legal proxy from your bank, broker or other nominee. Beneficial owners are strongly encouraged to obtain the legal proxy at least 5 days prior to the meeting. Beneficial owners will need to have an electronic image (such as a pdf file or scan) of the legal proxy ready to include when voting. You should refer to the voting instructions provided by your brokerage firm, bank, or other holder of record for information about how to obtain a legal proxy.
Your Board of Directors strongly urges you to discard and NOT vote using any [•] proxy card sent to you by the Trian Group or any [•] proxy card sent to you by the Blackwells Group.
Deadline for Voting. The deadline for voting electronically is 11:59 p.m., Eastern Time, on [•], 2024. If you have timely pre-registered, you may attend the virtual meeting and vote your shares by ballot at the meeting.
Proxies Submitted but not Voted. If you are a registered holder and properly sign and return your WHITE proxy card or complete your proxy via Internet, your shares will be voted as you direct. If you sign and return your WHITE proxy card but do not specify how you want your shares voted, they will be voted FOR the election of all nominees for Director recommended by your Board as set forth under “Items to Be Voted On — Election of Directors,” FOR the ratification of the appointment of the independent registered public accountants, FOR the advisory vote on executive compensation, FOR the approval of the Amended and Restated 2011 Stock Incentive Plan, AGAINST the Trian Group Proposal, AGAINST the Blackwells Group Proposal and AGAINST each other shareholder proposal. You are permitted to vote for fewer than twelve (12) nominees. If you vote for fewer than twelve (12) nominees, your shares will only be voted “FOR” with respect to those nominees you have so marked. If you are a registered holder and submit a validly executed WHITE proxy card but vote “FOR” more than twelve (12) nominees, all of your votes with respect to the election of directors will be invalid and will not be counted.
If you are a beneficial holder and properly mark, sign and return your WHITE voting instruction form or complete your voting instruction form via Internet, your shares will be voted as you direct your bank or broker. However, if you sign and return your WHITE voting instruction form but do not specify how you want your shares voted with respect to the Election of Directors, then your shares may be voted in line with the Board’s recommendation with respect to the proposal, i.e., “FOR” the twelve (12) nominees proposed by your Board and named in this proxy statement, depending on the bank or broker through which you hold your shares, as set forth under “Items to Be Voted On — Election of Directors,” FOR the ratification of the appointment of the independent registered public accountants, FOR the advisory vote on executive compensation, FOR the approval of the Amended and Restated 2011 Stock Incentive Plan, AGAINST the Trian Group Proposal, AGAINST the Blackwells Group Proposal and AGAINST each other shareholder proposal. The Board strongly urges you to mark your WHITE voting instruction form in accordance with the Board’s recommendations. You are permitted to vote for fewer than

108
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

twelve (12) nominees. If you vote for fewer than twelve (12) nominees, your shares will only be voted “FOR” with respect to those nominees you have so marked. If you are a beneficial holder and submit a validly executed WHITE voting instruction form but vote “FOR” more than twelve (12) nominees, all of your votes with respect to the election of directors will be invalid and will not be counted.
Revocation of Proxies. You may revoke your proxy and change your vote at any time before the close of balloting at the Annual Meeting by submitting a written notice to the Secretary, by submitting a later dated and properly executed proxy card (including by means of an Internet vote) or by voting at the virtual Annual Meeting.
If you have already voted using a [•] proxy card sent to you by the Trian Group or a [•] proxy card sent to you by the Blackwells Group, you have every right to change your vote and we strongly urge you to revoke that proxy by using the WHITE proxy card to vote in favor of ONLY the twelve (12) nominees recommended by your Board (Mary T. Barra, Safra A. Catz, Amy L. Chang, D. Jeremy Darroch, Carolyn N. Everson, Michael B.G. Froman, James P. Gorman, Robert A. Iger, Maria Elena Lagomasino, Calvin R. McDonald, Mark G. Parker and Derica W. Rice) by mail or via the Internet. Only the latest validly executed proxy that you submit will be counted – any proxy may be revoked at any time prior to its exercise at the Annual Meeting.
Confirmation of Voting. From [•], 2024 through [•], 2024, depending on how you hold your shares, you may be able to confirm your vote beginning twenty-four hours after your vote is received, whether it was cast by proxy card or electronically. To obtain vote confirmation, log onto www.ProxyVote.com/Disney using the 16-digit control number located on your notice or WHITE proxy card. If you hold your shares through a bank or brokerage account, the ability to confirm your vote may be affected by the rules of your bank or broker and the confirmation will not confirm whether your bank or broker allocated the correct number of shares to you.
Plan Participants. If you participate in the Disney Savings and Investment Plan or the Disney Hourly Savings and Investment Plan, you may give voting instructions for the number of shares of common stock you hold in the plan as of the Record Date. You may provide voting instructions to Fidelity Management Trust Company by voting online or by completing and returning a WHITE voting instruction form if you received one. The trustee will vote your shares in accordance with your duly executed instructions received by [•], 2024. If you do not send instructions, an independent fiduciary has been selected to determine how to vote all shares for which the trustee does not receive valid and timely instructions from participants. You may revoke previously given voting instructions by [•], 2024, by either revising your instructions online or by submitting to the trustee a properly completed and signed WHITE voting instruction form bearing a later date. Your voting instructions will be kept confidential by the trustee.
Because of the expected contested nature of the solicitation, it is very important that you direct the trustee how to vote your plan shares. Your Board does not endorse the Trian Group Nominees or the Blackwells Group Nominees and unanimously recommends that you use the WHITE voting instruction form to direct your trustee to vote your shares “FOR” ONLY the election of the twelve (12) nominees recommended by your Board (Mary T. Barra, Safra A. Catz, Amy L. Chang, D. Jeremy Darroch, Carolyn N. Everson, Michael B.G. Froman, James P. Gorman, Robert A. Iger, Maria Elena Lagomasino, Calvin R. McDonald, Mark G. Parker and Derica W. Rice). The Board strongly urges you NOT to vote using any [•] voting instruction form that may be sent to you by the Trian Group or any [•] voting instruction form that may be sent to you by the Blackwells Group and strongly urges you not to support the election of Mr. Peltz or Mr. Rasulo, each of whom are the Trian Group Nominees, or of Mr. Hatkoff, Ms. Schell or Ms. Solivan, each of whom are the Blackwells Group Nominees.
Broker Voting. Under New York Stock Exchange Rules, the proposal to approve the appointment of independent auditors is considered a “discretionary” item, to the extent your brokerage firm has not provided you with the Trian Group’s proxy materials or with the Blackwells Group’s proxy materials. This means that such brokerage firms may vote in their discretion on this matter on behalf of clients who have not been provided with the Trian Group’s proxy materials or with the Blackwells Group’s proxy materials and have not furnished voting instructions by the date of the Annual Meeting. In contrast, the election of Directors, the advisory vote on executive compensation, the approval of the Amended and Restated 2011 Stock Incentive Plan, the Trian Group Proposal, the Blackwells Group Proposal and the other shareholder proposals are “non-discretionary” items. This means brokerage firms that have not received voting instructions from their clients on these proposals may not vote on them. These so-called “broker non-votes” will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval and will have no effect on the outcome of the vote for Directors, the advisory vote on executive compensation, the approval of the Amended and Restated 2011 Stock Incentive Plan, the Trian Group Proposal, the Blackwells Group Proposal and the other shareholder proposals.
Results of Voting. Given that we expect the Annual Meeting to be a contested meeting, we will not be announcing preliminary results of the voting at the Annual Meeting. We will publicly disclose preliminary results of voting at the Annual Meeting based on the preliminary report of the Independent Inspector of Elections on a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting, and final results as certified by the Independent Inspector of Elections as soon as practicable thereafter.

109
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Certain Relationships and Related Person Transactions

The Board has adopted a written policy for review of transactions in any fiscal year in which the Company is a participant and in which any Director, Director nominee, executive officer, holder of more than 5% of our outstanding shares or any immediate family member of any of these persons has a direct or indirect material interest. Directors, Director nominees, 5% shareholders and executive officers are required to inform the Company of any such transaction promptly after they become aware of it and the Company collects information from Directors, Director nominees and executive officers about their affiliations and affiliations of their family members so the Company can search its records for any such transactions. Transactions are presented to the Governance and Nominating Committee of the Board (or to the Chair of the Committee if the Committee delegates this responsibility) for approval before they are entered into or, if this is not possible, for ratification after the transaction has been entered into. The Committee approves or ratifies a transaction if it determines that the transaction is consistent with the best interests of the Company, including whether the transaction impairs independence of a Director.
Each of the investment management firms, Vanguard Group, Inc. and Blackrock, Inc., through their affiliates, held more than 5% of the Company’s shares during fiscal 2023. Funds managed by affiliates of Vanguard and Blackrock are included as investment options in defined contribution plans offered to Company employees. In addition, Blackrock manages investment portfolios for the Company’s pension funds and provides a risk analytics platform related to management of investments in the pension funds. Vanguard and Blackrock received fees of approximately $1 million and $9 million, respectively, in fiscal 2023 based on the amounts invested in funds managed by them. The ongoing relationships were reviewed and approved in fiscal 2023 by the Governance and Nominating Committee under the Related Person Transaction Approval Policy.
Beginning in fiscal 2021, MVL Productions LLC, a subsidiary of the Company, contracted with a company wholly owned by Mr. Chapek’s son, Brian Chapek (“Mr. B. Chapek”), for Mr. B. Chapek’s exclusive services for a three-year period. The contract provided for Mr. B. Chapek to receive an annual base payment of $322,000 in fiscal 2021, $342,000 in fiscal 2022 and $367,000 in fiscal 2023. These amounts are inclusive of a payment in lieu of benefits. Additionally, Mr. B. Chapek would receive a $200,000 fee for each film on which he served as lead producer and an additional bonus calculated by a predetermined formula based on the worldwide box office of films on which he worked ($31,000 for fiscal 2023), consistent with a range and structure typical of producer deals at Walt Disney Studios. From October 2022 to June 2023, Mr. B. Chapek received $276,500 of the $367,000 annual base payment, plus an additional $74,667 for production work on a film, under the contract.
In June 2023, MVL Productions LLC terminated the contract and re-hired Mr. B. Chapek as an employee with the title of Executive, Production & Development. Compensation terms for Mr. B. Chapek include a base salary of $320,000 (prorated for the final three months of fiscal 2023), with a year-end bonus of $94,000, a long-term incentive award of $48,000 granted in December 2023, a signing bonus of $400,000 that was paid in July 2023 and estimated benefits of approximately $5,663. Mr. B. Chapek is also eligible for Marvel film bonuses. For fiscal 2023, Mr. B. Chapek earned total compensation and benefits of $963,061. Mr. B. Chapek was paid an amount and his compensation was structured the same as similarly situated employees. This relationship was reviewed and approved in fiscal 2023 by the Governance and Nominating Committee under the Related Person Transaction Approval Policy.
In fiscal 2023, Daniel McCormick, son of Christine McCarthy was employed as Senior Manager-Research in the General Entertainment Content business. For fiscal 2023, Mr. McCormick’s base salary was $133,157, his benefits were approximately $11,736 and his bonus was $18,554. Mr. McCormick was paid an amount and his compensation was structured the same as similarly situated employees. This relationship was reviewed and approved in fiscal 2023 by the Governance and Nominating Committee under the Related Person Transaction Approval Policy.

110
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Other Information

Stock Ownership
Based on a review of filings with the SEC, the Company has determined that the following persons hold more than 5% of the outstanding shares of Disney common stock. Applicable percentage ownership is based 1,833,541,083 shares outstanding as of January 3, 2024.
To our knowledge, except as noted below no person or entity is the beneficial owner of more than 5% of the voting power of the Company’s stock.

Name and Address of Beneficial Owner	Shares	Percent of Class

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	146,328,509[1]	8.0%
Blackrock, Inc. 55 East 52nd Street New York, NY 10055	120,970,214[2]	6.6%
1According to Vanguard’s Schedule 13G/A filing with the SEC, Vanguard has sole voting power with respect to no shares, shared voting power with respect to 2,539,313 shares, sole dispositive power with respect to 138,851,722 shares and shared dispositive power with respect to 7,476,787 shares.
2According to Blackrock’s Schedule 13G/A filing with the SEC, Blackrock has sole voting power with respect to 107,134,578 shares, shared voting power with respect to no shares, sole dispositive power with respect to 120,970,214 shares and shared dispositive power with respect to no shares.
The following table shows the amount of Disney common stock beneficially owned (unless otherwise indicated) by Directors, nominees and NEOs and by Directors, nominees and executive officers as a group. Except as otherwise indicated, all information is as of January 3, 2024.

111
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Name	Shares[1,2]	Stock Units[3]	Shares Acquirable Within 60 Days[4]	Percent of Class

Mary T. Barra	229	18,175	-	*
Safra A. Catz	11,131	6,498	-	*
Amy L. Chang	1,198	5,792	-	*
Robert A. Chapek	216	-	487,445	*
Sonia L. Coleman	2,637	-	14,331	*
D. Jeremy Darroch	1,156	-	-	*
Francis A. deSouza	6,056	9,803	-	*
Carolyn N. Everson	265	4,085	-	*
Michael B.G. Froman	8,623	6,425	-	*
James P. Gorman	-	-	-	*
Horacio E. Gutierrez	9,407	-	54,519	*
Robert A. Iger	204,899	-	2,156,346	*
Maria Elena Lagomasino	2,815	24,957	-	*
Kevin A. Lansberry	16,534	-	59,825	*
Christine M. McCarthy	207,788	-	531,474	*
Calvin R. McDonald	1,671	7,190	-	*
Mark G. Parker	129	24,301	-	*
Derica W. Rice	1	13,899	-	*
Kristina K. Schake	6,875	-	17,324	*
All Directors, nominees and executive officers as a group (17 persons)	257,342.65	121,123.70	2,242,520.00	*
*Less than 1% of outstanding shares.
1The number of shares shown includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority. Some Directors and executive officers disclaim beneficial ownership of some of the shares included in the table, as follows: Ms. Barra — 229 shares held in a trust and by spouse in trust; Ms. Chang — 120 shares held in a trust; Mr. Chapek — 214 shares held in a trust and by an adult child; Mr. Froman — 20 shares held in a trust; and Mr. Iger — 156 shares held by his spouse. All Directors and executive officers as of January 3, 2024 as a group disclaim beneficial ownership of a total of 747 shares.
2For NEOs, the number of shares listed includes interests in shares held in Company savings and investment plans as of January 3, 2024: Ms. Coleman — 776 shares; Mr. Iger — 20,552 shares; Mr. Lansberry — 767 shares; Ms. McCarthy — 4,307 shares; and all executive officers as of January 3, 2024 as a group — 21,328 shares.
3Reflects the number of stock units credited as of January 3, 2024 to the account of each non-employee Director participating in the 2011 Stock Incentive Plan. These units are payable solely in shares of Company common stock as described under “Director Compensation,” but do not have current voting or investment power. Excludes unvested restricted stock units awarded to executives under the 2011 Stock Incentive Plan that vest on a performance basis and other restricted stock units awarded to executives that have not vested under their vesting schedules.
4Reflects the number of shares that could be purchased by exercise of options exercisable at January 3, 2024, or within 60 days thereafter under the Company’s stock option plans and the number of shares underlying restricted stock units that vest within 60 days of January 3, 2024, excluding dividend equivalent units that will vest in that period.

112
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Delinquent Section 16(a) Reports
Based solely on a review of the reports filed for fiscal year 2023 and related written representations from reporting persons, we are not aware of any late or delinquent filings under Section 16(a) of the Securities Exchange Act of 1934, except (i) a Form 4 for each of Ms. Chang, Mr. deSouza, Mr. McDonald and Mr. Parker that was filed one day late due to a filing software error on October 5, 2022, in each case reporting one transaction; and (ii) a Form 4 for Ms. Coleman that was filed late due to an administrative oversight on August 3, 2023, with respect to the vesting of a portion of two previously granted restricted stock unit awards and related exempt dispositions of some of such vested shares to the Company to satisfy the tax withholding obligations, reporting four transactions.
Electronic Availability of Proxy Statement and Annual Report
As permitted by SEC rules, we are making this proxy statement and our annual report available to shareholders electronically via the Internet on the Company’s website at www.disney.com/investors. We will mail to certain shareholders a notice containing instructions on how to access this proxy statement and our annual report and how to vote online. If you received that notice, you will not receive a printed copy of the proxy materials unless you request it by following the instructions for requesting such materials contained on the notice or set forth in the following paragraph.
If you received a paper copy of this proxy statement by mail and you wish to receive a notice of availability of next year’s proxy statement electronically via e-mail, you can elect to receive an e-mail message that will provide a link to these documents on our website. By opting to receive the notice of availability and accessing your proxy materials online, you will save the Company the cost of producing and mailing documents to you, reduce the amount of mail you receive and help preserve environmental resources. Registered shareholders may elect to receive electronic proxy and annual report access or a paper notice of availability for future annual meetings by registering online at www.disneyshareholder.com. If you received electronic or paper notice of availability of these proxy materials and wish to receive paper delivery of a full set of future proxy materials, you may do so at www.ProxyVote.com/Disney. Beneficial or “street name” shareholders who wish to elect one of these options may also do so at www.ProxyVote.com/Disney. In either case, you will need the 16-digit control number included on your WHITE voting instruction form or notice.
Mailings to Multiple Shareholders at the Same Address
The Company is required to provide an annual report and proxy statement or notice of availability of these materials to all shareholders of record. If you have more than one account in your name or at the same address as other shareholders, the Company or your broker may discontinue mailings of multiple copies. If you wish to receive separate mailings for multiple accounts at the same address, you should mark the box labeled “No” next to “Householding Election” on your WHITE proxy card. If you are voting by Internet and you wish to receive multiple copies, you may notify us at the address and phone number at the end of the following paragraph if you are a shareholder of record or notify your broker if you hold through a broker.
Once you have received notice from your broker or us that they or we will discontinue sending multiple copies to the same address, you will receive only one copy until you are notified otherwise or until you revoke your consent. If you received only one copy of this proxy statement and the annual report or notice of availability of these materials and wish to receive a separate copy for each shareholder at your household, or if, at any time, you wish to resume receiving separate proxy statements or annual reports or notices of availability, or if you are receiving multiple statements and reports and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to The Walt Disney Company, c/o Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or by calling Broadridge at 1-866-540-7095 and we will promptly deliver additional materials as requested.
Proxy Solicitation Costs
The proxies being solicited hereby are being solicited by the Board of Directors of the Company. The cost of soliciting proxies in the enclosed form will be borne by the Company. We have retained Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, NY 10022, to aid in the solicitation. For these and related advisory services, we will pay Innisfree a fee of approximately $[•] and reimburse them for certain out-of-pocket disbursements and expenses. Innisfree expects that approximately [•] of its employees will assist in the solicitation. The expense incurred by the Company to date in furtherance of, or in connection with, the solicitation is approximately $[•]. The Company anticipates that its total expenditures will be approximately $[•]. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with this solicitation.

113
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Proxy Summary	Background to the Solicitation	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Directors, director nominees and certain executive officers and employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or electronic means. We estimate that approximately [•] of our employees will assist in the proxy solicitation. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock. Annex B sets forth information relating to certain of Disney’s directors, director nominees and certain executive officers and employees who are considered “participants” in Disney’s solicitation under the rules of the SEC by reason of their position as directors of Disney or because they may be soliciting proxies on Disney’s behalf.
Shareholder Communications
Generally. Shareholders may communicate with the Company through its Transfer Agent, Computershare Trust Company, N.A., by writing to Disney Shareholder Services, c/o Computershare, P.O. Box 43013, Providence, RI 02940, by calling Disney Shareholder Services at 1-855-553-4763 or by sending an e-mail to disneyshareholder@computershare.com. Additional information about contacting the Company is available on the Disney Shareholder Services website under the “Contact Us” tab.
Shareholders and other persons interested in communicating directly with the Chairman of the Board or with any of the non-management Directors may do so by writing to the Chairman of the Board, The Walt Disney Company, 500 South Buena Vista Street, Burbank, CA 91521. Under a process approved by the Governance and Nominating Committee of the Board for handling letters received by the Company and addressed to non-management members of the Board, the office of the Secretary of the Company reviews all such correspondence and forwards to Board members a summary and/or copies of any such correspondence that, in the opinion of the Secretary, deals with the functions of the Board or committees thereof or that the Secretary otherwise determines requires their attention. The Governance and Nominating Committee reviews summaries of all correspondence from identified shareholders at the regular meetings of the Committee. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of any such correspondence.
Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company’s internal audit department and handled in accordance with procedures established by the Audit Committee with respect to such matters.
Shareholder Proposals for Inclusion in 2025 Proxy Statement. To be eligible for inclusion in the proxy statement for our 2025 Annual Meeting, shareholder proposals must be received by the Company’s Secretary no later than the close of business on [•], 2024. Proposals should be sent to the Corporate Secretary at The Walt Disney Company, ATTN: Corporate Secretary, 500 South Buena Vista Street, Burbank, CA 91521 and follow the procedures required by SEC Rule 14a-8.
Shareholder Director Nominations for Inclusion in 2025 Proxy Statement. Under our Bylaws, written notice of shareholder nominations to the Board of Directors that are to be included in the proxy statement pursuant to the proxy access provisions in Article II, Section 11 of our Bylaws must be delivered to the Company’s Secretary not later than 120 nor earlier than 150 days prior to the first anniversary of the preceding year’s annual meeting. Accordingly, any eligible shareholder who wishes to have a nomination considered at the 2025 Annual Meeting and included in the Company’s proxy statement must deliver a written notice (containing the information specified in our Bylaws regarding the shareholder and the proposed nominee) to the Company’s Secretary between [•], 2024 and [•], 2024.
Shareholder Director Nomination and Other Shareholder Proposals for Presentation at the 2025 Annual Meeting Not Included in 2025 Proxy Statement. Under our Bylaws, written notice of shareholder nominations to the Board of Directors or any other business proposed by a shareholder that is not to be included in the proxy statement must be delivered to the Company’s Secretary not later than 90 nor earlier than 120 days prior to the first anniversary of the preceding year’s annual meeting. Accordingly, any shareholder who wishes to have a nomination or other business considered at the 2025 Annual Meeting but not included in the Company’s proxy statement must deliver a written notice (containing the information specified in our Bylaws regarding the shareholder and the proposed action) to the Company’s Secretary between [•], 2024 and [•], 2025. SEC rules permit management to vote proxies in its discretion with respect to such matters if we advise shareholders how management intends to vote.
Shareholder Solicitation of Proxies in Support of Director Nominees Other Than Company Nominees. In addition to satisfying the provisions in our Bylaws relating to nominations of director candidates, including the deadline for written notices, to comply with the SEC’s universal proxy rule, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in compliance with Rule 14a-19 under the Exchange Act must provide notice that sets forth the information required by Rule 14a-19 no later than [•], 2025. If the date of the 2025 Annual Meeting changes by more than 30 calendar days from the date of the Annual Meeting, such notice must instead be provided by the later of 60 calendar days prior to the date of the 2025 Annual Meeting or the 10th calendar day following public announcement by the Company of the date of the 2025 Annual Meeting.

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Annex A — Amended and Restated 2011 Stock Incentive Plan
THE WALT DISNEY COMPANY
Amended and Restated 2011 Stock Incentive Plan
1. Purpose. The purpose of The Walt Disney Company 2011 Stock Incentive Plan is to further align the interests of employees and directors with those of the Company’s shareholders by providing incentive compensation opportunities tied to the performance of the Common Stock and by promoting increased ownership of the Common Stock by such individuals. The Plan is also intended to advance the interests of the Company and its shareholders by attracting, retaining and motivating key personnel upon whose judgment, initiative and effort the successful conduct of the Company’s business is largely dependent.
2. Definitions. Wherever the following capitalized terms are used in the Plan, they shall have the meanings specified below:
“Affiliate” means (i) any entity that would be treated as an “affiliate” of the Company for purposes of Rule 12b-2 under the Exchange Act and (ii) any joint venture or other entity in which the Company has a direct or indirect beneficial ownership interest representing at least one-third (1/3) of the aggregate voting power of the equity interests of such entity or one-third (1/3) of the aggregate fair market value of the equity interests of such entity, as determined by the Committee.
“Applicable Exchange” means the New York Stock Exchange or such other exchange or automated trading system on which the Common Stock is principally traded at the applicable time.
“Award” means an award of a Stock Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit Award or Stock Award granted under the Plan.
“Award Agreement” means a written or electronic agreement, and any and all amendments thereto (including any amendment affected through a Participant’s employment agreement), entered into between the Company and a Participant setting forth the terms and conditions of an Award granted to a Participant.
“Board” means the Board of Directors of the Company.
“Code” means the Internal Revenue Code of 1986, as amended, plus regulations. “Common Stock” means the Company’s common stock, par value $0.01 per share.
“Committee” means the Compensation Committee of the Board, or such other committee of the Board appointed by the Board to administer all or any specified portion of the Plan.
“Company” means The Walt Disney Company, a Delaware corporation.
“Date of Grant” means the date on which an Award under the Plan is granted by the Committee, or such later date as the Committee may specify to be the effective date of an Award.
“Disability” means a Participant being considered “disabled” within the meaning of Section 409A(a)(2)(C) of the Code, unless otherwise provided in an Award Agreement.
“Effective Date” has the meaning ascribed to it in Section 14.1 hereof.
“Eligible Person” means any person who is an employee of the Company or any Affiliate or any person to whom an offer of employment with the Company or any Affiliate is extended, as determined by the Committee, or any person who is a Non-Employee Director.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.

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“Fair Market Value” of a share of Common Stock as of a given date shall be a value based on the opening, closing, actual, high, low, or average selling prices of a share of the Common Stock on the Applicable Exchange on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Such definition(s) of Fair Market Value shall be established not later than the time of the applicable grant, whether by resolution of the Committee, in the award agreement or in such other manner satisfactory to the Committee. If no other definition shall be specified in respect to any Award, Fair Market Value shall mean the closing prices of a share of the Common Stock on the Applicable Exchange on the date of grant (or, if the date of grant is not a trading date, on the last trading day immediately preceding the date of grant. The definition of Fair Market Value may differ depending on whether Fair Market Value is in reference to the grant, exercise, vesting, settlement, or payout of an Award. If the Committee does not specify a different definition, Fair Market Value of a share of Common Stock as of a given date shall be the average of the highest and lowest of the composite tape market prices at which the shares of Common Stock shall have been sold regular way on the Applicable Exchange (or, if more appropriate under the rules of the Applicable Exchange, the average of the highest bid and lowest ask prices) on the date as of which Fair Market Value is to be determined or, if there shall be no such sale on such date, the next preceding day on which such a sale shall have occurred. If the Common Stock is not traded on an established stock exchange, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate, but based on objective criteria.
“Full-Value Award” means any Restricted Stock Award, Stock Unit Award or Stock Award.
“Incentive Stock Option” means a Stock Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code and the regulations thereunder.
“Non-Employee Director” means any member of the Board who is not an employee of the Company.
“Nonqualified Stock Option” means a Stock Option granted under Section 6 hereof that is not an Incentive Stock Option.
“Participant” means any Eligible Person who holds an outstanding Award under the Plan.
“Plan” means The Walt Disney Company 2011 Stock Incentive Plan as set forth herein, effective as provided in Section 14.1 hereof and as may be amended from time to time.
“Predecessor Plans” collectively means The Walt Disney Company Amended and Restated 2005 Stock Incentive Plan (the “2005 Plan”) and The Walt Disney Company Amended and Restated 1995 Stock Incentive Plan (the “1995 Plan”), in each case as in effect immediately prior to the Effective Date.
“Restricted Stock Award” means a grant of shares of Common Stock to an Eligible Person under Section 8 hereof that are issued subject to such vesting and transfer restrictions as the Committee shall determine, and such other conditions, as are set forth in the Plan and the applicable Award Agreement.
“Section 162(m)” means Section 162(m) of the Code or any successor provision thereto and the regulations thereunder, and including any provisions or regulations pertaining to the application thereof to awards afforded grandfathered status with respect to the performance-based compensation exception to the deduction limitation contained therein.
“Service” means a Participant’s employment with the Company or any Affiliate or a Participant’s service as a Non-Employee Director with the Company, as applicable.
“Stock Award” means a grant of shares of Common Stock to an Eligible Person under Section 10 hereof that are issued free of transfer restrictions and forfeiture conditions.
“Stock Appreciation Right” means a contractual right granted to an Eligible Person under Section 7 hereof entitling such Eligible Person to receive a payment, whether in cash, Common Stock or a combination thereof, or representing the difference between the base price per share of the right and the Fair Market Value of a share of Common Stock, at such time, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.
“Stock Option” means a contractual right granted to an Eligible Person under Section 6 hereof to purchase shares of Common Stock at such time and price, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.
“Stock Unit Award” means a contractual right granted to an Eligible Person under Section 9 hereof representing notional unit interests equal in value to a share of Common Stock to be paid or distributed at such times, and subject to such conditions, as set forth in the Plan and the applicable Award Agreement.

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3. Administration.
3.1 Committee Members. The Plan shall be administered by a Committee comprised of no fewer than two members of the Board. It is intended that each Committee member shall satisfy the requirements for (i) an “independent director” for purposes of the Company’s Corporate Governance Guidelines and the Compensation Committee Charter, (ii) an “independent director” under rules adopted by the Applicable Exchange, (iii) a “nonemployee director” for purposes of such Rule 16b-3 under the Exchange Act and (iv) an “outside director” under Section 162(m) of the Code. No member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award thereunder.
3.2 Committee Authority. The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. Subject to the express limitations of the Plan, the Committee shall have authority in its discretion to determine the Eligible Persons to whom, and the time or times at which, Awards may be granted, the number of shares, units or other rights subject to each Award, the exercise, base or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable, the performance goals and other conditions of an Award, the duration of the Award, and all other terms of the Award. Subject to the terms of the Plan, the Committee shall have the authority to amend the terms of an Award in any manner that is not inconsistent with the Plan, and the terms of the applicable Award Agreement or any other contractual arrangement applicable to the Participant. The Committee shall also have discretionary authority to interpret the Plan and Award Agreements issued under the Plan, to make factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration, including, without limitation, to correct any defect, to supply any omission or to reconcile any inconsistency in the Plan or any Award Agreement hereunder. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such persons are similarly situated. The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations and actions by the Committee shall be final, conclusive, and binding upon all parties.
3.3 Delegation of Authority. To the extent permitted by applicable law, the Committee shall have the right, from time to time, to delegate any or all of its authorities hereunder to one or more of its members or to any one or more members of the Board. The Committee shall also have the right, from time to time, to delegate to one or more officers of the Company the authority of the Committee to grant and determine the terms and conditions of Awards granted under the Plan, subject to the requirements of applicable law and such other limitations as the Committee shall determine. In no event shall any such delegation of authority be permitted with respect to Awards to be granted to any member of the Board or to any Eligible Person who is subject to the reporting requirements of Section 16(a) of the Exchange Act or who is a covered employee under Section 162(m) of the Code. The Committee shall also be permitted to delegate, to any appropriate officer or employee of the Company, responsibility for performing certain ministerial functions under the Plan. In the event that the Committee’s authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose. Any action undertaken in accordance with the Committee’s delegation of authority hereunder shall have the same force and effect as if such action was undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.
3.4 Grants to Non-Employee Directors. Any Awards or formula for granting Awards under the Plan made to Non-Employee Directors shall be approved by the Board. With respect to awards to such directors, all rights, powers and authorities vested in the Committee under the Plan shall instead be exercised by the Board, and all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to the Board for such purpose. Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding compensation payable to a Non-Employee Director, the sum of the grant date fair value (determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 or any successor thereto) of all Awards payable in Shares and the maximum cash value of any other Award granted under the Plan to an individual as compensation for services as a Non-Employee Director (as determined at the date such Award is granted), together with cash compensation paid to the Non- Employee Director in the form of Board and Committee retainer, meeting or similar fees, during any fiscal year shall not exceed US $800,000.00, as such amount shall be adjusted annually as of the first business day in each such year commencing after the fiscal year ending in 2020 to reflect the average increase, if any, in the Consumer Price Index for All Urban Consumers for the prior 12 month period, as reported for by the Bureau of Labor Statistics (or any successor organization thereto). For avoidance of doubt, compensation shall count towards this limit for the fiscal year in which it was granted, and not when paid, earned or distributed.

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4. Shares Subject to the Plan.
4.1 Maximum Share Limitations. Subject to adjustment pursuant to Section 4.3 hereof, the maximum aggregate number of shares of Common Stock that may be issued and sold under all Awards granted under the Plan shall be 294 million shares, plus the aggregate number of shares remaining available for issuance as awards under the Predecessor Plans immediately prior to the Effective Date. Any shares of Common Stock subject to Stock Options or Stock Appreciation Rights shall be counted against the maximum share limitation of this Section 4.1 as one share of Common Stock for every share of Common Stock subject thereto. Any shares of Common Stock subject to Full-Value Awards shall be counted against the maximum share limitation of this Section 4.1 as two shares of Common Stock for every share of Common Stock subject thereto. To the extent that any Award of Stock Options or Stock Appreciation Rights granted under the Plan or any similar award granted under the Predecessor Plans prior to the Effective Date is forfeited, cancelled, returned to the Company on or after the Effective Date for failure to satisfy vesting requirements or other conditions thereof, or otherwise terminates without an issuance of shares of Common Stock being made thereunder, the maximum share limitation in this Section 4.1 shall be credited with the number of shares of Common Stock covered thereby and such credited number of shares may be made subject to Awards under the Plan, on the basis of one share for every share of Common Stock subject to such Award of Stock Options or Stock Appreciation Rights or similar award under the Predecessor Plans. To the extent that any award granted under the 1995 Plan or under the 2005 Plan prior to March 10, 2009 is comparable to a Full-Value Award and is forfeited, cancelled, returned to the Company on or after the Effective Date for failure to satisfy vesting requirements or other conditions to such award under such Predecessor Plan, or otherwise terminates without an issuance of shares of Common Stock being made thereunder, the maximum share limitation in this Section 4.1 shall be credited with one share of Common Stock for each share of Common Stock subject to such award under either such Predecessor Plan, and such number of credited shares of Common Stock may be made subject to Awards under the Plan. To the extent that any Full-Value Award granted under the Plan or any award comparable to a Full-Value Award granted under the 2005 Plan on or after March 10, 2009 is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or other conditions to the Award, or otherwise terminates without an issuance of shares of Common Stock being made thereunder, the maximum share limitation in this Section 4.1 shall be credited with two shares of Common Stock for each share of Common Stock subject to such Full-Value Award or other comparable award and such number of credited shares of Common Stock may be made subject to Awards under the Plan.
Shares of Common Stock delivered to the Company by a Participant to (A) purchase shares of Common Stock upon the exercise of an Award or any award under the Predecessor Plan or (B) satisfy tax withholding obligations (including shares retained from the Award or any award under the Predecessor Plan creating the obligation) shall not be added back to the number of shares available for the future grant of Awards. Shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award or any award under the Predecessor Plan shall not increase the number of shares available for future grant of Awards. Upon exercise of a Stock Appreciation Right or the exercise of a Stock Option by means of a net settlement, the number of shares subject to the Award that are then being exercised shall be counted against the maximum aggregate number of shares of Common Stock that may be issued under the Plan as provided above, on the basis of one share for every share subject thereto, regardless of the actual number of shares, if any, used to settle the Stock Appreciation Right upon exercise. This share continuing rule shall also be applied to determine the number of shares that may become available for Awards hereunder in respect to the exercise of any comparable award granted under the Predecessor Plans. Except as otherwise expressly provided in this Section 4.1, any Awards or portions thereof that are settled in cash and not in shares of Common Stock shall not be counted against the maximum share limitation of this Section 4.1. Shares of Common Stock issued and sold under the Plan may be either authorized but unissued shares or shares held in the Company’s treasury. In the case of Incentive Stock Options, the foregoing provisions shall be subject to the provisions of the Code.
4.2 Individual Participant Limitations. The maximum number of shares of Common Stock that may be subject to Stock Options and Stock Appreciation Rights in the aggregate granted to any one Participant during any single calendar year period shall be four million shares. The maximum number of shares of Common Stock that may be subject to Full-Value Awards in the aggregate granted to any one Participant during any single calendar year period shall be two million shares. The foregoing limitations shall each be applied on an aggregate basis taking into account Awards granted to a Participant under the Plan as well as awards of the same type granted to a Participant under any other equity-based compensation plan of the Company or any Affiliate. The per Participant limits described in this Section 4.2 shall be construed and applied consistently with the requirements to qualify any Award that is eligible for grandfathered status to qualify as performance based compensation exception from the limitations imposed under Section 162(m).
4.3 Adjustments. If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split or other distribution with respect to the shares of Common Stock, or any merger, reorganization, consolidation, combination, spin-off, or other similar corporate change, or any other change affecting the Common Stock, the Committee shall, in the manner and to the extent it considers equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made in (i) the maximum number and kind of shares and the share counting rules provided in Section 4.1 and Section 4.2 hereof, (ii) the number and kind of shares of Common Stock, units, or other rights subject to then outstanding Awards, (iii) the exercise or base price for each share or unit or other right subject to then outstanding Awards, and (iv) any other terms of an Award that are affected by the event. Notwithstanding the foregoing, in the case of Incentive Stock Options, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of either Section 409A or Section 424(a) of the Code.

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5. Participation and Awards.
5.1 Designation of Participants. All Eligible Persons are eligible to be designated by the Committee to receive Awards and become Participants under the Plan. The Committee has the authority, in its discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted and the number of shares of Common Stock or units subject to Awards granted under the Plan. In selecting Eligible Persons to be Participants and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate.
5.2 Determination of Awards. The Committee shall determine the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3.2 hereof. An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem or in the alternative. In the case of any fractional share or unit resulting from the grant, vesting, payment or crediting of dividends or dividend equivalents under an Award, the Committee shall have the discretionary authority to (i) disregard such fractional share or unit, (ii) round such fractional share or unit to the nearest lower or higher whole share or unit or (iii) convert such fractional share or unit into a right to receive a cash payment. To the extent deemed necessary by the Committee, an Award shall be evidenced by an Award Agreement as described in Section 13.1 hereof.
6. Stock Options.
6.1 Grant of Stock Options. A Stock Option may be granted to any Eligible Person selected by the Committee. Subject to the provisions of Section 6.8 hereof and Section 422 of the Code, each Stock Option shall be designated, in the discretion of the Committee, as an Incentive Stock Option or as a Nonqualified Stock Option.
6.2 Exercise Price. The exercise price per share of a Stock Option shall not be less than 100 percent of the Fair Market Value of the shares of Common Stock on the Date of Grant, provided that the Committee may in its discretion specify for any Stock Option an exercise price per share that is higher than the Fair Market Value on the Date of Grant.
6.3 Vesting of Stock Options. The Committee shall in its discretion prescribe the time or times at which, or any conditions upon which, a Stock Option or portion thereof shall become vested and/or exercisable, and may accelerate the vesting or exercisability of any Stock Option at any time. The requirements for vesting and exercisability of a Stock Option may be based on the continued Service of the Participant with the Company or an Affiliate for a specified time period (or periods), on the attainment of a specified performance goal (or goals) or on such other terms and conditions as approved by the Committee in its discretion. Notwithstanding the foregoing provisions of this Section 6.3, unless otherwise provided by the Committee, each Stock Option granted to a Participant under the Plan shall become exercisable in full upon such Participant’s Disability while in Service.
6.4 Term of Stock Options. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Option may be exercised, provided that the maximum term of a Stock Option shall be ten years from the Date of Grant. Except as otherwise provided in this Section 6, Section 13.2 or as otherwise may be provided by the Committee in an Award Agreement, no Stock Option may be exercised at any time during the term thereof unless the Participant is then in the Service of the Company or one of its Affiliates.
6.5 Termination of Service. Subject to Section 6.8 hereof with respect to Incentive Stock Options, the Stock Option of any Participant whose Service with the Company or one of its Affiliates is terminated for any reason shall terminate on the earlier of (A) the date that the Stock Option expires in accordance with its terms or (B) unless a different period is otherwise provided in an Award Agreement or another agreement between the Company and the Participant, and except for termination for cause (as described in Section 12.2 hereof), the expiration of the applicable time period following termination of Service, in accordance with the following: (1) twelve months if Service ceased due to Disability, (2) eighteen months if Service ceased at a time when the Participant is eligible to elect immediate commencement of retirement benefits at a specified retirement age under a pension plan to which the Company or any of its Affiliates had made contributions, (3) eighteen months if the Participant died while in the Service of the Company or any of its Affiliates, or (4) three months if Service ceased for any other reason. Except as otherwise provided in Section 6, Section 13.2 or the Participant’s Award Agreement, or as may otherwise be specified by the Committee, following any termination of Service for any reason, solely for the purposes of (and solely to the extent necessary in) determining the extent to which a Stock Option shall be exercisable (i.e., may vest) following termination of Service, a Participant shall be treated as though he or she had remained in the continued Service of the Company or any Affiliate for three months after the date his or her Service terminated and shall not be entitled to vest in any Stock Options that would have become exercisable after such three month period of deemed Service. The Committee shall have authority to determine in each case whether an authorized leave of absence or the reassignment of a Participant’s employment, at the request of the Company, to an entity in which the Company has a substantial, direct or indirect, financial interest shall be deemed a termination of Service for any or all purposes hereof, as well as the effect of such a leave of absence or Company requested transfer of employment on the vesting and exercisability of a Stock Option; provided, however, that, unless the Committee shall otherwise determine, an approved leave of absence or employment with an entity that is not a Subsidiary but in which the Company holds at least one-third of the voting power or the economic value of all classes of capital stock or other preferred and common equity shall be deemed not to result in a termination of employment for purposes of the Plan and any Predecessor Plan. Unless otherwise provided by the Committee, if an entity ceases to be an Affiliate or otherwise ceases to be qualified under the Plan or if all or substantially all of the assets of an Affiliate are conveyed (other than by encumbrance), such cessation or action, as the case may be, shall be deemed for purposes hereof to be a termination of the Service.

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6.6 Stock Option Exercise; Tax Withholding. Subject to such terms and conditions as shall be specified in an Award Agreement, a Stock Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, together with payment of the aggregate exercise price therefor and applicable withholding tax. Unless otherwise specified by the Committee, payment of the exercise price may be made in accordance with any of the following methods: (i) in cash or by cash equivalent acceptable to the Committee, (ii) by payment in shares of Common Stock that have been held by the Participant for at least six months (or such period as the Committee may deem appropriate, for accounting purposes or otherwise) valued at the Fair Market Value of such shares on the date of exercise, (iii) through an open-market, broker-assisted sales transaction pursuant to which the Company is promptly delivered the amount of proceeds necessary to satisfy the exercise price, or (iv) by a combination of the methods described above. The Committee may permit payment to be made by any other method as it shall approve. In addition, the Committee may permit any Stock Option to be exercised without payment of the purchase price, in which case the Company’s sole obligation shall be to issue to the Participant the same number of shares of Common Stock as would have been issued had such Stock Option been Stock Appreciation Rights that are being exercised at the same time in respect of an identical number of shares of Common Stock. Notwithstanding the foregoing, no method of exercise shall be permitted or otherwise apply with respect to any Incentive Stock Option if affording the Participant the ability to use such exercise method with regard to such Stock Option if the having the right to utilize (as opposed to choosing to apply) such exercise methodology would cause such Stock Option not to qualify as an Incentive Stock Option. In addition to and at the time of payment of the exercise price (or as a condition to the delivery of any shares without payment of the exercise price), the Participant shall pay to the Company the full amount of any and all applicable income tax, employment tax and other amounts required to be withheld in connection with such exercise, using such of the methods that are available, as described above, for the payment of the exercise price or such other methods as may be approved by the Committee and set forth in the Award Agreement.
6.7 Limited Transferability of Nonqualified Stock Options. All Stock Options shall be nontransferable except (i) upon the Participant’s death, in accordance with Section 13.2 hereof or (ii) in the case of Nonqualified Stock Options only, for the transfer of all or part of the Stock Option to a Participant’s “family member” (as defined for purposes of the Form S-8 registration statement under the Securities Act of 1933), as may be approved by the Committee in its discretion at the time of proposed transfer. The transfer of a Nonqualified Stock Option may be subject to such terms and conditions as the Committee may in its discretion impose from time to time. Subsequent transfers of a Nonqualified Stock Option shall be prohibited other than in accordance with Section 13.2 hereof.
6.8 Additional Rules for Incentive Stock Options.
(a) Eligibility. An Incentive Stock Option may only be granted to an Eligible Person who is considered an employee for purposes of Treasury Regulation §1.421-7(h) with respect to the Company or any Affiliate that qualifies as a “subsidiary corporation” with respect to the Company for purposes of Section 424(f) of the Code.
(b) Annual Limits. No Incentive Stock Option shall be granted to a Participant as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the stock with respect to which incentive stock options under Section 422 of the Code are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any subsidiary or parent corporation, would exceed $100,000, determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking stock options into account in the order in which granted.
(c) Termination of Employment. Notwithstanding the provisions of Section 6.5, an Award of an Incentive Stock Option may provide that such Stock Option may be exercised not later than 3 months following termination of employment of the Participant with the Company and all Subsidiaries, or not later than one year following a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as and to the extent determined by the Committee to comply with the requirements of Section 422 of the Code.
(d) Other Terms and Conditions; Nontransferability. Any Incentive Stock Option granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of the Plan, shall be intended and interpreted to cause such Incentive Stock Option to qualify as an “incentive stock option” under Section 422 of the Code. Notwithstanding anything else in this Section 6.8 to the contrary, an Award Agreement for an Incentive Stock Option may provide that such Stock Option shall be treated as a Nonqualified Stock Option to the extent that certain requirements applicable to “incentive stock options” under the Code shall not be satisfied. An Incentive Stock Option shall by its terms be nontransferable other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of a Participant only by such Participant.
(e) Disqualifying Dispositions. If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two years following the Date of Grant or one year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.
6.9 Repricing Prohibited. Subject to the anti-dilution adjustment provisions contained in Section 4.3 hereof, without the prior approval of the Company’s shareholders, given in accordance with the rules of the Applicable Exchange and applicable law, neither the Committee nor the Board shall (i) cause the cancellation, substitution or amendment of a Stock Option that would have the effect of reducing the exercise price of such a Stock Option previously granted under the Plan or any similar award granted under any Predecessor Plan,

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(ii) exchange a Stock Option for another Award or cash at a time when the exercise price of such Stock Option is higher than the Fair Market Value of a share of Common Stock, or (iii) otherwise approve any modification to such a Stock Option that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the Applicable Exchange.
7. Stock Appreciation Rights.
7.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Eligible Person selected by the Committee. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event.
7.2 Freestanding Stock Appreciation Rights. A Stock Appreciation Right may be granted without any related Stock Option. The Committee shall in its discretion provide in an Award Agreement the time or times at which, or the conditions upon which, a Stock Appreciation Right or portion thereof shall become vested and/or exercisable, and may accelerate the vesting or exercisability of any Stock Appreciation Right at any time. The requirements for vesting and exercisability of a Stock Appreciation Right may be based on the continued Service of a Participant with the Company or an Affiliate for a specified time period (or periods) or the attainment of a specified performance goal (or goals) or on such other terms and conditions as approved by the Committee in its discretion. A Stock Appreciation Right will be exercisable or payable at such time or times as determined by the Committee, provided that the maximum term of a Stock Appreciation Right shall be ten years from the Date of Grant. The base price of a Stock Appreciation Right granted without any related Stock Option shall be determined by the Committee in its sole discretion; provided, however, that the base price per share of any such freestanding Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the shares of Common Stock on the Date of Grant. Without limiting the generality of the foregoing, unless otherwise determined by the Committee at the time of grant, any free-standing Stock Appreciation Right shall be subject to the same rules regarding exercisability (including those pertaining to the impact of termination of employment and the periods during which such Award may be exercised following termination of employment) that apply to Stock Options under Section 6.
7.3 Tandem Stock Option/Stock Appreciation Rights. A Stock Appreciation Right may be granted in tandem with a Stock Option, either at the time of grant or at any time thereafter during the term of the Stock Option. A tandem Stock Option/Stock Appreciation Right will entitle the holder to elect, as to all or any portion of the number of shares subject to the Award, to exercise either the Stock Option or the Stock Appreciation Right, resulting in the reduction of the corresponding number of shares subject to the right so exercised as well as the tandem right not so exercised. A Stock Appreciation Right granted in tandem with a Stock Option hereunder shall have a base price per share equal to the per share exercise price of the Stock Option, will be vested and exercisable at the same time or times that a related Stock Option is vested and exercisable, and will expire no later than the time at which the related Stock Option expires.
7.4 Payment of Stock Appreciation Rights. A Stock Appreciation Right will entitle the holder, upon exercise or other payment of the Stock Appreciation Right, as applicable, to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise or payment of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised or paid. Subject to the requirements of Section 409A of the Code, payment of the amount determined under the foregoing may be made, as approved by the Committee and set forth in the Award Agreement, in shares of Common Stock valued at their Fair Market Value on the date of exercise or payment, in cash, or in a combination of shares of Common Stock and cash, subject to applicable tax withholding requirements.
7.5 Repricing Prohibited. Subject to the anti-dilution adjustment provisions contained in Section 4.3 hereof, without the prior approval of the Company’s shareholders given in accordance with the rules of the Applicable Exchange or applicable law, neither the Committee nor the Board shall (i) cause the cancellation, substitution or amendment of a Stock Appreciation Right that would have the effect of reducing the base price of such a Stock Appreciation Right previously granted under the Plan or any similar award granted under any Predecessor Plan, (ii) exchange a Stock Appreciation Right for another Award or cash at a time when the base price of such Stock Appreciation Right is higher than the Fair Market Value of a share of Common Stock, or (iii) otherwise approve any modification to such a Stock Appreciation Right that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the Applicable Exchange.
8. Restricted Stock Awards.
8.1 Grant of Restricted Stock Awards. A Restricted Stock Award may be granted to any Eligible Person selected by the Committee. The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award.
8.2 Vesting Requirements. The restrictions imposed on shares granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee, which shall be set forth in the Award Agreement. The requirements for vesting of a Restricted Stock Award may be based on the continued Service of the Participant with the Company or an Affiliate for a specified time period (or periods), on the attainment of a specified performance goal (or goals) or on such other terms and conditions as approved by the Committee in its discretion. The Committee may accelerate the vesting of a Restricted Stock Award at any time. If the vesting requirements of a Restricted Stock Award shall not be satisfied, the Award shall be forfeited and the shares of Common Stock subject to the Award shall be returned to the Company.

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8.3 Restrictions. Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. Failure to satisfy any applicable restrictions shall result in the subject shares of the Restricted Stock Award being forfeited and returned to the Company. The Committee may require in an Award Agreement that, if certificates are issued to evidence such Restricted Stock, any certificates representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.
8.4 Rights as Shareholder. Subject to the foregoing provisions of this Section 8 and the applicable Award Agreement, the Participant shall have all rights of a shareholder with respect to the shares granted to the Participant under a Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto. Notwithstanding the foregoing, the Committee may provide in an Award Agreement that all or a portion of any dividends and distributions payable to the Participant in respect of any Restricted Stock Award, whether in cash or property, be accumulated and retained in an account or other arrangement approved by the Committee and be held subject to forfeiture or repayment to the Company, as the case may be, until such time or times as the corresponding portion of the Restricted Stock Award becomes vested.
8.5 Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within 30 days following the Date of Grant, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code.
9. Stock Unit Awards.
9.1 Grant of Stock Unit Awards. A Stock Unit Award may be granted to any Eligible Person selected by the Committee. The value of each stock unit under a Stock Unit Award is equal to the Fair Market Value of the Common Stock on the applicable date or time period of determination, as specified by the Committee. A Stock Unit Award shall be subject to such restrictions and conditions as the Committee shall determine. A Stock Unit Award may be granted together with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional stock units, as determined by the Committee in its discretion.
9.2 Vesting of Stock Unit Awards. On the Date of Grant, the Committee shall determine any vesting requirements with respect to a Stock Unit Award, which shall be set forth in the Award Agreement. The requirements for vesting of a Stock Unit Award may be based on the continued Service of the Participant with the Company or an Affiliate for a specified time period (or periods), on the attainment of a specified performance goal (or goals) or on such other terms and conditions as approved by the Committee in its discretion. A Stock Unit Award may be granted on a fully vested basis, with a deferred payment date and/or the Committee may accelerate the vesting of a Stock Unit Award at any time.
9.3 Payment of Stock Unit Awards. A Stock Unit Award shall become payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award. Payment of a Stock Unit Award may be made, at the discretion of the Committee, in cash or in shares of Common Stock, or in a combination thereof, subject to applicable tax withholding requirements. Any cash payment of a Stock Unit Award shall be made based upon the Fair Market Value of the Common Stock, determined on such date or over such time period as determined by the Committee.
9.4 No Rights as Shareholder. The Participant shall not have any rights as a shareholder with respect to the shares subject to a Stock Unit Award until such time as shares of Common Stock are delivered to the Participant pursuant to the terms of the Award Agreement.
10. Stock Awards.
10.1 Grant of Stock Awards. A Stock Award may be granted to any Eligible Person selected by the Committee. A Stock Award may be granted for past services, in lieu of bonus or other cash compensation, as directors’ compensation or for any other valid purpose as determined by the Committee. A Stock Award granted to an Eligible Person represents shares of Common Stock that are issued without restrictions on transfer and other incidents of ownership and free of forfeiture conditions, except as otherwise provided in the Plan and the Award Agreement. The Committee may, in connection with any Stock Award, require the payment of a specified purchase price.
10.2 Rights as Shareholder. Subject to the foregoing provisions of this Section 10 and the applicable Award Agreement, upon the issuance of the Common Stock under a Stock Award the Participant shall have all rights of a shareholder with respect to the shares of Common Stock, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

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11. Change in Control.
11.1 Effect of a Change in Control. Except to the extent an Award Agreement provides for a different result (in which case the Award Agreement will govern and this Section 11 of the Plan shall not be applicable), and except as may be limited by the provisions of Section 11.3 hereof, notwithstanding anything elsewhere in the Plan or any rules adopted by the Committee pursuant to the Plan to the contrary, if a Triggering Event shall occur within the 12-month period beginning with a Change in Control of the Company, then, effective immediately prior to the Triggering Event:
(i) each outstanding Stock Option and Stock Appreciation Right, to the extent that it shall not otherwise have become vested and exercisable, shall automatically become fully and immediately vested and exercisable, without regard to any otherwise applicable vesting requirement;
(ii) each Restricted Stock Award shall become fully and immediately vested and all forfeiture and transfer restrictions thereon shall lapse; and
(iii) each outstanding Stock Unit Award shall become immediately and fully vested and payable;
provided, however, that with respect to Stock Unit Awards and any other Awards that are subject to Section 409A of the Code and the guidance issued thereunder (“Section 409A”), the Common Stock, securities, cash or other consideration payable with respect to the Award shall be payable immediately following (and in no event more than 90 days following) the Participant’s “separation from service” (as defined under Section 409A), except that, to the extent that such Awards are held by a Participant who is a “specified employee” (as determined under Section 409A), the delivery of the Common Stock, securities, cash or other consideration payable with respect to such Awards shall be delayed to the date that is six months and one day following the Participant’s “separation from service” solely to the extent necessary to avoid the additional taxes imposed by Section 409A(a)(i)(B) of the Code.
11.2 Definitions.
(a) Cause. For purposes of this Section 11, the term “Cause” shall mean that a Participant (i) has been convicted of, or entered a plea of nolo contendere to, a crime that constitutes a felony under Federal or state law, (ii) has engaged in willful gross misconduct in the performance of the Participant’s duties to the Company or an Affiliate or (iii) has committed a material breach of any written agreement with the Company or any Affiliate with respect to confidentiality, noncompetition, nonsolicitation or similar restrictive covenant. Subject to the first sentence of Section 11.1 hereof, in the event that a Participant is a party to an employment agreement with the Company or any Affiliate that defines termination on account of “Cause” (or a term having similar meaning), such definition shall apply as the definition of a termination on account of “Cause” for purposes hereof, but only to the extent that such definition provides the Participant with greater rights. A termination on account of Cause shall be communicated by written notice to the Participant, and shall be deemed to occur on the date such notice is delivered to the Participant.
(b) Change in Control. For purposes of this Section 11, a “Change in Control” shall occur upon:
(i) the acquisition within any 12-month period by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of the total voting power of the then outstanding stock of the Company entitled to vote generally in the election of directors, but excluding the following transactions (the “Excluded Acquisitions”):
(1) any acquisition directly from the Company (other than an acquisition by virtue of the exercise of a conversion privilege of a security that was not acquired directly from the Company),
(2) any acquisition by the Company, and
(3) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company);
(ii) any time during a period of 12 months or less, individuals who at the beginning of such period constitute the Board (and any new directors whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was so approved) ceasing for any reason to constitute a majority thereof:
(iii) an acquisition (other than an Excluded Acquisition) by any Person of fifty percent (50%) or more of the voting power or value of the Company’s stock;
(iv) the consummation of a merger, consolidation, reorganization or similar corporate transaction, whether or not the Company is the surviving company in such transaction, other than a merger, consolidation, or reorganization that would result in the Persons who are beneficial owners of the Company’s stock outstanding immediately prior thereto continuing to beneficially own, directly or indirectly, in substantially the same proportions, at least fifty percent (50%) of the combined voting power or value of the

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Company’s stock (or the stock of the surviving entity) outstanding immediately after such merger, consolidation or reorganization; or
(v) the sale or other disposition during any 12 month period of all or substantially all of the assets of the Company, provided that such sale is of assets having a total gross fair market value equal to or greater than 40% of the total gross fair market value of the assets of the Company immediately prior to such sale or disposition.
The foregoing definition of “Change in Control” is intended to comply with the requirements of Section 409A of the Code and the guidance issued thereunder and shall be interpreted and applied by the Committee in a manner consistent therewith.
(c) Constructive Termination. For purposes of this Section 11, a “Constructive Termination” shall mean a termination of employment by a Participant within sixty (60) days following the occurrence of any one or more of the following events without the Participant’s written consent (i) any reduction in position, title (for Vice Presidents and above), overall responsibilities, level of authority, level of reporting (for Vice Presidents and above), base compensation, annual incentive compensation opportunity, aggregate employee benefits or (ii) a request that the Participant’s location of employment be relocated by more than fifty (50) miles. Subject to the first sentence of Section 11.1 hereof, in the event that a Participant is a party to an employment agreement with the Company or an Affiliate (or a successor entity) that defines a termination on account of “Constructive Termination,” “Good Reason” or “Breach of Agreement” (or a term having similar meaning), such definition shall apply as the definition of “Constructive Termination” for purposes hereof in lieu of the foregoing, but only to the extent that such definition provides the Participant with greater rights. A Constructive Termination shall be communicated by written notice to the Committee, and shall be deemed to occur on the date such notice is delivered to the Committee, unless the circumstances giving rise to the Constructive Termination are cured within five (5) days of such notice.
(d) Triggering Event. For purposes of this Section 11, a “Triggering Event” shall mean (i) the termination of Service of a Participant by the Company or an Affiliate (or any successor thereof) other than on account of death, Disability or Cause or (ii) the occurrence of a Constructive Termination.
11.3 Excise Tax Limit. Except to the extent an Award Agreement provides for a different result (in which case the Award Agreement will govern and this Section 11.3 shall not be applicable), in the event that the vesting of Awards together with all other payments and the value of any benefits received or to be received by a Participant (the “Total Payments”) would result in all or a portion of such Total Payments being subject to the excise tax under Section 4999 of the Code (the “Excise Tax”), then the Participant’s
Total Payments shall be either (i) the full amount of such payments and benefits or (ii) such lesser amount that would result in no portion of the Total Payments being subject to excise tax under Section 4999 of the Code, whichever of the foregoing amounts, taking into account the applicable Federal, state, and local employment taxes, income taxes and the Excise Tax, results in the receipt by the Participant, on an after-tax basis, of the greatest amount of payments and benefits notwithstanding that all or some portion of such payments and benefits may be taxable under Section 4999 of the Code. Solely to the extent that the Participant is better off on an after-tax basis as a result of the reduction of Total Payments, such payments and benefits shall be reduced or eliminated, as determined by the Company, in the following order: (i) any cash payments, (ii) any taxable benefits, (iii) any nontaxable benefits, and (iv) any vesting or accelerated delivery of equity awards in each case in reverse order beginning with the payments or benefits that would have been paid, in the ordinary course, the farthest in time from the date that triggers the applicable Excise Tax.
All determinations required to be made under this Section 11 shall be made by the accounting firm which is the Company’s outside auditor immediately prior to the event triggering the payments that are subject to the Excise Tax (the “Accounting Firm”). The Company shall cause the Accounting Firm to provide detailed supporting calculations of its determinations to the Company and the Participant. All fees and expenses of the Accounting Firm shall be borne solely by the Company. The Accounting Firm’s determinations must be made with substantial authority (within the meaning of Section 6662 of the Code). For the purposes of all calculations under Section 280G of the Code and the application of this Section 11.3, all determinations as to the present value shall be made in accordance with the regulations promulgated under Section 280G of the Code.
12. Forfeiture Events.
12.1 General. At the time of the Award, the Committee may specify in an Award Agreement , in addition to any otherwise applicable vesting or performance conditions of an Award, at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment, including pursuant to the terms and conditions of any claw back or recoupment policy that the Company may have in effect at any time and from time to time, upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of Service for cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company. Without limiting the generality of the foregoing, the Committee may cancel any outstanding Award (or any portion thereof), or require reimbursement of all or any portion of any amount that had been paid under any Award within the prior 12 month period, if (i) the Committee determines that the Participant has engaged in fraud or intentional misconduct that caused the Company’s restatement of any of its financial statements or (ii) the Company has incurred, or could reasonably be expected to incur,

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reputational harm or financial harm, in either case, related to or arising directly or indirectly from the Participant’s material misconduct, gross negligence, material misfeasance, or material nonfeasance. For purposes of this policy, (A) “reputational harm” shall mean any significant damage to, or significant impairment of, (i) the Company’s reputation among customers of the Company or its affiliates or other third parties with whom the Company and its affiliates conduct business or (ii) the perception of the quality of the products offered by the Company and its affiliates, and (B) “financial harm” shall mean that the Company or any affiliate incurs or could reasonably be expected to incur any significant monetary loss or expense.
12.2 Termination for Cause. Unless otherwise provided by the Committee and set forth in an Award Agreement, if a Participant’s employment with the Company or any Affiliate shall be terminated for cause, the Company may, in its sole discretion, immediately terminate such Participant’s right to any further payments, vesting or exercisability with respect to any Award in its entirety. The Company shall, in its sole discretion, determine whether the conduct, actions, omissions or nonfeasance of a Participant give rise to cause to terminate such Participant’s employment; provided that, if a Participant is party to an employment (or similar) agreement with the Company or any Affiliate that defines the term “cause,” such definition shall apply for purposes of the Plan. The Company shall have the power to determine whether the Participant has been terminated for cause and the date upon which such termination for cause occurs. Any such determination shall be final, conclusive and binding upon the Participant. In addition, if the Company shall reasonably determine that a Participant has committed or may have committed any act which could constitute the basis for a termination of such Participant’s employment for cause, the Company may suspend the Participant’s rights to exercise any option, receive any payment or vest in any right with respect to any Award pending a determination by the Company of whether an act has been committed which could constitute the basis for a termination for “cause” as provided in this Section 12.2. Notwithstanding anything in this Section 12.2 to the contrary, following a Change in Control, whether cause exists with respect to the termination of a Participant’s employment shall be determined exclusively by applying the provisions of Section 11.
13. General Provisions.
13.1 Award Agreement. To the extent deemed necessary by the Committee, an Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth the number of shares of Common Stock or units subject to the Award, the exercise price, base price, or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable and the term of the Award. The Award Agreement may also set forth the effect on an Award of termination of Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and may also set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement. The Committee need not require the execution of an Award Agreement by a Participant, in which case, acceptance of the Award by the Participant shall constitute agreement by the Participant to the terms, conditions, restrictions and limitations set forth in the Plan and the Award Agreement as well as the administrative guidelines of the Company in effect from time to time.
13.2 Treatment of Awards upon Death. In the event of the death of a Participant while employed by the Company or any of its Affiliates, except as otherwise provided by the Committee in an Award Agreement, an outstanding Award may be exercised by or shall become payable to the Participant’s beneficiary as designated by the Participant in the manner prescribed by the Committee or, in the absence of an authorized beneficiary designation, by the a legatee or legatees of such Award under the Participant’s last will, or by such Participant’s executors, personal representatives or distributees of such Award in accordance with the Participant’s will or the laws of descent and distribution (a “Beneficiary”). In the case of Stock Options, except as otherwise provided in an Award Agreement, any outstanding Stock Options of a Participant who dies while in Service may be exercised by such Beneficiary in respect of all or any part of the total number of shares subject to such options at the time of such Participant’s death (whether or not, at the time of death, the deceased Participant would have been entitled to exercise such options to the extent of all or any of the shares covered thereby). However, except as otherwise provided by the Committee in an Award Agreement, in the event of the death of the Participant after the date of termination of Service while an Option remains outstanding, then such deceased Participant’s Options shall expire in accordance with their terms at the same time they would have expired if such Participant had not died, and may be exercised prior to their expiration by a Beneficiary in respect to the same number of shares, in the same manner and to the same extent as if such Participant were then living. In the case of Awards other than Stock Options, except as otherwise provided in an Award Agreement, any outstanding Awards of a Participant who dies while in Service shall become fully vested and, in the case of Stock Appreciation Rights, exercisable as provided above with respect to stock options, and in the case of all other types of Awards, payable to the Beneficiary promptly following the Participant’s death.
13.3 No Assignment or Transfer; Beneficiaries. Except as provided in Sections 6.7 and 13.2 hereof, Awards under the Plan shall not be assignable or transferable by the Participant, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, the Committee may provide in the terms of an Award Agreement or in any other manner prescribed by the Committee that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death. During the lifetime of a Participant, an Award shall be exercised only by such Participant or such Participant’s guardian or legal representative.

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13.4 Deferrals of Payment. The Committee may in its discretion permit a Participant to defer the receipt of payment of cash or delivery of shares of Common Stock that would otherwise be due to the Participant by virtue of the exercise of a right or the satisfaction of vesting or other conditions with respect to an Award. If any such deferral is to be permitted by the Committee, the Committee shall establish rules and procedures relating to such deferral in a manner intended to comply with the requirements of Section 409A of the Code, including, without limitation, the time when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount.
13.5 Employment or Service. Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person or any Participant any right to continue in the Service of the Company or any of its Affiliates, or interfere in any way with the right of the Company or any of its Affiliates to terminate the employment or other service relationship of an Eligible employee or a Participant for any reason at any time.
13.6 Rights as Shareholder. A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 4.3 hereof, no adjustment or other provision shall be made for dividends or other shareholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights. The Committee may determine in its discretion the manner of delivery of Common Stock to be issued under the Plan, which may be by delivery of stock certificates, electronic account entry into new or existing accounts or any other means as the Committee, in its discretion, deems appropriate. The Committee may require that any stock certificates that may be issued be held in escrow by the Company for any shares of Common Stock or cause the shares to be legended in order to comply with the securities laws or other applicable restrictions, or should the shares of Common Stock be represented by book or electronic account entry rather than a certificate, the Committee may take such steps to restrict transfer of the shares of Common Stock as the Committee considers necessary or advisable.
13.7 Securities Laws. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by the Applicable Exchange, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired only for investment purposes and without any current intention to sell or distribute such shares.
13.8 Tax Withholding. The Participant shall be responsible for payment of any taxes or similar charges required by law to be paid or withheld from an Award or an amount paid in satisfaction of an Award. Any required withholdings shall be paid by the Participant on or prior to the payment or other event that results in taxable income in respect of an Award. The Award Agreement may specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award.
13.9 Unfunded Plan. The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors or otherwise, to discharge its obligations under the Plan.
13.10 Other Compensation and Benefit Plans. The adoption of the Plan shall not affect any other share incentive or other compensation plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of share incentive or other compensation or benefit program for employees of the Company or any Affiliate. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or an Affiliate, including, without limitation, under any pension or severance benefits plan, except to the extent specifically provided by the terms of any such plan.
13.11 Plan Binding on Transferees. The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, the Participant’s executor, administrator and permitted transferees and beneficiaries.
13.12 Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

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13.13 Foreign Jurisdictions. The Committee may adopt, amend and terminate such arrangements and grant such Awards, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to comply with any tax, securities, regulatory or other laws of other jurisdictions with respect to Awards that may be subject to such laws. The terms and conditions of such Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan, not inconsistent with the intent of the Plan, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose.
13.14 Substitute Awards in Corporate Transactions. Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose.
13.15 Coordination with 2002 Executive Performance Plan. For purposes of Restricted Stock Awards, Stock Unit Awards and Stock Awards granted under the Plan that are intended to qualify as “performance-based” compensation under Section 162(m) of the Code, such Awards shall be granted in accordance with the provisions of the Company’s 2002 Executive Performance Plan (or any successor plan) to the extent necessary to satisfy the requirements for an Award having grandfathered status to qualify as performance-based compensation exempt from the deduction limit applicable under Section 162(m) of the Code.
13.16 Section 409A Compliance. To the extent applicable, it is intended that the Plan and all Awards hereunder comply with the requirements of Section 409A of the Code, and the Plan and all Award Agreements shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code. In the event that any provision of the Plan or an Award Agreement is determined by the Committee to not comply with the applicable requirements of Section 409A of the Code, the Committee shall have the authority to take such actions and to make such changes to the Plan or an Award Agreement as the Committee deems necessary to comply with such requirements, provided that no such action shall adversely affect any outstanding Award without the consent of the affected Participant. Notwithstanding the foregoing or anything elsewhere in the Plan or an Award Agreement to the contrary: (a) unless the Committee shall otherwise expressly provide, the term “disability” shall have the meaning given to such term under Section 409A and the regulations and guidance issued thereunder with respect to any Awards (other than Stock Options), and (b) if a Participant is a “specified employee” as defined in Section 409A of the Code at the time of termination of Service with respect to an Award, then solely to the extent necessary to avoid the imposition of any additional tax under Section 409A of the Code, the commencement of any payments or benefits under the Award shall be deferred until the date that is six months following the Participant’s termination of Service (or such other period as required to comply with Section 409A).
13.17 Governing Law. The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws, and to applicable Federal securities laws.
14. Effective Date; Amendment and Termination.
14.1 Effective Date. The Plan shall become effective immediately following its approval by the shareholders of the Company.
14.2 Amendment. The Board may at any time and from time to time and in any respect, amend or modify the Plan. The Board may seek the approval of any amendment or modification by the Company’s shareholders to the extent it deems necessary or advisable in its discretion, including for purposes of compliance with Section 162(m) or Section 422 of the Code or the listing or governance requirements of the Applicable Exchange. No amendment or modification of the Plan shall adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.
14.3 Termination. The Plan shall terminate on the tenth anniversary of the date the Plan is approved by the Board. The Board may, in its discretion and at any earlier date, terminate the Plan. Notwithstanding the foregoing, no termination of the Plan shall adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.

A-13
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Annex B — Supplemental Information Regarding Participants in the Solicitation
Disney, its directors, its director nominees and certain of its executive officers and employees are participants in the solicitation of proxies in connection with the Annual Meeting. We estimate that approximately [•] of our employees will assist in the proxy solicitation. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock. Annex B sets forth information relating to certain of Disney’s directors, director nominees and certain executive officers and employees who are considered “participants” in Disney’s solicitation under the rules of the SEC by reason of their position as directors of Disney or because they may be soliciting proxies on Disney’s behalf (collectively, the “Participants”).
Directors and Nominees
The principal occupations of our directors and director nominees are described in the section captioned “Corporate Governance and Board Matters — The Board of Directors — Director Nominees.” The names of our directors and director nominees are below. The business address of each of the directors and director nominees is 500 South Buena Vista Street, Burbank, CA 91521.

Name

Mary T. Barra	James P. Gorman
Safra A. Catz	Robert A. Iger
Amy L. Chang	Maria Elena Lagomasino
Francis A. deSouza	Calvin R. McDonald
D. Jeremy Darroch	Mark G. Parker
Carolyn N. Everson	Derica W. Rice
Michael B.G. Froman

B-1
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Officers and Employees
The principal occupations of our executive officers and employees who are considered Participants are set forth below. The principal occupation refers to such person’s position with the Company and the business address for each person is 500 South Buena Vista Street, Burbank, CA 91521.

Name	Title

Robert A. Iger	Chief Executive Officer
Hugh F. Johnston	Senior Executive Vice President and Chief Financial Officer
Horacio E. Gutierrez	Senior Executive Vice President, Chief Legal and Compliance Officer
Jolene E. Negre	Associate General Counsel and Secretary
Alexia S. Quadrani	Executive Vice President, Investor Relations
Jennifer D. Kettnich	Vice President, Investor Relations
Christina M. Robertson	Director, Investor Relations
Nicole L. Bronstein	Senior Manager, Investor Relations
Hans D. Hinebaugh	Manager, Investor Relations
Jaya R. Krishnan	Analyst, Investor Relations
Information Regarding Ownership of the Company’s Securities by Participants
The number of shares of common stock of the Company held as of January 3, 2024 by the Participants who are directors or executive officers is set forth in the section titled “Other Information — Stock Ownership” of this proxy statement.
The following table sets forth the number of shares of common stock of the Company held as of January 3, 2024 by the additional employees of the Company who are deemed Participants in our solicitation of proxies. The Company is unaware of any Participant who owns any securities of the Company of record that such Participant does not own beneficially, except as described in this proxy statement.

Name	Amount and Nature of Beneficial Ownership[1,2]

Alexia S. Quadrani	9,115
Jolene E. Negre	12,394	[3]
Jennifer D. Kettnich	1,155
Christina M. Robertson	786
Nicole L. Bronstein	—
Hans D. Hinebaugh	23
Jaya R. Krishnan	5
1The number of shares listed includes interests in shares held in Company savings and investment plans as of January 3, 2024: Ms. Kettnich — 61 shares; and Mr. Hinebaugh — 23 shares.
2Reflects the number of shares that could be purchased by exercise of options exercisable at January 3, 2024, or within 60 days thereafter under the Company’s stock option plans and the number of shares underlying restricted stock units that vest within 60 days of January 3, 2024, excluding dividend equivalent units that will vest in that period.
3Includes 24 shares held by spouse in trust.

B-2
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Information Regarding Transactions in Disney’s Securities by Participants — Last Two Years
The following table sets forth information regarding purchases and sales of Disney’s securities by each Participant from January 1, 2022 to January 3, 2024. Unless otherwise indicated, all transactions were in the public market or pursuant to our equity compensation plans and none of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D) Code	Transaction Code[1]

Mary T. Barra	12/31/2023	994.1		A	A
	09/30/2023	1,114.6		A	A
	06/30/2023	1,023.3		A	A
	03/31/2023	950		A	A
	12/31/2022	1,049.9		A	A
	09/30/2022	901		A	A
	06/30/2022	958.2		A	A
	03/31/2022	653.8		A	A
Safra A. Catz	12/31/2023	993.9		A	A
	09/30/2023	1,114.1		A	A
	06/30/2023	1,024.7		A	A
	03/31/2023	1,021.3		A	A
	12/31/2022	1,128.5		A	A
	09/30/2022	968.8		A	A
	06/30/2022	1,029.8		A	A
	03/31/2022	703		A	A
Amy L. Chang	12/31/2023	653.7		A	A
	12/07/2023	745		A	P
	12/07/2023	333		A	P
	09/30/2023	732.9		A	A
	06/30/2023	672.9		A	A
	03/31/2023	624.7		A	A
	12/31/2022	690.3		A	A
	09/30/2022	592.4		A	A
	06/30/2022	630		A	A
	03/31/2022	429.9		A	A
Francis A. deSouza	12/31/2023	994.1		A	A
	09/30/2023	1,114.6		A	A
	06/30/2023	1,023.3		A	A
	03/31/2023	950		A	A
	12/31/2022	1,049.9		A	A
	09/30/2022	901		A	A
	06/30/2022	958.2		A	A
	03/31/2022	653.8		A	A

B-3
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D) Code	Transaction Code[1]

D. Jeremy Darroch	11/20/2023	34		A	P
	12/13/2022	133		A	P
	09/12/2022	30		D	S
	06/13/2022	34		D	S
	05/09/2022	187		A	P
	04/21/2022	468		A	P
	04/07/2022	398		A	P
Carolyn N. Everson	12/31/2023	909.1		A	A
	09/30/2023	1,019.3		A	A
	06/30/2023	935.3		A	A
	03/31/2023	849.1		A	A
	12/31/2022	428.3		A	A
	07/14/2022	23		A	A
	06/13/2022	158		D	S
	05/13/2022	158		A	A
	04/12/2022	15		D	S
	02/18/2022	15		A	A
	01/18/2022	68		D	S
Michael B.G. Froman	12/31/2023	993.9		A	A
	09/30/2023	1,114.1		A	A
	06/30/2023	1,023		A	A
	03/31/2023	949.7		A	A
	12/31/2022	1,049.4		A	A
	09/30/2022	900.9		A	A
	07/21/2022		5	A	A (By Trust)
	06/30/2022	957.6		A	A
	04/13/2022		2	A	A (By Trust)
	04/08/2022		13	A	A (By Trust)
	03/31/2022	653.7		A	A

B-4
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D) Code	Transaction Code[1]

Robert A. Iger	12/19/2023	123		A	M
	12/19/2023	123		D	F
	12/19/2023	123		D	M
	12/17/2023	34,667.7418		A	M
	12/17/2023	16,642		D	F
	12/17/2023	34,667.7418		D	M
	12/15/2023	374,417		A	A
	11/27/2023	34,667.7418		A	A
	12/22/2022	824		A	M
	12/22/2022	824		D	F
	12/22/2022	824		D	M
	12/17/2022	31,436.7826		A	M
	12/17/2022	15,270.7826		D	F
	12/17/2022	31,436.7826		D	M
	11/29/2022	31,436.7826		A	A
	11/20/2022	278,699		A	A
	02/15/2022		123,659	D	S
	02/14/2022	435,220		A	M
	02/14/2022	1,171,750		D	S
	02/14/2022	435,220		D	M
Maria Elena Lagomasino	12/31/2023	1,089.4		A	A
	09/30/2023	1,221.4		A	A
	06/30/2023	1,121.4		A	A
	03/31/2023	1,041.1		A	A
	12/31/2022	1,150.6		A	A
	09/30/2022	987.4		A	A
	06/30/2022	1,050.1		A	A
	03/31/2022	716.5		A	A
Calvin R. McDonald	12/31/2023	994.1		A	A
	09/30/2023	1,114.6		A	A
	06/30/2023	1,023.3		A	A
	03/31/2023	950		A	A
	12/31/2022	1,049.9		A	A
	09/30/2022	901		A	A
	06/30/2022	958.2		A	A
	03/31/2022	653.8		A	A
Mark G. Parker	12/31/2023	1,443.6		A	A
	09/30/2023	1,588		A	A
	06/30/2023	1,475.7		A	A
	03/31/2023	950		A	A
	12/31/2022	1,049.9		A	A
	09/30/2022	901		A	A
	06/30/2022	958.2		A	A
	03/31/2022	653.8		A	A

B-5
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D) Code	Transaction Code[1]

Derica W. Rice	12/31/2023	1,069		A	A
	09/30/2023	1,198.6		A	A
	06/30/2023	1,098.7		A	A
	03/31/2023	950		A	A
	12/31/2022	1,049.9		A	A
	09/30/2022	901		A	A
	06/30/2022	958.2		A	A
	03/31/2022	653.8		A	A
Hugh F. Johnston	10/30/2023	10		D	S
	9/26/2023	20		A	P
	8/8/2023	10		A	P
	6/21/2023	30		D	S
	5/3/2023	5		A	P
	12/7/2022	20		D	S
	10/11/2022	5		A	P
	9/20/2022	5		A	P
	8/10/2022	5		D	S
	6/21/2022	30		A	P
	5/16/2022	25		D	S
	4/28/2022	5		D	S
Horacio E. Gutierrez	12/15/2023	6,049		A	M
	12/15/2023	3,000		D	F
	12/15/2023	6,049		D	M
	12/15/2023	73,324		A	A
	12/15/2023	25,151		A	A
	12/14/2023	6,294		A	M
	12/14/2023	3,121		D	F
	12/14/2023	6,294		D	M
	12/15/2022	48,292		A	A
	12/15/2022	18,147		A	A
	12/14/2022	6,295		A	M
	12/14/2022	3,122		D	F
	12/14/2022	6,295		D	M
	03/08/2022	57,632		A	A
	03/08/2022	18,884		A	A

B-6
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D) Code	Transaction Code[1]

Alexia S. Quadrani	12/27/2023	5,154		A	M
	12/27/2023	2,851		D	F
	12/27/2023	5,154		D	M
	12/27/2023	773		A	M
	12/27/2023	428		D	F
	12/27/2023	773		D	M
	12/15/2023	14,416		A	A
	12/15/2023	11,537		A	A
	12/15/2023	1,365		A	M
	12/15/2023	755		D	F
	12/15/2023	1,365		D	M
	07/17/2023	226		A	A
	07/17/2023	186		A	A
	07/17/2023	8,633		A	A
	06/27/2023	773		A	M
	06/27/2023	312		D	F
	06/27/2023	773		D	M
	06/27/2023	5,154		A	M
	06/27/2023	2,078		D	F
	06/27/2023	5,154		D	M
	06/15/2023	1,364		A	M
	06/15/2023	550		D	F
	06/15/2023	1,364		D	M
	12/27/2022	5,154		A	M
	12/27/2022	2,851		D	F
	12/27/2022	5,154		D	M
	12/27/2022	773		A	M
	12/27/2022	428		D	F
	12/27/2022	773		D	M
	12/15/2022	8,188		A	A
	06/27/2022	4,639		A	A
	06/27/2022	30,924		A	A

B-7
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D) Code	Transaction Code[1]

Jolene E. Negre	12/17/2023	171		A	M
	12/17/2023	171		D	M
	12/17/2023	60		D	F
	12/17/2023	365		A	M
	12/17/2023	365		D	M
	12/17/2023	127		D	F
	12/15/2023	3,746		A	A
	12/15/2023	1,606		A	A
	12/15/2023	346		A	M
	12/15/2023	346		D	M
	12/15/2023	120		D	F
	12/14/2023	422		A	M
	12/14/2023	422		D	M
	12/14/2023	146		D	F
	07/17/2023	2,187		A	A
	06/22/2023	170		A	M
	06/22/2023	170		D	M
	06/22/2023	59		D	F
	06/15/2023	345		A	M
	06/15/2023	345		D	M
	06/15/2023	120		D	F
	06/14/2023	422		A	M
	06/14/2023	422		D	M
	06/14/2023	146		D	F
	03/31/2023	220		D	S
	03/08/2023	149		A	M
	03/08/2023	149		D	M
	03/08/2023	61		D	F
	12/19/2022	344		A	M
	12/19/2022	344		D	M
	12/19/2022	119		D	F
	12/17/2022	365		A	M
	12/17/2022	365		D	M
	12/17/2022	127		D	F
	12/17/2022	170		A	M
	12/17/2022	170		D	M

B-8
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D) Code	Transaction Code[1]

Jolene E. Negre	12/17/2022	59		D	F
	12/15/2022	2,074		A	A
	12/14/2022	422		A	M
	12/14/2022	422		D	M
	12/14/2022	146		D	F
	08/12/2022	220		D	S
	06/22/2022	171		A	M
	06/22/2022	171		D	M
	06/22/2022	60		D	F
	06/14/2022	422		A	M
	06/14/2022	422		D	M
	06/14/2022	146		D	F
	03/08/2022	149		A	M
	03/08/2022	149		D	M
	03/08/2022	62		D	F

B-9
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D) Code	Transaction Code[1]

Jennifer D. Kettnich	12/29/2023		0.238	A	A (By 401(k))
	12/29/2023		0.043	A	A (By 401(k))
	12/22/2023		0.234	A	A (By 401(k))
	12/22/2023		0.043	A	A (By 401(k))
	12/21/2023		13.924	D	A (By 401(k))
	12/21/2023		13.924	A	A (By 401(k))
	12/17/2023	54		A	M
	12/17/2023	19		D	F
	12/17/2023	54		D	M
	12/15/2023	803		A	A
	12/15/2023	1,764		A	A
	12/15/2023	150		A	M
	12/15/2023	52		D	F
	12/15/2023	150		D	M
	12/15/2023		0.042	A	A (By 401(k))
	12/15/2023		0.230	A	A (By 401(k))
	12/14/2023	78		A	M
	12/14/2023	27		D	F
	12/14/2023	78		D	M
	12/14/2023	66		A	M
	12/14/2023	23		D	F
	12/14/2023	66		D	M
	12/08/2023		0.042	A	A (By 401(k))
	12/08/2023		0.230	A	A (By 401(k))
	12/01/2023		0.042	A	A (By 401(k))
	12/01/2023		0.233	A	A (By 401(k))
	11/24/2023		0.041	A	A (By 401(k))
	11/24/2023		0.224	A	A (By 401(k))
	11/17/2023		0.041	A	A (By 401(k))
	11/17/2023		0.227	A	A (By 401(k))
	11/10/2023		0.044	A	A (By 401(k))
	11/10/2023		0.243	A	A (By 401(k))
	11/03/2023		0.046	A	A (By 401(k))
	11/03/2023		0.251	A	A (By 401(k))
	10/27/2023		0.049	A	A (By 401(k))
	10/27/2023		0.268	A	A (By 401(k))
	10/20/2023		0.047	A	A (By 401(k))
	10/20/2023		0.258	A	A (By 401(k))
	10/13/2023		0.046	A	A (By 401(k))
	10/13/2023		0.255	A	A (By 401(k))

B-10
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D) Code	Transaction Code[1]

Jennifer D. Kettnich	10/06/2023		0.047	A	A (By 401(k))
	10/06/2023		0.260	A	A (By 401(k))
	09/29/2023		0.048	A	A (By 401(k))
	09/29/2023		0.265	A	A (By 401(k))
	09/22/2023		0.047	A	A (By 401(k))
	09/22/2023		0.261	A	A (By 401(k))
	09/15/2023		0.046	A	A (By 401(k))
	09/15/2023		0.251	A	A (By 401(k))
	09/08/2023		0.048	A	A (By 401(k))
	09/08/2023		0.267	A	A (By 401(k))
	09/01/2023		0.048	A	A (By 401(k))
	09/01/2023		0.262	A	A (By 401(k))
	08/25/2023		0.047	A	A (By 401(k))
	08/25/2023		0.259	A	A (By 401(k))
	08/18/2023		0.045	A	A (By 401(k))
	08/18/2023		0.249	A	A (By 401(k))
	08/11/2023		0.043	A	A (By 401(k))
	08/11/2023		0.239	A	A (By 401(k))
	08/04/2023		0.045	A	A (By 401(k))
	08/04/2023		0.246	A	A (By 401(k))
	07/28/2023		0.045	A	A (By 401(k))
	07/28/2023		0.249	A	A (By 401(k))
	07/21/2023		0.045	A	A (By 401(k))
	07/21/2023		0.248	A	A (By 401(k))
	07/17/2023	950		A	A
	07/14/2023		0.044	A	A (By 401(k))
	07/14/2023		0.240	A	A (By 401(k))
	07/07/2023		0.043	A	A (By 401(k))
	07/07/2023		0.239	A	A (By 401(k))
	06/30/2023		0.044	A	A (By 401(k))
	06/30/2023		0.241	A	A (By 401(k))
	06/23/2023		0.044	A	A (By 401(k))
	06/23/2023		0.244	A	A (By 401(k))
	06/22/2023	53		A	M
	06/22/2023	22		D	F
	06/22/2023	53		D	M
	06/16/2023		0.042	A	A (By 401(k))
	06/16/2023		0.234	A	A (By 401(k))
	06/15/2023	150		A	M
	06/15/2023	62		D	F
	06/15/2023	150		D	M
	06/14/2023	78		A	M
	06/14/2023	32		D	F
	06/14/2023	78		D	M
	06/14/2023	65		A	M
	06/14/2023	27		D	F
	06/14/2023	65		D	M

B-11
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D) Code	Transaction Code[1]

Jennifer D. Kettnich	06/09/2023		0.042	A	A (By 401(k))
	06/09/2023		0.233	A	A (By 401(k))
	06/02/2023		0.043	A	A (By 401(k))
	06/02/2023		0.237	A	A (By 401(k))
	05/26/2023		0.044	A	A (By 401(k))
	05/26/2023		0.241	A	A (By 401(k))
	05/19/2023		0.042	A	A (By 401(k))
	05/19/2023		0.232	A	A (By 401(k))
	05/12/2023		0.043	A	A (By 401(k))
	05/12/2023		0.235	A	A (By 401(k))
	05/05/2023		0.039	A	A (By 401(k))
	05/05/2023		0.217	A	A (By 401(k))
	04/28/2023		0.038	A	A (By 401(k))
	04/28/2023		0.211	A	A (By 401(k))
	04/21/2023		0.039	A	A (By 401(k))
	04/21/2023		0.217	A	A (By 401(k))
	04/14/2023		0.039	A	A (By 401(k))
	04/14/2023		0.216	A	A (By 401(k))
	04/06/2023		0.039	A	A (By 401(k))
	04/06/2023		0.214	A	A (By 401(k))
	03/31/2023		0.039	A	A (By 401(k))
	03/31/2023		0.216	A	A (By 401(k))
	03/24/2023		0.042	A	A (By 401(k))
	03/24/2023		0.230	A	A (By 401(k))
	03/17/2023		0.042	A	A (By 401(k))
	03/17/2023		0.230	A	A (By 401(k))
	03/10/2023		0.041	A	A (By 401(k))
	03/10/2023		0.228	A	A (By 401(k))
	03/08/2023	47		A	M
	03/08/2023	20		D	F
	03/08/2023	47		D	M
	03/03/2023		0.039	A	A (By 401(k))
	03/03/2023		0.213	A	A (By 401(k))
	02/24/2023		0.039	A	A (By 401(k))
	02/24/2023		0.216	A	A (By 401(k))
	02/17/2023		0.037	A	A (By 401(k))
	02/17/2023		0.205	A	A (By 401(k))
	02/10/2023		0.029	A	A (By 401(k))
	02/10/2023		0.159	A	A (By 401(k))
	02/03/2023		0.028	A	A (By 401(k))
	02/03/2023		0.155	A	A (By 401(k))
	01/27/2023		0.028	A	A (By 401(k))
	01/27/2023		0.156	A	A (By 401(k))
	01/20/2023		0.031	A	A (By 401(k))
	01/20/2023		0.169	A	A (By 401(k))
	01/13/2023		0.032	A	A (By 401(k))
	01/13/2023		0.174	A	A (By 401(k))

B-12
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D) Code	Transaction Code[1]

Jennifer D. Kettnich	01/06/2023		0.032	A	A (By 401(k))
	01/06/2023		0.176	A	A (By 401(k))
	12/30/2022		0.134	A	A (By 401(k))
	12/30/2022		0.035	A	A (By 401(k))
	12/23/2022		0.190	A	A (By 401(k))
	12/23/2022		0.034	A	A (By 401(k))
	12/20/2022		8.592	D	A (By 401(k))
	12/20/2022		8.592	A	A (By 401(k))
	12/17/2022	53		A	M
	12/17/2022	19		D	F
	12/17/2022	53		D	M
	12/16/2022		0.185	A	A (By 401(k))
	12/16/2022		0.034	A	A (By 401(k))
	12/15/2022	901		A	A
	12/14/2022	78		A	M
	12/14/2022	27		D	F
	12/14/2022	78		D	M
	12/14/2022	66		A	M
	12/14/2022	23		D	F
	12/14/2022	66		D	M
	12/09/2022		0.176	A	A (By 401(k))
	12/09/2022		0.032	A	A (By 401(k))
	12/02/2022		0.167	A	A (By 401(k))
	12/02/2022		0.030	A	A (By 401(k))
	11/25/2022		0.166	A	A (By 401(k))
	11/25/2022		0.030	A	A (By 401(k))
	11/18/2022		0.182	A	A (By 401(k))
	11/18/2022		0.033	A	A (By 401(k))
	11/11/2022		0.174	A	A (By 401(k))
	11/11/2022		0.032	A	A (By 401(k))
	11/04/2022		0.168	A	A (By 401(k))
	11/04/2022		0.030	A	A (By 401(k))
	10/28/2022		0.157	A	A (By 401(k))
	10/28/2022		0.028	A	A (By 401(k))
	10/21/2022		0.165	A	A (By 401(k))
	10/21/2022		0.030	A	A (By 401(k))
	10/14/2022		0.174	A	A (By 401(k))
	10/14/2022		0.032	A	A (By 401(k))
	10/07/2022		0.171	A	A (By 401(k))
	10/07/2022		0.031	A	A (By 401(k))
	09/30/2022		0.172	A	A (By 401(k))
	09/30/2022		0.031	A	A (By 401(k))
	09/23/2022		0.167	A	A (By 401(k))
	09/23/2022		0.030	A	A (By 401(k))
	09/16/2022		0.154	A	A (By 401(k))
	09/16/2022		0.028	A	A (By 401(k))
	09/09/2022		0.144	A	A (By 401(k))

B-13
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D) Code	Transaction Code[1]

Jennifer D. Kettnich	09/09/2022		0.026	A	A (By 401(k))
	09/02/2022		0.147	A	A (By 401(k))
	09/02/2022		0.027	A	A (By 401(k))
	08/26/2022		0.144	A	A (By 401(k))
	08/26/2022		0.026	A	A (By 401(k))
	08/19/2022		0.138	A	A (By 401(k))
	08/19/2022		0.025	A	A (By 401(k))
	08/12/2022		0.137	A	A (By 401(k))
	08/12/2022		0.025	A	A (By 401(k))
	08/05/2022		0.156	A	A (By 401(k))
	08/05/2022		0.028	A	A (By 401(k))
	07/29/2022		0.159	A	A (By 401(k))
	07/29/2022		0.029	A	A (By 401(k))
	07/22/2022		0.161	A	A (By 401(k))
	07/22/2022		0.029	A	A (By 401(k))
	07/15/2022		0.175	A	A (By 401(k))
	07/15/2022		0.032	A	A (By 401(k))
	07/08/2022		0.172	A	A (By 401(k))
	07/08/2022		0.031	A	A (By 401(k))
	07/01/2022		0.175	A	A (By 401(k))
	07/01/2022		0.032	A	A (By 401(k))
	06/24/2022		0.169	A	A (By 401(k))
	06/24/2022		0.031	A	A (By 401(k))
	06/22/2022	54		A	M
	06/22/2022	23		D	F
	06/22/2022	54		D	M
	06/17/2022		0.176	A	A (By 401(k))
	06/17/2022		0.032	A	A (By 401(k))
	06/14/2022	65		A	M
	06/14/2022	27		D	F
	06/14/2022	65		D	M
	06/14/2022	77		A	M
	06/14/2022	32		D	F
	06/14/2022	77		D	M
	06/10/2022		0.166	A	A (By 401(k))
	06/10/2022		0.030	A	A (By 401(k))
	06/03/2022		0.152	A	A (By 401(k))
	06/03/2022		0.028	A	A (By 401(k))
	05/27/2022		0.154	A	A (By 401(k))
	05/27/2022		0.028	A	A (By 401(k))
	05/20/2022		0.165	A	A (By 401(k))
	05/20/2022		0.030	A	A (By 401(k))
	05/13/2022		0.194	A	A (By 401(k))
	05/13/2022		0.035	A	A (By 401(k))
	05/06/2022		0.151	A	A (By 401(k))
	05/06/2022		0.027	A	A (By 401(k))
	04/29/2022		0.147	A	A (By 401(k))

B-14
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D) Code	Transaction Code[1]

Jennifer D. Kettnich	04/29/2022		0.027	A	A (By 401(k))
	04/22/2022		0.139	A	A (By 401(k))
	04/22/2022		0.025	A	A (By 401(k))
	04/14/2022		0.222	A	A (By 401(k))
	04/14/2022		0.040	A	A (By 401(k))
	04/13/2022		0.126	A	A (By 401(k))
	04/01/2022		0.121	A	A (By 401(k))
	04/01/2022		0.022	A	A (By 401(k))
	03/25/2022		0.119	A	A (By 401(k))
	03/25/2022		0.022	A	A (By 401(k))
	03/18/2022		0.118	A	A (By 401(k))
	03/18/2022		0.021	A	A (By 401(k))
	03/11/2022		0.125	A	A (By 401(k))
	03/11/2022		0.023	A	A (By 401(k))
	03/08/2022	47		A	M
	03/08/2022	20		D	F
	03/08/2022	47		D	M
	03/04/2022		0.084	A	A (By 401(k))
	03/04/2022		0.015	A	A (By 401(k))
	02/25/2022		0.079	A	A (By 401(k))
	02/25/2022		0.014	A	A (By 401(k))
	02/18/2022		0.079	A	A (By 401(k))
	02/18/2022		0.014	A	A (By 401(k))
	02/11/2022		0.078	A	A (By 401(k))
	02/11/2022		0.014	A	A (By 401(k))
	02/04/2022		0.084	A	A (By 401(k))
	02/04/2022		0.015	A	A (By 401(k))
	01/28/2022		0.087	A	A (By 401(k))
	01/28/2022		0.016	A	A (By 401(k))
	01/21/2022		0.084	A	A (By 401(k))
	01/21/2022		0.015	A	A (By 401(k))
	01/14/2022		0.084	A	A (By 401(k))
	01/14/2022		0.015	A	A (By 401(k))
	01/07/2022		0.104	A	A (By 401(k))
	01/07/2022		0.019	A	A (By 401(k))

B-15
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D) Code	Transaction Code[1]

Christina M. Robertson	12/17/2023	35		A	M
	12/17/2023	13		D	F
	12/17/2023	35		D	M
	12/17/2023	85		A	M
	12/17/2023	30		D	F
	12/17/2023	85		D	M
	12/15/2023	770		A	A
	12/15/2023	429		A	A
	12/15/2023	64		A	M
	12/15/2023	23		D	F
	12/15/2023	64		D	M
	12/14/2023	89		A	M
	12/14/2023	31		D	F
	12/14/2023	89		D	M
	07/17/2023	403		A	A
	06/22/2023	35		A	M
	06/22/2023	15		D	F
	06/22/2023	35		D	M
	06/15/2023	63		A	M
	06/15/2023	26		D	F
	06/15/2023	63		D	M
	06/14/2023	89		A	M
	06/14/2023	37		D	F
	06/14/2023	89		D	M
	03/08/2023	31		A	M
	03/08/2023	13		D	F
	03/08/2023	31		D	M
	12/17/2022	84		A	M
	12/17/2022	84		D	M
	12/17/2022	30		D	F
	12/17/2022	35		A	M
	12/17/2022	35		D	M
	12/17/2022	13		D	F
	12/15/2022	383		A	A
	12/14/2022	89		A	M
	12/14/2022	89		D	M
	12/14/2022	31		D	F
	06/22/2022	36		A	M
	06/22/2022	36		D	M
	06/22/2022	15		D	F
	06/14/2022	89		A	M
	06/14/2022	89		D	M
	06/14/2022	37		D	F
	03/08/2022	31		A	M
	03/08/2022	31		D	M
	03/08/2022	13		D	F

B-16
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D) Code	Transaction Code[1]

Hans D. Hinebaugh	12/29/2023		0.026	A	A (By 401(k))
	12/29/2023		0.026	A	A (By 401(k))
	12/22/2023		0.026	A	A (By 401(k))
	12/22/2023		0.026	A	A (By 401(k))
	12/21/2023		3.878	D	A (By 401(k))
	12/21/2023		3.878	A	A (By 401(k))
	12/15/2023		0.050	A	A (By 401(k))
	12/08/2023		0.050	A	A (By 401(k))
	12/01/2023		0.052	A	A (By 401(k))
	11/24/2023		0.050	A	A (By 401(k))
	11/17/2023		0.050	A	A (By 401(k))
	11/10/2023		0.054	A	A (By 401(k))
	11/03/2023		0.056	A	A (By 401(k))
	10/27/2023		0.060	A	A (By 401(k))
	10/20/2023		0.056	A	A (By 401(k))
	10/13/2023		0.056	A	A (By 401(k))
	10/06/2023		0.058	A	A (By 401(k))
	09/29/2023		0.058	A	A (By 401(k))
	09/22/2023		0.058	A	A (By 401(k))
	09/15/2023		0.056	A	A (By 401(k))
	09/08/2023		0.058	A	A (By 401(k))
	09/01/2023		0.058	A	A (By 401(k))
	08/25/2023		0.058	A	A (By 401(k))
	08/18/2023		0.062	A	A (By 401(k))
	08/11/2023		0.046	A	A (By 401(k))
	08/04/2023		0.046	A	A (By 401(k))
	07/28/2023		0.048	A	A (By 401(k))
	07/21/2023		0.048	A	A (By 401(k))
	07/14/2023		0.046	A	A (By 401(k))
	07/07/2023		0.046	A	A (By 401(k))
	06/30/2023		0.046	A	A (By 401(k))
	06/23/2023		0.046	A	A (By 401(k))
	06/16/2023		0.044	A	A (By 401(k))
	06/09/2023		0.044	A	A (By 401(k))
	06/02/2023		0.044	A	A (By 401(k))
	05/26/2023		0.046	A	A (By 401(k))
	05/19/2023		0.044	A	A (By 401(k))
	05/12/2023		0.044	A	A (By 401(k))
	05/05/2023		0.042	A	A (By 401(k))
	04/28/2023		0.040	A	A (By 401(k))
	04/21/2023		0.042	A	A (By 401(k))
	04/14/2023		0.074	A	A (By 401(k))
	04/06/2023		0.074	A	A (By 401(k))
	03/31/2023		0.074	A	A (By 401(k))
	03/24/2023		0.078	A	A (By 401(k))
	03/17/2023		0.078	A	A (By 401(k))
	03/10/2023		0.078	A	A (By 401(k))

B-17
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D) Code	Transaction Code[1]

Hans D. Hinebaugh	03/03/2023		0.072	A	A (By 401(k))
	02/24/2023		0.074	A	A (By 401(k))
	02/17/2023		0.070	A	A (By 401(k))
	02/10/2023		0.170	A	A (By 401(k))
	02/03/2023		0.166	A	A (By 401(k))
	01/27/2023		0.166	A	A (By 401(k))
	01/20/2023		0.182	A	A (By 401(k))
	01/13/2023		0.186	A	A (By 401(k))
	01/06/2023		0.188	A	A (By 401(k))
	12/30/2022		0.195	A	A (By 401(k))
	12/23/2022		0.191	A	A (By 401(k))
	12/20/2022		7.702	D	S (By 401(k))
	12/20/2022		7.702	A	A (By 401(k))
	12/16/2022		0.187	A	A (By 401(k))
	12/09/2022		0.178	A	A (By 401(k))
	12/02/2022		0.168	A	A (By 401(k))
	11/25/2022		0.168	A	A (By 401(k))
	11/18/2022		0.183	A	A (By 401(k))
	11/11/2022		0.176	A	A (By 401(k))
	11/04/2022		0.170	A	A (By 401(k))
	10/28/2022		0.158	A	A (By 401(k))
	10/21/2022		0.166	A	A (By 401(k))
	10/14/2022		0.176	A	A (By 401(k))
	10/07/2022		0.172	A	A (By 401(k))
	09/30/2022		0.174	A	A (By 401(k))
	09/23/2022		0.168	A	A (By 401(k))
	09/16/2022		0.155	A	A (By 401(k))
	09/09/2022		0.145	A	A (By 401(k))
	09/02/2022		0.149	A	A (By 401(k))
	08/26/2022		0.145	A	A (By 401(k))
	08/19/2022		0.140	A	A (By 401(k))
	08/12/2022		0.138	A	A (By 401(k))
	08/05/2022		0.157	A	A (By 401(k))
	07/29/2022		0.160	A	A (By 401(k))
	07/22/2022		0.162	A	A (By 401(k))
	07/15/2022		0.177	A	A (By 401(k))
	07/08/2022		0.174	A	A (By 401(k))
	07/01/2022		0.177	A	A (By 401(k))
	06/24/2022		0.171	A	A (By 401(k))
	06/17/2022		0.177	A	A (By 401(k))
	06/10/2022		0.168	A	A (By 401(k))
	06/03/2022		0.153	A	A (By 401(k))
	05/27/2022		0.155	A	A (By 401(k))
	05/20/2022		0.167	A	A (By 401(k))
	05/13/2022		0.157	A	A (By 401(k))
	05/06/2022		0.153	A	A (By 401(k))
	04/29/2022		0.149	A	A (By 401(k))

B-18
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D) Code	Transaction Code[1]

Hans D. Hinebaugh	04/22/2022		0.140	A	A (By 401(k))
	04/14/2022		0.128	A	A (By 401(k))
	04/08/2022		0.127	A	A (By 401(k))
	04/01/2022		0.123	A	A (By 401(k))
	03/25/2022		0.121	A	A (By 401(k))
	03/18/2022		0.119	A	A (By 401(k))
	03/11/2022		0.125	A	A (By 401(k))
	03/04/2022		0.119	A	A (By 401(k))
	02/25/2022		0.112	A	A (By 401(k))
	02/18/2022		0.111	A	A (By 401(k))
	02/11/2022		0.110	A	A (By 401(k))
	02/04/2022		0.119	A	A (By 401(k))
	01/28/2022		0.123	A	A (By 401(k))
	01/21/2022		0.123	A	A (By 401(k))
	01/14/2022		0.109	A	A (By 401(k))
	01/07/2022		0.155	A	A (By 401(k))
Jaya R. Krishnan	10/03/2023		2	A	P
	11/15/2022		1	A	P
1Transaction Codes:
A:    Grant, award, or other acquisition of securities from the company (such as an option)
F:    Payment of exercise price or tax liability by delivering or withholding securities
G:    Bona fide gift form of any clauses
M:    Exercise or conversion of derivative security
P:    Open market or private purchase of securities
S:    Open market or private sale of securities

B-19
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

Miscellaneous Information Regarding Participants in the Solicitation
Except as described in the proxy statement or this Annex B, to Disney’s knowledge: none of the Participants or their associates (i) during the past ten (10) years, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) beneficially owns, directly or indirectly, any shares or other securities of Disney or any of Disney’s subsidiaries; or (iii) has a substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. In addition, other than as set forth in this Annex B or the proxy statement, neither Disney nor any of the Participants has been within the past year party to any contract, arrangement or understanding with any person with respect to any of our securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. Other than as set forth in this Annex B or the proxy statement, none of the Participants or any of their associates have (i) any arrangements or understandings with any person with respect to any future employment by Disney or its affiliates or with respect to any future transactions to which Disney or any of its affiliates will or may be a party, except that Alexia Quadrani is party to an employment agreement with the Company; or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of Disney’s last fiscal year or any currently proposed transactions, to which Disney or any of its subsidiaries was or is to be a party in which the amount involved exceeded $120,000.

B-20
The Walt Disney Company | Notice of 2024 Annual Meeting and Proxy Statement

PRELIMINARY PROXY CARD, SUBJECT TO COMPLETION
THIS IS THE WHITE PROXY CARD

The Walt Disney Company

THE WALT DISNEY COMPANY
C/O FIRST COAST RESULTS, INC.
SUITE 112
200 BUSINESS PARK CIRCLE
SAINT AUGUSTINE, FL 32095

SCAN TO
VIEW MATERIALS & VOTE

Vote 24 Hours a Day, 7 Days a Week by Internet or Mail.

Have your proxy card in hand when voting by internet and follow the instructions below.

VOTE BY INTERNET - www.ProxyVote.com/Disney or scan the QR Barcode above. Use the Internet to transmit your voting instructions. VOTING INSTRUCTIONS SUBMITTED BY INTERNET MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON [•].

VOTE CONFIRMATION - If you vote by Internet, beginning [•] through [•], you may confirm your vote twenty-four hours after your vote is received. To obtain vote confirmation, log onto www.ProxyVote.com/Disney using the 16-digit number located below.

VOTE BY MAIL - Mark, sign and date your proxy card and return it in the envelope provided, or if you have misplaced the envelope, to the return address shown in the upper left of this card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V27596-TBD

THE WALT DISNEY COMPANY

1. Election of Directors

Election of twelve directors for a term to end as of the 2025 annual meeting and until their successors are duly elected and qualified: While you may mark instructions with respect to any or all of the nominees, you may mark a vote "FOR" only twelve (12) nominees in total. You are permitted to vote for fewer than twelve (12) nominees. If you vote "FOR" fewer than twelve (12) nominees, your shares will only be voted "FOR" those nominees you have so marked. If you vote "FOR" more than twelve (12) nominees, all of your votes on Proposal 1 will be invalid and will not be counted. **If you sign and return your proxy card and do not specify how you want your shares to be voted, they will be voted "FOR" all of the Company-recommended nominees.**

Company nominees:

The Board of Directors recommends you vote FOR ONLY the following twelve (12) Company nominees:	For	Withhold
1A. COMPANY RECOMMENDED NOMINEE: Mary T. Barra	☐	☐
1B. COMPANY RECOMMENDED NOMINEE: Safra A. Catz	☐	☐
1C. COMPANY RECOMMENDED NOMINEE: Amy L. Chang	☐	☐
1D. COMPANY RECOMMENDED NOMINEE: D. Jeremy Darroch	☐	☐
1E. COMPANY RECOMMENDED NOMINEE: Carolyn N. Everson	☐	☐
1F. COMPANY RECOMMENDED NOMINEE: Michael B.G. Froman	☐	☐
1G. COMPANY RECOMMENDED NOMINEE: James P. Gorman	☐	☐
1H. COMPANY RECOMMENDED NOMINEE: Robert A. Iger	☐	☐
1I. COMPANY RECOMMENDED NOMINEE: Maria Elena Lagomasino	☐	☐
1J. COMPANY RECOMMENDED NOMINEE: Calvin R. McDonald	☐	☐
1K. COMPANY RECOMMENDED NOMINEE: Mark G. Parker	☐	☐
1L. COMPANY RECOMMENDED NOMINEE: Derica W. Rice	☐	☐

Trian Group nominees OPPOSED by the Company	For	Withhold
1M. NOMINEE OPPOSED BY THE COMPANY: Nelson Peltz	☐	☐
1N. NOMINEE OPPOSED BY THE COMPANY: James A. Rasulo	☐	☐

Blackwells Group nominees OPPOSED by the Company	For	Withhold
1O. NOMINEE OPPOSED BY THE COMPANY: Craig Hatkoff	☐	☐
1P. NOMINEE OPPOSED BY THE COMPANY: Jessica Schell	☐	☐
1Q. NOMINEE OPPOSED BY THE COMPANY: Leah Solivan	☐	☐

The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain
2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for fiscal 2024.	☐	☐	☐
3. Consideration of an advisory vote to approve the Company's executive compensation.	☐	☐	☐
4. Approval of an amendment and restatement of the Company's Amended and Restated 2011 Stock Incentive Plan to increase the number of shares authorized for issuance.	☐	☐	☐

NOTE: Please sign as name appears hereon and date. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. THIS PROXY CARD IS VALID ONLY WHEN SIGNED. PLEASE MARK, SIGN, DATE, FOLD AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [PLEASE SIGN WITHIN BOX] Date

© Disney

The 2024 Annual Meeting of Shareholders will be held virtually on [•], 10:00 a.m. Pacific Time.

You may register to attend the virtual meeting by visiting www.ProxyVote.com/Disney and selecting "Attend a Meeting" no later than [•] at 11:59 p.m. ET. **Even if you plan to attend the Annual Meeting, we urge you to vote your WHITE proxy card TODAY, to ensure that your shares are represented at the Annual Meeting.**

V27597-TBD

THE WALT DISNEY COMPANY
Annual Meeting of Shareholders
[•] 10:00 a.m. Pacific Time
This WHITE proxy card is solicited by the Board of Directors

The undersigned hereby appoint(s) HORACIO E. GUTIERREZ, HUGH F. JOHNSTON and JOLENE E. NEGRE, and each of them, attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of The Walt Disney Company that the undersigned would be entitled to cast at the 2024 Annual Meeting of Shareholders of the Company, and at any postponement or adjournment thereof.

IF YOU ARE A SHAREHOLDER OF RECORD, THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED ON THE REVERSE SIDE. **FOR PROPOSAL 1, VOTE "FOR" UP TO TWELVE (12) NOMINEES IN TOTAL. YOU ARE PERMITTED TO VOTE FOR FEWER THAN TWELVE (12) NOMINEES. IF YOU VOTE "FOR" FEWER THAN TWELVE (12) NOMINEES, YOUR SHARES WILL ONLY BE VOTED "FOR" THOSE NOMINEES YOU HAVE SO MARKED. IF YOU VOTE "FOR" MORE THAN TWELVE (12) NOMINEES, ALL OF YOUR VOTES ON PROPOSAL 1 WILL BE INVALID AND WILL NOT BE COUNTED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED AS TO ALL SHARES OF THE UNDERSIGNED "FOR" EACH OF THE COMPANY-RECOMMENDED NOMINEES IN PROPOSAL 1; "FOR" PROPOSALS 2, 3 AND 4; AND "AGAINST" PROPOSALS 5, 6, 7 AND 8; AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.**

(Continued on the other side)

© Disney